UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

NATHAN’S FAMOUS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MARCH 6, 2026
NATHAN’S FAMOUS, INC.
One Jericho Plaza
Jericho, New York 11753
MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT
[•], 2026
Dear Fellow Stockholders:
A special meeting of stockholders of NATHAN’S FAMOUS, INC., a Delaware corporation (the “Company,” “Nathan’s,” “we,” “us” or “our”), will be held on [•], 2026, at [•], Eastern Time (the “Special Meeting”). You will not be able to attend the Special Meeting in person. The Special Meeting will be held in a virtual meeting (audio webcast) format only. Stockholders of record at the close of business on [•], 2026, the record date for the Special Meeting, will be able to attend the Special Meeting by visiting [•]. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting. This proxy statement is dated [•], 2026, and is first being mailed to stockholders of the Company on or about [•], 2026.
At the Special Meeting, you will be asked to consider and vote on three proposals:
•
a proposal to adopt the Agreement and Plan of Merger, dated as of January 20, 2026 (as it may be amended from time to time, the “Merger Agreement”), by and among Smithfield Foods, Inc., a Virginia corporation (“Parent”), Boardwalk Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Merger Proposal”);

•
a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Compensation Advisory Proposal”); and

•
a proposal to approve one or more adjournments of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

If the Merger is completed, you will be entitled to receive $102.00 in cash, without interest and less any applicable withholding tax, for each share of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), you own (unless you have properly demanded appraisal for your shares in accordance with, and have complied in all respects with, Section 262 of the General Corporation Law of the State of Delaware and such demand has not been effectively withdrawn).
After reviewing and considering the terms and conditions of the Merger and the factors more fully described in the accompanying proxy statement, our board of directors: (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair, advisable and in the best interests of the Company and its stockholders, (ii) approved, adopted and ratified the Merger Agreement, the transactions contemplated by the Merger Agreement, and the performance by the Company of its obligations in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement, (iii) resolved that the Merger Agreement be submitted to the stockholders of the Company for their vote and approval at the Special Meeting, and (iv) resolved to recommend to the stockholders of the Company that they approve the Merger and approve and adopt the Merger Agreement at the Special Meeting.
Our board of directors recommends that you vote: (1) “FOR” the Merger Proposal; (2) “FOR” the Compensation Advisory Proposal; and (3) “FOR” the Adjournment Proposal.
The accompanying proxy statement contains, among other things, detailed information about the Company, the Special Meeting, the Merger, the Merger Agreement and Merger-related compensation. We encourage you to read the accompanying proxy statement, including its annexes and all documents incorporated by reference therein, carefully and in their entirety.

In connection with execution of the Merger Agreement, the Company, each member of Nathan’s board of directors and certain stockholders listed therein entered into a Voting Agreement (the “Voting Agreement”) dated as of January, 20, 2026, with Parent and Merger Sub, pursuant to which the members of the Nathan’s board of directors and such stockholders listed therein agreed to vote all of their respective shares of Common Stock in favor of the adoption of the Merger Agreement, subject to certain terms and conditions contained in the Voting Agreement. A copy of the Voting Agreement is attached as Annex B to the accompanying proxy statement. For more information, please see the section in the accompanying proxy statement entitled “The Voting Agreement.”
Your vote is very important, regardless of the number of shares of Common Stock that you own. We cannot complete the Merger unless the Merger Agreement is adopted by the affirmative vote of the holders of a majority of the shares of outstanding Common Stock as of the record date entitled to vote on the matter. The failure of any stockholder of record to vote in person by ballot at the Special Meeting or to submit a proxy will have the same effect as a vote “AGAINST” the Merger Proposal. If you hold your shares in “street name,” the failure to instruct your broker, bank or nominee on how to vote your shares will have the same effect as a vote “AGAINST” the Merger Proposal. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” the Merger Proposal.
We hope that you will be able to attend the Special Meeting. However, whether or not you plan to attend, please complete, sign, date and return the proxy card enclosed with the accompanying proxy statement, or, if your shares are held in “street name” through a broker, bank or nominee, instruct your broker, bank or nominee on how to vote your shares using the voting instruction form furnished by your broker, bank or nominee, as promptly as possible. Submitting a signed proxy by mail, over the Internet or by phone will ensure your shares are represented at the Special Meeting. If your shares are held in “street name” through a broker, bank or nominee, you may provide voting instructions through your broker, bank or nominee by completing and returning the voting instruction form provided by your broker, bank or nominee, or electronically over the Internet or by telephone through your broker, bank or nominee if such a service is provided. To provide voting instructions over the Internet or by telephone through your broker, bank or nominee, you should follow the instructions on the voting instruction form provided by your broker, bank or nominee.
The Special Meeting may be adjourned by the stockholders present despite the absence of a quorum.
On behalf of our board of directors and management of the Company, I extend our appreciation for your continued support and your consideration of this matter.
Sincerely yours,
Eric Gatoff
Chief Executive Officer

NATHAN’S FAMOUS, INC.
One Jericho Plaza
Jericho, New York 11753
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2026
Notice is hereby given that a special meeting of stockholders of Nathan’s Famous Inc., a Delaware corporation (the “Company,” “Nathan’s,” “we,” “us” or “our”), will be held on [•], 2026, virtually via the Internet at [•], at [•], Eastern Time (the “Special Meeting”), for the following purposes:
•
to vote on a proposal to adopt the Agreement and Plan of Merger, dated as of January 20, 2026 (as it may be amended from time to time, the “Merger Agreement”), by and among Smithfield Foods, Inc., a Virginia corporation (“Parent”), Boardwalk Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Merger Proposal”);

•
to vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Compensation Advisory Proposal”); and

•
to vote on a proposal to approve one or more adjournments of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Only stockholders of record as of the close of business on [•], 2026 are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof.
The accompanying proxy statement contains, among other things, detailed information about the Merger Proposal, the Adjournment Proposal and the Compensation Advisory Proposal. We encourage you to read the accompanying proxy statement, including its annexes and all documents incorporated by reference therein, carefully and in their entirety.
In connection with execution of the Merger Agreement, the Company, each member of Nathan’s board of directors and certain stockholders listed therein entered into the Voting Agreement, pursuant to which the members of the Nathan’s board of directors and such stockholders listed therein agreed to vote all of their respective shares of Common Stock in favor of the adoption of the Merger Agreement, subject to certain terms and conditions contained in the Voting Agreement. A copy of the Voting Agreement is attached as Annex B to the accompanying proxy statement. For more information, please see the section in the accompanying proxy statement entitled “The Voting Agreement.”
The affirmative vote of the holders of a majority of the shares of common stock of the Company, par value $0.01 (“Common Stock”), outstanding as of the record date and entitled to vote on the matter is required to approve the Merger Proposal (such vote, the “Company Stockholder Approval”). The affirmative vote of the holders of a majority of the votes cast at the Special Meeting is required to approve the Compensation Advisory Proposal. The affirmative vote of the holders of a majority of the votes cast at the Special Meeting is required to approve the Adjournment Proposal.
Your vote is very important, regardless of the number of shares of Common Stock that you own.   The failure of any stockholder of record to vote in person by ballot at the Special Meeting or to submit a signed proxy card will have the same effect as a vote “AGAINST” the Merger Proposal. If you hold your shares in “street name,” you should instruct your broker, bank or nominee on how to vote your shares using the voting instruction form furnished by your broker, bank or nominee. The failure to do so will have the same effect as a vote “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the outcome of any vote on the Adjournment Proposal or the Compensation Advisory Proposal. Abstentions will have the same effect as a vote “AGAINST” the Merger Proposal and will have no effect on the outcome of the Adjournment Proposal or the Compensation Advisory Proposal. If you sign, date and return your proxy card without indicating how you wish to vote on a proposal, your proxy will be voted “FOR” such proposal.

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company shall constitute a quorum for the transaction of business at the Special Meeting. Abstentions will be counted as present for purposes of determining the existence of a quorum. Shares held in “street name” for which the applicable broker, bank or nominee receives no instructions regarding how to vote on any of the proposals before the Special Meeting will not be counted as present at the Special Meeting for quorum purposes. Shares held in “street name” for which the applicable broker, bank or nominee receives instructions regarding how to vote on one or more but not all of the proposals before the Special Meeting will be counted as present at the Special Meeting for quorum purposes.
Stockholders and beneficial owners who do not vote in favor of the Merger Proposal and who otherwise meet the requirements of Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) will have the right to seek appraisal of the fair value of their shares of Common Stock, as determined in accordance with Section 262 of the DGCL. In addition to not voting in favor of the Merger Proposal, any stockholder or beneficial owner (as defined in Section 262 of the DGCL) wishing to exercise his, her or its appraisal rights must deliver a written demand for appraisal to the Company before the vote on the Merger Proposal at the Special Meeting and must comply in all respects with the requirements of Section 262 of the DGCL, which can be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Our board of directors recommends that you vote: (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Advisory Proposal; and (iii) “FOR” the Adjournment Proposal.
By Order of the Board of Directors,
Sincerely yours,
Eric Gatoff
Chief Executive Officer

YOUR VOTE IS IMPORTANT
Ensure that your shares of Common Stock are voted at the Special Meeting by submitting your proxy or, if your shares of Common Stock are held in “street name” through a broker, bank or nominee, by contacting your broker, bank or nominee. If you do not submit a proxy, vote in person at the Special Meeting or instruct your broker, bank or nominee how to vote your shares, it will have the same effect as voting “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the outcome of any vote on the Compensation Advisory Proposal or the Adjournment Proposal.
If your shares of Common Stock are registered directly in your name: If you are a stockholder of record, you may submit a proxy to vote your shares of Common Stock by mail, over the Internet or by phone. Please follow the instructions on the enclosed form of proxy card.
If your shares of Common Stock are held in the name of a broker, bank or nominee: You will receive voting instructions from the organization holding your account and you must follow those instructions to vote your shares of Common Stock. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares of Common Stock in your account. Your broker, bank or nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
If you fail to submit a signed proxy card, fail to attend the Special Meeting or, if you hold your shares through a bank, broker or nominee, fail to provide voting instructions to your bank, broker or nominee, your shares of Common Stock will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you hold your shares of Common Stock through a broker, bank or nominee, you must obtain from the record holder a valid legal proxy issued in your name in order to vote in person at the Special Meeting. A stockholder providing a proxy may revoke it if such revocation is exercised by submitting a new proxy via Internet or by telephone before 11:59 p.m., Eastern Time on [•], 2026, the day before the Special Meeting, by completing, signing and dating a proxy bearing a later date and returning it to us before 11:59 p.m., Eastern Time on [•], 2026, the day before the Special Meeting, by providing written notice of revocation to our Secretary, or by voting in person at the Special Meeting. See the instructions set forth in “The Special Meeting — Revocability of Proxies” on page 20 of the accompanying proxy statement. Attendance at the Special Meeting alone will not revoke a submitted proxy.
We encourage you to read the accompanying proxy statement, including its annexes and all documents incorporated by reference therein, carefully and in their entirety. If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Common Stock, please contact our proxy solicitor:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (877) 629-6356
E-mail: info@okapipartners.com
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SUBMIT YOUR PROXY, OR INSTRUCT YOUR BROKER, BANK OR NOMINEE ON HOW TO VOTE YOUR SHARES USING THE VOTING INSTRUCTION FORM FURNISHED BY YOUR BROKER, BANK OR NOMINEE, AS PROMPTLY AS POSSIBLE.

i

ii

SUMMARY
This summary, together with the following section of this proxy statement entitled “Questions and Answers About the Special Meeting and the Merger,” highlights selected information from this proxy statement and may not contain all the information that is important to you as a holder of Common Stock or that you should consider before voting on the Merger Proposal. To better understand the Merger Proposal, you should read this proxy statement, including its annexes and the documents incorporated by reference herein, carefully and in their entirety. You may obtain the documents and information incorporated by reference into this proxy statement without charge by following the instructions under “Where You Can Find More Information” on page 101 of this proxy statement. The Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference herein.
Parties Involved in the Merger (see page 23)
Nathan’s Famous, Inc.
One Jericho Plaza
Second Floor — Wing A
Jericho, New York 11753
Nathan’s Famous, Inc. is a Delaware corporation engaged primarily in the marketing of the “Nathan’s Famous” brand and the sale of products bearing the “Nathan’s Famous” trademarks through several different channels of distribution. Historically, our business has been the operation and franchising of quick-service restaurants featuring Nathan’s World Famous Beef Hot Dogs, crinkle-cut French fries, and a variety of other menu offerings. Our Company-owned and franchised restaurants operate under the name “Nathan’s Famous,” the name first used at our original Coney Island restaurant opened in 1916. Nathan’s Product Licensing Program sells packaged hot dogs, frozen crinkle-cut French fries and additional products to retail customers through supermarkets, grocery channels and club stores for off-site consumption. Our revenues are generated primarily from selling products under Nathan’s Branded Product Program, operating Company-owned restaurants, licensing agreements for the sale of Nathan’s products within supermarkets, grocery stores and club stores, the sale of Nathan’s products directly to other foodservice operators, the manufacture of certain proprietary spices by third parties and the royalties, fees and other sums we can earn from franchising the Nathan’s restaurant concept (including the Branded Menu Program and virtual kitchens). At December 28, 2025, our restaurant system, excluding virtual kitchens, was comprised of 225 locations, including 113 franchise locations, and 112 Branded Menu Program locations, as well as four Company-owned restaurants (including one seasonal unit), located in 18 states, and 12 foreign countries.
Nathan’s Famous, Inc. Common Stock is listed under the symbol “NATH” on The Nasdaq Global Market (“Nasdaq”).
Smithfield Foods, Inc.
200 Commerce Street
Smithfield, VA 23430
Smithfield Foods, Inc., is an American food company with a leading position in packaged meats and fresh pork products. With a diverse brand portfolio and strong relationships with U.S. farmers and customers, Smithfield Foods responsibly meets demand for quality protein around the world. For more information about Smithfield Foods please visit www.smithfieldfoods.com.
Upon consummation of the Merger in accordance with the Merger Agreement, Nathan’s will become a wholly-owned subsidiary of Parent.
Boardwalk Merger Sub Inc.
c/o Smithfield Foods, Inc.
200 Commerce Street
Smithfield, VA 23430
Merger Sub is a Delaware corporation that was formed solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement. Merger Sub is a wholly-owned subsidiary of

Parent that was incorporated on January 20, 2026. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will survive the Merger as a wholly-owned subsidiary of Parent.
Date, Time and Place
A special meeting of our stockholders will be held on [•], 2026, at [•], Eastern Time (the “Special Meeting”). The Special Meeting will be held in a virtual format only and will be accessible through the Internet. You will be able to attend the Special Meeting by visiting [•]. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
Record Date; Shares Entitled to Vote
You are entitled to vote at the Special Meeting if you owned shares of Common Stock at the close of business on [•], 2026 (the “Record Date”). You will have one vote at the Special Meeting for each share of Common Stock you owned at the close of business on the Record Date.
Stockholder List
For a period of ten days ending on the day before the Special Meeting date, a list of our stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder for any purpose germane to the Special Meeting during ordinary business hours at our corporate offices located at One Jericho Plaza, Second Floor — Wing A, Jericho, New York 11753.
Purpose
At the Special Meeting, we will ask our stockholders of record as of the Record Date to vote on the following proposals:
(i)
to adopt the Merger Agreement (the “Merger Proposal”);

(ii)
to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger (the “Compensation Advisory Proposal”); and

(iii)
to approve one or more adjournments of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Quorum
As of the Record Date, there were [•] shares of Common Stock outstanding and entitled to be voted at the Special Meeting. The holders of a majority of the outstanding shares of Common Stock of the Company constitute a quorum for the transaction of business at the Special Meeting. As a result, for business to be transacted at the Special Meeting, at least [•] shares of Common Stock must be represented in person or by proxy at the Special Meeting.
Required Vote
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote on the matter. Approval of the Compensation Advisory Proposal or the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. Abstentions or a failure to vote will have the same effect as a vote “AGAINST” the Merger Proposal but will have no effect on the outcome of the Adjournment Proposal and the Compensation Advisory Proposal. The failure of any stockholder of record to vote in person by ballot at the Special Meeting or to submit a signed proxy card will have the same effect as a vote “AGAINST” the Merger Proposal. If you hold your shares in “street name,” the failure to instruct your broker, bank or nominee on how to vote your shares will have the same effect as a vote

“AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the outcome of any vote on the Adjournment Proposal or the Compensation Advisory Proposal.
Stock Ownership and Interests of Certain Persons
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote an aggregate of [•] shares of Common Stock, representing approximately [•]% of the outstanding shares of Common Stock. In connection with execution of the Merger Agreement, the Company, each member of the Board and certain stockholders listed therein entered into the Voting Agreement, pursuant to which the members of the Board and such stockholders listed therein agreed to vote all of their respective shares of Common Stock in favor of the adoption of the Merger Agreement, subject to certain terms and conditions contained in the Voting Agreement. A copy of the Voting Agreement is attached as Annex B to the accompanying proxy statement. For more information, please see the section entitled “The Voting Agreement” on page 92 of this proxy statement.
Our directors and executive officers have informed us that they currently intend to vote all of their shares of Common Stock: (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Advisory Proposal; and (iii) “FOR” the Adjournment Proposal.
Voting of Proxies
Any Company stockholder of record entitled to vote at the Special Meeting may submit a proxy by returning a signed proxy card by mail or submitting a proxy over the Internet or by telephone or may attend the Special Meeting and vote in person. If you are a beneficial owner and hold your shares of Common Stock in “street name” through a broker, bank or nominee, you should instruct your broker, bank or nominee on how you wish to vote your shares of Common Stock using the instructions provided by your broker, bank or nominee. Under applicable stock exchange rules, brokers, banks or nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or nominee on how to vote your shares with respect to such matters. The proposals in this proxy statement are non-routine matters, and brokers, banks and nominees therefore cannot vote on these proposals without your instructions. Generally, if a broker exercises its discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker, but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. Because all of the proposals to be voted on at the Special Meeting are non-routine matters, if you hold your shares in street name through a brokerage account, your broker, bank or nominee will not be able to exercise its discretion to vote uninstructed shares on any of the proposals presented at the Special Meeting. As a result, we do not expect any broker non-votes at the Special Meeting. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares of Common Stock or that you obtain from such broker, bank or nominee a valid legal proxy issued in your name and vote in person at the Special Meeting.
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by signing another proxy card with a later date and returning it to us before 11:59 p.m., Eastern Time on [•], 2026, the day before the Special Meeting, by providing written notice of revocation to our Secretary before your proxy is exercised, by submitting a new proxy card electronically over the Internet or by telephone after the date of the earlier submitted proxy and before 11:59 p.m., Eastern Time on [•], 2026, the day before the Special Meeting, or by accessing the Special Meeting virtually and voting during the Special Meeting. See the instructions set forth in “The Special Meeting — Revocability of Proxies” on page 20 of this proxy statement. If you hold your shares of Common Stock in “street name,” you should contact your broker, bank or nominee for instructions regarding how to change your vote.
The failure of any stockholder of record to submit a proxy or to vote in person by ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal. If you sign, date and return your proxy card without indicating how you wish to vote on the Merger Proposal, your proxy will be voted “FOR” the Merger Proposal. Broker non-votes, if any, will have the same effect as a vote “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the outcome of any vote on the Compensation Advisory Proposal or the Adjournment Proposal. Because all of the proposals to be voted on at the Special Meeting are non-routine matters, if you hold your shares in street name through a brokerage account, your broker, bank or nominee will not be able to exercise its discretion to vote uninstructed shares on any of the proposals presented at the Special Meeting and, as a result, we do not expect any broker non-votes at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” the Merger Proposal and will have no effect on the outcome of the Adjournment Proposal or the Compensation Advisory Proposal.
Neither the U.S. Securities Exchange Commission (the “SEC”) nor any state securities regulatory agency has approved or disapproved of the transactions described in this proxy statement, including the Merger, passed upon the merits or fairness of such transactions, or passed upon the adequacy or accuracy of the disclosure in this proxy statement. Any representation to the contrary is a criminal offense.
Expenses of Proxy Solicitation (see page 21)
Our board of directors (the “Board”) is soliciting your proxy, and the Company will bear the cost of soliciting proxies. We have engaged the services of Okapi Partners LLC (“Okapi”) to solicit proxies for the Special Meeting. In connection with its retention, Okapi has agreed to provide strategic advice, analytic, and proxy solicitation services. We have agreed to pay Okapi an initial fee for its proxy solicitation services of $10,000, plus additional fees for consulting and related services and a performance fee of $10,000 payable upon the successful conclusion of the solicitation, plus reimbursement for out-of-pocket expenses. We have also agreed to indemnify Okapi for certain losses arising out of its proxy solicitation services. In addition to the solicitation of proxies by mail, proxies may be solicited by our directors, officers and employees, or representatives of Okapi, in person or by telephone, email, fax or other means of communication, and we may pay persons holding shares of Common Stock on behalf of others their expenses for sending proxy materials to their principals. No additional compensation will be paid to our directors, officers or employees for their services in connection with solicitation of proxies, but our directors and officers may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.
Certain Effects of the Merger (see page 24)
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Surviving Corporation”). As promptly as practicable following the effective time of the Merger (the “Effective Time”), the Company and our Common Stock will be delisted from Nasdaq and our Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If the Merger is completed, you will not own any shares of common stock of the Surviving Corporation, and instead will only be entitled to receive the Merger Consideration described below (unless you are entitled to and have properly demanded appraisal for your shares in accordance with Section 262 of the DGCL, in which case your shares will be cancelled and cease to exist and you will be entitled to the rights granted under Section 262 of the DGCL).
The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later date and time as the Company, Parent and Merger Sub may agree and specify in the certificate of merger).
Effect on the Company if the Merger is Not Completed (see page 24)
If the Merger Proposal is not approved by the stockholders of the Company or if the Merger is not completed for any other reason, you will not receive any payment for your shares of Common Stock. Instead, we will remain a public company, our Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and we will continue to be obligated to file periodic reports with the SEC. Under specified circumstances, we may be required to pay Parent a termination fee or may be entitled to receive a termination fee from Parent upon the termination of the Merger Agreement, as described in “The Merger Agreement — Fees and Expenses; Termination Fees” on page 88 of this proxy statement.
Merger Consideration (see page 24)
At the Effective Time, each outstanding share of Common Stock (other than (i) shares owned or held in treasury by the Company or owned by Parent, Merger Sub or any of their respective affiliates (collectively,

“Cancelled Shares”) and (ii) shares held by stockholders who are entitled to and have properly demanded appraisal for such shares in accordance with Section 262 of the DGCL (“Dissenting Shares”)) will be converted automatically into the right to receive $102.00 per share in cash, without interest and less any applicable withholding tax (the “Merger Consideration”). All shares of Common Stock converted into the right to receive the Merger Consideration will automatically be cancelled and cease to exist at the Effective Time.
As described further in “The Merger Agreement — Exchange and Payment Procedures” on page 69 of this proxy statement, prior to the Effective Time, the Company and Parent shall enter into a paying agent agreement with Equiniti Trust Company, LLC, or one of its Affiliates (or any other nationally recognized paying agent designated by Parent and reasonably acceptable to the Company) as the paying agent (the “Paying Agent”), for which Parent shall pay, or cause to be paid, the fees and expenses of the Paying Agent. Parent shall deposit, or cause to be deposited, with the Paying Agent cash in immediately available funds in an amount equal to the aggregate Merger Consideration. Following the completion of the Merger, after a stockholder has provided the Paying Agent with such stockholder’s stock certificates, if applicable, and a letter of transmittal, if required by the Paying Agent, Parent will cause the Paying Agent to pay the stockholder the Merger Consideration to which such stockholder is entitled. Payments to holders of shares of Common Stock in book-entry form who hold such shares through The Depository Trust Company (“DTC”) will be handled in accordance with DTC’s customary procedures.
After the completion of the Merger, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration, but you will no longer have any rights as a Company stockholder (except that stockholders who hold Dissenting Shares will not have the right to receive the Merger Consideration but will instead have the right to receive a payment for the “fair value” of their Dissenting Shares as determined by the Delaware Court of Chancery pursuant to an appraisal proceeding as contemplated by Delaware law, as described in “The Merger — Appraisal Rights” on page 58 of this proxy statement).
Treatment of Company Equity Awards (see page 52)
Pursuant to the Merger Agreement, (i) each outstanding option to purchase shares of Common Stock outstanding under a Company Stock Plan (as defined in the Merger Agreement) (each, a “Company Stock Option”), whether or not vested and exercisable, will, by virtue of the Merger, automatically and without any action on the part of the Company, Parent or the holder thereof, be converted into the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Stock Option, by (ii) the aggregate number of shares of Common Stock that were issuable upon exercise of such Company Stock Options immediately prior to the Effective Time and (ii) each outstanding award of restricted stock units with respect to Common Stock issued under a Company Stock Plan (each, a “Company RSU”) will, by virtue of the Merger, automatically and without any action on the part of the Company, Parent or the holder thereof, be deemed to have been earned and become fully vested (in the case of any performance based award, with the applicable performance metrics at the target level), shall not be continued, assumed or substituted by Parent, Merger Sub or the Surviving Corporation in the Merger and shall be canceled and extinguished as of the Effective Time and, in exchange therefor, each former holder of any such Company RSUs shall have the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (i) the number of shares of Common Stock subject to such Company RSUs by (ii) the Merger Consideration. Any dividend equivalents earned prior to the Effective Time will be paid in cash as soon as administratively practicable following settlement of the Company RSUs.
Pursuant to the Merger Agreement, the Board (or a committee thereof) will take all actions necessary to effect the treatment of Company Stock Options and Company RSUs described above and to terminate each Company Stock Plan conditioned upon, and effective immediately prior to, the Effective Time.
Recommendations of the Nathan’s Famous, Inc. Board and Reasons for the Merger (see page 38)
After consulting with its financial advisor and outside legal counsel and considering, among other things, the various factors described in “The Merger — Recommendations of the Nathan’s Famous, Inc. Board and Reasons for the Merger” on page 38 of this proxy statement, the Board: (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair, advisable and in the best interests of the Company and its stockholders; (ii) approved, adopted and ratified the Merger Agreement, the transactions contemplated by the Merger Agreement, and the performance by the Company of its obligations in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement; (iii) resolved that the Merger Agreement be submitted to the stockholders of the Company for their vote and approval at the Special Meeting; and (iv) resolved to recommend to the stockholders of the Company that they approve the Merger and approve and adopt the Merger Agreement at the Special Meeting.
The Board recommends that the Company’s stockholders vote “FOR” the adoption of the Merger Agreement (the “Board Recommendation”)
Opinion of Jefferies LLC (see page 41)
Nathan’s retained Jefferies LLC (“Jefferies”) as its financial advisor in connection with a possible sale, disposition or other business transaction involving Nathan’s. In connection with this engagement, Nathan’s requested that Jefferies evaluate the fairness, from a financial point of view, to the holders of shares of Common Stock of the Merger Consideration to be received by such holders (other than Parent, Merger Sub and their respective affiliates) pursuant to the Merger Agreement. At a meeting of the Board held on January 20, 2026, Jefferies rendered its opinion to the Board to the effect that, as of that date and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in its opinion, the Merger Consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than Parent, Merger Sub and their respective affiliates).
The full text of Jefferies’ opinion, which describes the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Annex C to this proxy statement and is incorporated herein by reference. Nathan’s encourages you to read the opinion carefully and in its entirety.
Jefferies’ opinion was provided for the use and benefit of the Board (in its capacity as such) in its evaluation of the Merger Consideration from a financial point of view and did not address any other aspect of the Merger or any other matter. Jefferies’ opinion did not address the relative merits of the Merger as compared to any alternative transaction or opportunity that might be available to Nathan’s, nor did it address the underlying business decision by Nathan’s to engage in the Merger or any term, aspect or implication of any other agreement (or amendment thereto or related arrangements) entered into in connection with, or contemplated by or resulting from, the Merger or otherwise. Jefferies’ opinion did not constitute a recommendation as to how the Board or any holder of shares of Common Stock should vote on or otherwise act with respect to the Merger or any other matter.
The summary of Jefferies’ opinion contained in this proxy statement is qualified in its entirety by reference to the full text of Jefferies’ opinion, which is attached hereto as Annex C.
For more information, see the section of this proxy statement titled “The Merger — Opinion of Jefferies LLC” on page 41 of this proxy statement.
Interests of Nathan’s Directors and Executive Officers in the Merger (see page 50)
When considering the recommendation of the Board that you vote “FOR” the Merger Proposal, you should be aware that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, your interests as a stockholder, including (a) the accelerated vesting, cancellation and cash-out of Company Stock Options and Company RSUs in connection with the Merger, as described in more detail in the section titled “Interests of Nathan’s Directors and Executive Officers in the Merger — Treatment of Company Equity Awards,” (b) the entitlement of certain executive officers to receive a lump sum payment at the Effective Time pursuant to Retention Bonus Agreements (as defined below), and (c) the entitlement of certain executive officers to receive severance payments and other benefits pursuant to the Employment Agreements (as defined below) (and the Company Severance Plan (as defined below)) in the event of certain terminations of employment in connection with, or following, the Merger, which for purposes of such Employment Agreements constitutes a “change in control”, as described in more detail in the section titled “Interests of Nathan’s Directors and Executive Officers in the Merger — Potential Change in Control and Severance Entitlements to the Company’s Executive Officers” on page 53 of this proxy statement.
In connection with execution of the Merger Agreement, the Company, each member of the Board and certain stockholders listed therein entered into the Voting Agreement pursuant to which the members of the Board and such stockholders listed therein agreed to vote all of their respective shares of Common Stock in favor of the adoption of the Merger Agreement, subject to certain terms and conditions contained in the Voting Agreement. A copy of the Voting Agreement is attached as Annex B to the accompanying proxy statement. For more information, please see the section entitled “The Voting Agreement” on page 92 of this proxy statement.
The Board was aware of these interests and considered them, among other matters, in (1) evaluating and negotiating the Merger Agreement, (2) approving the Merger Agreement and the Merger, and (3) recommending that the Merger Proposal be approved by the Company’s stockholders.
These interests, among others, are discussed in more detail in “Interests of Nathan’s Directors and Executive Officers in the Merger” on page 50 of this proxy statement.
Financing the Merger (see page 58)
The Merger is not subject to any financing condition. The funds necessary to complete the Merger will be approximately $485 million, including the amounts necessary to (i) pay the aggregate Merger Consideration and the other amounts required to be paid by Parent or Merger Sub in connection with the consummation of the transactions contemplated by the Merger Agreement; (ii) pay all related fees, costs and expenses incurred by Parent in connection with the transactions contemplated by the Merger Agreement; and (iii) repay certain indebtedness of the Company, as contemplated by the Merger Agreement. Parent expects these amounts to be funded from cash on hand.
Appraisal Rights (see page 58)
Record holders and beneficial owners of Common Stock of the Company will be entitled to seek statutory appraisal of their shares pursuant to Section 262 of the DGCL in connection with the Merger. This means that such stockholders and beneficial owners are entitled to seek appraisal of their Dissenting Shares and, if all requirements of Section 262 of the DGCL are met, to receive payment in cash for the “fair value” of such Dissenting Shares, exclusive of any element of value arising from the expectation or accomplishment of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The ultimate amount holders receive in an appraisal proceeding may be less than, equal to or more than the amount such holders would have received under the Merger Agreement. For a description of the rights of holders of Dissenting Shares and of the procedures to be followed in order to assert such rights and obtain payment of the fair value of such Dissenting Shares, see Section 262 of the DGCL, which can be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262, as well as the information set forth below.
IN ORDER TO PROPERLY EXERCISE YOUR APPRAISAL RIGHTS IN CONNECTION WITH THE MERGER, A RECORD HOLDER OR BENEFICIAL OWNER MUST DELIVER A WRITTEN DEMAND FOR APPRAISAL IN ACCORDANCE WITH THE REQUIREMENTS OF SECTION 262 OF THE DGCL TO NATHAN’S BEFORE THE VOTE IS TAKEN ON THE ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING, MUST NOT VOTE, IN PERSON OR BY PROXY, IN FAVOR OF THE MERGER PROPOSAL, MUST CONTINUE TO HOLD SHARES OF COMMON STOCK FROM THE DATE OF MAKING THE DEMAND FOR APPRAISAL THROUGH THE EFFECTIVE TIME OF THE MERGER AND MUST COMPLY WITH THE OTHER REQUIREMENTS OF SECTION 262 OF THE DGCL. MERELY VOTING AGAINST THE MERGER PROPOSAL WILL NOT PRESERVE YOUR RIGHT TO APPRAISAL UNDER SECTION 262 OF THE DGCL. BECAUSE A PROXY THAT IS SIGNED AND SUBMITTED BUT DOES NOT OTHERWISE CONTAIN VOTING INSTRUCTIONS WILL, UNLESS REVOKED, BE VOTED IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT, IF YOU SUBMIT A PROXY AND

WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU MUST INCLUDE VOTING INSTRUCTIONS TO VOTE YOUR SHARES OF COMMON STOCK AGAINST, OR ABSTAIN WITH RESPECT TO, THE ADOPTION OF THE MERGER AGREEMENT. NEITHER VOTING AGAINST THE ADOPTION OF THE MERGER AGREEMENT, NOR ABSTAINING FROM VOTING OR FAILING TO VOTE ON THE MERGER PROPOSAL, WILL IN AND OF ITSELF CONSTITUTE A WRITTEN DEMAND FOR APPRAISAL SATISFYING THE REQUIREMENTS OF SECTION 262 OF THE DGCL. THE WRITTEN DEMAND FOR APPRAISAL MUST BE IN ADDITION TO AND SEPARATE FROM ANY PROXY OR VOTE ON THE ADOPTION OF THE MERGER AGREEMENT. IN VIEW OF THE COMPLEXITY OF THE DGCL, STOCKHOLDERS AND BENEFICIAL OWNERS WHO MAY WISH TO PURSUE APPRAISAL RIGHTS SHOULD PROMPTLY CONSULT THEIR LEGAL AND FINANCIAL ADVISORS.
Material U.S. Federal Income Tax Consequences of the Merger (see page 62)
The receipt of cash in exchange for shares of Common Stock pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes. The receipt of cash by a U.S. holder (as defined in “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” on page 62 of this proxy statement) in exchange for such U.S. holder’s shares of Common Stock in the Merger will generally result in the recognition of taxable gain or loss in an amount equal to the difference, if any, between the cash such U.S. holder receives in the Merger (including any amounts required to be withheld for tax purposes) and such U.S. holder’s adjusted tax basis in the Common Stock surrendered in the Merger. Gain or loss will be determined separately for each block of shares of Common Stock (that is, shares acquired for the same cost in a single transaction). A non-U.S. holder (as defined in “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” on page 62 of this proxy statement) will generally not be subject to U.S. federal income tax with respect to the exchange of such non-U.S. holder’s shares of Common Stock for cash in the Merger unless such non-U.S. holder has certain connections to the United States. Stockholders should refer to “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” on page 62 of this proxy statement, and consult their own tax advisors concerning the U.S. federal income tax consequences to them of the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. jurisdiction.
Regulatory Approvals Required for the Merger (see page 65)
Under the terms of the Merger Agreement, the Merger cannot be completed until the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) has expired or been terminated. The Company and Parent made the filings required under the HSR Act on January 23, 2026, and the applicable waiting period expired at 11:59 p.m., Eastern Time, on February 23, 2026.
Under the terms of the Merger Agreement, the Merger cannot be completed until the Parties have received written notice from the Committee on Foreign Investment in the United States (“CFIUS”) that (i) the Merger is not a “covered transaction” within the meaning of Section 721 of the Defense Production Act of 1950, as amended, including all regulations of CFIUS promulgated thereunder (the “DPA”), (ii) CFIUS has completed its assessment, review, or investigation of the Merger under the DPA and determined that there are no unresolved national security concerns with respect to the Merger and that all action under the DPA has been concluded or (iii) CFIUS has sent a report to the President of the United States (the “President”) requesting the President’s decision with respect to the CFIUS Notice (as defined in the Merger Agreement) and the President has announced a decision not to take any action to suspend, prohibit, or place any limitations on any of the transactions contemplated by the Merger Agreement (“CFIUS Clearance”). The Company and Parent filed a CFIUS Declaration (as defined in the Merger Agreement) on January 23, 2026. If CFIUS is unable to complete action under the DPA with respect to the Merger on the basis of the CFIUS Declaration or if CFIUS requests that the parties submit a CFIUS Notice following its assessment of the CFIUS Declaration, the parties are required to prepare and submit a CFIUS Notice and use their reasonable best efforts to provide any supplemental information and other related information requested by CFIUS as soon as reasonably practicable.
Under the terms of the Merger Agreement, Parent and the Company have agreed to use their reasonable best efforts to obtain CFIUS Clearance, subject to certain limitations described below. In the event that

CFIUS has informed the parties in writing that it has unresolved national security concerns with respect to the Merger and that it intends to refer the matter to the President and recommend in a report that the President prohibit the Merger (a “CFIUS Turndown”), the Company or Parent may request a withdrawal of the CFIUS Declaration or CFIUS Notice, as applicable, none of the parties will have any further obligation to seek CFIUS Clearance and the Merger Agreement may be terminated in accordance with its terms.
Subject to certain limitations described below, the parties have agreed to use their respective reasonable best efforts to do everything that needs to be done to consummate the transactions contemplated by the Merger Agreement as promptly as practicable, including by (i) obtaining all consents, licenses, permits, waivers, clearances, approvals, orders and authorizations required to be obtained from any governmental authority and (ii) making all required registrations, declarations and filings with any governmental authority that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement. If any legal proceeding is instituted (or threatened to be instituted) by a governmental authority challenging the transactions contemplated by the Merger Agreement, each party is required to use commercially reasonable efforts to contest and resist any such proceeding.
Notwithstanding anything else in Merger Agreement to the contrary, no party is required to (i) sell, lease, license, divest or dispose of any assets, rights, product lines or businesses, (ii) terminate any existing relationships, contractual rights or obligations, (iii) terminate any joint venture or other arrangement, (iv) create any relationships, contractual rights or obligations, (v) effectuate any other change or restructuring, (vi) otherwise take or commit to take any actions with respect to its businesses, product lines or assets, or (vii) enter into litigation to overturn or challenge any governmental determination or action.
No Solicitation; Acquisition Proposals; Adverse Recommendation Change (see page 79)
Subject to the exceptions below, the Company has agreed under the Merger Agreement not to (i) solicit, initiate, knowingly encourage or knowingly facilitate any Acquisition Proposal (as defined in the Merger Agreement) for the Company made by a third party, including by providing information to knowingly encourage or knowingly facilitate an Acquisition Proposal, (ii) participate in any discussions or negotiations with any third party with respect to an Acquisition Proposal, (iii) approve or recommend an Acquisition Proposal, (iv) enter into any letter of intent, memorandum of understanding, acquisition agreement, merger agreement, purchase agreement or other similar definitive agreement relating to an Acquisition Proposal, other than an Acceptable Confidentiality Agreement (as defined in the Merger Agreement) or any agreement requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the Merger Agreement, or (v) propose or agree to do any of the foregoing.
Notwithstanding the foregoing, if prior to obtaining the Company Stockholder Approval, the Company receives an unsolicited written Acquisition Proposal from a third party that did not result from a material breach of the Merger Agreement and the Board (or a committee thereof) determines in good faith, after consultation with the Company’s independent financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or could be reasonably expected to result in a Superior Proposal (as defined in the Merger Agreement) and the failure to take action would be inconsistent with the Board’s fiduciary duties under law, the Company may furnish information about the Company to the third party, afford access to its business, properties, assets, personnel, books and records and participate in discussions or negotiations with the third party with respect to the Acquisition Proposal.
Subject to the exceptions described below, neither the Board nor any committee of the Board may take any of the following actions (any such action, an “Adverse Recommendation Change”):
•
change, withhold, withdraw, modify or qualify in any manner adverse to Parent or Merger Sub or resolve to or publicly propose or announce its intention to change, withhold, withdraw, modify or qualify in a manner adverse to Parent or Merger Sub, the Board Recommendation;

•
approve, adopt or recommend or resolve to or publicly propose or announce its intention to approve, adopt or recommend any Acquisition Proposal;

•
fail to include the Board Recommendation in this proxy statement;

•
within ten business days of Parent’s written request, fail to make or reaffirm the Board Recommendation following the date any Acquisition Proposal or any material modification thereto is first disclosed or given to stockholders of the Company;

•
fail to recommend, in a Solicitation/ Recommendation Statement on Schedule 14D-9, against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten business days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer; or

•
publicly propose or agree to any of the foregoing.

Notwithstanding the foregoing, prior to obtaining approval for the Merger Proposal, the Board may (i) effect an Adverse Recommendation Change in response to an Intervening Event (as defined in the Merger Agreement) or (ii) if the Company has received a written Acquisition Proposal that did not result from a breach of the Merger Agreement and the Board (or a committee thereof) has determined, after consultation with the Company’s outside legal counsel and independent financial advisors, that it constitutes a Superior Proposal, effect an Adverse Recommendation Change and/or terminate the Merger Agreement, but only if:
•
the Company has complied in all material respects with its applicable obligations under the Merger Agreement;

•
the Board (or a committee thereof) has determined, after consultation with the Company’s outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary or other duties under law;

•
the Company has provided a prior written notice (a “Notice of Change of Recommendation”) to Parent stating that the Board (or a committee thereof) intends to take such action and the basis for doing so, including copies of all relevant documents relating to such Superior Proposal;

•
during the four business day period following Parent’s receipt of the Notice of Change of Recommendation (a “Notice of Change Period”), the Company has negotiated with Parent (to the extent Parent desires to negotiate) to modify the terms of the Merger Agreement so that, (i) in the case of an Intervening Event, the failure to effect such Adverse Recommendation Change would no longer reasonably be expected to be inconsistent with the directors’ fiduciary or other duties under law and (ii) in the case of a Superior Proposal, such Acquisition Proposal ceases to constitute a Superior Proposal; and

•
following such Notice of Change Period, the Board (or a committee thereof) has determined, after consultation with the Company’s outside legal counsel and independent financial advisors, and taking into account any changes to the Merger Agreement proposed by Parent, that the failure of the Board (or a committee thereof) to effect an Adverse Recommendation Change and/or terminate the Merger Agreement could reasonably be expected to be inconsistent with the directors’ fiduciary or other duties under law and, with respect to a Superior Proposal, that such Acquisition Proposal continues to constitute a Superior Proposal.

Under the Merger Agreement, any amendment to the financial terms or any other material amendment of a Superior Proposal will require a new Notice of Change of Recommendation, and the Company will be required to comply again with the negotiation requirements above, with the only difference being that the Notice of Change Period will be reduced to two business days.
For a further discussion, see “The Merger Agreement — No Solicitation; Acquisition Proposals; Adverse Recommendation Change” on page 79 of this proxy statement.
Conditions to the Consummation of the Merger (see page 71)
The completion of the Merger is subject to the satisfaction or, where permitted by law, waiver of several conditions, including (among other conditions):
•
the Company Stockholder Approval having been obtained;

•
no governmental authority with jurisdiction over any party having issued any order or other action that is in effect preventing the consummation of the Merger and no law having been adopted that makes consummation of the Merger illegal or otherwise prohibited;

•
the expiration or termination of any waiting period (and any extension thereof) applicable to the Merger and the other transactions contemplated by the Merger Agreement under the HSR Act;

•
the receipt of CFIUS Clearance;

•
the accuracy of the representations and warranties of each party, subject in some instances to de minimis or “material adverse effect” qualifiers;

•
the performance in all material respects by each party of its covenants and agreements required to be performed under the Merger Agreement on or before the Closing Date (as defined in the Merger Agreement); and

•
since the date of the Merger Agreement, the absence of a “Company Material Adverse Effect” (as described in “The Merger Agreement — Representations and Warranties” on page 73 of this proxy statement).

For a further discussion, see “The Merger Agreement — Conditions to the Consummation of the Merger” on page 71 of this proxy statement.
Termination of the Merger Agreement (see page 87)
The Merger Agreement may be terminated prior to the Effective Time in the following ways:
•
By mutual written agreement of the Company and Parent;

•
By either the Company or Parent if there is a CFIUS Turndown;

•
By either the Company or Parent if the Merger has not been consummated by June 22, 2026 (the “End Date”), although the End Date may be extended to October 20, 2026 if certain conditions to Closing (as defined in the Merger Agreement) primarily related to CFIUS and the HSR Act have not been satisfied (provided that this termination right is not available (i) to a party whose material breach of the Merger Agreement was the principal cause of the failure to get to Closing by the End Date or (ii) until five business days after completion of the Special Meeting if, prior the End Date, the conditions to Closing related to CFIUS and the HSR Act have been satisfied or, to the extent permitted by law, waived);

•
By either Parent or the Company if a governmental authority issues an order or takes other action permanently prohibiting the Merger (provided that this termination right is not available to any party that materially breaches its obligations with respect to consents and approvals under the Merger Agreement, if the breach is the primary cause or directly results in such order or action);

•
By either Parent or the Company if the Special Meeting has concluded and the Company Stockholder Approval is not obtained;

•
By Parent if the Company has breached its representations, warranties, or covenants such that a Closing condition would not be satisfied, and such breach is not cured within thirty days of notice or before the End Date, if earlier (so long as Parent is not then in material breach of its own obligations);

•
By the Company if Parent or Merger Sub has breached its representations, warranties, or covenants such that a Closing condition would not be satisfied, and such breach is not cured within thirty days of notice or before the End Date, if earlier (so long as the Company is not then in material breach of its own obligations);

•
By Parent if the Board or any committee thereof has effected an Adverse Recommendation Change, provided that Parent must exercise its right within ten days following the Adverse Recommendation Change;

•
By Parent if the Company has materially breached its obligations under the Merger Agreement with respect to competing acquisition proposals and the stockholder approval process; or

•
By the Company if, prior to the Company Stockholder Approval, the Board effects an Adverse Recommendation Change in order to enter into an Alternative Acquisition Agreement (as defined below) providing for a Superior Proposal, so long as the Company has materially complied with its obligations under the Merger Agreement with respect to competing acquisition proposals and the stockholder approval process and the Company pays the Company Termination Fee.

For a further discussion, see “The Merger Agreement — Termination of the Merger Agreement” on page 87 of this proxy statement.
Fees and Expenses (see page 88)
Generally, each party is required to pay its own fees and expenses in connection with the Merger, except that Parent pays all filing fees payable pursuant any Antitrust Law (as defined in the Merger Agreement), including the HSR Act, or in connection with seeking CFIUS Clearance.
For a further discussion, see “The Merger Agreement — Fees and Expenses; Termination Fees” on page 88 of this proxy statement.
Termination Fees (see page 88)
Under the Merger Agreement, the Company may be required to pay Parent a termination fee of $10,581,814 (the “Company Termination Fee”) and Parent may be required to pay the Company a termination fee of $7,407,270 (the “Parent Termination Fee”), in each case, if the Merger Agreement is terminated under specified circumstances.
The Company is obligated to pay the Company Termination Fee if:
•
the Merger Agreement is terminated by the Company prior to obtaining the Company Stockholder Approval because the Board or a committee thereof made an Adverse Recommendation Change in order to enter into an Alternative Acquisition Agreement that provides for a Superior Proposal;

•
the Merger Agreement is terminated by Parent because the Board or a committee thereof made an Adverse Recommendation Change;

•
Parent or the Company terminates the Merger Agreement because the Special Meeting has concluded, approval of the Merger Proposal has not been obtained and the Board or a committee thereof made an Adverse Recommendation Change; or

•
the Merger Agreement is terminated due to the End Date having passed, the failure to obtain the Company Stockholder Approval, or by Parent due to a terminable breach by the Company, in each case after an Acquisition Proposal was made or publicly announced, and the Company enters into a definitive agreement for or consummates an Acquisition Proposal in which any person (i) acquires or would acquire Common Stock representing more than 50% of all outstanding Common Stock, (ii) acquires or would acquire assets of the Company or its subsidiaries representing more than 50% of the consolidated assets of the Company and its subsidiaries, or (iii) is party to another transaction that results in such person holding Common Stock representing more than 50% of all outstanding Common Stock, in each case within nine months.

In addition, in each case above, the Company is only obligated to pay the Company Termination Fee if neither Parent nor Merger Sub is in material breach of the Merger Agreement at the time of the termination.
Parent is obligated to pay the Parent Termination Fee if the Merger Agreement is terminated:
•
due to a CFIUS Turndown; or

•
due to the End Date having passed (provided that, if Parent terminates the Merger Agreement because the End Date passed, the Company had the right to do so), if at such time the Closing conditions related to CFIUS have not been satisfied, certain other conditions to Closing have been satisfied and no breach by the Company of its obligations with respect to governmental consents and approvals has been the primary cause of the Closing conditions related to CFIUS not having been satisfied.

In addition, in each case above, Parent is only obligated to pay the Parent Termination Fee if the Company is not in material breach of the Merger Agreement at the time of the termination. However, in order for the Parent Termination Fee to become due and payable, the Company must elect (in its sole discretion) to cause an amendment to the license and supply agreement between Nathan’s Famous Systems, Inc. and a subsidiary of Parent, dated December 5, 2012, to be executed, in the form attached to the

Merger Agreement as Exhibit B, pursuant to which the term of such agreement would be extended for an additional four years beyond its current termination date in March 2032.
For a further discussion of the circumstances under which termination fees are payable, see “The Merger Agreement — Fees and Expenses; Termination Fees” on page 88 of this proxy statement.
Market Prices and Dividend Data (see page 96)
Our Common Stock is listed on Nasdaq under the symbol “NATH.”
On January 20, 2026, the last trading day prior to the public announcement of the execution of the Merger Agreement, the closing price of our Common Stock on Nasdaq was $92.73 per share. On [•], 2026, the latest practicable trading day before the date of this proxy statement, the closing price of our Common Stock on Nasdaq was $[•] per share. You are encouraged to obtain current market prices of our Common Stock in connection with voting your shares.
Under the terms of the Merger Agreement, from the date of the Merger Agreement until the Effective Time, the Company will be permitted to declare and pay up to two regular quarterly cash dividends, each in the amount of $0.50 per share of our outstanding Common Stock.
Effective February 5, 2026, as permitted under the Merger Agreement, the Board declared its fourth quarterly cash dividend of $0.50 per share for fiscal 2026 payable on February 27, 2026 to stockholders of record as of the close of business on February 17, 2026.
Delisting and Deregistration of Our Common Stock
As promptly as practicable following the completion of the Merger, our Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act, and we will no longer be required to file periodic reports with the SEC on account of our Common Stock. See “The Merger Agreement — Other Agreements” on page 87 of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING
The following questions and answers are intended to address some commonly asked questions regarding the Special Meeting, the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of Nathan’s Famous, Inc. Please refer to the preceding section of this proxy statement entitled “Summary” and the more detailed information contained elsewhere in this proxy statement, its annexes, including the Merger Agreement, and the other documents incorporated by reference herein, which you should read carefully and in their entirety.
Q:
Why am I receiving these materials?

A:
On January 20, 2026, the Company entered into the Merger Agreement, pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving the Merger and becoming a wholly-owned subsidiary of Parent, subject to the terms and conditions set forth therein. A copy of the Merger Agreement is attached as Annex A to this proxy statement. The Board is furnishing this proxy statement and form of proxy card to the holders of Common Stock in connection with the solicitation of proxies in favor of the Merger Proposal, the Compensation Advisory Proposal, and the Adjournment Proposal to be voted at the Special Meeting or at any adjournments or postponements thereof.

The Board recommends that the Company’s stockholders vote: (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Advisory Proposal; and (iii) “FOR” the Adjournment Proposal.
Q:
When and where is the Special Meeting?

A:
The Special Meeting will take place on [•], 2026, at [•], Eastern Time, unless the meeting is postponed or adjourned. The Special Meeting will be held in a virtual meeting (audio webcast) format only and will be accessible through the Internet in order to provide expanded access, improved communication and cost savings for our stockholders. You will be able to attend the Special Meeting by visiting [•]. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.

Q:
Who is entitled to vote at the Special Meeting?

A:
To be able to vote on the matters presented at the Special Meeting, you must have been a stockholder of record at the close of business on [•], 2026, the Record Date for the Special Meeting. The aggregate number of shares of Common Stock entitled to vote at this meeting is [•], which is the number of shares that were outstanding as of the Record Date.

Q:
Who is soliciting proxies and who will bear the cost?

A:
The Board is soliciting your proxy, and the Company will bear the cost of soliciting proxies. We have engaged the services of Okapi to solicit proxies for the Special Meeting. We have agreed to pay Okapi an initial fee for its proxy solicitation services of $10,000, plus additional fees for consulting and related services and a performance fee of $10,000 payable upon the successful conclusion of the solicitation. We will also reimburse Okapi for reasonable out-of-pocket expenses and have agreed to indemnify Okapi against certain losses. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies by telephone, internet or otherwise. Our directors, officers and employees will not be additionally compensated for the solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. Copies of solicitation materials will be furnished to brokerage firms, fiduciaries and other custodians who hold our Common Stock of record for beneficial owners for forwarding to such beneficial owners. We may also reimburse persons representing beneficial owners of our Common Stock for their reasonable expenses incurred in forwarding such materials.

Q:
How many votes do I have?

A:
Each share of Common Stock that you owned as of the close of business on the Record Date entitles you to one vote on each matter that is voted on at the Special Meeting.

Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to consider and vote on the following proposals:

•
to adopt the Merger Agreement (the “Merger Proposal”);

•
to approve, on a non-binding, advisory basis, certain compensation that may become payable to our named executive officers that is based on or otherwise relates to the Merger (the “Compensation Advisory Proposal”); and

•
to approve one or more adjournments of the Special Meeting, to a later date or time, if necessary or appropriate, if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Q:
What is the proposed Merger and what effects will it have on Nathan’s?

A:
The proposed Merger will result in the acquisition of Nathan’s by Parent pursuant to the Merger Agreement. If the Merger Proposal is approved and the other closing conditions are satisfied or waived, Merger Sub will merge with and into Nathan’s, with Nathan’s continuing as the Surviving Corporation. As a result, the Company will become a wholly-owned subsidiary of Parent. Nathan’s will be delisted from Nasdaq and deregistered under the Exchange Act and will no longer be a publicly traded company required to file periodic reports with the SEC. If the Merger is consummated, you will not own any shares of the common stock of the Surviving Corporation or of Parent.

Q:
What will I receive if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive the Merger Consideration of $102.00 in cash, without interest and less any applicable withholding tax, for each share of Common Stock that you own, unless you have properly exercised your appraisal rights under the DGCL. For example, if you own 100 shares of Common Stock, you will be entitled to receive $10,200.00 in cash (without interest and less any applicable withholding taxes) in exchange for such shares. As a result of the Merger, your shares will be cancelled and you will not own any shares in Nathan’s, the Surviving Corporation or Parent.

Q:
What is the position of the Board regarding the Merger?

A:
After consulting with its financial advisor and outside legal counsel and considering, among other things, the various factors described in “The Merger — Recommendations of the Nathan’s Famous, Inc. Board and Reasons for the Merger” on page 38 of this proxy statement, the Board: (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair, advisable and in the best interests of the Company and its stockholders; (ii) approved, adopted and ratified the Merger Agreement, the transactions contemplated by the Merger Agreement, and the performance by the Company of its obligations in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement; (iii) resolved that the Merger Agreement be submitted to the stockholders of the Company for their vote and approval at the Special Meeting; and (iv) resolved to recommend to the stockholders of the Company that they approve the Merger and approve and adopt the Merger Agreement at the Special Meeting.

The Board recommends that the Company’s stockholders vote: (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Advisory Proposal; and (iii) “FOR” the Adjournment Proposal.
Q:
How will Nathan’s’ directors and executive officers vote on the Special Meeting proposals?

A:
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote an aggregate of [•] shares of Common Stock, representing approximately [•]% of the outstanding shares of Common Stock. Our directors and executive officers have informed us that they currently intend to vote all of their shares of Common Stock: (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Advisory Proposal; and (iii) “FOR” the Adjournment Proposal.

In connection with execution of the Merger Agreement, the Company, each member of Nathan’s Board and certain stockholders listed therein entered into the Voting Agreement pursuant to which the members of the Board and such stockholders listed therein agreed to vote all of their respective shares of Common Stock in favor of the adoption of the Merger Agreement, subject to certain terms and conditions contained in the Voting Agreement. A copy of the Voting Agreement is attached as Annex B to the accompanying proxy statement. For more information, please see the section entitled “The Voting Agreement” on page 92 of this proxy statement.
Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted by the stockholders of the Company or if the Merger is not consummated for any other reason, you will not receive any payment for your shares of Common Stock. Instead, Nathan’s will remain a public company, and its Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and we will continue to be obligated to file periodic reports with the SEC.

Under specified circumstances, we may be required to pay Parent (or its designee) the Company Termination Fee or may be entitled to receive the Parent Termination Fee upon the termination of the Merger Agreement, as described in “The Merger Agreement — Fees and Expenses; Termination Fees” on page 88 of this proxy statement.
Q:
What vote is required to adopt the Merger Agreement?

A:
The affirmative vote of the holders of a majority of the shares of our Common Stock outstanding as of the Record Date and entitled to vote on the matter is required to approve the Merger Proposal. The failure to vote, an abstention, or a broker non-vote will have the same effect as a vote “AGAINST” the Merger Proposal.

Q:
What vote is required to approve the Compensation Advisory Proposal and the Adjournment Proposal?

A:
Approval of the Compensation Advisory Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. A failure to vote, an abstention, or a broker non-vote will have no effect on the outcome of these proposals, assuming a quorum is present.

Q:
What happens if stockholders do not approve the Compensation Advisory Proposal?

A:
SEC rules require the Company to seek approval on a non-binding, advisory basis with respect to certain payments and benefits that will or may be made or provided to the Company’s named executive officers in connection with the Merger. Approval of the Compensation Advisory Proposal is not a condition to the completion of the Merger. The vote is advisory and will not be binding on the Company or Parent. Accordingly, if the Merger Proposal is approved and the Merger is completed, the Merger-related compensation will be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if stockholders fail to approve the Compensation Advisory Proposal.

Q:
If my broker, bank or nominee holds my shares in “street name,” will my broker, bank or nominee vote my shares for me?

A:
Not without your direction. The proposals in this proxy statement are non-routine matters, and brokers, banks and nominees therefore cannot vote on these proposals without your instructions. It is important that you instruct your broker, bank or nominee on how you wish to vote your shares. A failure to instruct your broker, bank or nominee will have the same effect as a vote “AGAINST” the Merger Proposal.

Q:
May I revoke my proxy?

A:
Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:

•
completing and returning another proxy card with a later date before 11:59 p.m., Eastern Time on [•], 2026, the day before the Special Meeting;

•
submitting a new proxy via the Internet or telephone before 11:59 p.m., Eastern Time on [•], 2026, the day before the Special Meeting;

•
giving written notice of revocation to the Company’s Secretary at Nathan’s Famous, Inc., One Jericho Plaza, Second Floor — Wing A, Jericho, New York 11753; or

•
accessing the Special Meeting and voting during the Special Meeting.

If you own shares in “street name,” your bank or broker should provide you with instructions for revoking your vote.
Q:
Who can help answer my questions?

A:
If you have any questions concerning the Merger or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Common Stock, please contact Okapi, our proxy solicitor, using the following contact information:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (877) 629-6356
Email: info@okapipartners.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The matters discussed in this proxy statement and the accompanying materials include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, about the plans, strategies, objectives, goals or expectations of Nathan’s. These statements include, but are not limited to, statements about the benefits of the proposed transaction between the Company, Parent and Merger Sub, the expected timing of the completion of the transaction, and other statements that are not historical facts. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “believes,” “projects,” “forecasts,” “intends,” “plans,” and similar expressions.
These forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions, many of which are beyond the control of the Company and Parent, that could cause actual results to differ materially from those expressed in such statements. Key factors that could cause actual results to differ materially include, but are not limited to the risks detailed in the Company’s filings with the SEC, including in the Company’s most recent filings on Forms 10-K and 10-Q, factors and matters described in this proxy statement, and the following factors:
•
The risk that the Merger may not be completed in a timely manner or at all, which may adversely affect our businesses and the market price of our Common Stock;

•
The risk that the Company’s stockholders may not adopt the Merger Agreement, which is a condition to the completion of the Merger;

•
The occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company or Parent to pay a termination fee;

•
The effect of the announcement and pendency of the Merger on the Company’s business relationships, operating results, and business generally, including the risk of potential difficulties in employee retention and the risk of disruption to management’s attention from ongoing business operations; and

•
The risk of litigation related to the Merger.

Additional risks and uncertainties are described in the “Risk Factors” sections of the Company’s most recent Annual Reports on Form 10-K and in subsequent filings with the SEC. The foregoing list of factors is not exhaustive. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company. Nathan’s does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board for use at the Special Meeting or at any adjournments or postponements thereof.
Date, Time and Place
We will hold the Special Meeting on [•], 2026, at [•] Eastern Time, unless the meeting is postponed or adjourned. The Special Meeting will be held in a virtual meeting (audio webcast) format only and will be accessible through the Internet in order to provide expanded access, improved communication and cost savings for our stockholders. To attend the Special Meeting, you must access the meeting website at [•] and provide the control number on your proxy card. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
Purpose of the Special Meeting
At the Special Meeting, we will ask our stockholders of record as of the Record Date to consider and vote on the following proposals: (i) the Merger Proposal; (ii) the Compensation Advisory Proposal; and (iii) the Adjournment Proposal.
Record Date; Shares Entitled to Vote; Quorum
Only stockholders of record as of the close of business on the Record Date of [•], 2026, are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournments or postponements thereof. Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share of Common Stock held as of the Record Date on each matter submitted to our stockholders for approval. If you sell or transfer your shares of Common Stock after the Record Date but before the Special Meeting, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting.
As of the Record Date, there were [•] shares of Common Stock outstanding and entitled to be voted at the Special Meeting.
A quorum of stockholders is necessary to hold the Special Meeting. The holders of a majority of the outstanding shares of Common Stock of the Company constitute a quorum for the transaction of business at the Special Meeting. As a result, [•] shares must be represented in person or by proxy at the Special Meeting to have a quorum. Shares that are voted to abstain on one or more of the proposals will be deemed to be present for quorum purposes. If you hold your shares in “street name” and you fail to provide your broker with instructions on how to vote such shares on any of the proposals, your shares will not be deemed to be present at the Special Meeting for quorum purposes.
In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting would be adjourned.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote on the matter is required to approve the Merger Proposal. Adoption of the Merger Agreement by our stockholders is a condition to the closing of the Merger. A failure to vote your shares of Common Stock, an abstention from voting, or a broker non-vote will have the same effect as a vote “AGAINST” the Merger Proposal.
Approval of each of the Adjournment Proposal and the Compensation Advisory Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. Assuming a quorum is present, a failure to vote, a broker non-vote, or an abstention will have no effect on the outcome of the Adjournment Proposal or the Compensation Advisory Proposal.

Because the vote on the Compensation Advisory Proposal is only advisory in nature, it will not be binding on the Company or the Board. Accordingly, because the Company is contractually obligated to pay the compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the Merger is consummated and regardless of the outcome of the vote.
Stock Ownership and Interests of Certain Persons
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote an aggregate of [•] shares of Common Stock, representing approximately [•]% of the outstanding shares of Common Stock. In connection with execution of the Merger Agreement, the Company, each member of the Board and certain stockholders listed therein entered into the Voting Agreement pursuant to which the members of the Board and such stockholders listed therein agreed to vote all of their respective shares of Common Stock in favor of the adoption of the Merger Agreement, subject to certain terms and conditions contained in the Voting Agreement. A copy of the Voting Agreement is attached as Annex B to the accompanying proxy statement. For more information, please see the section entitled “The Voting Agreement” on page 92 of this proxy statement.
Our directors and executive officers have informed us that they currently intend to vote all of their shares of Common Stock: (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Advisory Proposal; and (iii) “FOR” the Adjournment Proposal.
Voting of Proxies
If your shares of Common Stock are registered in your name with our transfer agent, you may cause your shares to be voted at the Special Meeting by submitting your proxy or by voting in person. If you submit a proxy, the proxy holders will vote your shares of Common Stock according to your directions.
Voting instructions are included on your proxy card. All shares of Common Stock represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted (i) “FOR” the Merger Proposal; (ii) “FOR” the Adjournment Proposal; and (iii) “FOR” the Compensation Advisory Proposal.
If your shares of Common Stock are held in “street name” through a broker, bank or other nominee, you may provide voting instructions through your broker by completing and returning the voting instruction form provided. Because all of the proposals to be voted on at the Special Meeting are non-routine matters, your broker, bank or other nominee will not be able to vote your uninstructed shares on any of the proposals. A failure to instruct your broker, bank or other nominee will have the same effect as if you voted “AGAINST” the Merger Proposal, but will have no effect on the other proposals.
Revocability of Proxies
If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:
•
submitting a new proxy by Internet or telephone as instructed on your proxy card before 11:59 p.m., Eastern Time on [•], 2026, the day before the Special Meeting;

•
delivering a written notice of revocation before your proxy is exercised to Nathan’s Famous, Inc., One Jericho Plaza, Second Floor — Wing A, Jericho, New York 11753, Attention: Corporate Secretary;

•
signing another proxy card with a later date and returning it to us before 11:59 p.m., Eastern Time on [•], 2026, the day before the Special Meeting; or

•
accessing the Special Meeting and voting during the Special Meeting.

If you hold your shares of Common Stock in “street name,” you should contact your broker for instructions regarding how to revoke your voting instructions.

Nathan’s Board of Directors’ Recommendation
After consulting with its financial advisor and outside legal counsel and considering, among other things, the various factors described in “The Merger — Recommendations of the Nathan’s Famous, Inc. Board and Reasons for the Merger” on page 38 of this proxy statement, the Board: (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair, advisable and in the best interests of the Company and its stockholders, (ii) approved, adopted and ratified the Merger Agreement, the transactions contemplated by the Merger Agreement, and the performance by the Company of its obligations in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement, (iii) resolved that the Merger Agreement be submitted to the stockholders of the Company for their vote and approval at the Special Meeting and (iv) resolved to recommend to the stockholders of the Company that they approve the Merger and approve and adopt the Merger Agreement at the Special Meeting.
The Board recommends that you vote: (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Advisory Proposal; and (iii) “FOR” the Adjournment Proposal.
Expenses of Proxy Solicitation
This proxy statement is being furnished in connection with the solicitation of proxies by the Board. Expenses incurred in connection with the printing and mailing of this proxy statement are our responsibility. We have agreed to pay Okapi an initial fee for its proxy solicitation services of $10,000, plus additional fees for consulting and related services and a performance fee of $10,000 payable upon the successful conclusion of the solicitation, plus reimbursement for out-of-pocket expenses. We may also reimburse persons representing beneficial owners for their costs of forwarding solicitation materials. In addition to the solicitation of proxies by mail, proxies may be solicited by our directors, officers and employees in person or by telephone or other means of communication. No additional compensation will be paid to our directors, officers or employees for their services in connection with the solicitation, but they may be reimbursed for reasonable out-of-pocket expenses.
Anticipated Date of Completion of the Merger
Assuming timely satisfaction of necessary closing conditions, including the approval of the Merger Proposal by our stockholders, we anticipate that the Merger will be consummated during the first half of 2026.
Other Matters
At this time, we know of no other matters to be submitted at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
This proxy statement is available on our website at www.nathansfamous.com.
Householding of Special Meeting Materials
The SEC permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. Stockholders who hold their shares through a nominee, such as a broker, bank, broker-dealer or similar organization may receive notice from that nominee regarding the householding of proxy materials. As indicated in the notice, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once a stockholder has received notice that a nominee will be householding, such householding will continue until the stockholder is notified otherwise or until the stockholder has revoked consent by notifying the nominee. If you hold your shares in “street name” and would prefer to receive separate copies of a proxy statement for other stockholders in your household, either now or in the future, please contact your nominee. If you are record holder of your shares and would prefer to receive separate copies of a proxy statement for other stockholders in your household, either now or in the future, please contact: Nathan’s Famous, Inc., One Jericho Plaza, Second Floor — Wing A, Jericho, New York 11753, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their broker, bank or other nominee or the Company, as applicable.
Rights of Stockholders Who Assert Appraisal Rights
Record holders and beneficial owners of shares of Common Stock who have not voted in favor of the Merger and who have properly demanded appraisal for such shares in accordance with Section 262 of the DGCL will be entitled to statutory appraisal rights. This means that such stockholders are entitled to seek appraisal of their Dissenting Shares and, if all requirements of Section 262 of the DGCL are met, to receive payment in cash for the “fair value” of such shares, as determined by the Delaware Court of Chancery. For a description of these appraisal rights, stockholders should consult Section 262 of the DGCL, which can be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Questions and Additional Information
If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card, please contact our proxy solicitor:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (877) 629-6356
Email: info@okapipartners.com

THE MERGER
This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached as Annex A to, and incorporated by reference into, this proxy statement. You should read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger.
Parties Involved in the Merger
Nathan’s Famous, Inc.
One Jericho Plaza
Second Floor — Wing A
Jericho, New York 11753
Nathan’s Famous, Inc. is a Delaware corporation engaged primarily in the marketing of the “Nathan’s Famous” brand and the sale of products bearing the “Nathan’s Famous” trademarks through several different channels of distribution. Historically, our business has been the operation and franchising of quick-service restaurants featuring Nathan’s World Famous Beef Hot Dogs, crinkle-cut French fries, and a variety of other menu offerings. Our Company-owned and franchised restaurants operate under the name “Nathan’s Famous,” the name first used at our original Coney Island restaurant opened in 1916. Nathan’s Product Licensing Program sells packaged hot dogs, frozen crinkle-cut French fries and additional products to retail customers through supermarkets, grocery channels and club stores for off-site consumption. Our revenues are generated primarily from selling products under Nathan’s Branded Product Program, operating Company-owned restaurants, licensing agreements for the sale of Nathan’s products within supermarkets, grocery stores and club stores, the sale of Nathan’s products directly to other foodservice operators, the manufacture of certain proprietary spices by third parties and the royalties, fees and other sums we can earn from franchising the Nathan’s restaurant concept (including the Branded Menu Program and virtual kitchens). At December 28, 2025, our restaurant system, excluding virtual kitchens, was comprised of 225 locations, including 113 franchise locations, and 112 Branded Menu Program locations, as well as four Company-owned restaurants (including one seasonal unit), located in 18 states, and 12 foreign countries.
Nathan’s Common Stock is listed under the symbol “NATH” on The Nasdaq Global Market (“Nasdaq”).
Smithfield Foods, Inc.
200 Commerce Street
Smithfield, VA 23430
Smithfield Foods, Inc., is an American food company with a leading position in packaged meats and fresh pork products. With a diverse brand portfolio and strong relationships with U.S. farmers and customers, Smithfield Foods responsibly meets demand for quality protein around the world. For more information about Smithfield Foods please visit www.smithfieldfoods.com.
Upon consummation of the Merger in accordance with the Merger Agreement, Nathan’s will become a wholly-owned subsidiary of Parent.
Boardwalk Merger Sub Inc.
c/o Smithfield Foods, Inc.
200 Commerce Street
Smithfield, VA 23430
Merger Sub is a Delaware corporation that was formed solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement. Merger Sub is a wholly-owned subsidiary of Parent that was incorporated on January 20, 2026. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will survive the Merger as a wholly-owned subsidiary of Parent.

Certain Effects of the Merger
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation and as a wholly-owned subsidiary of Parent. The Company and all shares of Common Stock will be delisted from Nasdaq and all shares of Common Stock will be deregistered under the Exchange Act as soon as reasonably practicable following the Effective Time, and at such time, we will cease to be a publicly traded company and will no longer be obligated to file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the common stock of the Surviving Corporation or Parent, and instead will only be entitled to receive the Merger Consideration (unless you are entitled to and have properly demanded appraisal for your shares in accordance with Section 262 of the DGCL, in which case your shares will be cancelled and cease to exist and you will be entitled to the rights granted under Section 262 of the DGCL).
The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later date and time as the Company, Parent and Merger Sub may agree and specify in the certificate of merger).
Effect on the Company if the Merger is Not Completed
If the Merger Proposal is not approved by the stockholders of Nathan’s or if the Merger is not completed for any other reason, you will not receive any payment for your shares of Common Stock. Instead, we will remain a public company, our Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and we will continue to be obligated to file periodic reports with the SEC.
Furthermore, depending on the circumstances that would have caused the Merger not to be completed, it is possible that the price of our Common Stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of our Common Stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Common Stock. If the Merger is not consummated, the Board will continue to evaluate and review our business operations, properties and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to enhance stockholder value. If the Merger Proposal is not approved by the stockholders of Nathan’s or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to the Board will be offered or available to us or that our business, prospects or results of operation will not be adversely impacted.
In addition, under specified circumstances, we may be required to pay the Company Termination Fee to Parent (or its designee) or may be entitled to receive the Parent Termination Fee from Parent upon the termination of the Merger Agreement, as described under “The Merger Agreement — Fees and Expenses; Termination Fees” on page 88 of this proxy statement.
Merger Consideration
At the Effective Time, each outstanding share of Common Stock (other than (i) Cancelled Shares and (ii) Dissenting Shares) will be converted automatically into the right to receive the Merger Consideration, without interest and less any applicable withholding taxes. All shares of Common Stock converted into the right to receive the Merger Consideration will automatically be cancelled and cease to exist at the Effective Time, and each certificate formerly representing such shares will thereafter represent only the right to receive the Merger Consideration, except for certificates representing any Dissenting Shares, which shall represent the right to receive payment of the fair value of such shares of Common Stock in accordance with and to the extent provided by Section 262 of the DGCL, or any Cancelled Shares.
After the completion of the Merger, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration, but you will no longer have any rights as a Nathan’s stockholder (except that stockholders who hold Dissenting Shares will not have the right to receive the Merger Consideration but will instead have the right to receive a payment for the “fair value” of their Dissenting Shares as determined by the Delaware Court of Chancery pursuant to an appraisal proceeding as contemplated by Delaware law, as described in “The Merger — Appraisal Rights” on page 58 of this proxy statement).
Following completion of the Merger, Nathan’s will cease to be a publicly traded company and will become a wholly-owned subsidiary of Parent.
The Merger Consideration will be adjusted appropriately and equitably to reflect the effect of any reclassification, recapitalization, stock split (including a reverse stock split), or subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution thereon (including any dividend or other distribution of securities convertible into Common Stock), with respect to outstanding shares of capital stock of Nathan’s, with a record date between the date of the Merger Agreement and the Effective Time, to provide to the holders of shares of capital stock of Nathan’s the same economic effect as contemplated by the Merger Agreement prior to such event.
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among the members of the Board, the representatives of the Company or other parties, including Parent.
The Board and senior management regularly evaluate the Company’s strategic direction, ongoing business plans, performance and prospects with a view towards strengthening the Company’s business and financial performance and enhancing long-term stockholder value. Such evaluation is performed in the context of the marketing of the “Nathan’s Famous” brand and the sale of products bearing the “Nathan’s Famous” trademarks through the Company’s several distribution channels and lines of business, including its (1) operation and franchising of “Nathan’s Famous” quick service restaurants, (2) product licensing program through which packaged Nathan’s hot-dogs, frozen crinkle-cut French fries and other products are sold to retail customers through supermarkets, grocery channels and club stores for offsite consumption, (3) Branded Product Program through which Nathan’s hot dogs and other products are sold to foodservice retailers and (4) Branded Menu Program, which is a limited franchise program through which foodservice operators may sell a wide variety of Nathan’s prepared products.
As part of its regular evaluation, the Board and senior management take into consideration the Company’s long-standing and extensive commercial relationship with Parent, including the fact that the Company has been party to a Licensing and Supply Agreement (as amended, the “License Agreement”) with Parent since 2012, pursuant to which the Company grants to Parent, among other things (1) the exclusive right and obligation to manufacture, distribute, market and sell “Nathan’s Famous” branded hot dogs, sausages, corned beef and certain hot dog toppings in refrigerated consumer packages to be resold through retail channels (including supermarkets, groceries, mass merchandisers and club stores) and certain select food service accounts within the United States, (2) the right and obligation to manufacture “Nathan’s Famous” branded hot dog and sausage products for use in the food service industry within the United States and Canada and Sam’s Club retail locations in Mexico and (3) the non-exclusive right and obligation to supply “Nathan’s Famous” natural casing and skinless hot dogs in bulk for use in the Nathan’s Famous restaurant system. The License Agreement currently will expire in March 2032. The Company’s Board and senior management consider many factors, including that (1) for the 2024 and 2025 fiscal years and the nine months ended December 28, 2025, the Company earned aggregate royalties from Parent of $30,067,000, $33,589,000 and $26,315,000 which represented approximately 21.7%, 22.7% and 20.7% of total revenues, respectively, and 92.5%, 92.0% and 103.5% of operating income, respectively, for such periods, (2) Parent manufacturers substantially all of the “Nathan’s Famous” hot dogs sold in packaged form for sale at retail outlets and in bulk form for the Company’s Branded Products Program for sale to the foodservice industry and for its restaurant system, (3) the License Agreement will not expire until March 2032, (4) the royalty rate is 10.8% of net sales of hot dogs, paid by Parent to the Company under the License Agreement and (5) any significant disruption or adverse effect in the relationship with Parent could lead to supply disruption, increased costs and could have a material adverse effect on the cash flow, profitability and operating results of the Company.
On February 12, 2025 after the market close, the Financial Times published an article stating that the Company was exploring a sale of its business, which was followed by substantial online and financial media speculation. The closing price of the Company’s stock on that day, prior to the publication, was $87.51.

On March 19, 2025, Eric Gatoff, Chief Executive Officer of the Company, had a meeting with Shane Smith, President and Chief Executive Officer of Parent, and other senior members of management of Parent. At such meeting, Mr. Smith communicated to Mr. Gatoff that the management of Parent was interested in potentially pursuing an acquisition of the Company and indicated that such potential transaction needed to be discussed further internally, and that he would reconnect with Mr. Gatoff after Parent’s next board of directors meeting in April 2025.
On March 20, 2025, Mr. Gatoff discussed his meeting with Mr. Smith and other senior management of Parent with Howard Lorber, Executive Chairman of the Board. On March 24, 2025, Mr. Lorber and Mr. Gatoff contacted representatives of Jefferies who at the time was not yet retained by the Board to act as the Company’s financial advisor, but who had a long-standing relationship with the Company and had acted as the Company’s financial advisor in connection with prior transactions, to discuss Mr. Gatoff’s meeting with Parent, the potential of a forthcoming offer by Parent to acquire the Company and potential next steps, if any, prior to receiving a written proposal from Parent.
On May 7, 2025, Mr. Smith contacted Mr. Gatoff stating that a written communication was forthcoming from Parent regarding an offer to acquire the Company.
On May 8, 2025, Mr. Lorber received an unsolicited, non-binding letter from Parent (the “May 8 Letter”) stating that Parent had an interest in acquiring the Company for $100.00 per share in cash for all of the Company’s outstanding Common Stock and indicating that, among other things, the proposed cash per share purchase price represented (1) a 14% premium to the Company’s closing stock price as of February 12, 2025, which Parent indicated as the “undisturbed” share price, as it pre-dated the public speculation concerning a potential sale of the Company and (2) a 21% premium to the “undisturbed” 90 trading-day volume weighted average price (“VWAP”) of the Company’s Common Stock as of February 12, 2025. The closing price of the Company’s Common Stock on May 7, 2025, the last full trading day prior to the May 8 Letter, was $98.82. The May 8 Letter indicated that the proposed acquisition would not be contingent upon Parent obtaining financing and that Parent intended to use a combination of existing cash on hand and drawing on its existing, available financing to fund the potential acquisition. Parent noted that its board of directors and senior leadership were supportive of such transaction and that they could complete due diligence within four to six weeks if given prompt access to senior management and due diligence information regarding the Company.
On May 8, 2025, Mr. Lorber, together with Mr. Gatoff contacted representatives of Jefferies, who at the time was not yet retained by the Board to act as financial advisor, to discuss the May 8 Letter and potential next steps for the Board’s review and evaluation of the proposal.
On May 14, 2025, Mr. Gatoff contacted Mr. Smith to indicate that the Board would review the May 8 Letter at their next regularly scheduled meeting later in May, and to suggest that representatives of Jefferies hold a preliminary call with Parent and its financial advisor on behalf of the Company to obtain additional information regarding the proposal contained in the May 8 Letter.
On May 16, 2025, at the direction of Mr. Lorber and Mr. Gatoff, representatives of Jefferies held a telephone call with representatives of Parent and Goldman Sachs & Co LLC (“Goldman Sachs”), Parent’s financial advisor in connection with the proposed transaction, to obtain additional preliminary information about the proposal contained in the May 8 Letter, including Parent’s assumptions, timing, due diligence expectations and anticipated regulatory approvals. During such call, Parent’s representatives indicated that the proposed purchase price and valuation was based on the Company’s publicly available information and knowledge and information developed by them with respect to the Company from Parent’s long-standing and extensive commercial relationship with the Company, but noted that Parent only had limited insight into potential post-transaction synergies or knowledge concerning other areas of the business and that the potential purchase price and valuation may be reevaluated and, potentially, increased to the extent supported by the completion of appropriate due diligence. During the call, in response to representatives of Jefferies’ inquiry on the topic, Parent’s representatives also confirmed that Parent expected the proposed transaction between Parent and the Company to be conditioned upon receiving approval from CFIUS.
On May 19, 2025, the May 8 Letter was circulated to the full Board.

On May 21, 2025, the Board held a special meeting, with members of the Company’s senior management, representatives of Akerman LLP (“Akerman”), the Company’s outside legal counsel, and representatives of Jefferies in attendance, to consider and discuss the proposal in the May 8 Letter. The Board and the Company’s management reviewed and discussed the May 8 Letter and the Company’s commercial relationship with Parent. During the meeting, representatives of Jefferies also summarized the additional information provided by Parent’s representatives on the telephone call on May 16, 2025, among representatives of Jefferies, Parent and Goldman Sachs and provided a preliminary background on mergers and acquisition activity and valuations in the protein and foodservice industries. In addition, representatives of Jefferies reviewed certain illustrative analyses, based on preliminary external assumptions, assessing on a preliminary basis the potential value of the Company’s assets and business to Parent, the potential range of values that could be paid by a financial acquiror, as well as the universe of alternative potential strategic acquirors for the Company as a whole (if any, considering the concentration of the Company’s earnings in its commercial relationships with Parent and the remaining term of the License Agreement) and/or for its restaurant business on a separate basis. The Board discussed the closing stock price of the Company’s Common Stock of $103.20 on May 20, 2025, the last full day of trading prior to the Board meeting, as well as the appreciation in the Company’s stock price and increased trading activity since February 12, 2025, the date indicated by Parent in the May 8 Letter as the date which preceded public speculation about a sale of the Company. The Board then excused the representatives of Jefferies from the meeting and continued their deliberation. After discussion, the Board agreed that it was not committed to selling the Company and that the May 8 Letter would need to be considered in the context of a review by the Board of strategic alternatives available to the Company (including a possible sale of the Company or other alternative transactions) as potential strategies to maximize stockholder value. The Board further discussed rejecting the purchase price proposed by Parent in the May 8 Letter due to the Company’s stock price over the previous several months. However, due to the extensive and long-standing commercial relationship between the Company and Parent, and Parent’s knowledge of a significant portion of the Company’s business, the Board authorized representatives of Jefferies to communicate to representatives of Goldman Sachs that the Board would not accept a purchase price of $100.00 cash per share proposed by Parent in the May 8 Letter, but was willing to allow Parent to conduct limited due diligence of the Company in furtherance of a potential transaction with the Company. The Board also authorized representatives of Akerman and the Company’s senior management to draft and negotiate a Non-Disclosure Agreement (the “NDA”) to be executed by Parent and the Company. In addition, the Board, after discussion and noting representatives of Jefferies’ familiarity with the Company and its business, including advising the Company in connection with prior transactions, authorized Akerman and the Company’s senior management to negotiate an engagement letter with Jefferies, subject to Board approval, to act as the Company’s financial advisor with respect to any potential sale of the Company to Parent or any other potential buyer.
On May 21, 2025, representatives of Jefferies forwarded a draft of its engagement letter to Company management and to Akerman and a customary relationship disclosures memo to Akerman. Company management and representatives of Akerman negotiated the terms of Jefferies’ engagement letter which was in a form by May 22, 2025 to be submitted to the Board for its review and potential approval at the Board’s next quarterly meeting scheduled for May 27, 2025.
On May 27, 2025, the Board held its regularly scheduled quarterly Board meeting at which the Board discussed, among other things, matters related to the Company’s recently completed fourth fiscal quarter of the 2025 fiscal year and the declaration a regular quarterly cash dividend of $0.50 per share payable on July 1, 2025, to stockholders of record on June 23, 2025, the engagement of Jefferies as its financial advisor in connection with any potential transaction with Parent or any other potential acquirer and reviewed the terms of Jefferies’ engagement as set forth in Jefferies’ engagement letter. After further discussion, the Board approved the engagement of Jefferies as its financial advisor and authorized management to execute the engagement letter on behalf of the Company. The Board also discussed the formation of an ad hoc transaction committee comprised of a smaller group of Board members to act informally on behalf of the Board to more efficiently and expeditiously evaluate and potentially facilitate any potential transaction with Parent. Representatives of Akerman generally discussed with the Board its obligations in connection with the review and evaluation of a potential transaction with Parent, including determining that all of the members of the Board were independent with respect to Parent and could together undertake such review and evaluation of a potential transaction with Parent. The Board emphasized that the transaction committee was not being formed because of any potential conflicts of interest or independence issues of any Board member and was not being delegated any authority to approve a potential transaction. A representative of Akerman noted that while a transaction committee could take a meaningful role in managing the process and any potential discussions or negotiations, along with members of the Company’s senior management (should that become necessary), any such involvement by a transaction committee and senior management should be in close cooperation with, and under the oversight of, the Board, which would retain ultimate decision making authority over whether or not to proceed with a transaction with Parent and the negotiation and execution of any definitive agreement with respect to any such transaction. The Board approved the formation of a transaction committee of the Board comprised of Howard Lorber, Robert Eide, Charles Raich and Attilio Petrocelli, with Mr. Lorber serving as Chairman of the committee.
On May 28, 2025, the Company and Jefferies executed Jefferies’ engagement letter and Akerman shared a draft of the NDA with representatives of Jefferies, who, on the same day, forwarded the draft to representatives of Goldman Sachs to be reviewed by Parent and its counsel. The draft NDA contained, among other provisions, a customary standstill provision, a “don’t ask, don’t waive” provision that would terminate in certain circumstances and a non-solicitation provision with respect to the solicitation or hiring by Parent or its affiliates of certain personnel of the Company. On the same day, representatives of Jefferies also requested a call with Goldman Sachs to discuss next steps. On that call, held on May 29, 2025, representatives of Jefferies communicated to representatives of Goldman Sachs that while the Board was not interested in a potential transaction with Parent at a purchase price of $100.00 cash per share as proposed in the May 8 Letter, the Board, subject to Parent executing an NDA, was prepared to allow Parent to conduct preliminary financial due diligence with a view to obtaining an increase of the potential offer price.
On June 3, 2025, representatives of Jefferies received Parent’s counsel’s comments to the NDA from Goldman Sachs and forwarded such comments to Akerman. Representatives of Akerman continued to negotiate the NDA with Parent’s counsel and the NDA was finalized and executed by the Company and Parent on June 10, 2025.
On June 11, 2025, the Board held a special meeting with members of the Company’s senior management and representatives of Akerman in attendance. At the meeting, a representative of Akerman discussed the Board’s fiduciary duties under Delaware law and related considerations with respect to evaluating Parent’s non-binding indication of interest contained in the May 8 Letter with respect to the proposed acquisition of the Company by Parent and other strategic alternatives. In addition, the representative of Akerman discussed with the Board the overall process to be engaged in by the Board with respect to its evaluation and review and also emphasized the importance and need for complete confidentiality of any terms of Parent’s proposal (including existence of the proposal), any discussions or deliberations and any other matters relating to any potential transaction with Parent or a potential transaction or review of strategic alternatives.
On June 11, 2025, an initial meeting of the transaction committee of the Board was held with representatives of Akerman in attendance. At the meeting, a representative of Akerman provided a status update indicating that the NDA had been executed by Parent, an electronic data room had been organized on behalf of the Company by representatives of Jefferies and senior management of the Company had met with representatives of Jefferies to discuss preparing materials to post to the data room. The transaction committee further discussed whether the proposed cash per share purchase price contained in the May 8 Letter was adequate. This meeting was the only meeting of the transaction committee, and the transaction committee did not take any other action in connection with the potential transaction.
Beginning on June 11, 2025, after execution of the NDA, the Company responded to due diligence requests from Parent and granted Parent access to an electronic data room.
On June 12, 2025, an online financial news source published an article discussing the Company’s status as a potential takeover target and a potential sale process, noting the recent trading volume and volatility of the Company’s shares, reviewing the prior media speculation on a sale and commenting on potential acquirors (with a focus on Parent) and potential transaction valuation. The same media source and at least one other published additional articles on similar themes over the following weeks.
On June 18, 2025, a special meeting of the Board was held at which members of the Company’s senior management, representatives of Akerman and representatives of Jefferies were in attendance. At the meeting, Mr. Gatoff, with the participation of Robert Steinberg, the Company’s Vice President, Finance and Chief

Financial Officer, presented to the Board the Company’s five-year consolidated financial projections (the “Nathan’s Financial Projections”). Mr. Gatoff discussed with the Board the Nathan’s Financial Projections, including projected financial results of the Company’s various business lines: Company owned and franchised restaurants (including the Branded Menu Program), the product licensing program and the Branded Products Program. Mr. Gatoff stated that if approved by the Board, the Nathan’s Financial Projections would be provided to Parent as part of its ongoing due diligence, as well as to representatives of Jefferies for use by representatives of Jefferies in its financial analysis of the Company and the potential transaction with Parent. After further discussion, the Board approved the Nathan’s Financial Projections and approved providing the Nathan’s Financial Projections to Parent and representatives of Jefferies.
On July 9, 2025, the Board held a special meeting at which members of the Company’s senior management, representatives of Akerman and representatives of Jefferies were in attendance. A representative of Jefferies provided an update on the due diligence process and on the ongoing discussions with Parent and its representatives and noted that on July 10, 2025, members of the Company’s senior management were scheduled to meet with members of Parent’s management together with representatives of Jefferies and Goldman Sachs for a management presentation and to discuss operational, synergy and other due diligence matters relating to the Company. The representative of Jefferies also provided a review of the Company’s stock price and trading performance as well as a preliminary financial analysis of the Company based on the Nathan’s Financial Projections, a preliminary financial analysis of the branded protein and QSR/casual restaurant sectors, and an illustrative analysis of various hypothetical per share purchase prices, including the $100.00 cash per share purchase price offered by Parent in the May 8 Letter. Representatives of Jefferies also discussed the License Agreement and the potential impact that the current expiration date in March 2032 and the concentration of the Company’s earnings in its commercial relationships with Parent would have on other potential third party strategic buyers, reviewed a leveraged buyout “ability to pay” analysis indicating that potential financial buyers were unlikely to be willing to acquire the Company at either the recent market share prices or Parent’s proposed offer price, and also discussed the lack of any other inbound expressions of potential interest to the Company or its other advisors despite the significant media speculation of a sale process. The Board engaged in a robust discussion with representatives of Jefferies with respect to its preliminary financial analysis, the proposed $100.00 cash per share offer price contained in the May 8 Letter and potential counter-offers to be made to Parent at the appropriate time, with no decisions being made in that regard at such time. The Board also instructed representatives of Jefferies to contact representatives of Goldman Sachs after the July 10, 2025 joint management meeting to discuss next steps, including the expectation that Parent would submit a revised proposal to the Board.
On July 10, 2025, Mr. Gatoff, Mr. Steinberg and representatives of Jefferies met in person with members of Parent’s management and representatives of Goldman Sachs and discussed, among other things, the Company’s operations, the Nathan’s Financial Projections and potential synergies that might result from a potential acquisition of the Company by Parent.
On July 15, 2025, and July 16, 2025, at the direction of the Board, representatives of Jefferies contacted representatives of Goldman Sachs to request an updated written proposal from Parent, taking into consideration the due diligence completed by Parent to date, the Board’s prior indication that a transaction at a purchase price of $100.00 cash per share would not be supported by the Board and also highlighting a number of market pricing references and valuation arguments supportive of a higher purchase price. Representatives of Goldman Sachs confirmed that Parent had substantially completed its due diligence and also expressed Parent’s continued interest in pursuing a transaction, but also indicated that Parent continued to view purchase price and valuation in a similar range as previously communicated in the May 8 Letter.
On July 18, 2025, Mr. Lorber received a letter from Parent (the “July 18 Letter”) in which Parent reiterated its desire to enter into a transaction to acquire the Company, but on the same terms as contained in the May 8 Letter, including the proposed purchase price of $100.00 cash per outstanding share. On July 18, 2025, the closing stock price of the Company’s Common Stock was $98.38 per share and the 60 day VWAP and 90 day VWAP were $109.15 per share and $107.75 per share, respectively.
On July 23, 2025, the Board held a special meeting with members of the Company’s senior management, representatives of Akerman and representatives of Jefferies in attendance. At the meeting, representatives of Jefferies provided an update to the Board on the ongoing discussions with Parent and representatives of Goldman Sachs leading up to the reaffirmed $100.00 cash per share proposed purchase price contained in the July 18 Letter. The Board discussed with representatives of Jefferies the current stock price and recent stock trading performance and statistics, the reaffirmed $100.00 cash per share purchase price, an illustrative analysis of a transaction at various hypothetical purchase prices per share, and again reviewed Jefferies’ preliminary financial analysis (as previously presented to the Board on July 9, 2025). The Board discussed whether Parent’s reiterated $100.00 cash per share proposed purchase price was likely to be a final offer price or whether there was likely an expectation on the part of Parent that the Board would provide a counter-offer that would trigger additional purchase price negotiation. The Board discussed a range of potential counter-offers and authorized representatives of Jefferies to communicate to representatives of Goldman Sachs a purchase price counter offer of $120.00 cash per share.
Later on July 23, 2025, representatives of Jefferies communicated to representatives of Goldman Sachs the counter-offer of $120.00 cash per share, and the Company’s basis for the counter-offer, including market and valuation references, as well as strategic fit and rationale for Parent. In a subsequent conversation, representatives of Jefferies also indicated that the Board might be willing to consider and engage on a constructive counter-offer, should Parent provide one in response.
On July 30, 2025, representatives of Goldman Sachs communicated to representatives of Jefferies that while Parent remained strategically interested in a transaction with the Company, their views on valuation were firm and were far from the Company’s counter-offer, and in light of other priorities they would cease discussions at that time. Later the same day, at the direction of the Board, representatives of Jefferies terminated Parent’s access to the virtual data room.
On August 4, 2025, a regular quarterly Board meeting was held at which members of the Company’s senior management and representatives of Akerman were present. At the meeting, among other things, management of the Company discussed with the Board the Company’s consolidated financial results for the first fiscal quarter of 2026, ended June 29, 2025, and declared a regular quarterly cash dividend of $0.50 per share payable on September 5, 2025, to stockholders of record on August 25, 2025. The Board also discussed Parent’s recent termination of discussions with respect to its proposed offer to acquire the Company, including that Parent had indicated through discussions between representatives of Goldman Sachs and Jefferies that Parent’s proposed purchase price remained at $100.00 cash per share and that Parent was not conducting any further due diligence nor providing any further counter-offer at that time, preferring instead to focus on other strategic priorities.
On August 19, 2025, a special meeting of the Board was held at which members of the Company’s senior management, representatives of Akerman and representatives of Jefferies were present. A representative of Jefferies provided an update to the Board on the progression and recent termination of the discussions with Parent regarding the potential acquisition of the Company by Parent. After discussion, the Board authorized representatives of Jefferies to reach out to representatives of Goldman Sachs after the Company’s Annual Meeting of Stockholders on September 9, 2025, to determine if Parent had any interest in further discussions with respect to a potential transaction to bring finality to the process. The Board also discussed other potential strategic alternatives that might result in greater stockholder value, including the possibility of paying a special cash dividend to stockholders in the future (in addition to its regular quarterly dividends) given the Company’s current and projected cash position and anticipated future operating cash flow. Representatives of Jefferies again reviewed with the Board potential alternative strategic acquirors (while considering the previously discussed strategic constraints of the concentration of the Company’s commercial relationships with Parent and the License Agreement, and the lack of inbound expressions of interest despite media speculation of a sale process), as well as the potential market reception and valuation associated with a potential separation and sale of the Company’s restaurant business.
On September 9, 2025, a regular Board meeting was held at which members of the Company’s senior management and representatives of Akerman were in attendance. Mr. Lorber indicated that representatives of Jefferies would be contacting Goldman Sachs as previously discussed by the Board to determine if Parent had any interest in further discussions with respect to a potential transaction.
Later on September 9, 2025, a representative of Jefferies spoke informally with a representative of Goldman Sachs about the previously terminated transaction discussions and Parent’s potential interest in the Company, taking into account recent trading levels in the Company’s stock. The representative of Goldman Sachs confirmed their client’s continued strategic interest in a potential transaction, but also their firm views on value and a belief that recent trading levels of the Company’s shares were distorted, speculative and not indicative of the value of the Company.
On November 3, 2025, the Board held its regular quarterly meeting at which members of the Company’s senior management and representatives of Akerman were present. At the meeting, Mr. Gatoff presented the Company’s financial and operating results for the second fiscal quarter ended September 28, 2025, both on a consolidated basis and by revenue center. Mr. Gatoff discussed with the Board that substantially higher beef prices during the quarter (particularly during July and August) had a significant negative impact on operating profitability during the quarter, most notably on the Company’s Branded Products Program. Mr. Gatoff also discussed the Company’s current cash balances and current outstanding debt balance. The Board then discussed the Company’s current and projected cash position and anticipated future operating cash flow, and the fact that discussions regarding a potential acquisition by Parent were terminated. The Board discussed strategic alternatives and its desire to continue to maximize stockholder value by continuing its strategy of returning capital to its stockholders and that the Board believed it was in the best interests of stockholders to declare a special cash dividend on its Common Stock in addition to declaring its regular quarterly cash dividend. After further discussions, the Board approved the declaration of its regular quarterly cash dividend of $0.50 per share and a special cash dividend of $2.50 per share on the issued and outstanding shares of the Company’s Common Stock, payable on December 5, 2025, to stockholders of record on November 24, 2025 (the “Special Dividend”).
On November 17, 2025, representatives of Goldman Sachs contacted representatives of Jefferies to state that the Board would soon be receiving an updated written proposal from Parent with respect to its proposed acquisition of the Company. No other substantive discussions relating to the potential transaction had occurred between Goldman Sachs and representatives of Jefferies since the September 9, 2025 conversation.
On November 18, 2025, Mr. Lorber received a letter from Parent (the “November 18 Letter”) reaffirming its desire to acquire the Company at an increased purchase price of $102.00 cash per share, as compared to the prior proposed offer of $100.00 cash per share ($97.50 as adjusted for the Special Dividend). The November 18 Letter reiterated that Parent’s revised proposal was not contingent on obtaining financing, and that Parent still intended to fund the acquisition through a combination of existing cash on hand and its existing, available financing. Parent also stated that it was nearly complete with its due diligence and could move expeditiously to finalize its outstanding due diligence needs over the next one to two weeks and sign a definitive merger agreement. Parent also provided an initial draft of a merger agreement with the November 18 Letter.
On November 20, 2025, a special meeting of the Board was held at which members of the Company’s senior management, representatives of Akerman and representatives of Jefferies were in attendance. A representative of Jefferies provided an update for the Board on the contents of Parent’s revised offer contained in the November 18 Letter including (1) the proposed purchase price of $102.00 cash per share, (2) that Parent was nearly complete with its due diligence and could move expeditiously to finalize its outstanding due diligence in one to two weeks and be prepared to sign a definitive merger agreement, (3) that such revised offer was not contingent on obtaining financing and (4) that the November 18 Letter was transmitted with an initial draft of a merger agreement prepared by Parent’s counsel. The representative of Jefferies noted that such offer implied an 8% premium to an adjusted closing stock price of the Company’s shares of $94.35, based on the closing price of the Company’s stock of $96.85 on November 17, 2025 (the last full trading day prior to the November 18 Letter), as adjusted for the Special Dividend. The representative of Jefferies reviewed with the Board an overview of the Company’s stock price and recent trading volume and Parent’s stock price and an analysis of the prior proposed offer of $100.00 cash per share ($97.50 as adjusted for the Special Dividend) contained in the May 8 Letter and the July 18 Letter compared to the revised offer of $102.00 cash per share contained in the November 18 Letter. The representatives of Jefferies also reviewed the preliminary financial analyses discussed in prior meetings, as well as a refreshed discussion of the potential universe of alternative acquirors and the strategic and financial constraints thereon (considering the concentration of the Company’s earnings in its commercial relationships with Parent and the remaining term of the License Agreement), as well as the continued lack of inbound expressions of interest despite media speculation of a sale process. The Board discussed the revised proposal and representatives of Akerman provided a brief summary, based only on a cursory review to date, of certain of the key terms of the draft merger agreement provided by Parent. Representatives of Akerman stated that the initial draft merger agreement provided by Parent with the November 18 Letter included, among other things (1) a customary “no shop” provision which prohibited the Company from soliciting acquisition proposals from third parties, but provided for a “window shop” provision pursuant to which the Board could under certain circumstances consider an acquisition proposal from an unrelated third party that constituted a “superior proposal” and provide due diligence and enter into negotiations with such a third party, (2) a “fiduciary out” provision in favor of the Company allowing, among other things, the Company under certain circumstances: to enter into a definitive agreement with respect to an acquisition proposal from an unrelated third party that constituted a “superior proposal”, upon payment of a termination fee by the Company to Parent equal to 4% of the total equity value of the transaction with Parent, (3) a mutual covenant requiring each party to use its reasonable best efforts to take all actions in order to consummate the transaction including obtaining government approvals (including CFIUS approval and expiration or termination of the waiting period under the HSR Act), subject to certain limitations, and (4) operating covenants between execution of the definitive merger agreement and the closing of the transaction which would prohibit the Company from paying its regular quarterly cash dividends during such period and significantly restrict the ability of the Company to operate and manage its franchised restaurant system. The initial draft merger agreement did not include a reverse termination fee payable by Parent to the Company in the event that the transaction failed to close, including because of failure or inability to obtain government approvals with respect to CFIUS approval and termination of the HSR Act waiting period. The Board further discussed the importance of maintaining confidentiality regarding any potential transaction and any resumption of discussions with Parent. After further discussion, the Board authorized representatives of Jefferies to contact representatives of Goldman Sachs and provide Parent with a counter offer of $105.00 cash per share.
On November 21, 2025, representatives of Jefferies spoke with representatives of Goldman Sachs to communicate the counter-offer of $105.00 cash per share, as well as the Company’s strategic and financial rationale for the proposal. Subsequently, on November 24, 2025, representatives of Goldman Sachs reverted to representatives of Jefferies and provided verbally a best-and-final proposed purchase price of $103.50 cash per share, subject to completion of due diligence as indicated in the November 18 Letter.
On November 24, 2025, a special meeting of the Board was held at which members of the Company’s senior management, representatives of Akerman and representatives of Jefferies were in attendance. At the meeting, a representative of Jefferies summarized their recent discussions with representatives of Goldman Sachs in which representatives of Jefferies communicated a counter proposal of $105.00 cash per share as previously authorized by the Board and, after further discussions, the representatives of Goldman Sachs indicated that Parent had, in response, revised its offer price to $103.50 cash per share. The Board discussed the newly revised offer price and authorized representatives of Jefferies to contact Goldman Sachs to indicate that the Board agreed to move forward with Parent’s revised offer price of $103.50 cash per share, subject to negotiation and execution of a definitive merger agreement and other related definitive documentation and subject to final Board approval of the transaction, the definitive merger agreement, and any other definitive documentation. The Board further authorized the Company’s senior management to provide any additional due diligence items requested by Parent and instructed Akerman to review and negotiate the draft merger agreement provided by Parent with the November 18 Letter as well as any other ancillary documentation, subject to the Board’s final review and approval of the transaction, the definitive merger agreement and any other related documentation.
Later on November 24, 2025, representatives of Jefferies communicated to representatives of Goldman Sachs the Board’s authorization to move forward with confirmatory due diligence and negotiation of satisfactory transaction documentation on the basis of the proposed $103.50 cash per share offer price. Subsequently, representatives of Jefferies and the Company provided access to the virtual data room to Parent and its advisors and began responding to outstanding due diligence requests from Parent and its advisors.
On December 3, 2025, representatives of Akerman held a meeting with representatives of Hunton Andrews Kurth LLP (“Hunton”), Parent’s outside legal counsel, and thereafter circulated a revised draft of the merger agreement to Hunton. Such revised draft included, among other things (1) a reduction in the termination fee payable by the Company to Parent upon the termination of the merger agreement under certain circumstances to 2% of the total equity value of the transaction, (2) a “hell or high water” regulatory efforts covenant (including with respect to obtaining CFIUS approval and termination of the HSR Act waiting period), (3) payment of a reverse termination fee by Parent to the Company in an amount equal to 5% of the total equity value of the transaction in the event that the transaction failed to close because of an inability to obtain government approvals (including with respect to CFIUS approval and termination of the HSR Act waiting period), and (4) modification of the operating covenants to allow the Company to pay its regular quarterly cash dividends and operate and manage its franchised restaurant system in a less restrictive manner during the period between execution of the definitive merger agreement and the closing of the transaction.
Thereafter, from December 4, 2025, through January 20, 2026, the parties continued the due diligence process and Akerman and Hunton, on behalf of the Company and Parent, respectively, exchanged drafts and negotiated the terms and conditions of the merger agreement and related disclosures after consultation with and guidance from members of the Company’s senior management and the Board. The material open points in the merger agreement that continued to be negotiated included, among other things, (1) the amount of the termination fee payable by the Company to Parent, (2) the inclusion of a “hell or high water” regulatory efforts covenant, (3) the payment of a reverse termination fee by Parent to the Company in the event that the transaction failed to close because of either (a) the inability to obtain CFIUS approval and termination of the HSR Act waiting period or (b) Parent terminating the transaction because in order to obtain such regulatory approval it would be required to take one or more of the actions required by the “hell or high water” regulatory efforts covenant, and (4) the ability of the Company to continue to pay its regular quarterly cash dividends and have sufficient flexibility in the operation and management of its franchised restaurant business during the period between execution of the definitive merger agreement and the closing of the transaction.
On December 20, 2025, Hunton sent to Akerman a revised draft of the merger agreement which provided for (1) a reduction in the termination fee payable by the Company to Parent to 2.5% of the total equity value of the transaction, (2) no “hell or high water” regulatory efforts covenant, (3) an amendment to the License Agreement to extend the term of the License Agreement for an additional ten years along with payment by Parent to the Company of an extension fee of $10 million in the event the transaction failed to close as a result of the inability to obtain CFIUS approval or termination of the HSR Act waiting period, all in lieu of payment of a reverse termination fee by Parent to the Company due to such inability to close the transaction, and (4) operating covenants that still prohibited the payment by the Company of any regular quarterly cash dividends and provided less flexibility for the Company to operate and manage its franchised restaurant system during the period between execution of the definitive merger agreement and the closing of the transaction. Regarding (3) above, Parent’s advisors communicated to the Company’s advisors a belief that such an extension would be favorable and provide stability to both parties in the face of a failure to complete a transaction, considering the commercial success and existing economic terms of the License Agreement.
On December 23, 2025, at the direction of Company management, Akerman delivered a revised merger agreement to Hunton which provided for, among other things, (1) a termination fee payable by the Company to Parent of 2.5% of the total equity value of the transaction, (2) reinsertion of a reverse termination fee payable by Parent to the Company of 4.5% of the total equity value of the transaction and the removal of the provisions with respect to an amendment to the License Agreement extending its term, (3) reinsertion of “hell or high water” regulatory efforts covenant and (4) operating covenants that permitted the Company to declare and pay up to two regular quarterly cash dividends prior to the consummation of the potential transaction with Parent.
On December 24, 2025, the Board held a special meeting at which certain members of the Company’s senior management, representatives of Akerman and a representative of Jefferies were in attendance. The representative of Jefferies and a representative of Akerman discussed the status of negotiations and the material open issues in the merger agreement, all of which remained unchanged from the prior Board meeting on November 24, 2025. Mr. Gatoff and a member of the Board also discussed Parent’s proposal, in lieu of payment by Parent to the Company of a reverse termination fee in the event CFIUS approved or HSR Act approval were not obtained, that the License Agreement be extended for an additional ten years beyond its current expiration date of March 2032 and payment be made by Parent to the Company of an extension fee of $10 million. Mr. Gatoff and the Board discussed whether from a business and long-term strategic standpoint, a lengthy extension of the License Agreement would be in the best interests of the Company under the circumstances that could surround a potential failure to secure CFIUS approval. The representative of Akerman also added that Parent’s counsel also had not yet provided a proposed end date to be included in the merger agreement upon which, if the transaction was still not consummated, either party would be permitted to terminate the merger agreement as long as it was not in breach of its obligations thereunder. The representative of Jefferies also added that the due diligence process was still ongoing and the Company was continuing to provide requested due diligence information to Parent. Mr. Gatoff and Mr. Steinberg then left the meeting and the Board discussed that the Executive Chairman of the Board and certain members of the Compensation Committee of the Board had discussions with Mr. Gatoff and Mr. Steinberg regarding payment of a retention bonus to each of Mr. Gatoff, Mr. Steinberg and Leigh Platte, the Company’s Vice President, Food Service, to incentivize and ensure that each such executive would continue his respective employment with the Company until the closing of the transaction and use their full efforts to not only continue to manage the Company’s business, but work to ensure that the transaction would be, subject to the Board’s oversight and approval, entered into and consummated. The retention bonuses to be paid in cash to Mr. Gatoff, Mr. Steinberg and Mr. Platte would be $3,250,000, $1,050,000 and $425,000, respectively, and would be paid in a lump sum to each of them on or immediately after the closing if each such executive is actively employed by the Company on the closing date or if the Company terminates such executive for any reason prior to the closing. Mr. Gatoff’s retention bonus would likely contain a non-competition provision restricting him from engaging in certain of the Company’s businesses for a period of one year following the termination of his employment with the Company for any reason. A discussion followed and the representatives of Akerman also advised the Board that if they conceptually approve in principle the retention bonuses, subject to agreement on final terms and documentation and subject to final Board approval, Mr. Gatoff should be recused from further discussions and deliberations of the Board with respect to the transaction. The Board discussed with the representatives of Akerman that Mr. Gatoff and Mr. Steinberg would still be the only members of the Company’s management to engage in the business side of negotiations and ongoing business due diligence and discussions with Parent on behalf of the Company, as they are most familiar with the operations of the business and financial matters relating to the business and the only employees and members of management of the Company (other than one other Company employee) who were aware of the proposed transaction. Consequently, the representative of Akerman confirmed that Mr. Gatoff and Mr. Steinberg could still attend Board meetings to present and participate in the presentation of issues with respect to the transaction, but Mr. Gatoff would then be excused and recused from such future meetings prior to any Board discussions and deliberations. The Board also discussed its belief that Parent’s proposal to extend the License Agreement for an additional ten year period and payment of an extension fee in lieu of payment of a reverse termination fee was not in the best interests of the Company or its stockholders. After further discussion, the Board authorized Akerman and representatives of Jefferies to continue negotiations on the material open points on the merger agreement and other related documents and also authorized representatives of Jefferies to disclose the proposed retention bonus arrangements to Parent.
On January 5, 2026, a representative of Goldman Sachs contacted a representative of Jefferies to outline certain matters that arose in Parent’s ongoing due diligence that, in Parent’s view, could result in potential costs and exposures not previously anticipated by Parent totaling approximately $20 million or $5.00 per share, and that such unanticipated potential costs and exposures would need to be reflected in the transaction valuation and purchase price. Representatives of Jefferies strongly disagreed with Parent’s assertions with respect to such due diligence findings, and indicated that such a reduction, if formalized, was highly unlikely to be acceptable to the Board.
On January 7, 2026, representatives of Goldman Sachs contacted representatives of Jefferies to communicate that Parent had revised its offer, reducing the proposed purchase price to $101.00 cash per share from $103.50 cash per share, and indicating that this price was intended to represent an accommodation to the Company by reducing the proposed price by only half of the value of the potential costs and exposures identified in Parent’s ongoing due diligence. In addition, Goldman Sachs reiterated that Parent’s position remained unchanged with respect to all of the material open points in the merger agreement described above, including with respect to the prohibition on payment of regular quarterly cash dividends in the interim period, and the requirement for any payment in connection with a termination due to CFIUS failure to be linked to ten-year extension of the License Agreement. The representatives of Goldman Sachs also stated that pending receipt of certain specified remaining confirmatory due diligence items, Parent’s due diligence was complete and it was prepared to proceed towards finalizing and executing the definitive merger agreement.
On January 8, 2026, a special meeting of the Board was held at which certain members of the Company’s senior management, representatives of Akerman and representatives of Jefferies were in attendance. At the meeting a representative of Jefferies provided an update on their recent discussions with representatives of Goldman Sachs in which Goldman Sachs indicated an approximate $20 million gap in its valuation of the Company related to certain matters identified in Parent’s due diligence findings that could results in potential costs and exposures in connection with the transaction not anticipated by Parent and, as a result, Parent was reducing its offered purchase price from $103.50 cash per share to $101.00 cash per share (which reduction represented approximately half of Parent’s identified potential costs and exposures). In addition, the representative of Jefferies reported that Goldman Sachs also communicated that Parent’s position remained unchanged on the material open points in the merger agreement described above and that Parent’s due diligence was substantially completed and that it was prepared to move forward towards finalizing and executing a definitive merger agreement. Mr. Gatoff was then excused and left the meeting so the Board could discuss the revised offer. Representatives of Akerman reviewed with the Board their fiduciary duties under Delaware law in connection with evaluating the reduced purchase price offered by Parent and the proposed transaction. After further discussion, the Board authorized representatives of Jefferies to (1) communicate with Goldman Sachs that the Board was not receptive to the reduced purchase price offer of $101.00 cash per share, (2) negotiate a purchase price greater than $101.00, (3) negotiate, with the assistance of Akerman, all the material open points on the merger agreement, and (4) state that the Board was neither prepared to move forward based on the reduced proposed purchase price nor approve a specific counter-offer at this time.
On January 8, 2026, a representative of Jefferies had a discussion with a representative of Goldman Sachs regarding the proposed reduced purchase price of $101.00 cash per share and the material open points in the merger agreement, including potential compromise positions on price, interim dividends and operating covenants, and remedies in the event of a failure to obtain CFIUS approval that could provide a path to a mutually agreeable transaction.
On January 9, 2026, representatives of Goldman Sachs communicated to representatives of Jefferies that Parent would agree to (1) a revised purchase price of $102.00 cash per share (2) declaration and payment by the Company of up to two regular quarterly cash dividends each in the amount of $0.50 per share during the period between signing of the definitive merger agreement and the closing of the transaction, (3) in the event that the transaction is not consummated because CFIUS approval was not obtained, the payment of a fee (although not yet decided whether such fee was a reverse termination fee or a license extension fee) in the amount of 1.5% of the total equity value of the transaction and a five-year extension of the term of the License Agreement, and (4) a meeting between management of Parent and the Company to discuss the interim operating covenants relating to the operation and management of the Company’s franchise restaurant system to gain a better understanding of the issues to arrive at an acceptable modification of such covenant.
On January 9, 2026, representatives of Jefferies had discussions with certain members of the Company’s senior management and representatives of Akerman to review Parent’s latest proposal on certain of the material open points in the merger agreement. The discussion centered on the need to resolve all issues before further discussion and review by the Board. Company management noted that the purchase price which was now at $102.00, was the same cash purchase price offered in the November 18 Letter and that Parent was in agreement on the declaration and payment by the Company of up to two regular quarterly cash dividends during the interim period which represented potential additional consideration to stockholders. Company management discussed with representatives of Jefferies and Akerman further negotiations to potentially increase the purchase price, reduce the length of the extension of the License Agreement to less than five years, increase the amount of the reverse termination fee payable to the Company, and also possibly provide the Board the option if CFIUS approval was not obtained and the transaction could not be completed of either accepting a reverse termination fee and License Agreement extension or accepting no reverse termination fee and no License Agreement extension. Representatives of Jefferies agreed to continue their discussions with representatives of Goldman Sachs and report back to Company management and Akerman.

On January 10, 2026, representatives of Jefferies continued discussions with representatives of Goldman Sachs. Later that day, representatives of Jefferies had discussions with certain members of Company’s senior management and representatives of Akerman on the status of the discussions with Goldman Sachs. A representative of Jefferies stated that representatives of Goldman Sachs had indicated Parent was willing to accept increasing the amount of the reverse termination fee payable to the Company to 1.75% of the total equity value of the transaction and reducing the length of the extension of the term of the License Agreement to four years. In addition, Parent would continue to be willing to accept a purchase price of $102.00 cash per share and permitting the declaration and payment by the Company of up to two regular quarterly cash dividends of $0.50 per share each during the interim period between signing and closing. Representatives of Jefferies, Company management and Akerman discussed further negotiating with Parent on the reverse termination fee and the License Agreement extension.
On January 11, 2026, representatives of Jefferies continued their discussions with representatives of Goldman Sachs. On a subsequent call later that day with Mr. Gatoff and representatives of Akerman, representatives of Jefferies discussed the current status of the negotiations. Mr. Gatoff stated that further discussion and negotiation was needed on the operating covenants relating to the ability to operate and manage the Company’s franchise restaurant system during the period between execution of the definitive merger agreement and the closing of the transaction. Representatives of Jefferies indicated that they would contact Goldman Sachs to arrange a call with Mr. Gatoff and management of Parent to discuss the franchise restaurant system interim operating covenants.
On January 12, 2026, a meeting was held at which Mr. Gatoff and members of Parent’s management and representatives of Akerman, Jefferies, Hunton and Goldman Sachs were present. At the meeting Mr. Gatoff provided background on the Company’s franchise restaurant business and its operations in the ordinary course of business and explained that the covenants in the current draft of the merger agreement governing the Company’s operation and management of its franchise business during the interim period between the execution of the definitive merger agreement and the closing of the transaction required modification. Parent requested certain additional information with respect to the franchise business and stated that they would respond to the Company on modifying the interim operating covenants in the merger agreement.
On January 13, 2026, several discussions occurred between representatives of Jefferies and representatives of Goldman Sachs which resulted in the representatives of Goldman Sachs indicating that Parent was willing to accept modifying the interim operating covenants in the merger agreement in a manner reflecting the discussion with Company’s management on January 12, 2026. Representatives of Jefferies and Goldman Sachs also continued to negotiate the mechanics of the potential reverse termination fee associated with a failure to obtain CFIUS approval.
On January 14, 2026, representatives of Jefferies and Goldman Sachs had additional conversations and the representatives of Goldman Sachs indicated that Parent would be willing to accept that, in the event the transaction was not consummated because of the failure to obtain CFIUS approval, the Company would have the option of either (1) terminating the merger agreement with no reverse termination fee or any other payment made to the Company by Parent; or (2) terminating the merger agreement with a reverse termination fee payable to the Company in the amount of 1.75% of the total equity value of the transaction and the extension of the term of the License Agreement for an additional four years.
On January 15, 2026, Hunton delivered a revised draft of the merger agreement to Akerman reflecting the discussions on the material open items including (1) a purchase price of $102.00 cash per share, (2) the ability for the Company to declare and pay up to two regular quarterly cash dividends each in the amount of $0.50 per share between the execution of the merger agreement and the closing of the transaction, (3) changes to the interim operating covenants regarding the Company’s operation and management of its franchise restaurant system reflecting recent discussions between the Company and Parent and (4) in the event CFIUS approval is not obtained, the ability for the Company to either accept a reverse termination fee of 1.75% of the total equity value of the transaction payable by Parent to the Company and an extension of the term of the License Agreement for an additional four years, or no payment of a reverse termination fee to the Company and no extension of the License Agreement.

On January 17, 2026, a special meeting of the Board was held at which members of the Company’s senior management, representatives of Akerman and representatives of Jefferies were in attendance. At the meeting a representative of Jefferies summarized its numerous discussions with Goldman Sachs regarding the proposed offer price and the status of the material open issues in the merger agreement. The representative of Jefferies stated that Parent was willing to accept the following, among other items: (1) a revised offer price from $101.00 cash per share to $102.00 cash per share, (2) the ability for the Company to declare and pay up to two regular quarterly cash dividends each in the amount of $0.50 per share between the execution of the merger agreement and the closing of the transaction, as compared to Parent’s long-standing position that no dividends should be paid during such period, (3) changes to the interim operating covenants regarding the Company’s operation and management of its franchise restaurant system reflecting recent discussions between the Company and Parent and (4) the ability for the Company to either accept a reverse termination fee of 1.75% of the total equity value of the transaction payable by Parent to the Company and an extension of the term of the License Agreement for an additional four years or no payment of a reverse termination fee to the Company and no extension of the License Agreement. A representative of Akerman stated that Parent’s counsel had forwarded a revised draft of the merger agreement on January 15, 2026, which reflected all of the open points above (subject to certain clarifications and revisions of language and negotiation of certain other non-material terms) and that such draft merger agreement also contained an end date of May 2026 (subject to extension to September 2026 if any governmental approvals, including CFIUS approval, were not obtained), the date on which the merger agreement could be terminated if the closing of the transaction had not yet occurred. In addition to the discussion of the negotiations and the merger agreement, Mr. Gatoff and Mr. Steinberg provided the Board with a preliminary view of the Company’s fiscal third quarter financial performance and outlook for the fourth quarter of fiscal 2026. The Board authorized these financial updates to be used, together with the Nathan’s Financial Projections, for Jefferies’ financial analysis of the proposed transaction. Mr. Gatoff was then excused and left the meeting and the Board discussed (1) the revised offer price from $101.00 cash per share to $102.00 cash per share, (2) the ability for the Company to declare and pay up to two regular quarterly cash dividends each in the amount of $0.50 per share between the execution of the merger agreement and the closing of the transaction, (3) changes to the interim operating covenants regarding the Company’s operation and management of its franchise restaurant system reflecting recent discussions between the management of the Company and Parent and (4) the ability for the Company to either accept a reverse termination fee of 1.75% of the total equity value of the transaction payable by Parent to the Company and an extension of the term of the License Agreement for an additional four years or no payment of a reverse termination fee by Parent to the Company and no extension of the License Agreement. After such discussion, the Board authorized representatives of Jefferies to contact Goldman Sachs to indicate that the Board was in agreement to move forward with Parent’s proposed purchase price of $102.00 cash per share, subject to the final negotiation of the definitive merger agreement and all related definitive documentation and final approval by the Board thereof.
Between January 17, 2026 and January 20, 2026, the parties and their representatives engaged in numerous calls and communications focusing on finalizing the terms of the merger agreement and other transaction documentation, including, without limitation, the disclosure letter and the voting agreement.
On January 20, 2026, after market close, the Board held a special meeting at which members of the Company’s senior management, representatives of Akerman and representatives of Jefferies were in attendance, to consider approval of the proposed transaction with Parent on terms set forth in the merger agreement circulated to the Board earlier that day. The meeting commenced with a summary by members of management and representatives of Jefferies and Akerman of the developments in the transaction and the merger agreement over the past several days, including a description of the modifications made in the merger agreement, including, without limitation, the revision of the end date to June 22, 2026 (subject to extension to October 20, 2026 if prior to June 22, 2026, CFIUS approval had not yet been obtained or the HSR Act waiting period had not yet expired). Representatives of Akerman then reviewed the terms of the proposed merger agreement with the Board and discussed with the Board its fiduciary duties in the context of considering the transaction, referring to discussions of these issues during prior Board meetings. Akerman also reviewed with the Board the terms of the other transaction documents. Representatives of Jefferies then reviewed with the Board Jefferies’ financial analyses with respect to Nathan’s and delivered its opinion (which Jefferies subsequently confirmed in writing) that, as of January 20, 2026, and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the scope of review undertaken as described in its opinion, the Merger Consideration to be received by the holders of shares of Common Stock pursuant to the proposed Merger Agreement was fair, from a financial point of view, to such holders (other than Parent, Merger Sub and their respective affiliates). Jefferies’ opinion is more fully described in the section of this proxy statement entitled “The Merger — Opinion of Jefferies LLC.” Mr. Gatoff and Mr. Steinberg, the members of the Company’s senior management present at the meeting (other than Mr. Lorber), were excused from the meeting and representatives of Akerman then summarized the resolutions that had been distributed to the Board in advance of the meeting, and following additional discussions and considerations of the merger agreement, the Merger and the other transactions contemplated by the merger agreement (including the factors described in “— Recommendations of the Nathan’s Famous, Inc. Board and Reasons for the Merger”), the Board unanimously (with the exception of Mr. Gatoff, who was excused from the meeting and did not participate in such discussions and vote) approved resolutions (1) determining that the merger agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, and declaring it advisable that the Company enter into the merger agreement, (2) approving and declaring advisable the execution and delivery by the Company of the merger agreement, the performance by the Company of the covenants and agreements contained in the merger agreement, and the consummation of the transactions contemplated by the merger agreement under the terms and subject to the conditions contained in the merger agreement, and (3) directing that the merger agreement and the transaction contemplated thereby be submitted to the stockholders of the Company at a special meeting of stockholders for adoption as contemplated by the merger agreement, and recommended that the stockholders of the Company vote in favor of the adoption of the merger agreement and the approval of the transactions contemplated thereby at such meeting. In addition, the Board unanimously approved (with Mr. Gatoff not present or participating in any discussions or such vote) resolutions approving, and authorizing the execution by the Company of, the retention bonus agreements to be entered into by the Company with each of Mr. Gatoff, Mr. Steinberg and Mr. Platte, which were also approved at a meeting of the Compensation Committee of the Board.
Following the Board meeting, the Company, Parent and Merger Sub executed the Merger Agreement and the other agreements entered into in connection therewith (including the retention bonus agreements and the voting agreement) and the parties exchanged copies of the executed Merger Agreement and such other documents executed in connection therewith.
On the morning of January 21, 2026, Parent and the Company issued a joint press release announcing the execution of the Merger Agreement.
Recommendations of the Nathan’s Famous, Inc. Board and Reasons for the Merger
At a meeting of the Board held on January 20, 2026, the Board reviewed and considered the terms of the Merger Agreement, and: (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair, advisable and in the best interests of the Company and its stockholders; (ii) approved, adopted and ratified the Merger Agreement, the transactions contemplated by the Merger Agreement, and the performance by the Company of its obligations in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement; (iii) resolved that the Merger Agreement be submitted to the stockholders of the Company for their vote and approval at the Special Meeting; and (iv) resolved to recommend to the stockholders of the Company that they approve the Merger and approve and adopt the Merger Agreement at the Special Meeting.
The Board recommends that the Company’s stockholders vote “FOR” the approval of the Merger Proposal, “FOR” the Compensation Advisory Proposal and “FOR” the Adjournment Proposal.
In reaching the decisions to approve the Merger Agreement and the Merger, and to recommend that the Company’s stockholders vote to adopt the Merger Agreement, the Board consulted extensively with its outside financial and legal advisors and Company management and conducted comparative analyses and considered a number of factors that the Board viewed as being significant in coming to its determination and recommendation. These factors included, without limitation, the following considerations, which are not presented in any relative order of importance:

Stockholder Value
The Board considered several factors pertaining to the value to be received by the Company’s stockholders pursuant to the Merger Agreement, including, but not limited to, the following:
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The current, historical and projected financial condition and results of operations of the Company on a stand-alone basis.

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The risk-adjusted probabilities associated with achieving the Company’s long-term strategic plan as a stand-alone company.

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The fact that, upon the Closing, each stockholder of the Company will have the right to receive the Merger Consideration of $102.00 in cash for each share of Common Stock owned by such stockholder.

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The Merger Consideration consists solely of cash, which provides immediate liquidity and certainty of value to the Company’s stockholders.

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The Board considered the financial analysis of the Merger Consideration reviewed by representatives of Jefferies with the Board, as well as the opinion of Jefferies rendered to the Board on January 20, 2026, to the effect that, as of that date and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in its opinion, the Merger Consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than Parent, Merger Sub and their respective affiliates), as more fully described below under the heading “The Merger — Opinion of Jefferies LLC” and which full text of the written opinion is attached as Annex C to this proxy statement and is incorporated by reference in this proxy statement in its entirety.

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The historical and current market price of the Common Stock.

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The Board’s belief, after analysis of other strategic alternatives for the Company, including continued growth as an independent company, and the potential to acquire, be acquired or combine with other third parties, and the term of the License Agreement which may impact the Company’s ability to engage in alternate transactions.

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The fact that if the Company’s stockholders so desire and if they comply fully with all of the required procedures under the DGCL, they will be able to exercise appraisal rights with respect to the Merger, which would allow such stockholders to seek appraisal of the fair value of their shares of Common Stock as determined by the Delaware Court of Chancery as further described in detail below under the section entitled “The Merger — Appraisal Rights” beginning on page 58.

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The Merger is not subject to any financing condition, which enhances the likelihood of the Merger’s consummation.

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The fact that the Merger Agreement permits the Company to declare and pay up to two regular, quarterly cash dividends prior to the consummation of the Merger.

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The recommendation of Company management in favor of the Merger.

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The Board’s belief that the terms of the Merger Agreement, including the parties’ representations, warranties and covenants and the conditions to their respective obligations, are fair and reasonable and the result of arm’s-length negotiations with Parent, and that the Merger Consideration represented the highest price that Parent was willing to pay and the highest price reasonably available in a strategic transaction.

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The Board’s belief that the terms of the Merger Agreement, taken as a whole, provide a degree of certainty that the Merger will be completed, including the fact that (1) the conditions required to be satisfied prior to completion of the Merger, such as the receipt of the Company Stockholder Approval and regulatory approvals, if any, are expected to be fulfilled, (2) the Merger Agreement contains no financing condition, and (3) there are limited circumstances in which Parent may terminate the Merger Agreement.

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The fact that the Merger Agreement provides that, under certain circumstances, and subject to certain conditions, the Company is permitted to furnish information to and conduct negotiations with a third party in connection with an unsolicited proposal for a business combination or acquisition of the Company that constitutes or would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement).
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That Parent may be required to pay to the Company a termination fee in the amount of $7,407,270 in certain circumstances specified in the Merger Agreement.

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The commitments by Parent to, among other things, (1) for a period of nine months following the consummation of the Merger, maintain for the benefit of each continuing employee of the Company an annual base salary or wage level that in the aggregate is no less favorable than that provided immediately prior to the Merger and employee benefits that are substantially comparable in the aggregate to those provided to such continuing employees immediately prior to the Merger, (2) credit each continuing employee with his or her years of service with the Company and any predecessor entities for purposes of eligibility, vesting and benefit accrual (including but not limited to accrual of paid time off and levels of severance benefits under severance arrangements) with respect to the Company benefit plans and any replacement or successor benefit plan of Parent that a continuing employee is eligible to participate in following the Merger, except for benefit accrual under a defined benefit pension plan or to the extent such credit would result in a duplication of benefits, (3) use commercially reasonable efforts to waive any applicable pre-existing condition exclusions and waiting periods with respect to participation and coverage requirements in any replacement or successor welfare benefit plan of Parent that a continuing employee is eligible to participate in following the Merger to the extent such exclusions or waiting periods were inapplicable to, or had been satisfied by, such continuing employee immediately prior to the Merger under the analogous Company benefit plan in which such continuing employee participated, and (4) use commercially reasonable efforts to provide each continuing employee with credit for any co-payments and deductibles paid during the portion of the applicable plan year in which Merger occurs (to the same extent such credit was given under the analogous Company benefit plan prior to the Merger) in satisfying any applicable deductible or out of pocket requirements.

In addition to the above factors, the Board also identified and considered a number of uncertainties, risks and other potentially negative factors in its consideration of the Merger and the Merger Agreement, including without limitation:
•
The Company will no longer exist as an independent company, and accordingly, the Company’s stockholders will no longer participate in any future growth it may have or any potential future increase in its value.

•
The fact that the Merger might not be completed in a timely manner or at all in the event of a failure of certain closing conditions, including in particular any regulatory clearances.

•
The risks and costs to the Company if the Merger is not completed, including the diversion of management and employee attention, and potential employee attrition and the potential effect on the Company’s business and relations with customers, franchisees and suppliers.

•
The restrictions on the conduct of the Company’s business prior to completion of the Merger, which could delay or prevent the Company from undertaking business opportunities that might arise pending completion of the Merger.

•
The fact that the Company has incurred and will continue to incur costs related to the Merger, a portion of which will be payable whether or not the Merger is completed.

•
The potential for litigation relating to the Merger and the associated costs, burden and inconvenience involved in defending those proceedings.

•
The fact that the Company’s directors and executive officers may have interests in the Merger that are different from, or in addition to, those of the Company’s stockholders generally, including certain interests arising from the equity and other compensation arrangements of the Company’s directors and executive officers, and the manner in which they would be affected by the Merger. See “Interests of Nathan’s Directors and Executive Officers in the Merger” beginning on page 50.

•
The restrictions on the Company’s ability to solicit or participate in discussions or negotiations regarding alternative business combination transactions, subject to specified exceptions, and the requirement that the Company pay to Parent (or its designee) a termination fee in the amount of $10,581,814 in certain circumstances specified in the Merger Agreement, which the Board understood, while potentially having the effect of discouraging third parties from proposing a competing business combination transaction, were conditions to Parent’s willingness to enter into the Merger Agreement and were reasonable in light of, among other things, the anticipated benefits of the Merger to the Company’s stockholders.
•
The restrictions in the Merger Agreement on the conduct of the Company’s business prior to the consummation of the Merger, including that the Company must conduct its business in the ordinary course of business, subject to specific limitations, which may delay or prevent the Company from undertaking business opportunities that may arise or taking other actions it would otherwise take with respect to its operations pending consummation of the Merger.

•
That the receipt of the Merger Consideration in exchange for shares of Common Stock will be a taxable transaction to U.S. holders (as defined below) for U.S. federal income tax purposes.

•
The risk that the Company’s stockholders may not approve the proposals at the Special Meeting.

The Board believed that, overall, the potential benefits of the Merger to the Company and its stockholders outweighed the uncertainties, risks and other potentially negative factors, including those mentioned above.
The foregoing discussion of factors considered by the Board in reaching its conclusions and recommendation includes the principal factors considered by the Board, but is not intended to be exhaustive and may not include all of the factors considered by the Board. In light of the variety of factors considered in connection with its evaluation of the Merger, the Board did not consider it practicable and did not attempt to quantify or otherwise assign relative weights to the specific factors it considered. Rather, the Board made its determination based on the totality of the information it considered. Individually, each director may have given greater or lesser weight to a particular factor or consideration. The Board based its recommendation on the totality of the information available to it, including discussions with Company management and the Company’s outside legal and financial advisors It should be noted that this explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 18.
Opinion of Jefferies LLC
Nathan’s retained Jefferies as its financial advisor in connection with a possible sale, disposition or other business transaction involving Nathan’s. In connection with this engagement, Nathan’s requested that Jefferies evaluate the fairness, from a financial point of view, to the holders of shares of Common Stock of the Merger Consideration to be received by such holders (other than Parent, Merger Sub and their respective affiliates) pursuant to the Merger Agreement. At a meeting of the Board held on January 20, 2026, Jefferies rendered its opinion to the Board to the effect that, as of that date and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in its opinion, the Merger Consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than Parent, Merger Sub and their respective affiliates).
The full text of Jefferies’ opinion, which describes the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Annex C to this proxy statement and is incorporated herein by reference. Nathan’s encourages you to read the opinion carefully and in its entirety.
Jefferies’ opinion was provided for the use and benefit of the Board (in its capacity as such) in its evaluation of the Merger Consideration from a financial point of view and did not address any other aspect of the Merger or any other matter. Jefferies’ opinion did not address the relative merits of the Merger as compared to any alternative transaction or opportunity that might be available to Nathan’s, nor did it address the underlying business decision by Nathan’s to engage in the Merger or any term, aspect or implication of any other agreement (or amendment thereto or related arrangements) entered into in connection with, or contemplated by or resulting from, the Merger or otherwise. Jefferies’ opinion did not constitute a recommendation as to how the

Board or any holder of shares of Common Stock should vote on or otherwise act with respect to the Merger or any other matter. The following summary is qualified in its entirety by reference to the full text of Jefferies’ opinion.
In arriving at its opinion, Jefferies, among other things:
•
reviewed a draft dated January 20, 2026 of the Merger Agreement;

•
reviewed certain publicly available financial and other information about Nathan’s;

•
reviewed certain information furnished to Jefferies and approved for Jefferies’ use by Nathan’s management, including financial forecasts and analyses, relating to the business, operations and prospects of Nathan’s (as defined herein, the “Nathan’s Financial Projections”);

•
held discussions with members of senior management of Nathan’s concerning the matters described in the second and third bullets above;

•
reviewed the share trading price history and valuation multiples for the Common Stock and compared them with those of certain publicly traded companies that Jefferies deemed relevant;

•
compared the proposed financial terms of the Merger with the financial terms of certain other transactions that Jefferies deemed relevant; and

•
conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

In Jefferies’ review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available to Jefferies by Nathan’s or that was publicly available to Jefferies (including, without limitation, the information described above), or that was otherwise reviewed by Jefferies. Jefferies relied on assurances of the management of Nathan’s that it was not aware of any facts or circumstances that would make any of the foregoing information incomplete, inaccurate or misleading. In Jefferies’ review, Jefferies did not obtain any independent evaluation or appraisal of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise), nor did Jefferies conduct a physical inspection of any of the properties or facilities of, Nathan’s, and Jefferies was not furnished with and assumed no responsibility to obtain, any such evaluations, appraisals or physical inspections. Jefferies did not evaluate the solvency or fair value of Nathan’s, Parent or any other entity under any laws relating to bankruptcy, insolvency or similar matters.
With respect to the Nathan’s Financial Projections provided to and reviewed by Jefferies, Jefferies noted that projecting future results of any company is inherently subject to uncertainty. However, Jefferies was advised, and Jefferies assumed, that the Nathan’s Financial Projections were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Nathan’s as to the future financial performance of Nathan’s and the other matters covered thereby. Jefferies expressed no opinion as to Nathan’s Financial Projections or the assumptions on which they were based.
Jefferies’ opinion was based on economic, monetary, regulatory, market and other conditions existing and which could be evaluated as of the date thereof. Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion of which Jefferies became aware after the date thereof.
Jefferies made no independent investigation of, and Jefferies expressed no view or opinion as to, any legal, regulatory, accounting or tax matters affecting or relating to Nathan’s, and Jefferies assumed the correctness in all respects material to its analyses and opinion of all legal, regulatory, accounting and tax advice given to Nathan’s and its Board of Directors, including, without limitation, with respect to changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Nathan’s or the Merger and legal, regulatory, accounting and tax consequences of the terms of, and transactions contemplated by, the Merger Agreement and related documents to Nathan’s and its stockholders. In addition, in preparing its opinion, Jefferies did not take into account any tax consequences of the transaction to any holder of Common Stock. Jefferies assumed that the Merger would be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement and in compliance with all applicable laws, documents and other requirements and that the final form of the Merger Agreement would be substantially similar to the last draft reviewed by Jefferies. Jefferies also assumed that in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Merger or otherwise, including with respect to any divestitures or other requirements, no delay, limitation, restriction or condition would be imposed or occur that would have an adverse effect on Nathan’s, Parent or the contemplated benefits of the Merger or that otherwise would be material in any respect to Jefferies’ analyses or opinion.
Jefferies’ opinion did not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to Nathan’s, nor did it address the underlying business decision by Nathan’s to engage in the Merger or the terms of the Merger Agreement or the documents referred to therein, including the form or structure of the Merger or any term, aspect or implication of any other agreements, arrangements or understandings entered into in connection with, or contemplated by or resulting from the Merger or otherwise. Jefferies’ opinion did not constitute a recommendation as to how any holder of shares of Common Stock should vote on the Merger or any matter related thereto. Jefferies was not asked to address, and Jefferies’ opinion did not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Nathan’s or any other party, other than the holders of shares of Common Stock. Jefferies expressed no view or opinion as to the price at which shares of Common Stock would trade or otherwise be transferrable at any time. Furthermore, Jefferies did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any of Nathan’s officers, directors or employees, or any class of such persons, in connection with the Merger relative to the Merger Consideration to be received by holders of shares of Common Stock or otherwise. Jefferies’ opinion was authorized by the Fairness Committee of Jefferies LLC.
In connection with rendering its opinion to the Board, Jefferies performed certain financial and comparative analyses, including those described below. The following summary is not a complete description of all analyses performed and factors considered by Jefferies in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. With respect to the selected public companies and selected transactions analyses summarized below, no company used as a comparison was identical or directly comparable to Nathan’s. These analyses necessarily involved complex considerations and judgments concerning financial characteristics and other factors that could affect the public trading or other values of the companies concerned.
Jefferies believes that its analyses and the summary below must be considered as a whole and in context and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Jefferies’ analyses and opinion. Jefferies did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.
The estimates of the future performance of Nathan’s in or underlying Jefferies’ analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its analyses, Jefferies considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Nathan’s. Estimates of the financial value of companies or businesses do not purport to be appraisals or necessarily reflect the prices at which companies, businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the implied reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as Jefferies’ view of the actual value of Nathan’s or its businesses or securities.
The terms of the Merger were determined through negotiations between Nathan’s, on the one hand, and Parent and Merger Sub, on the other hand, and the decision by Nathan’s to enter into the Merger Agreement was solely that of the Board. Jefferies’ opinion and financial analyses were only one of many factors considered by the Board in its evaluation of the Merger Consideration and should not be viewed as determinative of the views of the Board or Nathan’s management with respect to the Merger or the Merger Consideration payable in the Merger.

Financial Analyses
The summary of the financial analyses described in this section is a summary of the material financial analyses reviewed with the Board and performed by Jefferies in connection with its analyses and opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Jefferies’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies’ financial analyses. The order in which the financial analyses summarized below appear does not necessarily reflect the relative importance or weight given to such analyses. The following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before January 16, 2026, and is not necessarily indicative of current or future market conditions.
Selected Public Companies Analysis
Jefferies reviewed publicly available financial, stock market and operating information of Nathan’s and the following eleven selected publicly traded companies in the branded protein, foodservice, small-cap quick service and casual restaurant industries that have financial and operating characteristics that Jefferies, in its professional judgment, considered generally relevant for purposes of its analysis, which are collectively referred to as the “selected companies”:
Branded Protein and Foodservice
•
Conagra Brands, Inc.

•
Hormel Foods Corporation

•
J&J Snack Foods Corp.

•
Lamb Weston Holdings, Inc.

•
Premium Brands Holdings Corporation

•
Smithfield Foods, Inc.

•
Tyson Foods, Inc.

Small-Cap QSR and Casual Restaurant
•
Dine Brands Global, Inc.

•
El Pollo Loco Holdings, Inc.

•
MTY Food Group Inc.

•
Portillo’s Inc.

Jefferies reviewed, among other information and to the extent publicly available, enterprise values (“EVs”) of the selected companies, calculated as fully diluted equity values based on closing stock prices on January 16, 2026, plus total debt, capital leases and non-controlling interests, minus cash and cash equivalents, as a multiple of each company’s estimated earnings before interest, taxes, depreciation and amortization, as applicable (“Adjusted EBITDA”) for the calendar years 2025 and 2026, which Jefferies refers to as CY 2025E and CY 2026E, respectively. Financial data of the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information.

The financial data reviewed included the following:
Selected Public Companies Analysis
Financial Metric	Low	Median	High
Branded Protein and Foodservice
EV / CY 2025E Adjusted EBITDA	6.7x	8.2x	12.2x
EV / CY 2026E Adjusted EBITDA	6.7x	9.0x	10.8x
Small-Cap QSR and Casual Restaurant
EV / CY 2025E Adjusted EBITDA	6.2x	7.8x	8.1x
EV / CY 2026E Adjusted EBITDA	6.0x	7.6x	8.1x
Jefferies applied a selected range of enterprise value to estimated Adjusted EBITDA multiples of 7.5x to 10.0x and 7.0x to 9.5x to corresponding data of Nathan’s based on the Nathan’s Financial Projections for estimated Adjusted EBITDA for CY 2025E and CY 2026E, respectively, to determine ranges of implied enterprise values for Nathan’s. Jefferies then subtracted Nathan’s estimated net debt as of December 28, 2025 to calculate a range of implied equity values, and divided the result by the number of fully diluted shares of Common Stock outstanding, each as provided by Nathan’s management, to calculate a range of implied per share equity values for Nathan’s. This analysis indicated the reference ranges of implied per share equity values set forth in the table below (rounded to the nearest $0.05), in each case as compared to the Merger Consideration of $102.00 per share.
Selected Public Companies Analysis
Financial Metric	Selected Multiple Range	Implied Per Share Equity Value Reference Range
EV / CY 2025E Adjusted EBITDA	7.5x – 10.0x	$57.55 – $78.60
EV / CY 2026E Adjusted EBITDA	7.0x – 9.5x	$65.70 – $90.80
No company utilized in the selected public companies analysis is identical to Nathan’s. In evaluating the selected public companies, Jefferies made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Nathan’s and Jefferies’ control.
Selected Transactions Analysis
Jefferies reviewed publicly available financial, stock market and operating information of Nathan’s and company filings, definitive proxy statements, press releases and Wall Street research relating to the following thirty-three historical M&A transactions, announced since May 2013, involving companies in the branded protein, foodservice, small-cap quick service and casual restaurant industries that have financial and operating characteristics that Jefferies, in its professional judgment, considered generally relevant for purposes of its analysis, which are collectively referred to as the “selected transactions”:
Selected Transactions Analysis
Announcement Date	Target	Acquiror
Branded Protein and Foodservice
December 2025	Stampede Culinary Partners, Inc.	Premium Brands Holdings Corporation
August 2021	Sanderson Farms, Inc.	Cargill / Continental Grain Company
June 2021	Kerry Consumer Foods (Meats and Meals Business)	Pilgrim’s Pride Corporation
November 2019	National Beef Packing Company, LLC	Marfrig Global Foods S.A.

Announcement Date	Target	Acquiror
September 2017	Moy Park (JBS S.A.)	Pilgrim’s Pride Corporation
August 2017	Fontanini Italian Meats and Sausages	Hormel Foods Corporation
May 2017	Rubicon Resources, LLC	High Liner Foods Incorporated
April 2017	AdvancePierre Foods Holdings, Inc.	Tyson Foods, Inc.
August 2015	American Seafoods	Bregal-Partners
June 2015	Moy Park Ltd (Marfrig Global Foods S.A.)	JBS S.A.
June 2015	Campofrio Food Group	Sigma Alimentos, S.A. of C.V.
May 2015	Applegate Farms, LLC	Hormel Foods Corporation
May 2013	Smithfield Foods, Inc.	WH Group Limited
Small-Cap QSR and Casual Restaurant
November 2025	Denny’s Corporation	TriArtisan Capital Advisors LLC
September 2025	Potbelly Corporation	Racetrac, Inc.
July 2025	Sizzling Platter, LLC	Bain Capital North American Private Equity
January 2024	Carrols Restaurant Group, Inc.	Restaurant Brands International Inc.
August 2023	Fiesta Restaurant Group, Inc.,	Authentic Restaurant Brands (Garnett Station Partners, LLC)
December 2022	Fuzzy’s Taco Shop	Dine Brands Global, Inc.
September 2022	Recipe Unlimited Corporation	Fairfax Financial Holdings Limited
December 2021	Del Taco Restaurants, Inc.	Jack in the Box Inc.
November 2021	Firehouse Restaurant Group Inc.	Restaurant Brands International Inc.
July 2021	Taco Cabana (Fiesta Restaurant Group)	Yadav Enterprises, Inc.
June 2021	Global Franchise Group	FAT Brands Inc.
January 2020	The Habit Restaurants, Inc.	Yum! Brands, Inc.
April 2019	Papa Murphy’s Holdings Inc.	MTY Food Group Inc.
November 2018	Diversified Restaurant Holdings, Inc.	ICV Partners, LLC
November 2018	Bojangles’ Inc.	Durational Capital Management LP
August 2018	Jamba, Inc.	Roark (Focus Brands Inc.)
August 2018	Zoe’s Kitchen, Inc.	CAVA Group Inc.
December 2017	Qdoba Restaurant Corp.	Apollo Global Management LLC
March 2017	Checkers Drive-In Restaurants, Inc.	Oak Hill Capital Partners
April 2015	Del Taco Holdings Inc.	Levy Acquisition Corp.

The financial data reviewed included the following:
Selected Transactions Analysis
Financial Metric	Low	Median	High
Branded Protein and Foodservice
EV / LTM Adjusted EBITDA	4.4x	9.2x	16.9x
Small-Cap QSR and Casual Restaurant
EV / LTM Adjusted EBITDA	6.4x	9.7x	20.0x
Jefferies applied a selected range of enterprise value to the last twelve months (“LTM”) Adjusted EBITDA multiples derived from the selected transactions analysis of 8.0x to 11.0x to the estimated LTM Adjusted EBITDA of Nathan’s for the twelve months ended December 28, 2025, to determine a range of implied enterprise values for Nathan’s. Jefferies then subtracted Nathan’s estimated net debt as of December 28, 2025, to calculate a range of implied equity values, and divided the result by the number of fully diluted shares of Common Stock outstanding, each as provided by Nathan’s management, to calculate a range of implied per share equity values. This analysis indicated the reference ranges of implied per share equity values set forth in the table below (rounded to the nearest $0.05), in each case as compared to the Merger Consideration of $102.00 per share.
Selected Transactions Analysis
Financial Metric	Selected Multiple Range	Implied Per Share Equity Value Reference Range
EV / LTM Adjusted EBITDA	8.0x – 11.0x	$61.80 – $86.80
No transaction utilized as a comparison in the selected transactions analysis is identical to the Merger. In evaluating the Merger, Jefferies made numerous judgments and assumptions with regard to industry performance, general business, economic, market, and financial conditions and other matters, many of which are beyond the control of Nathan’s and Jefferies.
Discounted Cash Flow Analysis
Jefferies performed a discounted cash flow analysis of Nathan’s by calculating the estimated present value of the stand-alone unlevered free cashflows that Nathan’s was forecasted to generate during the fourth fiscal quarter of 2026 and the fiscal years ending March 31, 2027, through March 31, 2030, based on the Nathan’s Financial Projections. The terminal values of Nathan’s were calculated by applying a selected range of perpetuity growth rates of 2.0% to 3.0% to Nathan’s estimated terminal year unlevered free cashflows, based on the Nathan’s Financial Projections and per management guidance. The present values of the unlevered free cash flows and terminal values of Nathan’s were then calculated using a selected discount rate range of 9.0% to 10.0%, based on an estimate of Nathan’s weighted average cost of capital, to determine a range of implied enterprise values for Nathan’s. Jefferies then subtracted Nathan’s estimated net debt as of December 28, 2025, to calculate a range of implied equity values, and divided the result by the number of fully diluted shares of Common Stock outstanding, each as provided by Nathan’s management, to calculate a range of implied per share equity values for Nathan’s. This analysis indicated a reference range of implied per share equity values of $95.35 to $124.60 per share (rounded to the nearest $0.05), as compared to the Merger Consideration of $102.00 per share (or $103.00 per share, assuming that, prior to the Effective Time and as permitted under the Merger Agreement, Nathan’s declares and pays two regular quarterly dividends from Nathan’s cash balance and cash flows reflected within the reference range above).
Miscellaneous
Nathan’s has agreed to pay Jefferies for its financial advisory services in connection with the Merger an aggregate fee of approximately $9.6 million, $1.0 million of which became payable upon delivery of Jefferies’ opinion and the balance of which is payable contingent upon the closing of the Merger. In addition, Nathan’s agreed to reimburse Jefferies for expenses, including fees and expenses of counsel, incurred in connection with Jefferies’ engagement and to indemnify Jefferies and related parties against liabilities, including liabilities under federal securities laws, arising out of or in connection with the services rendered and to be rendered by Jefferies under its engagement.
As the Board was aware, during the two-year period prior to the date of Jefferies’ opinion, Jefferies and its affiliates have not provided investment banking services to Nathan’s (other than in connection with its current engagement), Parent or WH Group Limited for which Jefferies and its affiliates have received compensation. Jefferies and its affiliates may provide financial advisory and/or financing services to Nathan’s, Parent, WH Group Limited and/or their respective affiliates in the future, for which services Jefferies and its affiliates would expect to receive compensation. In the ordinary course of Jefferies’ business, Jefferies and its affiliates may trade or hold securities or financial instruments (including loans and other obligations) of Nathan’s, Parent, WH Group Limited and/or their respective affiliates for Jefferies’ own account and for the accounts of Jefferies’ customers and, accordingly, may at any time hold long or short positions in those securities.
Jefferies was selected as Nathan’s financial advisor in connection with the Merger because, among other things, Jefferies is an internationally recognized investment banking firm with substantial experience in mergers and acquisition transactions and based on its familiarity with Nathan’s business and industry. Jefferies is regularly engaged in the valuation of businesses and their securities in connection with mergers, acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.
Certain Projected Financial Information
The Company, as a matter of course, does not publicly disclose long-term forecasts or internal projections as to future financial performance, earnings, or other results due to, among other reasons, the uncertainty and subjectivity of the underlying assumptions and estimates. However, in connection with the Board’s evaluation of the Merger, the Company’s management provided to representatives of Jefferies and Parent the Nathan’s Financial Projections which included certain unaudited prospective consolidated financial information relating to the Company on a standalone basis for the fiscal years ending March 29, 2026 through March 31, 2030. The Nathan’s Financial Projections were provided to representatives of Jefferies by the Company for its use and reliance in connection with its financial analyses and opinion, as more fully described in the section entitled “— Opinion of Jefferies LLC” beginning on page 41.
The summary of the Nathan’s Financial Projections below is not included to influence the decision of the Company’s stockholders whether to vote to approve the Merger or any other proposal to be considered at the Special Meeting, but is provided solely because the Nathan’s Financial Projections were made available to the Board, representatives of Jefferies and the Parent in connection with the Merger. The inclusion of the below information should not be regarded as an indication that any of the Company or its advisors or other representatives or any other recipient of this information considered, or now considers, to be necessarily predictive of actual future results, or that it should be construed as financial guidance, and such summary projections set forth below should not be relied on as such.
This information is subjective in many respects. While presented with numerical specificity, the Nathan’s Financial Projections reflect numerous estimates and assumptions that are inherently uncertain and may be beyond the control of the Company’s management, including, among others, the factors described in the sections of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Where You Can Find More Information.”
The Nathan’s Financial Projections were, in the view of the Company’s management, prepared on a reasonable basis and in good faith, reflecting the best available estimates and judgments at the time of preparation. The Nathan’s Financial Projections reflect assumptions as to certain business decisions that are subject to change and subjective judgment that is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The Company can give no assurance that the Nathan’s Financial Projections and the underlying estimates and assumptions will be realized. In addition, since the Nathan’s Financial Projections cover multiple years, this information by its nature becomes less predictive with each successive year. The Nathan’s Financial Projections constitute “forward-looking statements” and actual results may differ materially and adversely from those projected, and important factors that may affect actual results and cause the Nathan’s Financial Projections to be inaccurate include, but are not limited to, risks and uncertainties relating to its business, industry performance, general business and economic conditions and other matters described in the sections of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Where You Can Find More Information.”
The Nathan’s Financial Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Further, the Nathan’s Financial Projections include non-GAAP financial measures. Non-GAAP financial measures are not prepared in accordance with GAAP and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Due to the inherent limitations of non-GAAP financial measures, Company stockholders should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. The footnotes to the table below provide certain supplemental information with respect to the calculation of these non-GAAP financial measures.
The Nathan’s Financial Projections have been prepared by, and are the responsibility of, the Company’s management. Neither the Company’s independent registered public accounting firm nor any other independent accountants have compiled, examined or performed any procedures with respect to the Nathan’s Financial Projections, nor have they expressed any opinion or any other form of assurance on this information or its achievability. The report of the independent registered public accounting firm to the Company contained in its Annual Report on Form 10-K for the year ended March 30, 2025, which is incorporated by reference into this proxy statement, relates to historical financial information of the Company, and that report does not extend to the Nathan’s Financial Projections and should not be read to do so.
Furthermore, the Nathan’s Financial Projections do not take into account any circumstances or events occurring after the date that the Company’s management prepared them. The Company can give no assurance that, had it prepared the Nathan’s Financial Projections as of the date of this proxy statement, it would have used the same estimates and assumptions. Except to the extent applicable securities laws require, the Company does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the Nathan’s Financial Projections to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even if any or all of the underlying assumptions are shown to be inappropriate, or to reflect changes in general economic or industry conditions. The Nathan’s Financial Projections do not take into account the possible financial and other effects on the Company of the Merger, the effect on the Company of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Merger Agreement had not been executed but were instead altered, accelerated, postponed or not taken in anticipation of the Merger. Further, the Nathan’s Financial Projections do not take into account the effect on the Company of any possible failure of the Merger to occur. None of the Company or its respective affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any stockholder or other person regarding the Company’s ultimate performance compared to the information contained in the Nathan’s Financial Projections or that the forecasted results will be achieved. The inclusion of the Nathan’s Financial Projections in this proxy statement should not be deemed an admission or representation by the Company or its respective advisors or other representatives or any other person that it is viewed as material information of the Company, particularly in light of the inherent risks and uncertainties associated with the Nathan’s Financial Projections.
In light of the foregoing, and considering that the Special Meeting will be held after the Company prepared the Nathan’s Financial Projections, as well as the uncertainties inherent in any forecasted information, Company stockholders are cautioned not to rely on the Nathan’s Financial Projections and are encouraged to review the Company’s most recent SEC filings for a description of the Company’s reported historical financial results. See the section of this proxy statement entitled “Where You Can Find More Information.”

Nathan’s Financial Projections
The following table sets forth a summary of the Nathan’s Financial Projections, which information was prepared by Company management and reviewed with the Board. The Company authorized representatives of Jefferies to use and rely upon the Nathan’s Financial Projections in connection with its financial analyses and its opinion, as more fully described in the section of this proxy statement entitled “— Opinion of Jefferies LLC.”
The following unaudited Nathan’s Financial Projections should not be regarded as an indication that the Company considered, or now considers, the Nathan’s Financial Projections to be necessarily predictive of actual future performance or events, or that the Nathan’s Financial Projections should be construed as financial guidance, and the Nathan’s Financial Projections for the Company do not take into account any circumstances or events occurring after the date they were prepared.
	Nathan’s Financial Projections (in millions)
	2026E(1)		2027E	2028E	2029E	2030E
Total Revenue		$157.2	$158.8	$163.1	$165.8	$170.3
Income from Operations		$31.6	$40.7	$42.8	$45.4	$47.8
Adjusted EBITDA (excl. Interest and Dividend Income)(2)		$34.6	$42.8	$45.0	$47.4	$49.8
Adjusted EBITDA (As Reported)(3)		$35.3	$43.5	$45.7	$48.2	$50.6
Unlevered Free Cash Flow	$	n/a	$30.8	$32.4	$34.2	$35.9
Capital Expenditures		$(0.4)	$(0.5)	$(0.5)	$(0.5)	$(0.5)
Increases (decreases) in Net Working Capital(4)		$(0.8)	$(0.2)	$(0.1)	$(0.1)	$(0.1)

(1)
Fiscal year 2026 projections include actual results for the nine months ended December 28, 2025, and projected financial information for the three months ended March 29, 2026.

(2)
“Adjusted EBITDA” (excluding Interest and Dividend income) is a non-GAAP measure defined as earnings before interest, taxes, depreciation and amortization, and further excluding interest and dividend income.

(3)
“Adjusted EBITDA” (as reported) is a non-GAAP measure which is defined as EBITDA, excluding the effect of share-based compensation.

(4)
Increases in Net Working Capital is calculated as ((current assets less cash and cash equivalents) minus (current liabilities less current portion of long-term debt)).

Interests of Nathan’s Directors and Executive Officers in the Merger
You should be aware that the Company’s directors and executive officers may have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders more generally, including (a) the accelerated vesting, cancellation and cash-out of Company Stock Options and Company RSUs in connection with the Merger, as described in more detail in the section titled “Interests of Nathan’s Directors and Executive Officers in the Merger — Treatment of Company Equity Awards,” (b) the entitlement of certain executive officers to receive a lump sum payment at the Effective Time pursuant to Retention Bonus Agreements (as defined below), and (c) the entitlement of certain executive officers to receive severance payments and other benefits pursuant to the Employment Agreements (as defined below) (and the Company Severance Plan (as defined below)) in the event of certain terminations of employment in connection with, or following, the Merger, which for purposes of such Employment Agreements constitutes a “change in control”, as described in more detail in the section titled “Interests of Nathan’s Directors and Executive Officers in the Merger — Potential Change in Control and Severance Entitlements to the Company’s Executive Officers.”
The Board was aware of these interests and considered them, among other matters, in (1) evaluating and negotiating the Merger Agreement, (2) approving the Merger Agreement and the Merger, and (3) recommending that the Merger Proposal be approved by the Company’s stockholders. These interests are described below.

For the purposes of this disclosure (as to which applicable SEC disclosure rules require the Company to list all persons who have served as an executive officer of the Company since March 30, 2025, the beginning of the Company’s last completed fiscal year), the Company’s executive officers are:
•
Howard M. Lorber, Executive Chairman of the Board;

•
Eric Gatoff, Chief Executive Officer;

•
Robert Steinberg, Vice President, Finance, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary; and

•
Leigh Platte, Senior Vice President, Food Service.

For the purposes of this disclosure, the Company’s non-employee directors as of the date hereof are Wayne Norbitz, Robert J. Eide, Barry Leistner, Brian Genson, Attilio F. Petrocelli, Charles Raich, Andrew Levine and Joanne Podell.
Treatment of Shares of Common Stock
Each of the Company’s directors and executive officers who own shares of Common Stock will be entitled to receive, for each share of Common Stock held by such individual, the Merger Consideration on the same terms and conditions as other Company stockholders. For information regarding the treatment of shares of Common Stock held by each of the Company’s directors and executive officers, see the section titled, “The Merger Agreement — Merger Consideration,” beginning on page 24.
The following table sets forth the number of shares of Common Stock owned, as of February 28, 2026 by each of the Company’s executive officers and non-employee directors (which, for this purpose, excludes shares subject to outstanding and unvested Company Stock Options and Company RSUs, which are, in each case, described further below).
Name	Shares Owned (#)	Value of Shares Owned ($)(1)
Executive Officers
Howard M. Lorber(2)(3)	989,841	100,963,782
Eric Gatoff	78,752	8,032,704
Robert Steinberg	0	0
Leigh Platte	863	88,026
Non-Employee Directors
Robert J. Eide(4)	16,125.1473	1,644,765.03
Brian S. Genson(5)	7,042	718,284
Barry Leistner(6)	36,409	3,713,718
Andrew M. Levine(7)	0	0
Wayne Norbitz(8)	0	0
Attilio F. Petrocelli(9)	50,000	5,100,000
Joanne Podell(10)	0	0
Charles Raich(11)	45,920	4,683,840

(1)
The values in the table below have been determined based on the Merger Consideration of $102.00 per share of Common Stock and is based on actual ownership.

(2)
Includes 250,000 shares held by Lorber Alpha II LP, a Nevada limited partnership and 20,320 shares held by Lorber Gamma LP, a Nevada limited partnership. Mr. Lorber exercises voting power and dispositive power over the shares of common stock held by Lorber Gamma LP and Lorber Alpha II. Lorber Alpha II, LLC, a Delaware limited liability company, is the general partner of Lorber Alpha II LP. Lorber Gamma, LLC, a Delaware limited liability company, is the general partner of Lorber Gamma

LP. Mr. Lorber is the managing member of both Lorber Alpha II, LLC and Lorber Gamma, LLC. Mr. Lorber disclaims beneficial ownership of 22,550 shares held by Lorber Charitable Fund, which are not included. Lorber Charitable Fund is a New York not-for-profit corporation, of which family members of Mr. Lorber serve as directors and executive officers.
(3)
Excludes 20,000 unvested restricted stock units held by Mr. Lorber.

(4)
Includes an aggregate of 138 shares owned directly by Isagen, LLC, a limited liability company of which Mr. Eide is the sole member. Excludes 250,000 shares owned by Lorber Alpha II LP, for which Mr. Eide is a co-trustee of the beneficial owner of such entity. Mr. Lorber exercises voting and dispositive power over the shares of common stock held by Lorber Alpha II LP. Excludes shares of common stock issuable pursuant to 3,750 vested stock options.

(5)
Excludes shares of common stock issuable pursuant to 3,750 vested stock options.

(6)
Excludes shares of common stock issuable pursuant to 3,750 vested stock options.

(7)
Excludes 250,000 shares held by Lorber Alpha II LP for which Mr. Levine is a co-trustee of the beneficial owner of such entity. Mr. Lorber exercises voting power and dispositive power over the shares of common stock held by Lorber Alpha II LP. Excludes shares of common stock issuable pursuant to 13,750 vested stock options.

(8)
Excludes shares of common stock issuable pursuant to 3,750 vested stock options.

(9)
Excludes shares of common stock issuable pursuant to 3,750 vested stock options.

(10)
Excludes shares of common stock issuable pursuant to 6,250 vested stock options.

(11)
Excludes shares of common stock issuable pursuant to 3,750 vested stock options.

Treatment of Company Equity Awards
Pursuant to the Merger Agreement, (i) each outstanding Company Stock Option, whether or not vested and exercisable, will, by virtue of the Merger, automatically and without any action on the part of the Company, Parent or the holder thereof, be converted into the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (1) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Stock Option, by (2) the aggregate number of shares of Common Stock that were issuable upon exercise of such Company Stock Option immediately prior to the Effective Time and (ii) each outstanding Company RSU will, by virtue of the Merger, automatically and without any action on the part of the Company, Parent or the holder thereof, be deemed to have been earned and become fully vested (in the case of any performance based award, with the applicable performance metrics at the target level), will not be continued, assumed or substituted by Parent, Merger Sub or the Surviving Corporation in the Merger and will be canceled and extinguished as of the Effective Time and, in exchange, each former holder of any such Company RSU will have the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (1) the number of shares of Common Stock subject to such Company RSU by (2) the Merger Consideration. Payments will be made by the later of (1) the first payroll date after the Effective Time or (2) three business days after the Effective Time. See the section of this proxy statement titled “Summary — Treatment of Company Equity Awards” beginning on page 5.
The following table sets forth, for each of the Company’s executive officers and directors, the aggregate number of “Equity Awards”, including unvested Company RSUs and Company Stock Options held as of February 28, 2026, together with the estimated value the executive officers and directors will receive in respect of such Company RSUs and Company Stock Options in connection with the Merger assuming the closing of the Merger occurs on February 28, 2026.
The values in the table below have been determined based on the Merger Consideration of $102.00 cash per share of Common Stock. Actual amounts may differ from the amounts set forth below.

Name(1)	Company RSUs (#)	Estimated Value of Company RSUs ($)	Company Stock Options (#)	Estimated Value of Company Stock Options ($)	Total Estimated Cash Consideration for Unvested Company Stock Options and Company RSUs in the Merger ($)
Non-Employee Directors:
Robert J. Eide	—	—	15,000	412,950	412,950
Brian S. Genson	—	—	15,000	412,950	412,950
Barry Leistner			15,000	412,950	412,950
Andrew M. Levine	—	—	25,000	747,950	747,950
Wayne Norbitz	—	—	15,000	412,950	412,950
Attilio F. Petrocelli	—	—	15,000	412,950	412,950
Joanne Podell	—	—	15,000	377,650	377,650
Charles Raich	—	—	15,000	412,950	412,950
Executive Officers:
Howard M. Lorber	20,000	2,040,000	—	—	2,040,000
Eric Gatoff	—	—	—	—	—
Robert Steinberg	—	—	—	—	—
Leigh Platte	—	—	—	—	—

(1)
The amounts in this table reflect the unvested shares of Common Stock underlying the Company RSUs held by such individuals as of February 28, 2026.

Potential Change in Control and Severance Entitlements to the Company’s Executive Officers Pursuant to Employment Agreements
On December 15, 2006, the Company entered into an Employment Agreement with Eric Gatoff, our Chief Executive Officer, as amended by the Amendment to Employment Agreement dated as of August 2, 2010 between the Company and Eric Gatoff (collectively, the “Gatoff Employment Agreement”). The Gatoff Employment Agreement provides for the following upon termination of employment with the Company:
•
Termination by the Company without Cause (as defined in the Gatoff Employment Agreement): salary for the remainder of the contract term;

•
Termination by the Company for Cause (as defined in the Gatoff Employment Agreement): salary, reimbursable expenses and benefits through the date of termination;

•
Death: salary and bonus for balance of contract term with the bonus being equal to the amount of bonus paid or payable for the preceding fiscal year, plus reimbursable expenses and benefits through the end of the term;

•
Disability: lump sum equal to his then base salary and bonus with the bonus being equal to the amount of bonus paid or payable for the preceding fiscal year; and

•
Change in Control: if the Gatoff Employment Agreement is terminated within one year (by the Company without cause or by Mr. Gatoff for any reason) of a Change in Control (as defined in the Gatoff Employment Agreement) of the Company, Mr. Gatoff is entitled to a lump sum cash payment in an amount equal to his annual base salary plus bonus (paid or payable for the most recently-completed fiscal year).

On December 15, 2006, the Company entered into an Employment Agreement with Howard M. Lorber, our Executive Chairman, as amended by the Amendment to Employment Agreement dated as of November 1, 2012 between the Company and Mr. Lorber, the Amendment Number 2 to Employment Agreement dated as of December 6, 2017 between the Company and Mr. Lorber and Amendment No. 3 to

Employment Agreement dated as of December 8, 2022 between the Company and Mr. Lorber (collectively, the “Lorber Employment Agreement”). The Lorber Employment Agreement provides for the following upon termination of employment with the Company:
•
In the event of any termination other than for Cause (as defined in the Lorber Employment Agreement), Mr. Lorber is entitled to receive salary through the date of termination, unused vacation from prior years, annual bonus for the current fiscal year prorated through the date of termination, any bonus previously awarded but not yet paid, any deferred compensation and other benefits that have vested through the date of termination;

•
Termination by the Company without Cause or by Mr. Lorber for Good Reason (as defined in the Lorber Employment Agreement): in addition to the benefits specified immediately above in connection with a termination other than for Cause, salary and bonus for the remainder of the contract term, which bonus shall be equal to the average of the annual bonuses awarded to him during the three fiscal years preceding the fiscal year of termination, continued participation in benefit plans, provided that if participation is precluded in any such benefit plans, Mr. Lorber shall be entitled to after tax economic equivalent of the benefits under such plans until the end of the contract term and the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that Mr. Lorber would incur in obtaining such benefit on an individual basis, perquisites until the end of the contract term and any other benefits in accordance with applicable plans and programs of the Company until the end of the contract term;

•
Termination by the Company for Cause: salary through the date of termination, unused vacation and any bonus previously awarded but not yet paid;

•
Death or Disability (as defined in the Lorber Employment Agreement): in addition to the benefits specified above in connection with a termination other than for Cause, annual salary and annual bonuses for a three-year period, which bonus shall be equal to the average of the annual bonuses awarded to him during the three fiscal years preceding the fiscal year of termination offset by only in the case of disability, any long term disability insurance benefit that the Company has provided for him and for which it has paid the applicable group or individual insurance premiums;

•
Due to expiration of the Lorber Employment Agreement or, if earlier, upon termination (i) by mutual agreement, (ii) by Retirement (as defined in the Lorber Employment Agreement), or (iii) due to a Change in Control (as defined in the Lorber Employment Agreement), Mr. Lorber shall become a consultant to the Company for a three-year term, during which he will receive compensation of $200,000 per year; and

•
Change in Control: if the Lorber Employment Agreement is terminated within one year (by the Company without Cause or by the executive for any reason other than Cause, Retirement, death or Disability) following a Change in Control, in addition to the benefits specified above in connection with a termination other than for Cause, Mr. Lorber is entitled to a lump sum cash payment equal to the greater of (A) his annual salary and annual bonuses for the remainder of the employment term (including a prorated bonus for any partial fiscal year), which bonus shall be equal to the average of the annual bonuses awarded to Mr. Lorber during the three fiscal years preceding the fiscal year of termination, or (B) 2.99 times Mr. Lorber’s annual salary and annual bonus for the fiscal year immediately preceding the fiscal year of termination, as well as a lump sum cash payment equal to the difference between the exercise price of any exercisable options having an exercise price of less than the then current market price of our common stock and such then current market price, continued participation in benefit plans, provided that if participation is precluded in any such benefit plans, Mr. Lorber shall be entitled to after tax economic equivalent of the benefits under such plans until the end of the contract term and the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that Mr. Lorber would incur in obtaining such benefit on an individual basis, perquisites until the end of the contract term, any other benefits in accordance with applicable plans and programs of the Company until the end of the contract term and a tax gross-up payment to cover any excise tax due.

For a more detailed estimate of the value of the payments under the Gatoff Employment Agreement and the Lorber Employment Agreement upon a termination in connection with the Merger, see the section titled, “Quantification of Payments and Benefits” below.

Retention Bonus Agreements
On January 20, 2026, the Company entered into letter agreements with each of Eric Gatoff, our Chief Executive Officer (the “Gatoff Retention Agreement”), and Robert Steinberg, our Chief Financial Officer of the Company (the “Steinberg Retention Agreement”). On January 21, 2026, the Company entered into a letter agreement with Leigh Platte, our Vice President, Food Service (the “Platte Retention Agreement” and together with the Gatoff Retention Agreement and the Steinberg Retention Agreement, the “Retention Bonus Agreements”). Under the Retention Bonus Agreements, each such individual is entitled to a cash retention bonus payment if (1) such individual is actively employed by the Company or a subsidiary as of closing under the Merger Agreement and has not given notice of his intent to resign or (2) the individual is terminated by the Company for any reason and closing under the Merger Agreement later occurs. The retention bonus payment amount is $3,250,000 for Mr. Gatoff, $1,050,000 for Mr. Steinberg and $425,000 for Mr. Platte. As consideration for the retention bonus payment, Mr. Gatoff agreed to non-competition provisions in the Gatoff Retention Agreement that apply for one year following the termination of his employment by the Company for any reason.
For a more detailed estimate of the value of the payments under the Retention Bonus Agreements in connection with the Merger, see the section titled, “Quantification of Payments and Benefits” below.
Annual Bonus for Fiscal Year 2026
Prior to the closing of the Merger, each executive officer will be entitled to receive a discretionary cash bonus for the fiscal year ended March 29, 2026 in an amount equal to the cash bonus paid to such executive officer for the fiscal year ended March 30, 2025.
Indemnification Insurance
Pursuant to the terms of the Merger Agreement, each of the Company’s current or former directors and executive officers will be entitled to certain ongoing indemnification and insurance coverage for a period of not less than six years following the Effective Time, as further described in the section titled, “The Merger Agreement — Director and Officer Liability.”
Quantification of Payments and Benefits
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation of each of the Company’s named executive officers that is based on or otherwise relates to the Merger and that will or may become payable to the named executive officers at the completion of the Merger or on a termination following the consummation of the Merger. Applicable SEC disclosure rules refer to this compensation as “golden parachute” compensation, and in this section, we use such term to describe the Merger — related compensation payable to the Company’s named executive officers.
The amounts shown in the table below are estimates based on various assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table, and do not reflect any compensation actions that may occur after the date of this proxy statement and before the completion of the Merger. As a result, the actual amounts, if any, that a named executive officer receives may materially differ from the amounts set forth in the table.
For purposes of this disclosure, the Company’s named executive officers as of the date hereof are Howard Lorber, Eric Gatoff and Robert Steinberg.
The following table assumes that:
•
the relevant price of a share of Common Stock is $102.00 (which is the Merger Consideration);

•
the Effective Time will occur on February 28, 2026, which is the latest practicable date prior to this filing and is the assumed Closing date solely for purposes of the calculations in this section;

•
no named executive officer will receive any additional, or forfeit any, equity or equity-based awards prior to the Effective Time;

•
each named executive officer experiences a termination immediately following the Effective Time and receives severance payments and benefits as further described below; and

•
the named executive officers’ base salaries and annual bonus opportunities will remain unchanged from those in place as of February 28, 2026.

The table below excludes any payments or benefits that would have been earned, or any amounts associated with Company RSUs and/or Company Stock Options (the “Company Equity Awards”) that would vest according to their terms on or prior to the Effective Time and irrespective of the Merger. The values and descriptions (1) do not reflect applicable tax withholdings that are applicable to any of the payments set forth in the table, and (2) assumes that no payments are subject to reduction to the extent required by the terms of the applicable agreement to account for the application of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) to such payments.
Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites & Benefits ($)(3)	Tax Reimbursement ($)(4)	Total ($)
Howard M. Lorber	3,599,000	2,040,000	0	67,967	0	5,706,967
Eric Gatoff	5,875,000	0	0	128,104	0	6,003,104
Robert Steinberg	1,475,000	0	0	52,642	0	1,527,642

(1)
The amounts included in this column for Mr. Lorber and Mr. Gatoff (other than pursuant to the Gatoff Retention Agreement) are considered to be “double trigger”, referring to the payments and benefits that require two conditions, which are the completion of the Merger and termination other than for Cause, Retirement, death or Disability pursuant to the Lorber Employment Agreement for Mr. Lorber and termination without Cause by the Company or by Mr. Gatoff for any reason pursuant to the Gatoff Employment Agreement for Mr. Gatoff. For Mr. Steinberg, the amounts included in this column are considered to be “single trigger”, referring to the payments and benefits that require one condition, which is a termination without cause pursuant to the Company Severance Plan (as defined below). For Mr. Lorber, the cash severance represents the amount payable pursuant to the Lorber Employment Agreement, which consists of 2.99 times Mr. Lorber’s annual salary and annual bonus for the fiscal year immediately preceding the fiscal year of termination which is described above in the section titled, “Potential Change in Control and Severance Entitlements to the Company’s Executive Officers.” For Mr. Gatoff, the cash severance represents the amount payable pursuant to the Gatoff Employment Agreement and the Gatoff Retention Agreement, which consists of (i) his annual base salary, (ii) his annual bonus for the most recently completed fiscal year, (iii) his annual bonus for the fiscal year ending March 29, 2026 and (iv) a bonus payment pursuant to the Gatoff Retention Agreement, each of which are described above in the section titled, “Potential Change in Control and Severance Entitlements to the Company’s Executive Officers.” For Mr. Steinberg, the cash severance represents the amount payable (i) pursuant to the Company Severance Plan (as defined below), (ii) his annual bonus for the fiscal year ended March 29, 2026 and (iii) a bonus payment pursuant to the Steinberg Retention Agreement, each of which are described above in the section titled, “Potential Change in Control and Severance Entitlements to the Company’s Executive Officers.” For Mr. Steinberg, the Company’s Severance Pay Plan (the “Company Severance Plan”) provides that a severance amount equal to the sum of (i) two weeks of an employee’s regular rate of salary (determined on a weekly basis), but excluding bonuses, overtime pay, incentives, commissions, other extra compensation and reimbursement of expenses, as applicable (“Base Pay”), plus one week of Base Pay for each completed year of employment from the most recent hire date until the date of termination of employment with the Company in excess of three years up to a maximum of ten weeks of Base Pay and (ii) a discretionary amount to be determined by the Company’s Chief Executive Officer, but not less than twenty-six weeks, provided that any amount of severance under the Company Severance Plan must be approved by the Company’s Chief Executive Officer and human resources department and provided further that the Company in its sole discretion and on a case by case basis may increase or decrease the amount of severance pay. An employee is eligible for severance benefits under the Company Servance Plan if, in the Company’s sole discretion, the Company determines that the employee’s employment with the Company is being terminated involuntarily, and such other circumstances as the Company deems appropriate for payment of severance benefits. The estimated amount of each such payment included in the “cash” column above is set forth in the table below. Note that the cash severance and bonus amounts included in the table below were determined based on the executives’ base salary and annual bonus for the 2026 fiscal year.
Name	Base Cash Severance ($)	Bonus ($)	Total Cash ($)
Howard M. Lorber	3,599,000	0	3,599,000
Eric Gatoff	625,000	5,250,000	5,875,000
Robert Steinberg	225,000	1,250,000	1,475,000

(2)
Amounts shown reflect the potential value that each named executive officer could receive in connection with the treatment of outstanding and unvested Company Equity Awards held by such named executive officers in connection with the Merger. See the section titled, “Summary — Treatment of Company Equity Awards” beginning on page 5. The treatment of the outstanding Company Equity Awards is considered to be “single trigger” (i.e., amounts triggered solely by a change in control). The estimated amount of each such payment included in the “Equity” column above is set forth in the table below.

Name	Estimated Value of Company RSUs ($)	Estimated Value of Company Stock Options ($)	Total Estimated Value of Company Equity Awards ($)
Howard M. Lorber	2,040,000	0	2,040,000
Eric Gatoff	0	0	0
Robert Steinberg	0	0	0

(3)
The amounts included in this column are considered to be “double trigger”. The estimated amount of each component included in this column is set forth in the table below.

Name	Estimated Company Matched 401(k) Contributions ($)	Estimated Insurance Premiums ($)	Estimated Mobile Telephone Payments ($)	Estimated Auto Allowance/ Expense Reimbursement ($)	Estimated Vacation ($)	Estimated Total ($)
Howard M. Lorber	0	1,967	0	66,000	0	67,967
Eric Gatoff	2,419	28,881	1,146	24,264	71,394	128,104
Robert Steinberg	2,250	2,396	0	16,357	31,639	52,642

(4)
Other than Mr. Lorber, none of the named executive officers is, or will be, entitled to a tax reimbursement in connection with the Merger or a tax gross-up for any “golden parachute” excise tax under Section 4999 of the Code. In the event that the severance benefits payable pursuant to the Lorber Employment Agreement would be subject to the “golden parachute” excise tax under Section 4999 of the Code, Mr. Lorber is entitled to the payment by the Company of an amount in cash equal to the sum of the excise taxes payable by him by reason of receiving such severance subject to the “golden parachute” excise tax under Section 4999 of the Code, plus the amount necessary to put him in the same after-tax position (taking into account any and all applicable federal, state and local excise, income or other taxes at the highest possible applicable rates on such severance subject to the “golden parachute” excise tax under Section 4999 of the Code (including, without limitation, any payments of amounts on this basis) as if no excise taxes had been imposed with respect to such severance subject to the “golden parachute” excise tax under Section 4999 of the Code). Mr. Lorber is also entitled to payments from the Company for reimbursement for expenses in seeking a refund of excise taxes and for any interest and penalties imposed on excise taxes that are required to be paid. In the event that the severance benefits payable pursuant to the Gatoff Employment Agreement would be subject to the “golden parachute” excise tax under Section 4999 of the Code, Mr. Gatoff’s payments will not exceed the amount which is deductible by the Company in accordance with Section 280G of the Code. The amounts shown in this table do not reflect any such reduction.

Other Arrangements
Prior to the Effective Time, the Company, Parent, or their respective affiliates may, in their discretion, continue or initiate, as applicable, discussions regarding agreements, arrangements, and understandings with one or more of the Company’s named executive officers regarding their employment or other future services, compensation or benefits, or co-investment opportunities and may enter into definitive agreements with such individuals regarding the foregoing (including the terms of any participation in a post-closing equity compensation program), subject, in the case of the Company, to the interim operating covenants set forth in the Merger Agreement and applicable restrictions therein. In addition, the Company, in consultation with Parent, may engage in certain mitigation strategies prior to the Merger to reduce the potential impact of Section 280G and Section 4999 of the Code.
Continuing Employee Benefits
The Merger Agreement provides that for each individual employed by the Company or its affiliates and who becomes employed by Parent, the Surviving Corporation or any of their respective affiliates on and after the Effective Time Parent will be required to (1) for a period of nine months following the consummation of the Merger (or, if sooner, the date that such individual’s employment terminates), maintain for the benefit of each continuing employee of the Company an annual base salary or wage level that in the aggregate is no less favorable than that provided immediately prior to the Merger and employee benefits that are substantially comparable in the aggregate to those provided to such continuing employees immediately prior to the Merger, (2) credit each continuing employee with his or her years of service with the Company and any predecessor entities for purposes of eligibility, vesting and benefit accrual (including but not limited to accrual of paid time off and levels of severance benefits under severance arrangements) with respect to the Company benefit plans and any replacement or successor benefit plan of Parent that a continuing employee is eligible to participate in following the Merger, except for benefit accrual under a defined benefit pension plan or to the extent such credit would result in a duplication of benefits, (3) use commercially reasonable efforts to waive any applicable pre-existing condition exclusions and waiting periods with respect to participation and coverage requirements in any replacement or successor welfare benefit plan of Parent that a continuing employee is eligible to participate in following the Merger to the extent such exclusions or waiting periods were inapplicable to, or had been satisfied by, such continuing employee immediately prior to the Merger under the analogous Company benefit plan in which such continuing employee participated, and (4) use commercially reasonable efforts to provide each continuing employee with credit for any co-payments and deductibles paid during the portion of the applicable plan year in which the Merger occurs (to the same extent such credit was given under the analogous Company benefit plan prior to the Merger) in satisfying any applicable deductible or out of pocket requirements.
Financing the Merger
The Merger is not subject to any financing condition. The funds necessary to complete the Merger will be approximately $485 million, including the amounts necessary to (i) pay the aggregate Merger Consideration and the other amounts required to be paid by Parent or Merger Sub in connection with the consummation of the transactions contemplated by the Merger Agreement; (ii) pay all related fees, costs and expenses incurred by Parent in connection with the transactions contemplated by the Merger Agreement; and (iii) repay certain indebtedness of the Company, as contemplated by the Merger Agreement. Parent expects these amounts to be funded from cash on hand.
Appraisal Rights
General
If the Merger is completed, record holders and beneficial owners of shares of Common Stock who do not vote in favor of the adoption of the Merger Agreement and who properly demand an appraisal of their shares and who otherwise comply with the requirements set forth in Section 262 of the DGCL will be entitled to appraisal rights in connection with the Merger. Strict compliance with the statutory procedures in Section 262 of the DGCL is required. Failure to timely and properly comply with such statutory requirements will result in the loss of your appraisal rights.

This section summarizes certain material provisions of the DGCL pertaining to appraisal rights. The following discussion, however, is not a full summary of the law and is qualified in its entirety by reference to the full text of Section 262 of the DGCL. All references within Section 262 of the DGCL to a “stockholder” are to the record holder of shares of Common Stock. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation as to whether or not a Company stockholder should exercise its right to seek appraisal.
Under the DGCL, if you (as a record holder or beneficial owner) hold one or more shares of Common Stock, do not vote in favor of the adoption of the Merger Agreement, continuously hold such shares through the Effective Time and otherwise comply with the requirements of Section 262 of the DGCL, you will be entitled to have your shares appraised by the Delaware Court of Chancery and to receive the “fair value” of such shares (as determined by the Court, exclusive of any element of value arising from the accomplishment or expectation of the Merger) in cash, together with interest, if any. It is possible that any such “fair value” as determined by the Delaware Court of Chancery may be more than, less than, or the same as the Merger Consideration. These rights are known as appraisal rights.
Under Section 262 of the DGCL, not less than 20 days prior to the Special Meeting, the Company must notify each stockholder who was a stockholder on the Record Date and who is entitled to exercise appraisal rights that such rights are available. This proxy statement constitutes the required notice. A copy of Section 262 of the DGCL can be accessed without subscription or cost at the following website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
A STOCKHOLDER OR BENEFICIAL OWNER OF COMMON STOCK WHO WISHES TO EXERCISE APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO SHOULD REVIEW THE FOLLOWING DISCUSSION AND THE FULL TEXT OF SECTION 262 OF THE DGCL CAREFULLY. FAILURE TO COMPLY PRECISELY WITH THE PROCEDURES OF SECTION 262 OF THE DGCL IN A TIMELY AND PROPER MANNER WILL RESULT IN THE LOSS OF APPRAISAL RIGHTS. BECAUSE OF THE COMPLEXITY OF THE PROCEDURES FOR EXERCISING THE RIGHT TO SEEK APPRAISAL, A STOCKHOLDER OR BENEFICIAL OWNER OF COMMON STOCK WHO IS CONSIDERING WHETHER TO EXERCISE ITS APPRAISAL RIGHTS IS ENCOURAGED TO CONSULT WITH THEIR OWN LEGAL COUNSEL. ANY SHARES OF COMMON STOCK HELD BY A STOCKHOLDER OR BENEFICIAL OWNER WHO FAILS TO PERFECT, SUCCESSFULLY WITHDRAWS OR OTHERWISE LOSES HIS, HER OR ITS APPRAISAL RIGHTS WILL BE DEEMED TO HAVE BEEN CONVERTED AS OF THE EFFECTIVE TIME INTO THE RIGHT TO RECEIVE THE MERGER CONSIDERATION.
How to Exercise and Perfect Your Appraisal Rights
If you are a Company stockholder or beneficial owner and wish to exercise the right to seek an appraisal of your shares of Common Stock, you must comply with ALL of the following:
•
you must NOT vote “FOR,” or otherwise consent in writing to, the Merger Proposal. Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, if you submit a proxy and wish to exercise your appraisal rights, you must include voting instructions to vote your shares “AGAINST,” or as an abstention with respect to, the Merger Proposal;

•
you must continuously hold your shares of Common Stock from the date of making the demand through the effective date of the Merger. You will lose your appraisal rights if you transfer your shares of Common Stock before the effective date of the Merger;

•
prior to the taking of the vote on the Merger Proposal at the Special Meeting, you must deliver a proper written demand for appraisal of your shares;

•
you, another stockholder, or a beneficial owner of shares or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares of Common Stock within 120 days after the effective date of the Merger. The Surviving Corporation is under no obligation to file any such petition in the Delaware Court of Chancery and has no intention of doing so. Accordingly, it is the obligation of Nathan’s stockholders or beneficial owners to initiate all necessary action to properly demand their appraisal rights in respect of shares of Common Stock within the time prescribed in Section 262 of the DGCL; and
•
you must otherwise comply with the applicable procedures and requirements set forth in Section 262 of the DGCL.

If you fail to comply with any of these conditions and the Merger is completed, you will be entitled to receive the Merger Consideration, but you will have no appraisal rights with respect to your shares of Common Stock.
Filing a Written Demand
Neither voting against the Merger Proposal, nor abstaining from voting or failing to vote on the Merger Proposal, will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL. A record holder or beneficial owner of shares of Common Stock wishing to exercise appraisal rights must deliver to the Company, before the taking of the vote on the Merger Proposal at the Special Meeting, a written demand for the appraisal of the stockholder’s shares. A stockholder’s failure to deliver the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will constitute a waiver of appraisal rights. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal.
A demand for appraisal must be executed by or on behalf of a stockholder of record or beneficial owner. The demand must reasonably inform us of the identity of the stockholder of record holding the shares for which appraisal is demanded, the intention of the person to demand appraisal of his, her, or its shares and, in case of a demand made by a beneficial owner, must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of the shares and a statement that such documentary evidence is a true and correct copy of what it purports to be and must provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation under Section 262 of the DGCL. The written demand should state the number of shares of Common Stock as to which appraisal is sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the holder of record.
If your shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand for appraisal should be made in that capacity, and if your shares are owned of record jointly with one or more other persons, as in a joint tenancy or tenancy in common, the demand for appraisal should be executed by or for you and all other joint owners. An authorized agent may execute the demand for appraisal for a stockholder of record or beneficial owner; however, the agent must identify the holder or holders of record (and, if applicable, the beneficial owner or owners) and expressly disclose the fact that, in exercising the demand, such person is acting as agent.
If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:
Nathan’s Famous, Inc.
One Jericho Plaza
Second Floor — Wing A
Jericho, New York 11753
Attention: Corporate Secretary
At any time within 60 days after the effective date of the Merger, any Nathan’s stockholder or beneficial owner that made a demand for appraisal but has not commenced an appraisal proceeding or joined in such a proceeding as a named party will have the right to withdraw the demand and to accept the Merger Consideration in accordance with the Merger Agreement for his, her, or its shares of Common Stock by delivering to the Surviving Corporation a written withdrawal of the demand. After such 60-day period, a demand for appraisal may be withdrawn only with the written approval of the Surviving Corporation.
Notice by the Surviving Corporation
Within ten days after the effective date of the Merger, Nathan’s, as the Surviving Corporation, must notify each record holder and beneficial owner of Common Stock who has made a written demand for appraisal and has not voted in favor of the Merger Proposal of the date that the Merger has become effective.

Filing a Petition for Appraisal with the Delaware Court of Chancery
Within 120 days after the effective date of the Merger, but not later, a stockholder of record or a beneficial owner who has complied with the requirements of Section 262 of the DGCL or the Surviving Corporation may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding an appraisal of the value of the shares of Common Stock held by all stockholders who have properly demanded appraisal. None of Parent, Merger Sub or Nathan’s, as the Surviving Corporation, is under any obligation to file an appraisal petition or has any intention to do so. If you desire to have your shares of Common Stock appraised, you should initiate any petitions necessary for properly demanding your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.
Within 120 days after the effective date of the Merger, so long as you have complied with the provisions of Section 262 of the DGCL, you will be entitled to receive from the Surviving Corporation, upon written request, a statement setting forth the aggregate number of shares of Common Stock not voted in favor of the Merger Proposal and with respect to which the Company has received demands for appraisal, and the aggregate number of holders of those shares. The Surviving Corporation must mail this statement to you within ten days after receipt of the request or ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for appraisal is not timely filed, then the right to appraisal will cease.
If a petition for appraisal is duly filed, the Surviving Corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Court of Chancery a duly verified list containing the names and addresses of all stockholders and beneficial owners who have demanded an appraisal of their shares. The Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine which stockholders and beneficial owners have complied with Section 262 of the DGCL and have become entitled to appraisal rights. The Delaware Court of Chancery will dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (i) the total number of shares of Common Stock entitled to appraisal exceeds 1% of the outstanding shares of Common Stock, or (ii) the value of the consideration provided in the Merger for such total number of shares exceeds $1.0 million.
The appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery. Through the proceeding, the Court will determine the fair value of the shares of Common Stock held by all stockholders who have properly demanded appraisal, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any. Unless the Court in its discretion determines otherwise, interest will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate from the effective date of the Merger through the date of payment of the judgment.
In determining the fair value, the Delaware Court of Chancery is required to take into account all relevant factors. An opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a Merger is not an opinion as to fair value under Section 262 of the DGCL. ALTHOUGH THE COMPANY BELIEVES THAT THE MERGER CONSIDERATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF ANY APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL UNDER SECTION 262 OF THE DGCL COULD RESULT IN A DETERMINATION OF FAIR VALUE OF SHARES OF COMMON STOCK THAT IS GREATER THAN, THE SAME AS OR LESS THAN THE MERGER CONSIDERATION. Neither Parent nor Nathan’s anticipates offering more than the Merger Consideration to any stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that the “fair value” of a share of Common Stock is less than the Merger Consideration.
The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may tax those costs upon the parties as it deems equitable. Upon application of a stockholder, the Court may also order all or a portion of the expenses incurred by any stockholder in connection with the proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro-rata against the value of all shares entitled to appraisal.

If you have duly demanded an appraisal, you will not, from and after the effective date of the Merger, be entitled to vote the shares subject to the demand or receive any dividends on those shares, except dividends payable to holders of record as of a record date prior to the effective date of the Merger.
If you fail to properly demand or successfully withdraw your demand for appraisal, or otherwise lose your appraisal rights, your shares of Common Stock will be deemed to have been converted as of the effective date of the Merger into the right to receive the Merger Consideration.
THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH THE TECHNICAL PREREQUISITES OF SECTION 262 OF THE DGCL. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262 OF THE DGCL, THE DGCL WILL GOVERN.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain material U.S. federal income tax consequences of the Merger to U.S. holders and non-U.S. holders (each as defined below) of shares of Common Stock who receive cash in exchange for such shares of Common Stock pursuant to the Merger. This discussion is for general informational purposes only and does not purport to be a complete analysis of all potential tax consequences of the Merger. The tax consequences of the Merger under U.S. federal tax laws other than those pertaining to income tax, such as estate and gift tax laws, and any applicable state, local and non-U.S. tax laws are not discussed. This discussion is based on the Code, the Treasury Regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case, in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations, and any such change or differing interpretation may be applied retroactively in a manner that could affect the accuracy of the statements and conclusions set forth in this discussion. The U.S. federal income tax laws are complex and subject to varying interpretation. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion. There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the material U.S. federal income tax consequences of the Merger.
This discussion is limited to holders of shares of Common Stock who hold such shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not purport to consider all U.S. federal income tax consequences of the Merger that may be relevant to a holder in light of such holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on certain net investment income. In addition, this discussion does not address the U.S. federal income tax consequences to holders subject to special rules under the U.S. federal income tax laws, including, without limitation:
•
U.S. expatriates and former citizens or long-term residents of the United States;

•
U.S. holders whose functional currency is not the U.S. dollar;

•
persons holding shares of Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•
banks, insurance companies and other financial institutions;

•
brokers or dealers in securities, commodities or non-U.S. currencies;

•
traders in securities that elect to apply a mark-to-market method of tax accounting;

•
“controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•
“S corporations,” partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes or other pass-through entities (and investors therein);

•
real estate investment trusts and regulated investment companies;

•
tax-exempt organizations or governmental organizations, and their controlled entities;

•
persons deemed to sell their shares of Common Stock under the constructive sale provisions of the Code;

•
persons who own an equity interest, actually or constructively, in Parent;

•
accrual method holders of shares of Common Stock who prepare an “applicable financial statement” (as defined in Section 451 of the Code);

•
persons who hold or received their shares of Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•
tax-qualified retirement plans, individual retirement accounts or other tax deferred accounts;

•
entities subject to the U.S. anti-inversion rules;

•
holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

•
holders that own or have owned (directly, indirectly or constructively) five percent (5%) or more of the Common Stock of the Company (by vote or value);

•
holders that hold their Common Stock as “qualified small business stock” for purposes of Sections 1045 and 1202 of the Code or “Section 1244 stock”;

•
holders holding the Comon Stock as part of a wash sale for tax purposes; and

•
“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

This discussion also does not address the U.S. federal income tax consequences to holders of shares of Common Stock who exercise appraisal rights in connection with the Merger under the DGCL.
If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds shares of Common Stock, the U.S. federal income tax treatment of a partner in such partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partnership or partner level.
Partnerships holding shares of Common Stock and partners in such partnerships should consult their own tax advisors regarding the U.S. federal income tax consequences of the Merger to them.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX OR LEGAL ADVICE. HOLDERS OF SHARES OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER ARISING UNDER THE U.S. FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX, INCLUDING ESTATE OR GIFT TAX LAWS, OR UNDER ANY STATE, LOCAL OR NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Tax Consequences to U.S. Holders
Definition of a U.S. Holder
For purposes of this discussion, a “U.S. holder” is any beneficial owner of shares of Common Stock that, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity or arrangement taxable as a corporation) created or organized under the laws of the United States, any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (i) is subject to the primary supervision of a U.S. court and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized to control all substantial decisions of the trust, or (ii) has a valid election in effect to be treated as a “United States person” (within the meaning of Section 7701(a)(30) of the Code) for U.S. federal income tax purposes.

Effect of the Merger
The receipt of cash by a U.S. holder in exchange for shares of Common Stock in the Merger will generally be a taxable transaction for U.S. federal income tax purposes. The amount of any taxable gain or loss realized by a U.S. holder who receives cash in exchange for shares of Common Stock in the Merger will generally equal the difference, if any, between the amount of cash received for such shares (determined before the deduction of any applicable withholding taxes) and the U.S. holder’s adjusted tax basis in such shares. Gain or loss must be determined separately for each block of shares of Common Stock (i.e., shares acquired for the same cost in a single transaction) disposed of pursuant to the Merger. Such gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the U.S. holder’s holding period for such block of shares of Common Stock is more than one year as of the date of the Merger. Long-term capital gain recognized by certain non-corporate U.S. holders, including individuals, are generally taxable at preferential rates. The deductibility of capital losses is subject to limitations.
Tax Consequences to Non-U.S. Holders
Definition of a Non-U.S. Holder
For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of shares of Common Stock that is neither a U.S. holder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes.
Effect of the Merger
Subject to the discussion of backup withholding in “— Information Reporting and Backup Withholding” below, a non-U.S. holder will generally not be subject to U.S. federal income tax on any gain realized on the receipt of cash in exchange for shares of Common Stock in the Merger unless:
•
the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is also attributable to a permanent establishment or fixed base in the United States);

•
the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of shares of Common Stock in the Merger, and certain other requirements are met; or

•
Nathan’s is or has been a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Merger or the period that the non-U.S. holder held shares of Common Stock, and certain other conditions are satisfied.

Gain described in the first bullet point above will generally be subject to U.S. federal income tax on a net income basis at the regular graduated U.S. federal income tax rates in the same manner as if such non-U.S. holder were a U.S. holder. A non-U.S. holder that is a corporation for U.S. federal income tax purposes also may be subject to an additional branch profits tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty) on its effectively connected earnings and profits that are not reinvested in the United States for the taxable year, subject to certain adjustments.
Gain described in the second bullet point above will generally be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), which may be offset by U.S.- source capital losses of the non-U.S. holder (even though the individual is not considered a resident of the United States), so long as the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point above, the determination of whether the Company is a USRPHC depends on the fair market value of its U.S. real property interests relative to the fair market value of its other trade or business assets and its United States and foreign real property interests. The Company believes that, as of the Effective Time, it will not have been a USRPHC at any time within the five-year period immediately preceding the Effective Time. Even if the Company has been or is a USRPHC, so long as Common Stock is regularly traded, as defined by applicable Treasury Regulations, on an established securities market, shares of Common Stock will be treated as a U.S. real property interest only with respect to a non-U.S. holder that holds more than 5% of the outstanding shares of Common Stock, directly or indirectly, actually or constructively, during the shorter of the five-year period ending on the date of the Merger and the non-U.S. holder’s holding period with respect to the shares of Common Stock.
Non-U.S. holders should consult their own tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Information Reporting and Backup Withholding
Payments made to stockholders in the Merger may be subject to information reporting to the IRS and backup withholding (currently, at a rate of twenty-four percent (24%)). A U.S. holder generally will not be subject to backup withholding if the U.S. holder provides the paying agent with an applicable and properly executed IRS Form W-9 (or other applicable or successor form), certifying under penalties of perjury that such U.S. holder is a United States person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. A Non-U.S. holder generally will not be subject to backup withholding if the non-U.S. holder provides the paying agent with an applicable and properly executed IRS Form W-8BEN, W-8BEN-E or W-8ECI (or other applicable or successor form), as the case may be, certifying under penalties of perjury the holder’s non-U.S. status (and the payor or applicable withholding agent does not have actual knowledge or reason to know that the holder is a U.S. person as defined under the Code) or by otherwise establishing an exemption. Copies of information returns that are filed with the IRS may be made available under an applicable tax treaty or information exchange agreement to the tax authorities of the country in which the non-U.S. holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a holder’s U.S. federal income tax liability, if any, so long as the required information is timely furnished to the IRS.
THE DISCUSSION ABOVE OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL TAX CONSEQUENCES RELATING TO THE MERGER. THIS SUMMARY IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX OR LEGAL ADVICE. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH HOLDER SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO THE HOLDER AND THE PARTICULAR TAX EFFECTS TO THE HOLDER OF THE MERGER IN LIGHT OF SUCH HOLDER’S PARTICULAR CIRCUMSTANCES, INCLUDING THE TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX RULES, OR THROUGH THE APPLICATION OF ANY STATE, LOCAL OR NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Regulatory Approvals Required for the Merger
Antitrust and CFIUS Approvals
Under the terms of the Merger Agreement, the Merger cannot be completed until the waiting period applicable to the Merger under the HSR Act has expired or been terminated. The Company and Parent made the filings required under the HSR Act on January 23, 2026, and the applicable waiting period expired at 11:59 p.m., Eastern Time, on February 23, 2026.
Under the terms of the Merger Agreement, the Merger cannot be completed until the parties have received CFIUS Clearance. The Company and Parent filed the CFIUS Declaration on January 23, 2026. If CFIUS is unable to complete action under the DPA with respect to the Merger on the basis of the CFIUS Declaration, or if CFIUS requests that the parties submit a CFIUS Notice following its assessment of the

CFIUS Declaration, the parties are required to prepare and submit a CFIUS Notice and use their reasonable best efforts to provide any supplemental information and other related information requested by CFIUS as soon as reasonably practicable.
Pursuant to the Merger Agreement, Parent and the Company have agreed to use their reasonable best efforts to obtain CFIUS Clearance, subject to certain limitations described below. In the event of a CFIUS Turndown, the Company or Parent may request a withdrawal of the CFIUS Notice, and none of the parties shall have any further obligation to seek CFIUS Clearance and the Merger Agreement may be terminated in accordance with its terms.
Notwithstanding anything else in Merger Agreement to the contrary, no party is required to (i) sell, lease, license, divest or dispose of any assets, rights, product lines or businesses, (ii) terminate any existing relationships, contractual rights or obligations, (iii) terminate any joint venture or other arrangement, (iv) create any relationships, contractual rights or obligations, (v) effectuate any other change or restructuring, (vi) otherwise take or commit to take any actions with respect to its businesses, product lines or assets, or (vii) enter into litigation to overturn or challenge any governmental determination or action.

THE MERGER AGREEMENT
The following summary describes certain material provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. Capitalized terms used in the following summary and not otherwise defined in this proxy statement shall have the meanings assigned to such terms in the Merger Agreement. We encourage you to read the Merger Agreement carefully and in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
Explanatory Note Regarding the Merger Agreement and the Summary of the Merger Agreement
The Merger Agreement and the summary of its terms included in this proxy statement have been prepared to provide you with information regarding the terms of the Merger Agreement and not to provide any other factual information regarding the Company, Parent or Merger Sub, or their respective businesses. Factual disclosures about the Company contained in this proxy statement or in the Company’s public filings with the SEC, as described in “Where You Can Find More Information” on page 101 of this proxy statement, may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement and described in this summary.
The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates set forth therein and solely for the benefit of parties to the Merger Agreement, and:
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were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, instead of establishing these matters as facts;

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have been modified or qualified by certain confidential disclosures that were made among the parties to the Merger Agreement in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself and are not described in this summary of terms or elsewhere in this proxy statement;

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may no longer be true as of a given date;

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may be subject to a contractual standard of materiality in a way that is different from those generally applicable to you or other stockholders and reports and documents filed with the SEC; and

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may be subject in some cases to other exceptions and qualifications, including exceptions that do not result in, and would not reasonably be expected to have, a “Company Material Adverse Effect” as described in “The Merger Agreement — Representations and Warranties” on page 73 of this proxy statement.

Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or any of their respective affiliates or businesses. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of the Company, Parent or Merger Sub because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without notice to the public. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may not have been included in this proxy statement. Accordingly, the representations, warranties, covenants and other provisions of the Merger Agreement or any description of such provisions should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement, as well as the disclosures in the Company’s periodic and current reports, proxy statements and other documents filed with the SEC. See “Where You Can Find More Information” on page 101 of this proxy statement.
Structure of the Merger
At the Effective Time, Merger Sub will be merged with and into the Company in accordance with the DGCL. As a result of the Merger, the separate corporate existence of Merger Sub will cease, and the Company will continue as the Surviving Corporation and as a wholly-owned subsidiary of Parent. At the Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated to read in its entirety in the form of the certificate of incorporation attached to the Merger Agreement and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law. The bylaws of the Company as in effect immediately prior to the Effective Time shall be amended and restated to read in their entirety in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time and, as so amended and restated, shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein and in the certificate of incorporation of the Surviving Corporation and by applicable law.
Consummation and Effectiveness of the Merger
The closing of the Merger (the “Closing”) is required to take place at 9:00 a.m., Eastern time, on the date that is as soon as practicable (and, in any event, within three business days) after satisfaction or waiver (to the extent permitted under the Merger Agreement) of all conditions to Closing, unless the Merger Agreement has been terminated pursuant to its terms before then or another time or date is agreed to in writing by the parties. The Closing will be by the electronic exchange of signatures and documents and, to the extent physical exchange and delivery is required, will take place at the offices of Hunton Andrews Kurth LLP, 951 E. Byrd Street, Richmond, VA 23219, unless another place is agreed to in writing by the parties. The Merger will become effective at the time the certificate of merger is duly filed with the Secretary of State of the State of Delaware or at such later date and time as the parties specify in the certificate of merger.
Merger Consideration
Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time, other than Cancelled Shares and Dissenting Shares, will be automatically canceled and converted into the right to receive $102.00 in cash without interest (the “Merger Consideration”).
As of the Effective Time, all such shares of Common Stock will no longer be issued and outstanding and will automatically be canceled and cease to exist, and each holder of a certificate formerly representing any such shares of Common Stock (each a “Certificate” and collectively the “Certificates;” provided that any references herein to “Certificate” or “Certificates” are deemed to include references to book-entry account statements relating to the ownership of shares of Common Stock) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration for each share upon surrender of such Certificate.
Appraisal Rights
Notwithstanding any provision of the Merger Agreement, shares of Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by holders who have not voted in favor of the adoption of the Merger Agreement or consented thereto in writing, who are entitled to appraisal under the DGCL and who have properly exercised appraisal rights for such shares in accordance with Section 262 of the DGCL (the “Appraisal Rights” and such shares, the “Dissenting Shares”), will not be converted into the right to receive the Merger Consideration but instead will be entitled only to payment for such shares determined in accordance with Section 262 of the DGCL, following which such shares shall automatically be canceled and shall cease to exist; provided, that if any such holder shall fail to perfect or otherwise, withdraw or lose the right to appraisal under the Appraisal Rights or other applicable law, or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by

Section 262 of the DGCL, such shares of Common Stock will be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration (less any amounts entitled to be deducted or withheld pursuant to the Merger Agreement, less any amounts previously paid to such holder pursuant to Section 262(h) of the DGCL), without interest thereon, upon surrender of the certificate formerly representing such shares. The Company must provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Common Stock, any withdrawal of any such demand and any other demand, notice, or instrument delivered to the Company prior to the Effective Time pursuant to Section 262 of the DGCL that relate to such demand, and Parent shall have the opportunity and right to participate in and control all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, the Company cannot make any payment with respect to, settle, compromise, or waive any holder’s failure to comply with the DGCL, or offer or agree to do any of the foregoing.
Exchange and Payment Procedures
Paying Agent
The parties have agreed to appoint Equiniti Trust Company, LLC, or one of its Affiliates (or any other nationally recognized paying agent designated by Parent and reasonably acceptable to the Company) as the paying agent (the “Paying Agent”), to act as agent for the Company’s stockholders who are entitled to receive the Merger Consideration. Prior to the Effective Time, the Company and Parent will enter into a paying agent agreement with the Paying Agent, which agreement will set forth the duties, responsibilities and obligations of the Paying Agent consistent with the terms of the Merger Agreement and otherwise reasonably acceptable to the Company and Parent. Parent has agreed to pay all charges and expenses of the Paying Agent in connection with the exchange of shares of Common Stock for the Merger Consideration.
Payment Procedures
At or prior to the Effective Time, Parent will deposit with the Paying Agent the aggregate Merger Consideration (the “Payment Fund”). To the extent the Payment Fund diminishes for any reason below the level required to make prompt payment of the aggregate Merger Consideration, Parent and the Surviving Corporation will promptly replace or restore the shortfall, so as to ensure that the Payment Fund is at all times maintained at a level sufficient to make payments as promptly as reasonably practical. The Payment Fund is to be invested by the Paying Agent as directed by Parent, provided that (i) no investment or losses thereon will relieve Parent from making the payments required under the Merger Agreement or affect the amount of the aggregate Merger Consideration payable thereunder, and following any losses Parent will promptly provide additional funds to the Paying Agent in the amount of any such losses, (ii) no investment will have maturities that could prevent or delay payments to be made pursuant to the Merger Agreement and (iii) investments will be in short-term obligations of the United States with maturities of no more than thirty days, or guaranteed by, and backed by the full faith and credit of, the United States. Any and all interest or other amounts earned with respect to such funds will become part of the Payment Fund and will be paid to the Surviving Corporation on the earlier of twelve months after the Closing Date or the full payment of the aggregate Merger Consideration. The Payment Fund cannot be used for any other purpose. The Surviving Corporation is required to pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of shares of Common Stock and the payment of the Merger Consideration in respect of such shares. Promptly after the Effective Time (and in no event later than three business days after the Effective Time), Parent must send, or cause the Paying Agent to send, to each record holder of shares of Common Stock immediately prior to the Effective Time whose shares were converted into the right to receive the Merger Consideration, a letter of transmittal and instructions in customary forms reasonably satisfactory to the Company prior to the Effective Time, which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery or transfer of the Certificates (or affidavits of loss in lieu of the Certificates) to the Paying Agent for use in such exchange).
Each holder of shares of Common Stock that have been converted into the right to receive the Merger Consideration will be entitled to receive the Merger Consideration in respect of each share of Common Stock represented by a Certificate promptly upon (i) surrender to the Paying Agent of a Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Paying Agent, or (ii) in the case of a book-entry transfer of shares of Common Stock, receipt of a customary “agent’s message” by the Paying Agent (or such other evidence of transfer as the Paying Agent reasonably requests) and, in each case, delivery to the Paying Agent of such other documents as reasonably be requested by the Paying Agent. Until so surrendered or transferred, each Certificate shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration. No interest will be paid or accrued for the benefit of any holder of Common Stock on any amount payable upon the surrender or transfer of any Certificate.
If any Merger Consideration is to be paid to a person other than the person in whose name the surrendered Certificate is registered, it is a condition to such payment that (i) such Certificate be properly endorsed or otherwise in proper form for transfer and (ii) the person requesting payment pay to the Paying Agent any transfer or other tax required as a result of such payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Paying Agent that such tax has been paid or is not applicable.
All Merger Consideration paid upon the surrender of Certificates shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Common Stock formerly represented by such Certificate and after the Effective Time, there will be no further registration of transfers of shares of Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates are presented to Paying Agent or the Surviving Corporation, they will be canceled and exchanged for the Merger Consideration.
Unclaimed Funds
Any portion of the Payment Fund that remains unclaimed by the holders of shares of Common Stock twelve months after the Closing Date will be delivered to Parent or the Surviving Corporation and any holder who has not exchanged shares of Common Stock for the Merger Consideration prior to that time may thereafter look only to the Surviving Corporation as general creditors thereof for payment of the Merger Consideration, without interest. Any amounts remaining unclaimed at such time at which such amounts would otherwise escheat to or become property of any governmental authority will become, to the extent permitted by law, the property of Parent or its designee, free and clear of all claims or interest of any person previously entitled thereto. Notwithstanding anything in the Merger Agreement to the contrary, none of the Surviving Corporation, Parent, the Paying Agent or any other person will be liable to any former holder of Common Stock or any Company Equity Awards for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar law.
Treatment of Company Equity Awards
Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each Company Stock Option, whether or not vested and exercisable, that is outstanding and unexercised immediately prior to the Effective Time will be automatically converted into the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Stock Option, by (ii) the aggregate number of shares of Common Stock that were issuable upon exercise of such Company Stock Options immediately prior to the Effective Time (such product, the “Option Consideration”). After the Effective Time, Company Stock Options will no longer represent the right to purchase shares of Common Stock, but will only entitle the holder to the payment of the Option Consideration, if any. Payments of the Option Consideration are required to be paid by the later of the first payroll date after the Effective Time or three business days after the Effective Time. All such payments will be made through the Company’s payroll systems, subject to withholding in accordance with the Merger Agreement. If the exercise price per share of any Company Stock Option equals or exceeds the Merger Consideration, the Option Consideration for such Company Stock Option will be zero, the Company Stock Option will be cancelled and Parent and the Surviving Corporation will not have any obligation to make any payments or provide any other consideration to the holder in respect of such Company Stock Option.
Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each Company RSU will be deemed to have been earned and become fully vested (in the case of any performance based award, with the applicable performance metrics at the target level), will not be continued, assumed or substituted by Parent, Merger Sub or the Surviving Corporation and will be canceled and extinguished as of the Effective Time. In exchange, each former holder of a Company RSU will have the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (i) the number of shares of Common Stock subject to such Company RSU by (ii) the Merger Consideration (such amount, the “RSU Award Payment”). Any dividend equivalents earned prior to the Effective Time will be paid in cash as soon as administratively practicable following settlement of the Company RSUs. From and after the Effective Time, each Company RSU will no longer represent the right to receive shares of Common Stock, but will only entitle the holder to the payment of the RSU Award Payment. The RSU Award Payments will be paid by the later of the first payroll date after the Effective Time or three business days after the Effective Time. All such payments shall be made through the Company’s payroll systems, subject to withholding in accordance with the Merger Agreement.
Company Stock Plans
As soon as reasonably practicable and in any event prior to the Effective Time, the Board (or, if appropriate, any committee administering the 2019 Stock Incentive Plan or the 2010 Stock Incentive Plan) is required to adopt resolutions to terminate the Company Equity Awards and the 2019 Stock Incentive Plan and 2010 Stock Incentive Plan, conditioned upon, and effective immediately prior to, the Effective Time and the holders thereof will be entitled only to the amount, if any, specified in the Merger Agreement.
Adjustments
If, before the Effective Time, any change in the outstanding shares of capital stock of the Company occurs, including as the result of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the Merger Consideration and any other amounts payable pursuant to the Merger Agreement will be adjusted to equitably provide holders of Common Stock the same economic effect as contemplated by the Merger Agreement prior to such event.
Withholding Rights
Each of Parent, Merger Sub, the Surviving Corporation and the Paying Agent is entitled to deduct and withhold from the consideration otherwise payable to any person pursuant to the Merger Agreement (including any holder of Common Stock or a Company Equity Award) such amounts as it is required to deduct or withhold with respect to the making of such payment under any provision of any applicable law in respect of taxes. To the extent that amounts are so deducted or withheld and are paid to the applicable taxing authority, such amounts will be treated for the purposes of the Merger Agreement as having been paid to the person in respect of which such deduction or withholding was made. If the Company, the Surviving Corporation or Parent determine that any amounts are required to be deducted or withheld (other than any deduction or withholding with respect to any payments constituting compensation for services or any backup withholding), the Company, the Surviving Corporation or Parent must use commercially reasonable efforts to, prior to deducting or withholding such amounts, notify each other in respect of such determination and provide a reasonable opportunity for the person subject to such deduction or withholding to establish or obtain any exemption from or reduction in the amount of any such deduction or withholding that otherwise would be required.
Lost Certificates
In the event that any Certificates have been lost, stolen or destroyed, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof and, if required by Parent, an indemnity bond (in customary and reasonable sum), the Merger Consideration payable in respect thereof pursuant to the Merger Agreement.
Conditions to the Consummation of the Merger
The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction of or, to the extent permitted by law, waiver of, at or prior to the Closing, the following conditions:
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the Company Stockholder Approval having been obtained;

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no governmental authority with jurisdiction over any party to the Merger Agreement having issued any order or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no law having been adopted that makes consummation of the Merger illegal or otherwise prohibited;

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the applicable waiting period (and any extension thereof) applicable to the Merger under applicable antitrust law, including the HSR Act, having expired or been terminated; and

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the receipt of CFIUS Clearance.

In addition, Parent’s and Merger Sub’s obligations to effect the Merger are further subject to the satisfaction, to the extent permitted by law, or waiver on or prior to Closing of the following conditions:
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the Company’s representations and warranties regarding (i) its organization and good standing, authority and qualification to conduct its business, (ii) its authority to enter into the Merger Agreement and perform its obligations thereunder, (iii) the approval of the Board, the fairness opinion and the applicability of anti-takeover laws, (iv) the Company’s capitalization, (v) certain matters related to the Company’s subsidiaries, and (vi) fees owed to financial advisors, investment bankers, brokers, finders or agents in connection with the transaction being true and correct in all respects (except for failures to be true and correct that are de minimis) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except for any representation or warranty that is expressly made as of a specified date, which must only be true and correct as of such date);

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all other representations and warranties of the Company (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” and words of similar import set forth therein) being true and correct as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except for any such representation or warranty that is expressly made as of a specified date, which must only be true and correct as of such date), except where the failure to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

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the Company having performed and complied in all material respects with all covenants required to be performed or complied with by the Company under the Merger Agreement on or prior to the Closing Date;

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since the date of the Merger Agreement, no Company Material Adverse Effect (or any change, event, effect, development, condition, occurrence or circumstance that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect) having occurred; and

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Parent having received at the Closing a certificate signed on behalf of the Company by an authorized officer of the Company certifying that the conditions set forth in the preceding four bullet points have been satisfied.

In addition, the Company’s obligations to consummate the transactions contemplated by the Merger Agreement, including the Merger, are subject to the satisfaction or waiver by written consent of the Company (to the extent permitted by applicable law) of the following conditions:
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the representations and warranties of Parent and Merger Sub regarding (i) their organization and good standing, authority and qualification to conduct their business, (ii) their authority to enter into the Merger Agreement and perform their obligations thereunder, (iii) the votes and approvals required to enter into the Merger Agreement and consummate the Merger, (iv) the availability of funds to consummate the Merger and satisfy related obligations, (v) the solvency of Parent and the Surviving Corporation, (vi) brokers, finders or financial advisors engaged by Parent and (vi) information supplied for inclusion in this proxy statement being true and correct in all respects (except for failures to be true and correct that are de minimis) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except for any representation or warranty that is expressly made as of a specified date, which must only be true and correct as of such date);

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all other representations and warranties of Parent and Merger Sub (disregarding all qualifications or limitations as to “materiality,” “material adverse effect” and words of similar import set forth therein) being true and correct as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except for any representation or warranty that is expressly made as of a specified date, which must only be true and correct as of such date), except where the failure of such representations and warranties to be so true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent and Merger Sub to consummate the Merger and the other transactions contemplated by the Merger Agreement;
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Parent and Merger Sub having performed and complied in all material respects with all covenants required to be performed or complied with by Parent or Merger Sub under the Merger Agreement on or prior to the Closing Date; and

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the Company having received at the Closing a certificate signed on behalf of Parent by any authorized officer of Parent certifying that the conditions set forth in the preceding three bullet points have been satisfied.

Representations and Warranties
The Merger Agreement contains customary representations and warranties by the Company on the one hand, and Parent and Merger Sub, on the other hand.
The representations and warranties of the Company in the Merger Agreement relate to, among other things:
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organization, good standing, power and authority to conduct its business, due qualification;

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power and authority to enter into the Merger Agreement and consummate the transactions contemplated thereby;

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the Board approval, fairness opinion and applicability of anti-takeover laws;

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no conflicts;

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required filings and consents;

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capitalization;

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subsidiaries;

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documents filed with the SEC;

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financial statements and internal controls;

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no undisclosed material liabilities;

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absence of certain changes or events;

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material contracts;

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real property owned and leased by the Company;

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environmental matters;

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intellectual property;

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data privacy and security;

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tax matters;

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employee benefits;

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franchise matters;

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labor and employment matters;

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compliance with laws;

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legal proceedings and orders;

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insurance;

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anti-corruption compliance;

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economic sanctions and export controls compliance;

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top suppliers and top customers;

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quality and safety of Company food and beverage products;

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related party transactions; and

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financial advisors, investment bankers, brokers, finders or agents engaged by the Company.

The representations and warranties of Parent and Merger Sub in the Merger Agreement relate to, among other things:
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organization, good standing, power and authority to conduct their business;

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power and authority to enter into the Merger Agreement and consummate the transactions contemplated thereby;

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no conflicts;

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required filings and consents;

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the operations of the Merger Sub prior to Closing;

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no vote of Parent’s stockholders required;

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litigation relating to the Merger;

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sufficiency of funds;

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the solvency of Parent and the Surviving Corporation following Closing;

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absence of certain agreements;

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ownership of Common Stock;

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brokers, finders or financial advisors engaged by Parent;

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information to be included in the proxy statement; and

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the due diligence investigation conducted by Parent.

The Company’s representations and warranties are qualified by certain confidential disclosures made by the Company to Parent and Merger Sub, as well as by documents filed with or furnished to the SEC by the Company on or after January 1, 2024. In addition, certain representations and warranties made by Parent and the Company are subject to exceptions and qualifications (including exceptions based on materiality or (i) in the case of the Company, a Company Material Adverse Effect or (ii) in the case of Parent and Merger Sub, a material adverse effect).
“Company Material Adverse Effect” means, for the purposes of the Merger Agreement, any change, event, effect, development, condition, occurrence or circumstance that, individually or in the aggregate, has a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; provided that, none of the following will be deemed to be or constitute a Company Material Adverse Effect or be taken into account when determining whether a Company Material Adverse Effect has occurred (subject to the limitations set forth below):
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changes in general economic conditions, or changes in conditions in the global, international or United States economy generally;

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changes in conditions in the financial markets, credit markets, capital markets or commodity markets (including oil, produce and livestock commodities markets) in the United States or any other country or region, including (i) changes in interest rates or credit ratings; (ii) changes in exchange rates for the currencies of any country; (iii) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region or (iv) changes in prices of any commodities (including oil, produce or livestock, or any commodities or products derived therefrom, including beef or beef trimmings) in the United States or any other country or region;
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conditions (or changes therein) in the industries in which the Company and its subsidiaries conduct business;

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regulatory, legislative, tax or political conditions (or any changes therein), including civil unrest, protests and public demonstrations, any government responses thereto (e.g., curfews) and any escalation or worsening thereof;

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any geopolitical conditions, outbreak of hostilities, acts of war (whether or not declared), sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, cyberterrorism, terrorism or military actions);

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earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events;

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any (i) epidemic, pandemic or disease outbreak, human health crises or other force majeure events, in each case, including any worsening thereof, or (ii) law or mandate, directive, pronouncement, guideline or recommendation issued by a governmental authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place,” curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak or any change in such law or directive, pronouncement or guideline or interpretation thereof or any material worsening of such conditions;

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changes in GAAP or applicable laws (or their enforcement, implementation or interpretation);

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the negotiation, execution, delivery or performance of the Merger Agreement, or the announcement of the Merger Agreement or the pendency of the Merger, including the impact thereof on the relationships of the Company and its subsidiaries with customers, suppliers, lenders, lessors, business partners, employees, governmental authorities, vendors, franchisees, licensees, licensors or any other Person (provided that the exceptions set forth in this bullet shall not apply in connection with any breach of or inaccuracy in any representation or warranty set forth in the Merger Agreement expressly addressing the consequences of the negotiation, execution, delivery, performance or announcement of the Merger Agreement or the transactions contemplated therein);

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the compliance by the Company with the terms of the Merger Agreement;

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any action taken or refrained from being taken, in each case to which Parent has expressly approved, consented to or requested in writing following the date of the Merger Agreement;

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changes in the price or trading volume of the Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred, unless otherwise excluded by the exceptions to this definition); or

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any failure, in and of itself, by the Company and its subsidiaries to meet (i) any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period or (ii) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure described in the foregoing clauses (i) or (ii) may be taken into consideration when determining whether a Company Material Adverse Effect has occurred, unless otherwise excluded by the exceptions to this definition);

Provided that, with respect to the first eight bullets above, any such change, event, effect, development, condition, occurrence or circumstance shall be taken into account to the extent that it would reasonably be expected to have, a disproportionate adverse effect on the Company relative to other similarly-situated companies operating in the same industry or industries in the United States (in which case only the incremental disproportionate adverse effect shall be taken into account in determining whether there has been a Company Material Adverse Effect).

None of the representations, warranties, covenants or other agreements contained in the Merger Agreement or in any instrument delivered pursuant to the Merger Agreement, or any rights arising out of any breach of any of the foregoing, will survive the Effective Time, except for covenants and agreements which contemplate performance after the Effective Time or expressly by their terms survive the Effective Time. For more information, see the section entitled “— Explanatory Note Regarding the Merger Agreement and the Summary of the Merger Agreement” above.
Covenants Related to the Conduct of Business
The Company has agreed to certain covenants in the Merger Agreement restricting the conduct of its and its subsidiaries’ businesses between the date of the Merger Agreement and the Effective Time or, if applicable, the date on which the Merger Agreement is validly terminated.
In general, except as required by applicable law, as expressly contemplated or permitted by the Merger Agreement, or as approved by Parent in writing (which approval cannot be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time (the “Pre-Closing Period”), the Company is required, and must cause each of its subsidiaries to, use commercially reasonable efforts to (i) conduct its business in all material respects in the ordinary course of business consistent with past practice and (ii) preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with its officers, employees, suppliers, customers, distributors, licensors, Company franchisees and the franchise system as a whole and other persons with whom the Company or its subsidiaries have material business dealings.
Without limiting the generality of the preceding paragraph, during the Pre-Closing Period and except as required by applicable law or as expressly contemplated or permitted by the Merger Agreement, the Company has agreed that it and its subsidiaries shall not take the following actions without the prior written consent of Parent (which cannot be unreasonably withheld, conditioned or delayed):
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amend the organizational documents of the Company or any subsidiaries (other than any immaterial amendments);

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propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

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(i) issue, sell, deliver, grant, pledge, dispose of or encumber, or agree or commit to issue, sell, deliver, grant, pledge, dispose of or encumber, any Company securities (other than the issuance of Common Stock in accordance with the terms of any award agreements with respect to, and upon the exercise or settlement of, Company Stock Options or Company RSUs outstanding prior to the date hereof) or any subsidiary securities or (ii) adopt a rights plan;

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reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of any of its capital stock or other equity or voting interests, other than (i) the withholding of shares of Common Stock to satisfy the exercise price or tax obligations incurred in connection with the settlement of Company Stock Options and Company RSUs outstanding prior to the date of the Merger Agreement or (ii) the acquisition by the Company of Company RSUs outstanding prior to the date of the Merger Agreement in connection with the forfeiture of such awards, in each case, in accordance with their respective terms;

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establish a record date for, declare, set aside or pay any dividends on, or make any other distribution (whether in cash, shares or other equity or property, including any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of shares of capital stock or other equity or voting interest, except for (i) cash dividends made by any direct or indirect wholly-owned subsidiary of the Company to the Company or one of its other wholly-owned subsidiaries and (ii) up to two regular quarterly cash dividends on shares of Common Stock;

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incur, assume or suffer to exist any Indebtedness (as defined in the Merger Agreement), except (i) for trade payables incurred in the ordinary course of business consistent with past practice, or (ii) for loans or advances to wholly-owned subsidiaries of the Company in the ordinary course of business consistent with past practice;
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make any loans, advances or capital contributions to, or investments in, any other person;

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mortgage or pledge any assets, tangible or intangible, or create or suffer to exist any lien thereupon, except for any liens permitted under the Merger Agreement;

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except to the extent required by law or by any Company Benefit Plan (as defined in the Merger Agreement) or contract, (i) enter into, adopt, materially amend, materially modify or terminate any Company Benefit Plan, (ii) increase the compensation, bonus, severance, retention or termination pay payable or that could become payable to any current or former directors, officers or employees (excluding any compensation increases in the ordinary course of business consistent with past practice for any employees at Company-owned restaurant locations, other than restaurant general managers), or pay any benefit not required to be paid by any Company Benefit Plan in effect as of the date of the Merger Agreement or (iii) grant, amend or modify any equity or equity-based awards;

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settle any pending or threatened legal proceeding, except for the settlement of any proceeding that (i) does not require payments by the Company or its subsidiaries of more than one hundred thousand dollars individually or five hundred thousand dollars in the aggregate and does not impose any material non-monetary obligations on the Company or its subsidiaries or (ii) is transaction litigation settled in compliance with the Merger Agreement;

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materially change the Company’s or its subsidiaries’ methods, principles or practices of financial accounting or annual accounting period, except as required by GAAP, Regulation S-X of the Exchange Act or by any governmental authority;

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make, revoke or change any tax election, change any method of tax accounting, file any amended tax return or take action to surrender any claim for a refund of taxes that, in each case, individually or in the aggregate, would materially and adversely affect the tax liability of the Company or any of its subsidiaries;

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change the entity classification of any of the subsidiaries of the Company or consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment (other than any automatic extension of time in which to file a tax return);

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incur or commit to incur any capital expenditures in excess of one hundred thousand dollars individually and five hundred thousand dollars in the aggregate other than (i) consistent with the capital expenditure budget for the fiscal year 2026, (ii) pursuant to obligations imposed by any contract in effect as of the date of the Merger Agreement or (iii) emergency capital expenditures that are necessary to maintain the operations of the Company’s business and properties as currently conducted, provided that to the extent reasonably practicable, the Company must consult with Parent prior to incurring any emergency capital expenditures in excess of one hundred thousand dollars individually;

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enter into, modify in any material respect, amend in any material respect, terminate (other than any Material Contract (as defined in the Merger Agreement), real property lease or other restaurant lease that has expired in accordance with its terms) or waive any material rights or material claims under any Material Contract, real property lease or other restaurant lease except, in each case, for renewals of any Material Contract on substantially similar terms;

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(i) enter into any new Company franchise agreement with a new Company franchisee, (ii) renew any existing Company franchise agreement, (iii) modify in any material respect, amend in any material respect or terminate any Company franchise agreement, except, with respect to clauses (i) to (iii) above, (A) in the ordinary course of business consistent with past practice or if such amendment or modification would be on terms consistent with the Company’s form of franchise agreement, (B) as required by the terms of any Company franchise agreement in effect on the date of the Merger Agreement or (C) renewals in the ordinary course of business, provided, that no other material terms are modified or amended in connection with such renewal, (iv) except as may be necessary to comply with franchise laws, modify a Company FDD (as defined in the Merger Agreement) or any other materials that were created for or are used in connection with the offering or selling of any Company franchise or entering into any development agreement or (v) become subject to any franchise laws in any jurisdiction in which the Company or its subsidiaries are not currently subject to franchise laws, including by granting any Company franchise in any such jurisdiction;
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make any material change to the terms of the Company’s or any of its subsidiaries’ system-wide or region-wide policies with respect to Company franchisees, including any existing or new policies relating to (i) system-wide or region-wide Company franchisee rent, royalty or other fees and charges, or maintenance of advertising funds, (ii) system-wide or region-wide franchisee incentives or franchisee economic assistance, or (iii) system-wide or region-wide mandates relating to equipment, hardware or software; except, in the case of each of clauses (i) to (iii) above, for updates to existing system-wide or region-wide policies in the ordinary course of business consistent with past practice (for purposes of this clause, “system-wide” means applicable to all Company franchisees and “region-wide” means applicable to Company franchisees in the United States, Southeast Asia, Latin America/Caribbean or Europe);

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engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of the Company or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

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acquire (by merger, consolidation or acquisition of stock or assets) any other person or any material equity interest therein or assets thereof in any one transaction or series of related transactions, other than acquisitions (i) of raw materials, supplies, equipment or inventory from vendors or suppliers for consumption or use in the ordinary course of business consistent with past practice or (ii) that do not exceed one hundred thousand dollars in the aggregate;

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lease, acquire or sell, or enter into any contract to lease, acquire or sell, any real property or any interest therein for an aggregate payment that exceeds one hundred thousand dollars in any one transaction or series of related transactions, in each case, without prior good faith consultation with Parent;

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sell, assign, license, lease, transfer, abandon or otherwise dispose of, or create any lien on (other than any lien permitted under the Merger Agreement), or otherwise dispose of, any of the Company’s or its subsidiaries’ tangible assets, other than (i) in the ordinary course of business consistent with past practice, (ii) sales or other dispositions of equipment that is no longer used by the Company or its subsidiaries in the operation of their respective businesses or (iii) that have neither a fair market value of the assets nor an aggregate purchase price that exceeds one hundred thousand dollars in any one transaction or series of related transactions;

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sell, assign, lease, license, sublicense, terminate, abandon, waive, allow to lapse or otherwise transfer or dispose of, or create or incur any lien (other than liens permitted under the Merger Agreement) on or grant any interest in or rights with respect to, any material Company intellectual property (except for (i) non-exclusive licenses entered into or granted in the ordinary course of business consistent with past practice or (ii) allowing the lapse of Company intellectual property that is no longer actively used by the Company or its subsidiaries);

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close any Company-owned restaurants;

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fail to use commercially reasonable efforts to maintain in full force and effect material insurance policies covering the Company and its subsidiaries and their respective directors, officers, properties, assets and businesses in a form and amount consistent with past practice in all material respects;

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establish, adopt, enter into or amend any collective bargaining agreement (or recognize or certify any labor union, labor organization, works council or group of employees as the bargaining representative for any employees of the Company or any of its subsidiaries);

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implement any employee layoffs that trigger the Worker Adjustment and Retraining Notification Act of 1988 and any similar law; or

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agree, resolve or commit to take any of the actions prohibited by the bullets above.

No Solicitation; Acquisition Proposals; Adverse Recommendation Change
Except as otherwise provided in the Merger Agreement, from the date of the Merger Agreement until the earlier to occur of the Effective Time or the termination of the Merger Agreement, the Company is required to:
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cease any solicitations, discussions, negotiations or communications with any third party with respect to any Acquisition Proposal that would be prohibited by the Merger Agreement;

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request the prompt return or destruction of all non-public information concerning the Company or its subsidiaries previously furnished to any such third party (or its representatives) with whom a confidentiality agreement was entered into at any time within the one-year period preceding the date of the Merger Agreement, to the extent such third party is required to do so by such confidentiality agreement;

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cease providing any further information or access with respect to the Company and its subsidiaries or otherwise in connection with any Acquisition Proposal to any such third party (or its representatives); and

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terminate all access granted to any such third party (or its representatives) to any physical or electronic data room.

Except as otherwise provided in the Merger Agreement, the Company cannot:
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solicit, initiate, knowingly encourage or knowingly facilitate any Acquisition Proposal, including by providing information relating to the Company or any of its subsidiaries or affording access to the business, properties, assets, books or records of the Company or its subsidiaries to any third party (or its representatives) in connection with or for the purposes of knowingly encouraging or facilitating an Acquisition Proposal;

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engage in, enter into or otherwise participate in any discussions or negotiations with any third party (or its representatives) with respect to an Acquisition Proposal;

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approve or recommend an Acquisition Proposal;

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enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement relating to an Acquisition Proposal, other than an Acceptable Confidentiality Agreement (any of the foregoing, an “Alternative Acquisition Agreement”) or any agreement requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the Merger Agreement; or

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propose or agree to do any of the foregoing.

Notwithstanding anything to the contrary in the foregoing, if prior to obtaining the Company Stockholder Approval the Company receives an unsolicited written Acquisition Proposal from a third party that did not result from a material breach of the Merger Agreement and the Board (or a committee thereof) determines in good faith, after consultation with the Company’s independent financial advisors and outside legal counsel, that (i) the Acquisition Proposal constitutes or could be reasonably expected to result in a Superior Proposal and (ii) the failure to take the actions set forth in clauses (A) and (B) below would be inconsistent with its fiduciary duties under law, the Company and its subsidiaries and representatives may (A) furnish information (including non-public information) relating to the Company or any of its subsidiaries and afford access to the business, properties, assets, personnel, books and records of the Company or its subsidiaries to such third party (and its representatives) making such Acquisition Proposal (provided that prior to furnishing such information, the Company receives from the third party an executed Acceptable Confidentiality Agreement (as defined in the Merger Agreement), and any non-public information concerning the Company or its subsidiaries that is provided to such third party (or its representatives) is, to the extent not previously provided to Parent, provided to Parent as promptly as reasonably practicable thereafter (and in any event within twenty-four hours thereafter)), and (B) enter into, engage, maintain or otherwise participate in discussions or negotiations with such third party (and its representatives) with respect to such Acquisition Proposal, or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations.

The Company is required to notify Parent reasonably promptly (but in no event later than twenty-four hours) after receipt of any Acquisition Proposal or any request for non-public information regarding the Company or any of its subsidiaries by any third party that informs the Company that it is considering making, or has made, an Acquisition Proposal, or any other inquiry from any third party seeking non-public information or to have discussions or negotiations with the Company or its representatives regarding a possible Acquisition Proposal. The notice must be made in writing and must identify the third party making such Acquisition Proposal or request and indicate the material terms and conditions of the Acquisition Proposal, to the extent known (including providing copies of any written Acquisition Proposal and any proposed agreements related thereto). The Company must also reasonably promptly (and in any event within twenty-four hours) notify Parent, in writing, if it enters into discussions or negotiations concerning any Acquisition Proposal or provides non-public information to any third party as permitted by the Merger Agreement, promptly notify Parent of any change to the financial and other material terms and conditions of any such Acquisition Proposal and otherwise keep Parent reasonably informed of the status and terms of any such Acquisition Proposal, including by providing a copy of all written proposals, counter-proposals, offers, drafts of proposed agreements and any material correspondence relating thereto. Neither the Company nor any of its subsidiaries may enter into any confidentiality or similar agreement that would prohibit it from providing such information to Parent or otherwise complying with its obligations under the Merger Agreement.
Except as permitted below, neither the Board nor any committee can (i) (A) change, withhold, withdraw, modify or qualify in any manner adverse to Parent or Merger Sub or resolve to or publicly propose or announce its intention to change, withhold, withdraw, modify or qualify in a manner adverse to Parent or Merger Sub, the Board Recommendation, (B) approve, adopt or recommend or resolve to or publicly propose or announce its intention to approve, adopt or recommend any Acquisition Proposal, (C) fail to include the Board Recommendation in the Proxy Statement, (D) within ten business days of Parent’s written request, fail to make or reaffirm the Board Recommendation following the date any Acquisition Proposal or any material modification thereto is first disclosed or given to stockholders of the Company, (E) fail to recommend, in a Solicitation/ Recommendation Statement on Schedule 14D-9, against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten business days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer, or (F) publicly propose or agree to any of the foregoing (any of the actions described in clauses (A) through (F) above, an “Adverse Recommendation Change”) or (ii) approve, adopt, declare advisable or recommend (or agree to, resolve or propose to approve, adopt, declare advisable or recommend), or cause or permit the Company or any of its subsidiaries to enter into, any Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with the Merger Agreement) or publicly propose or announce its intention to do any of the foregoing.
Notwithstanding anything in the Merger Agreement to the contrary, at any time prior to obtaining the Company Stockholder Approval, the Board may (i) effect an Adverse Recommendation Change in response to an Intervening Event; or (ii) if the Company has received a written Acquisition Proposal that did not result from a breach of the Merger Agreement and the Board (or a committee thereof) has determined, after consultation with the Company’s outside legal counsel and independent financial advisors, constitutes a Superior Proposal, effect an Adverse Recommendation Change and/or terminate the Merger Agreement with respect to such Superior Proposal, in each case, if and only if:
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the Company has complied in all material respects with its obligations under the relevant sections of the Merger Agreement;

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the Board (or a committee thereof) has determined, after consultation with the Company’s outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary or other duties under law;

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the Company has provided a prior written notice (a “Notice of Change of Recommendation”) to Parent stating that the Board (or a committee thereof) intends to take such action and the basis therefor, which notice shall (i) in the case of an Intervening Event, describe the Intervening Event in reasonable detail and (ii) in the case of a Superior Proposal, identify the third party making the Superior Proposal, describe in reasonable detail the material terms and conditions of the Superior Proposal and include copies of all relevant documents relating to such Superior Proposal, including any proposed merger or other agreement, financing documents and commitment letters;
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during the four business day period following Parent’s receipt of the Notice of Change of Recommendation (a “Notice of Change Period”), the Company is required to negotiate with Parent (to the extent Parent desires to negotiate) to make adjustments or modifications in the terms and conditions of the Merger Agreement so that, (i) in the case of an Intervening Event, the failure to effect such Adverse Recommendation Change would no longer reasonably be expected to be inconsistent with the directors’ fiduciary or other duties under law and (ii) in the case of a Superior Proposal, such Acquisition Proposal ceases to constitute a Superior Proposal; and

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following such Notice of Change Period, the Board (or a committee thereof) has determined, after consultation with the Company’s outside legal counsel and independent financial advisors, and taking into account any changes to the Merger Agreement or the Merger and other transactions contemplated therein proposed by Parent in response to the Notice of Change of Recommendation or otherwise, that the failure of the Board (or a committee thereof) to effect an Adverse Recommendation Change and/or terminate the Merger Agreement, as applicable, could reasonably be expected to be inconsistent with the directors’ fiduciary or other duties under law and, with respect to a Superior Proposal, that such Acquisition Proposal continues to constitute a Superior Proposal.

Any amendment to the financial terms (including the form, amount or timing of payment of consideration) or any other material amendment of a Superior Proposal requires a new Notice of Change of Recommendation, and the Company is required to comply again with the requirements above; provided that the Notice of Change Period is reduced to two business days following receipt by Parent of such new Notice of Change of Recommendation. The delivery of the Notice of Change of Recommendation by the Company does not, in and of itself, constitute an Adverse Recommendation Change.
Nothing contained in the Merger Agreement prohibits the Company, the Board, or a committee thereof from (i) taking and disclosing to the Company’s stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of the Company that is required by law (it being agreed that a factually accurate public statement by the Company that describes the Company’s receipt of an Acquisition Proposal and the operation of the Merger Agreement with respect thereto or the issuance by the Company or the Board (or a committee thereof) of a “stop, look and listen” or any similar statement of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act will not constitute an Adverse Recommendation Change).
Company Proxy Statement and Stockholders Meeting
The Company is required to prepare and file the preliminary proxy statement with the SEC as promptly as reasonably practicable following the date of the Merger Agreement (and in any event within forty-five days thereof), and to use reasonable best efforts to respond to any comments by the SEC staff as promptly as reasonably practicable after the receipt thereof. The Company is also required to cause the definitive proxy statement to be filed with the SEC and mailed to the Company’s stockholders as promptly as practicable, and in no event more than ten business days, after the later of (i) the expiration of the ten day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act, (ii) the date on which the Company learns the SEC staff has no further comments or (iii) the date on which both the waiting period under the HSR Act has expired or been terminated and the parties have received CFIUS Clearance (the “Proxy Statement Clearance Date”).
The Company is required to duly give notice of, convene and hold a meeting of its stockholders to consider and vote upon a proposal to adopt the Merger Agreement (the “Stockholders’ Meeting”) for the purpose of obtaining the Company Stockholder Approval as promptly as reasonably practicable after the Proxy Statement Clearance Date, provided that the meeting cannot be held later than thirty calendar days following the date the Proxy Statement is mailed to the Company’s stockholders without Parent’s prior written consent.
Except to the extent the Board (or a committee thereof) has withdrawn, modified or qualified its recommendation or otherwise effected an Adverse Recommendation Change, which Adverse

Recommendation Change is not later withdrawn, the Proxy Statement is required to include the Board Recommendation and the Company is required to use reasonable best efforts to solicit proxies in favor of the adoption of the Merger Agreement.
The Company may, and at Parent’s request must, adjourn the Stockholders’ Meeting in one or more successive adjournments to a date that is no later than thirty days after the date on which the Stockholders’ Meeting was originally scheduled (excluding any adjournments or postponements required by law) (i) if a quorum has not been established, (ii) to allow reasonable additional time to solicit additional proxies if necessary in order to obtain the Company Stockholder Approval or (iii) after consultation with Parent, to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Board (or a committee thereof) has determined in good faith is necessary or advisable under law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Stockholders’ Meeting
If at any time prior to the Effective Time any event or circumstance is discovered by the Company which, pursuant to law, should be set forth in an amendment or a supplement to the Proxy Statement, the Company is required to as promptly as reasonably practicable inform Parent. The parties have agreed to correct any information provided for use in the Proxy Statement which becomes false or misleading. Each of the Company and Parent must cause all documents that such party is responsible for filing with the SEC in connection with the Merger to comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
Access to Information; Notice of Certain Events
From the date of the Merger Agreement until the Effective Time or the date on which the Merger Agreement is terminated, the Company is required, upon reasonable prior notice, to give Parent and Merger Sub, their officers and employees and their authorized representatives, reasonable access during normal business hours to the contracts, books, records, analyses, projections, financial and operating data, plans, systems, senior management, employees, other representatives, offices and other facilities and properties of the Company as Parent or Merger Sub or their respective representatives may from time to time reasonably request in writing. The terms of the Confidentiality Agreement (as defined below) shall apply to any such information provided to Parent or Merger Sub. Notwithstanding anything to the contrary in the Merger Agreement, the Company is not required to provide access to, or to disclose information, where such access or disclosure would, as advised by outside counsel, (i) jeopardize the attorney-client privilege of the Company or its subsidiaries or (ii) contravene any law or any applicable antitrust principles or contractual restriction, provided, that the Company must use commercially reasonable efforts to make reasonable alternative arrangements to permit such access or disclosure in a way that does not violate such obligations or law or would not result in the loss of such legal protections, including entering into a joint defense agreement in customary form. The Company is required to deliver a copy of the Fairness Opinion to Parent and has done so.
The Company is required to give prompt notice to Parent and Merger Sub, and Parent and Merger Sub are required to give prompt written notice to the Company, of the occurrence or non-occurrence of any event whose occurrence or non-occurrence, as the case may be, would reasonably be likely to cause any condition to Closing to not be satisfied. In addition, each party is required to give prompt notice to the other parties of any notice or other communication received by such party from any governmental authority in connection with the Merger Agreement, the Merger or the transactions contemplated thereby, or from any person alleging that the consent of such person is or may be required in connection with the Merger or the transactions contemplated by the Merger Agreement.
Employee Benefit Plan Matters
For a period of nine months following the Closing Date (the “Benefits Continuation Period”), Parent is required to provide to employees of the Company and its subsidiaries, while their employment continues during the Benefits Continuation Period (the “Continuing Employees”), (i) base salary or wage level and target cash bonus opportunities no less, in the aggregate, than the base salary or wage level (as applicable)

and target cash bonus opportunities provided to them as employees of the Company or its subsidiaries as of immediately prior to the Effective Time and (ii) employee benefits that are substantially comparable in the aggregate to those provided to such Continuing Employees immediately prior to the Effective Time. Parent is not required to provide any Continuing Employees with any equity-based compensation.
Parent is required to (i) credit each Continuing Employee with his or her years of service with the Company and any predecessor entities for purposes of eligibility, vesting and benefit accrual (including but not limited to accrual of paid time off and levels of severance benefits under severance arrangements) with respect to the Company Benefit Plans and any replacement or successor benefit plan of Parent that a Continuing Employee is eligible to participate in following the Closing Date, except for benefit accrual under a defined benefit pension plan or to the extent such credit would result in a duplication of benefits, (ii) use commercially reasonable efforts to waive any applicable pre-existing condition exclusions and waiting periods with respect to participation and coverage requirements in any replacement or successor welfare benefit plan of Parent that a Continuing Employee is eligible to participate in following the Closing Date to the extent such exclusions or waiting periods were inapplicable to, or had been satisfied by, such Continuing Employee immediately prior to the Closing Date under the analogous Company Benefit Plan in which such Continuing Employee participated, and (iii) use commercially reasonable efforts to provide each Continuing Employee with credit for any co-payments and deductibles paid during the portion of the applicable plan year in which Closing Date occurs (to the same extent such credit was given under the analogous Company Benefit Plan prior to the Closing Date) in satisfying any applicable deductible or out of pocket requirements.
No provision of the Merger Agreement (i) constitutes the establishment or adoption of, or amendment to, any Company Benefit Plan or employee benefit plan, or requires Parent or the Company or any of their respective subsidiaries or affiliates to continue any Company Benefit Plan or other employee benefit plan, (ii) creates any third party beneficiary rights in any current or former employee, officer, director or other service provider of the Company or any of its affiliates (including any beneficiary or dependent thereof) in respect of continued employment by the Company, Parent, any of their respective Affiliates or otherwise, or (iii) in any way limits the ability of the Company, Parent or any of their subsidiaries or affiliates to terminate the employment of any individual at any time or for any reason. Parent is also required to provide certain severance benefits to Continuing Employees whose employment terminates during the Benefits Continuation Period.
Prior to the Closing, the Company is required to, at Parent’s request, take all actions necessary for the termination of each Company Benefit Plan that constitutes a plan qualified under Section 401(a) of the Code (each such plan, a “Company Qualified Plan”), with such termination effective no later than the date immediately preceding the Closing Date. The resolutions and other actions taken to terminate any such Company Qualified Plan, and any amendments required in connection with such termination, if applicable, are required to be in a form and manner reasonably acceptable to Parent, and the Company is required to provide Parent with reasonably satisfactory evidence that each Company Qualified Plan has been amended and terminated in accordance with the applicable Company Qualified Plan document and law. If a Company Qualified Plan is terminated as contemplated above, Parent must permit rollover (other than loan rollover) from such Company Qualified Plan.
Prior to the Closing, the Company is required to, at Parent’s request, take all actions necessary for the termination of the Company Benefit Plans offering group health or welfare benefits, as identified by Parent prior to the Closing (the “Company Welfare Plans”), with such termination to be effective upon the Closing Date. The resolutions and other actions taken to terminate any such Company Welfare Plan must be in a form and manner reasonably acceptable to Parent, and the Company must provide Parent with reasonably satisfactory evidence that each Company Welfare Plan will be terminated effective upon the Closing in accordance with the terms of the applicable Company Welfare Plan documents and applicable law.
Director and Officer Liability
For six years after the Closing, Parent has agreed to cause the Surviving Corporation to meet all of the obligations of the Company, to the fullest extent permitted by law, under the Company’s organizational documents and the organizational documents of the Company’s subsidiaries, and under any indemnification or other similar agreements provided to Parent (the “Indemnification Agreements”), to indemnify and advance expenses to their respective directors, officers and other persons covered by such organizational documents or Indemnification Agreements (the “Covered Persons”) arising out of or relating to actions or omissions in such capacity prior to the Effective Time, including in connection with the approval of the Merger Agreement and the transactions contemplated thereby.
For the six-year period, Parent must: (i) indemnify and hold harmless each Covered Person against any costs, fees or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, to the extent such claim, action, suit, proceeding or investigation arises out of or pertains to: (A) any action or omission or alleged action or omission in such Covered Person’s capacity as such prior to the Effective Time, or (B) the Merger Agreement and any of the transactions contemplated thereby; and (ii) pay in advance of the final disposition of any such claim, action, suit, proceeding or investigation the expenses (including attorneys’ fees) of any Covered Person upon receipt (to the extent required by the DGCL) of an undertaking by or on behalf of such Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to be indemnified.
Effective as of the Effective Time, the Company must purchase, after prior consultation with Parent (and at a price not to exceed three hundred percent of the amount per annum the Company paid for such insurance in its last full fiscal year prior to the date of the Merger Agreement) a directors’ and officers’ liability insurance “tail” or “runoff” insurance policy for a period of six years after the Effective Time with respect to wrongful acts and/or omissions committed or allegedly committed by Covered Persons prior to the Effective Time. Such policy must have an aggregate coverage limit in an amount not to exceed the annual aggregate coverage limit under the Company’s and its subsidiaries’ existing directors’ and officers’ liability policy, and in all other material respects must be comparable to such existing coverage. If the Company fails to timely purchase such prepaid “tail” or “runoff” policy, then either Parent may purchase the policy on behalf of the Company or the Surviving Corporation or the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions that are not less favorable with respect to matters occurring prior to the Effective Time.
In the event that, during the period six years after the Effective Time, the Surviving Corporation or any of its successors or assigns consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or transfers all or substantially all of its properties and assets to any person, then, Parent shall use commercially reasonable efforts to cause such continuing or surviving corporation or entity or transferee of such assets to assume all of the applicable obligations set forth above.
The Covered Persons (and their successors and heirs) are intended third party beneficiaries of these provisions and the provisions cannot be amended in a manner that is adverse to the Covered Persons (or their successors or heirs) or terminated without the prior written consent of the Covered Persons (or their successors or heirs) affected thereby.
Consents and Approvals
Except as otherwise provided in the Merger Agreement, Parent and Merger Sub, on the one hand, and the Company, on the other hand, have agreed to use their respective reasonable best efforts to (i) take (or cause to be taken) all actions; (ii) do (or cause to be done) all things; and (iii) assist and cooperate with the other parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to law or otherwise to consummate the transactions contemplated by the Merger Agreement, as promptly as practicable, and in any event prior to the End Date, including by obtaining all consents, licenses, permits, waivers, clearances, approvals, orders and authorizations required to be obtained from any governmental authority and making all required registrations, declarations and filings with any governmental authority, in each case that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement.
Each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, has agreed to (i) make or cause to be made the applications or filings required to be made by Parent, Merger Sub or the Company or any of their respective subsidiaries, as applicable, under or with respect to all applicable Antitrust Laws, including the HSR Act, within twenty business days after the date of the Merger Agreement and

(ii) submit jointly to CFIUS a CFIUS Declaration in respect of the Merger as promptly as practicable after the date of the Merger Agreement, and provide any supplemental information and other related information requested by CFIUS pursuant to the DPA as soon as reasonably practicable (and, in any case, within the time periods allotted). Unless otherwise agreed in writing by Parent and the Company, the parties are required to seek early termination of the waiting period with respect to any filings under the HSR Act. The Company and Parent made the filings required under the HSR Act and submitted a CFIUS Declaration on January 23, 2026, and the applicable waiting period under the HSR Act expired at 11:59 p.m., Eastern Time, on February 23, 2026.
If CFIUS is unable to complete action under the DPA with respect to the Merger on the basis of a CFIUS Declaration, or if CFIUS requests that the parties submit a CFIUS Notice following its assessment of a CFIUS Declaration, the parties must as promptly as reasonably practicable (i) prepare and submit a draft CFIUS Notice pursuant to the DPA, and (ii) after prompt resolution of all questions and comments received from CFIUS on such draft CFIUS Notice, prepare and submit the final CFIUS Notice, which must be made promptly after the date all questions and comments received from CFIUS on such draft have been resolved or after CFIUS staff shall have indicated to the parties that it has no questions or comments. During any review or investigation in connection with the CFIUS Notice, the parties have agreed to use their reasonable best efforts to provide any supplemental information and other related information requested by CFIUS pursuant to the DPA as soon as reasonably practicable (and, in any case, within the time periods allotted).
Each party has also agreed to use its reasonable best efforts, subject to the terms and conditions of the Merger Agreement, including as described below, to obtain CFIUS Clearance as promptly as practicable, and each of Parent and the Company must (i) allow each other to have an opportunity to review in advance and comment on drafts of filings and submissions, subject to redactions of information reasonably determined by such party to be confidential, (ii) inform each other of any communication received by such party from, or given by such party to, CFIUS, by promptly providing copies to the other of any such written communications, except for any exhibits to such communications providing the personal identifying information required by 31 C.F.R. § 800.502(c)(5)(vi), any communications that are otherwise requested by CFIUS to remain confidential from the other party or information reasonably determined by such party to be confidential, (iii) permit each other to review in advance any written or oral communication that such party gives to CFIUS, except for any communications that are requested by CFIUS to remain confidential from the other party or information reasonably determined by such party to be confidential, reasonably consulting with the other in advance of any meeting, telephone call or conference with CFIUS, and to the extent not prohibited by CFIUS, giving the other the opportunity to attend and participate in any telephonic conferences or in-person meetings with CFIUS. Notwithstanding anything to the contrary contained in the Merger Agreement, in the event of a CFIUS Turndown, the Company or Parent may, in its discretion, request a withdrawal of the CFIUS Notice filed with CFIUS in connection with the CFIUS Clearance, none of the parties shall have any further obligation to seek CFIUS Clearance and the Merger Agreement may be terminated.
Parent and the Company have agreed to (i) reasonably cooperate and coordinate with the other party in connection with the other party’s applications, filings or submissions with respect to the HSR Act; (ii) give the other party a reasonable opportunity to review any such applications, filings or submissions; (iii) promptly inform the other party of the occurrence and contents of any substantive oral communications from, and promptly provide to the other party copies of any substantive written communications from, any governmental authority in respect of such filings, applications or submissions; (iv) provide the other party with drafts of any substantive written communications to any governmental authority in respect of such filings, applications or submissions and give the other party a reasonable opportunity to review such draft communications; and (v) provide to the other party such necessary information and reasonable assistance as the other party may reasonably request, including with respect to any requests for additional information, documents or other materials by any governmental authority; provided, that each of the Company, Parent and Merger Sub may designate any non-public or competitively sensitive information (including trade secrets) provided to any governmental authority with respect to the HSR Act as restricted to “outside counsel only” and any such information shall not be shared with employees, officers or directors or their equivalents of Parent or Merger Sub, without approval of the Company, if the Company is providing the non-public or competitively sensitive information, or to the Company, without approval of Parent, if Parent or Merger

Sub is providing the non-public or competitively sensitive information, and none of the Company, Parent and Merger Sub shall be required to share information that is entitled to legal privilege with the other parties, even on an “outside counsel only” basis, where this would cause such information to cease to be entitled to legal privilege. To the extent reasonably practicable, each party has agreed not to participate in any substantive meeting or discussion, either in person or by telephone, with any governmental authority with respect to HSR Act applications, filings or submissions unless it consults with the other party in advance and, to the extent not prohibited by such governmental authority, gives the other party the opportunity to attend and participate.
Notwithstanding anything in the Merger Agreement to the contrary, no party is required to (and, without Parent’s prior written consent, the Company will not) (i) negotiate, commit to or effect, by consent decree, hold separate order or otherwise, the sale, lease, license, divestiture or disposition of any assets, rights, product lines or businesses of such party or any of its affiliates, (ii) terminate any existing relationships, contractual rights or obligations of such party or any of its affiliates, (iii) terminate any joint venture or other arrangement, (iv) create any relationship, contractual rights or obligations of such party or any of its affiliates, (v) effectuate any other change or restructuring of such party or any of its affiliates, (vi) otherwise take or commit to take any actions, including agreeing to prior approval restrictions, with respect to the businesses, product lines or assets of such party or any of its affiliates, or (vii) enter into litigation to overturn or challenge any governmental determination or action.
If consent of the counterparty to a Material Contract is required under the terms thereof in connection with the Merger or the other transactions contemplated by the Merger Agreement, then as promptly as practicable, the Company is required to give any notices to such counterparties and use commercially reasonable efforts to obtain such consents or waivers (provided that in no event will any party be required to, and in no event will the Company prior to the Effective Time, without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), pay any fee, penalty or other consideration or make any accommodation to any third party to obtain any consent, approval or waiver required with respect to any such Material Contract). The Company must, at Parent’s request, obtain payoff instructions and a customary payoff letter in connection with the repayment and termination of the Company Credit Facility and any other contract providing for Indebtedness for borrowed money and any liens resulting therefrom.
If any legal proceeding is instituted (or threatened to be instituted) by a governmental authority challenging the transactions contemplated by the Merger Agreement as violative of any law, each of the parties must cooperate and use commercially reasonable efforts to contest and resist any such legal proceeding.
Public Announcements
Neither the Company nor Parent is permitted to issue or cause the publication of any press release or other announcement with respect to the Merger or the Merger Agreement without the prior consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such party determines, after consultation with counsel, that it is required by law, a legal proceeding, or by any listing agreement with or the listing rules of a national securities exchange or trading market to issue or cause the publication of any press release or other announcement, in which event such party shall endeavor, on a basis reasonable under the circumstances, to provide an opportunity to the other party to review and comment upon such press release or other announcement. Notwithstanding the foregoing, (i) the Company is not required to consult with Parent before issuing any press release or making any other public statement with respect to an Adverse Recommendation Change effected in accordance with the Merger Agreement, (ii) neither the Company, on the one hand, nor Parent or the Merger Sub, on the other hand, is required to consult with the other before issuing any press release or making any other public statement with respect to the termination of the Merger Agreement or the effects or consequences thereof or any legal proceeding between the parties; and (iii) each party may make disclosures or statements that are substantially the same as previous press releases, public disclosures or public statements made by Parent and the Company in compliance with the above, which do not contain any information relating to the Company, Parent or the transactions contemplated by the Merger Agreement that has not been previously announced or made public in accordance with the terms above. Prior to any party making any written communications to the employees of the Company or any of its subsidiaries pertaining to employment, compensation or benefit matters that are affected by the transactions contemplated by the Merger Agreement, each party is required to provide the other party with a copy of the intended communication and give the other party a reasonable period of time to review and comment on the communication, and the parties must cooperate in providing any such mutually agreeable communication. The Company must also use commercially reasonable efforts to facilitate a reasonable number of meetings, at reasonable times and upon reasonable advance notice, between Parent and the employees of the Company or any of its subsidiaries as Parent may request for purposes of discussing matters related to post-Closing employment of such employees.
Confidentiality
Parent and the Company have agreed to continue to be bound by the letter agreement dated as of June 10, 2025, between Parent and the Company (the “Confidentiality Agreement”), provided that the actions taken by Parent, Merger Sub that are required by or in connection with the Merger Agreement will not be considered to be a violation of the Confidentiality Agreement, and the confidentiality, non-disclosure and use restrictions on Parent under the Confidentiality Agreement will terminate upon the Closing.
No Control of the Other Party’s Business
The parties have agreed that the restrictions set forth in the Merger Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company or its subsidiaries, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent, Merger Sub and the Company and its subsidiaries will exercise (consistent with the terms, conditions and restrictions of the Merger Agreement) complete control and supervision over their own respective business and operations.
Other Agreements
The Merger Agreement contains certain other covenants and agreements, including covenants and agreements relating to, among other things, and subject to certain exceptions and qualifications described in the Merger Agreement:
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cooperation between the Company and Parent in connection with certain litigation relating to the Merger;

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the Company taking steps to ensure that dispositions of Common Stock by its officers and directors are exempt under Rule 16b-3 of the Exchange Act; and

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cooperation to cause the delisting of the Company’s Common Stock from Nasdaq as promptly as practicable after the Effective Time.

Termination of the Merger Agreement
The Merger Agreement may be terminated at any time prior to the Effective Time:
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by mutual written consent of Parent and the Company;

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by either Parent or the Company if there is a CFIUS Turndown;

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by either Parent or the Company if the Merger has not been consummated on or before June 22, 2026, provided that if, as of such date, all of the conditions to Closing have been satisfied or (to the extent permitted by law) waived, other than (i) (A) certain conditions related to the HSR Act and CFIUS Clearance, (B) the Stockholders’ Meeting having not occurred and the Company Stockholder Approval not having been obtained solely as a result of the above conditions related to the HSR Act and CFIUS Clearance having not been satisfied and (C) certain actions required to be taken by the Company having not yet been completed, and (ii) those conditions that by their terms are to be satisfied at Closing, which conditions shall be capable of being satisfied at such time, then the End Date is automatically extended until October 20, 2026; provided, further, that the right to terminate the Merger Agreement pursuant to these provisions shall not be available (1) to any party whose material breach of any provision of the Merger Agreement has caused the failure to consummate the Merger on or prior to the End Date or (2) to either party until five business days after the completion of the Stockholders’ Meeting (including after any postponement, recess or adjournment thereof taken in accordance with the Merger Agreement) if, prior to the End Date, those conditions related to the HSR Act and CFIUS Clearance have been satisfied or (to the extent permitted by law) waived;
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by either Parent or the Company if any governmental authority of competent jurisdiction has issued a final and non-appealable order or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Merger, provided that the party seeking to terminate the Merger Agreement on this basis shall not have breached in any material respect its obligations under the consents and approvals provisions in the Merger Agreement, which breach is the primary cause or directly resulted in the issuance of such order or other action;

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by either Parent or the Company if the Stockholders’ Meeting has concluded (including after any postponement, recess or adjournment thereof taken in accordance with the Merger Agreement) and the Company Stockholder Approval has not been obtained;

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by Parent in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained in the Merger Agreement that (i) would result in any of Parent or Merger Sub’s conditions to Closing not being satisfied and (ii) has not been cured prior to the earlier of the End Date or the thirtieth calendar day following Parent’s delivery of written notice of such breach to the Company; provided that Parent is not entitled to terminate the Merger Agreement on this basis if, at the time of such termination, either Parent of Merger Sub is then in breach of any representation, warranty, covenant or agreement contained in the Merger Agreement such the Company’s conditions to Closing would not be satisfied;

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by the Company in the event of a breach by Parent or Merger Sub of any representation, warranty, covenant or other agreement contained in the Merger Agreement that (i) would result in any of the Company’s conditions to Closing not being satisfied and (ii) has not been cured prior to the earlier of the End Date or the thirtieth calendar day following the Company’s delivery of written notice describing such breach to Parent; provided that the Company is not entitled to terminate the Merger Agreement on this basis if, at the time of such termination, the Company is then in breach of any representation, warranty, covenant or agreement contained in the Merger Agreement such that Parent or Merger Sub’s conditions to Closing would not be satisfied;

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by Parent if (i) the Board or any committee has effected an Adverse Recommendation Change; provided that the exercise of such termination right by Parent must occur within ten days following such Adverse Recommendation Change, or (ii) the Company has breached its obligations as described in the “No Solicitation; Acquisition Proposals; Adverse Recommendation Change” and “Company Proxy Statement and Stockholders Meeting” sections above in any material respect; or

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by the Company, upon written notice to Parent, if (i) prior to obtaining the Company Stockholder Approval, the Board has effected an Adverse Recommendation Change in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal, (ii) the Company has complied in all material respects with its obligations as described in the “No Solicitation; Acquisition Proposals; Adverse Recommendation Change” and “Company Proxy Statement and Stockholders Meeting” sections above and (iii) the Company pays to Parent the Company Termination Fee.

If the Merger Agreement is terminated as provided above, the Merger Agreement becomes void and of no effect without liability of any party (or any representative of such party) to each other party hereto, provided that the Confidentiality Agreement and certain provisions of the Merger Agreement survive termination. Notwithstanding anything to the contrary provided in the Merger Agreement, including in the foregoing provisions, nothing relieves any party to the Merger Agreement from liability for a willful breach prior to such termination.
Fees and Expenses; Termination Fees
Generally, each party is required to pay its own fees and expenses, except that Parent is responsible for all filing fees payable pursuant to Antitrust Law, including the HSR Act, or in connection with seeking CFIUS Clearance.

In addition, upon termination of the Merger Agreement under specified circumstances, certain fees will become payable by either the Company to Parent or Parent to the Company.
The Company will pay Parent (or its designee) a termination fee of $10,581,814 (the “Company Termination Fee”) if (i) the Merger Agreement is terminated by the Company prior to obtaining the Company Stockholder Approval because the Board or a committee thereof made an Adverse Recommendation Change in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal, (ii) the Merger Agreement is terminated by Parent because the Board or a committee thereof made an Adverse Recommendation Change, or (iii) Parent or the Company terminates the Merger Agreement because the Special Meeting has concluded and approval of the Merger Proposal has not been obtained and the Board or a committee thereof made an Adverse Recommendation Change.
In addition, the Company Termination Fee is also payable if the Merger Agreement is terminated due to (i) the End Date having passed, (ii) the failure to obtain the Company Stockholder Approval, or (iii) by Parent due to a terminable breach by the Company, in each case after an Acquisition Proposal was made or publicly announced, and the Company enters into a definitive agreement for or consummates an Acquisition Proposal in which any person (a) acquires or would acquire Common Stock representing more than 50% of all outstanding Common Stock, (b) acquires or would acquire assets of the Company or its subsidiaries representing more than 50% of the consolidated assets of the Company and its subsidiaries, or (c) is party to another transaction that results in such person holding Common Stock representing more than 50% of all outstanding Common Stock, in each case within nine months after the date of termination.
In addition, in each case above, the Company is only obligated to pay the Company Termination Fee if neither Parent nor Merger Sub is in material breach of the Merger Agreement at the time of the termination.
Parent will, subject to the requirement described in the following paragraph, pay the Company a termination fee of $7,407,270 (the “Parent Termination Fee”) if the Merger Agreement is terminated by Parent or the Company (a) due to a CFIUS Turndown, if the Company is not in material breach of the Merger Agreement at the time of such termination or (b) due to the End Date having passed (provided that, if Parent terminates the Merger Agreement because the End Date passed, the Company had the right to do so), if at such time the Closing conditions related to CFIUS have not been satisfied, certain other conditions to Closing have been satisfied and no breach by the Company of its obligations with respect to governmental consents and approvals has been primary cause of the Closing conditions related to CFIUS Clearance not having been satisfied.
In each case above, Parent is only obligated to pay the Parent Termination Fee if the Company is not in material breach of the Merger Agreement at the time of the termination. Moreover, in order for the Parent Termination Fee to become due and payable, the Company must elect (in its sole discretion) to cause an amendment to the License Agreement between Nathan’s Famous Systems, Inc. and a subsidiary of Parent, dated December 5, 2012, to be executed, in the form attached to the Merger Agreement as Exhibit B.
If a party is entitled to receive a termination fee, then receipt of the termination fee is deemed to be liquidated damages for any and all losses or damages suffered or incurred by the party receiving the termination fee and any of its affiliates (including Merger Sub, in the event that Parent receives the Company Termination Fee) or any other person in connection with the Merger Agreement (and the termination thereof), the transactions contemplated by the Merger Agreement (and the abandonment thereof) or any matter forming the basis for such termination. The party that pays the termination fee has no further liability to the party receiving the termination fee and any of its affiliates (including Merger Sub, in the event that Parent receives the Company Termination Fee) in connection with the Merger Agreement (and the termination thereof), the transactions contemplated by the Merger Agreement (and the abandonment thereof) or any matter forming the basis for such termination, and neither the party that receives the Termination Fee, nor any of its Affiliates (including Merger Sub, in the event that Parent receives the Company Termination Fee), nor any other person is entitled to bring or maintain any claim against the party that pays the termination fee, any of its affiliates or any of their respective directors, officers and employees for damages or any equitable relief arising out of or in connection with the Merger Agreement (other than equitable relief to require payment of the applicable termination fee), any of the transactions contemplated by the Merger Agreement or any matters forming the basis for such termination, except, in each case, with respect to liability of any such person for willful breach prior to the relevant termination.

If the Company or Parent fails to pay a termination fee as required by the Merger Agreement and the party owed a termination fee commences a suit which results in a final, non-appealable judgment against the party owing the termination fee, then the party owing the termination fee is required to pay the party owed the termination fee its costs and expenses (including attorney’s fees and disbursements) in connection with such suit, together with interest on the termination fee at the “prime rate” as published in The Wall Street Journal in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of three hundred and sixty-five days and the actual number of days elapsed, without compounding).
Amendments and Waivers
Any provision of the Merger Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that following receipt of the Company Stockholder Approval, no amendment may be made that requires the further approval of the stockholders of the Company under the DGCL unless the required further approval is obtained.
Governing Law
The Merger Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to the Merger Agreement or the Merger, is to be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law rules.
Jurisdiction
Any legal proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Merger Agreement or the transactions contemplated by the Merger Agreement, must be brought in the Court of Chancery of the State of Delaware, or if that court does not have jurisdiction, any state or federal court sitting in the State of Delaware. Each party has submitted to the exclusive jurisdiction of those courts in respect of any legal proceeding arising out of or relating to the Merger Agreement or the transactions contemplated by the Merger Agreement, or relating to enforcement of any of the terms of the Merger Agreement, and has irrevocably waived as a defense in any such legal proceeding any claim that it is not subject personally to the jurisdiction of such court, that the legal proceeding is brought in an inconvenient forum, that the venue of the legal proceeding is improper or that the Merger Agreement or the transactions contemplated by the Merger Agreement may not be enforced in or by such courts.
Waiver of Jury Trial
Each of the partes has waived right to trial by jury in any legal proceedings arising out of or related to the Merger Agreement or the transactions contemplated by the Merger Agreement.
Specific Performance; Remedies
The parties have agreed that, unless and until the Merger Agreement has been validly terminated and any dispute over the right to termination has been finally resolved, each party is entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of the Merger Agreement by any other party, to a decree or order of specific performance specifically enforcing the terms and provisions of the Merger Agreement and to any further equitable relief, this being in addition to any other remedy to which such party entitled under the terms of the Merger Agreement at law or in equity.
Notwithstanding anything to the contrary in the Merger Agreement, if prior to the End Date any party initiates a legal proceeding to prevent breaches or threatened breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement, then the End Date is automatically extended by (i) the amount of time during which such proceeding is pending plus twenty business days or (ii) such other time period established by the court presiding over such proceeding.

Parent Guarantee
Parent has agreed to cause Merger Sub to comply in all respects with each of the covenants, obligations, agreements and undertakings made or required to be performed by Merger Sub in accordance with the terms of the Merger Agreement, the Merger, and the other transactions contemplated by the Merger Agreement. In addition, Parent unconditionally guaranteed full performance by Merger Sub of each of the covenants, obligations and undertakings required to be performed by Merger Sub under the Merger Agreement and the transactions contemplated by the Merger Agreement and agreed that any breach of any representation and warranty or default in the performance of any covenant, obligation, agreement or undertaking of Merger Sub is also deemed to be a breach or default of Parent, and the Company has the right, exercisable in its sole discretion, to pursue any and all available remedies it may have arising out of any such breach or nonperformance directly against either or both of Parent and Merger Sub in the first instance.

THE VOTING AGREEMENT
The following summary describes certain material provisions of the Voting Agreement. This summary is not complete and is qualified in its entirety by reference to the Voting Agreement, which is attached to this proxy statement as Annex B and incorporated into this proxy statement by reference. Capitalized terms used in the following summary and not otherwise defined in this proxy statement shall have the meanings assigned to such terms in the Voting Agreement. We encourage you to read the Voting Agreement carefully and in its entirety because this summary may not contain all the information about the Voting Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Voting Agreement and not by this summary or any other information contained in this proxy statement.
On January 20, 2026, Buyer, Merger Sub, the Company, each member of the Board and certain stockholders of the Company listed therein, who collectively hold approximately 29.9% of the outstanding Company Stock (the “Stockholders”), entered into the Voting Agreement, pursuant to which the Stockholders agreed, among other things, to vote their Company Shares (a) in favor of the adoption of the Merger Agreement, the Merger and any other actions necessary for the consummation of the Merger and the transactions contemplated by the Merger Agreement, including any proposal to adjourn the Stockholders’ Meeting to a later date if there are not sufficient votes to obtain the Company Stockholder Approval, and (b) against any Acquisition Proposal and any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement or the Voting Agreement.
The Voting Agreement will terminate upon the earlier to occur of (a) the Closing, (b) the termination of the Merger Agreement in accordance with its terms, (c) the completion of the Stockholders’ Meeting and the inspectors’ certification of the voting results, (d) written notice of termination of the Voting Agreement by Buyer to the Stockholders, (e) the Board or a committee thereof having effected an Adverse Recommendation Change (as defined in the Merger Agreement), (f) the entry into or effectiveness of amendment, modification or waiver of the Merger Agreement that (i) reduces the amount or changes the form of the Per Share Merger Consideration or (ii) extends the End Date beyond October 20, 2026, or (g) with respect to any Stockholder, the mutual written agreement of such Stockholder and Buyer.
From the execution of the Voting Agreement until the termination of the Voting Agreement, the Stockholders will be subject to customary transfer restrictions with respect to their Company Shares.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
The Merger Proposal
We are asking you to approve a proposal to adopt the Merger Agreement and thereby approve the transactions contemplated by the Merger Agreement, including the Merger. Approval of the Merger Proposal by the Company stockholders is required for completion of the Merger. For a detailed discussion of the terms and conditions of the Merger Agreement, see “The Merger Agreement” on page 67 of this proxy statement. A copy of the Merger Agreement is attached as Annex A to this proxy statement.
Vote Required and Board Recommendation
As discussed in “The Merger — Recommendations of the Nathan’s Famous, Inc. Board and Reasons for the Merger” on page 38 of this proxy statement, after considering various factors described in such section, the Board has (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair, advisable and in the best interests of the Company and its stockholders, (ii) approved, adopted and ratified the Merger Agreement, the transactions contemplated by the Merger Agreement, and the performance by the Company of its obligations in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement, (iii) resolved that the Merger Agreement be submitted to the stockholders of the Company for their vote and approval at the Special Meeting, and (iv) resolved to recommend to the stockholders of the Company that they approve the Merger and approve and adopt the Merger Agreement at the Special Meeting
If you sign and return a proxy and do not indicate how you wish to vote on the Merger Proposal, your shares of Common Stock will be voted “FOR” the Merger Proposal.
Under Delaware law, adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote on the matter. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Merger Proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.

PROPOSAL 2: ADVISORY VOTE ON MERGER-RELATED NAMED EXECUTIVE
OFFICER COMPENSATION
The Compensation Advisory Proposal
In accordance with Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, the Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve certain compensation that will or may become payable to the named executive officers of the Company in connection with the Merger, the value of which is set forth in “The Merger — Interests of Nathan’s Directors and Executive Officers in the Merger — Quantification of Payments and Benefits” on page 55 of this proxy statement.
The Board encourages you to carefully review the named executive officers’ Merger-related compensation information disclosed in this proxy statement. As required by Section 14A of the Exchange Act, the Company is asking its stockholders to vote on the adoption of the following resolution:
“RESOLVED, that the stockholders approve, on a non-binding, advisory basis, the compensation that will or may become payable to Nathan’s Famous, Inc.’s named executive officers that is based on or otherwise relates to the Merger, including the agreements and understandings pursuant to which such compensation will or may become payable, as disclosed pursuant to Item 402(t) of Regulation S-K under the section entitled “The Merger — Interests of Nathan’s Directors and Executive Officers in the Merger — Quantification of Payments and Benefits” beginning on page 55 of the proxy statement for the Special Meeting, including the tables, associated footnotes and narrative discussion.”
The vote on the Compensation Advisory Proposal is a vote separate and apart from the vote on the Merger Proposal. Accordingly, you may vote to approve the Merger Proposal and vote not to approve the Compensation Advisory Proposal, and vice versa. Stockholders should note that this proposal is not a condition to completion of the Merger, and as a non-binding, advisory vote, the result will not be binding on the Company, the Board or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated, our named executive officers will be eligible to receive the compensation that is based on or otherwise relates to the Merger in accordance with the terms and conditions applicable to those payments.
Vote Required and Board Recommendation
Approval of the Compensation Advisory Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. Assuming a quorum is present, abstentions and broker non-votes will have no effect on this proposal. If you sign and return a proxy and do not indicate how you wish to vote on the Compensation Advisory Proposal, your shares of Common Stock will be voted “FOR” the Compensation Advisory Proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE COMPENSATION ADVISORY PROPOSAL.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING
The Adjournment Proposal
We are asking you to approve a proposal to allow one or more adjournments of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against adoption of the Merger Agreement. Among other things, approval of the Adjournment Proposal could mean that, even if a quorum is present and we had received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the Merger Proposal would be defeated, we could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Merger Agreement.
If the Special Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the vote on the proposals. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.
Vote Required and Board Recommendation
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. Assuming a quorum is present, abstentions and broker non-votes will have no effect on this proposal. If you sign and return a proxy and do not indicate how you wish to vote on the Adjournment Proposal, your shares of Common Stock will be voted “FOR” the Adjournment Proposal.
The Board believes that it is in the best interests of the Company and its stockholders to be able to adjourn the Special Meeting to a later date or time, if necessary or appropriate, for the purpose of soliciting additional votes in respect of the Merger Proposal if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
In addition, if a quorum is not present, the stockholders present may adjourn the meeting.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

MARKET PRICES AND DIVIDEND DATA
Our Common Stock is listed on Nasdaq under the symbol “NATH.”
On January 20, 2026, the last trading day prior to the public announcement of the execution of the Merger Agreement, the closing price of Common Stock on Nasdaq was $92.73 per share. On [•], 2026, the latest practicable trading day before the printing of this proxy statement, the closing price of Common Stock on Nasdaq was $[•] per share. You are encouraged to obtain current market quotations for Common Stock in connection with voting your shares.
Dividends
Under the terms of the Merger Agreement, from the date of the Merger Agreement until the Effective Time, the Company will be permitted to declare and pay up to two regular quarterly cash dividends, each in the amount of $0.50 per Common Stock. Effective February 5, 2026, as permitted under the Merger Agreement, the Board declared its fourth quarterly cash dividend of $0.50 per share for fiscal 2026 payable on February 27, 2026 to stockholders of record as of the close of business on February 17, 2026.
Following the Effective Time, there will be no further market for Common Stock, which will be delisted from Nasdaq and deregistered under the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of February 28, 2026, the beneficial ownership of Common Stock of (i) each current member of the Board, (ii) each named executive officer of the Company, and (iii) all current directors and executive officers of the Company as a group.
Unless otherwise indicated, the persons below have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including securities that he, she or it has the right to acquire within 60 days.
Applicable percentage ownership and voting power is based on 4,094,405 shares of Common Stock outstanding as of February 28, 2026.
Name(1)	Number of Shares of the Company Common Stock Beneficially Owned(2)	Percentage of Class
Howard M. Lorber(3)(4)	989,841	24.2%
Robert J. Eide(5)	269,875.1473	6.6%
Andrew M. Levine(6)	263,750	6.4%
A. F. Petrocelli(7)	53,750	1.3%
Eric Gatoff	78,752	1.9%
Charles Raich(8)	49,670	1.2%
Barry Leistner(9)	40,159	*
Brian S. Genson(10)	10,792	*
Wayne Norbitz(11)	3,750	*
Joanne Podell(12)	6,250	*
Robert Steinberg	0	*
All directors and executive officers as a group (12 individuals)	1,267,452.1473(13)	30.6%

*
Represents less than 1% of the outstanding Common Stock.

(1)
Unless otherwise indicated, the addresses for the executive officers and directors of the Company is: One Jericho Plaza, Jericho, New York 11753. The addresses of the principal stockholders in this table are: GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580 and, Zilkha Partners Special Opportunities, L.P. and Zilkha Partners, L.P., 152 West 57th Street, 37th Floor, New York, New York 10019.

(2)
Except as otherwise indicated, the beneficial owner has sole voting and dispositive power.

(3)
Includes 719,521 shares held directly by Mr. Lorber, 250,000 shares held by Lorber Alpha II LP, a Nevada limited partnership and 20,320 shares held by Lorber Gamma LP, a Nevada limited partnership. Mr. Lorber exercises voting power and dispositive power over the shares of common stock held by Lorber Gamma LP and Lorber Alpha II LP. Lorber Alpha II, LLC, a Delaware limited liability company, is the general partner of Lorber Alpha II LP. Lorber Gamma, LLC, a Delaware limited liability company, is the general partner of Lorber Gamma LP. Mr. Lorber is the managing member of both Lorber Alpha II, LLC and Lorber Gamma, LLC. Mr. Lorber disclaims beneficial ownership of 22,550 shares held by Lorber Charitable Fund, which are not included. Lorber Charitable Fund is a New York not-for-profit corporation, of which family members of Mr. Lorber serve as directors and executive officers.

(4)
Excludes 20,000 unvested restricted stock units held by Mr. Lorber.

(5)
Includes (i) 250,000 shares owned by Lorber Alpha II LP, for which Mr. Eide is a co-trustee of the beneficial owner of such entity and (ii) an aggregate of 138 shares owned directly by Isagen, LLC, a limited liability company of which Mr. Eide is the sole member. Mr. Lorber exercises voting and dispositive power over the shares of common stock held by Lorber Alpha II LP. Includes shares of common stock issuable pursuant to 3,750 vested stock options.

(6)
Includes 250,000 shares held by Lorber Alpha II LP for which Mr. Levine is a co-trustee of the beneficial owner of such entity. Mr. Lorber exercises voting power and dispositive power over the shares of common stock held by Lorber Alpha II LP. Includes shares of common stock issuable pursuant to 13,750 vested stock options.

(7)
Includes shares of common stock issuable pursuant to 3,750 vested stock options.

(8)
Includes shares of common stock issuable pursuant to 3,750 vested stock options.

(9)
Includes shares of common stock issuable pursuant to 3,750 vested stock options.

(10)
Includes shares of common stock issuable pursuant to 3,750 vested stock options.

(11)
Includes shares of common stock issuable pursuant to 3,750 vested stock options.

(12)
Includes shares of common stock issuable pursuant to 6,250 vested stock options.

(13)
Consists of 1,224,952.1473 shares beneficially owned by Messrs. Eide, Genson, Lorber, Petrocelli, Raich, Levine, Leistner, Steinberg, Gatoff, Norbitz, Podell and Platte which includes shares of common stock issuable pursuant to 42,500 vested stock options and without duplication of shares as to which beneficial ownership is shared by more than one member of this group (see footnotes 2 through 12 above).

The following table sets forth, as of the dates indicated in the footnotes below, information known to the Company regarding the beneficial ownership of Common Stock by holders of more than five percent (5%) of Common Stock. Unless otherwise noted, all ownership information is based upon filings made by such persons with the SEC.
Name	Number of Shares of Common Stock Owned	Percent of Class
GAMCO Investors, Inc. et al.	521,247(1)	12.7%
Zilkha Partners Special Opportunities, L.P.
Zilkha Partners, L.P.	247,674(2)	6.0%

(1)
Based on Schedule 13D/A Amendment No. 16, jointly filed on February 14, 2025, with the SEC by Gabelli Funds, LLC, GAMCO Asset Management Inc., Teton Advisors, Inc., GGCP, Inc., GAMCO Investors, Inc., Associated Capital Group, Inc. and Mario J. Gabelli. Gabelli Funds, LLC has sole voting power over 172,700 shares, sole dispositive power over 172,700 shares and shared voting and shared dispositive power over 0 shares. GAMCO Asset Management Inc. has sole voting power over 282,847 shares, sole dispositive power over 282,847 shares and shared voting and shared dispositive power over 0 shares. Teton Advisors Inc. has sole voting power over 65,700 shares, sole dispositive power over 65,700 shares and shared voting and shared dispositive power over 0 shares. GGCP, Inc. has sole voting and sole dispositive power over 0 shares and shared voting and shared dispositive power over 0 shares. GAMCO Investors, Inc. has sole voting and sole dispositive power over 0 shares and shared voting and shared dispositive power over 0 shares. Associated Capital Group, Inc. has sole voting and sole dispositive power over 0 shares and shared voting and shared dispositive power over 0 shares. Mario J. Gabelli has sole voting and sole dispositive power over 0 shares and shared voting and shared dispositive power over 0 shares.

(2)
Based on a Schedule 13G filed on April 9, 2020 by Zilkha Partners Special Opportunities, L.P. and Zilkha Partners, L.P. Zilkha Partners Special Opportunities, L.P. has sole voting power and sole dispositive power over 175,466 shares and shared voting power and shared dispositive power over 247,674 shares. Zilkha Partners, L.P. has sole voting power and sole dispositive power over 72,208 shares and shared voting power and shared dispositive power over 247,674 shares.

HOUSEHOLDING OF PROXY MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household unless we have received contrary instructions from one or more stockholders. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Nathan’s Famous, Inc., One Jericho Plaza, Second Floor — Wing A, Jericho, New York 11753, telephone: (516) 338-8500. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.
FUTURE STOCKHOLDER PROPOSALS
The Company held its 2025 annual meeting of stockholders on September 9, 2025 (the “2025 Annual Meeting”). Nathan’s Famous, Inc. does not expect to hold a 2026 annual meeting of stockholders (the “2026 Annual Meeting”) if the Merger is completed as currently expected. In the event the Merger has not been completed, the deadlines for any stockholder nominations or proposals for other items of business intended to be presented at the 2026 Annual Meeting are as set forth below.
In order for stockholder proposals intended to be presented at the 2026 Annual Meeting to be eligible for inclusion in the proxy statement and the form of proxy card for such meeting, we must receive your stockholder proposal for our proxy statement for the 2026 Annual Meeting at our principal corporate offices in Jericho, New York no later than March 28, 2026. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the 2026 Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company on or prior to June 11, 2026 and certain other conditions of the applicable rules of the SEC are satisfied.
In addition, our bylaws, as amended, require that we be given advance written notice for nominations for election to our Board of Directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement under Rule 14a-8.
Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. Pursuant to our bylaws, as amended, in order to be timely, the notice must be delivered:
•
in the case of an annual meeting, not later than 60 days and not earlier than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the notice must be received no earlier than 90 days prior to the meeting and not later than the close of business on the later of (i) the 60th day prior to the meeting or (ii) the 10th day following the day on which we publicly announce the date of the meeting; and

•
in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received no earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the Special Meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

The stockholder’s notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) name, age, business address and residence address, (b) principal occupation and employment, (c) the number of shares of common stock of Nathan’s which are owned beneficially or of record and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) name and record address and (b) the number of shares of our common stock which are owned beneficially or of record.
The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date of the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.
Pursuant to our bylaws, as amended, if notice of any stockholder proposal is received before June 12, 2026, or after July 12, 2026, then the notice will be considered untimely and we are not required to present such proposal at the 2026 Annual Meeting. Additionally, if the Board of Directors chooses to present a proposal submitted after July 12, 2026, at the 2026 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2026 Annual Meeting may exercise discretionary voting power with respect to such proposal.
These requirements are separate from and in addition to the requirements of the SEC that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 12, 2026. However, if the date of the 2026 Annual Meeting is changed by more than 30 days from the date of the 2025 Annual Meeting, then the stockholder must provide notice by the later of 60 days prior to the date of the 2026 Annual Meeting and the 10th day following the date on which public announcement of the date of the 2026 Annual Meeting is first made.
Any proposals, nominations or notices should be sent to:
Nathan’s Famous, Inc.
One Jericho Plaza
Second Floor — Wing A
Jericho, New York 11753
Attention: Corporate Secretary

WHERE YOU CAN FIND MORE INFORMATION
Statements contained in this proxy statement, or in any document incorporated by reference herein, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition.
The following Company filings with the SEC are incorporated by reference:
•
The Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2025, filed with the SEC on June 10, 2025;

•
The Company’s Quarterly Reports on Form 10-Q for the quarters ended June 29, 2025, September 28, 2025 and December 28, 2025, filed with the SEC on August 8, 2025, November 6, 2025, and February 5, 2026, respectively;

•
The Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 25, 2025;

•
The Company’s Current Reports on Form 8-K filed with the SEC on September 11, 2025 and January 21, 2026 (other than the information disclosed under Item 2.02); and

•
The description of the Company’s Common Stock which is contained in a registration statement filed under Section 12 of the Securities Exchange Act of 1934 (File No. 0-3189), as updated by the description of Common Stock contained in Exhibit 4.5 to the Annual Report on Form 10-K for the year ended March 29, 2020, and including any amendments or reports filed for the purpose of updating that description.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the Special Meeting (excluding any current reports on Form 8-K to the extent disclosure is furnished and not filed). The information provided on our website is not part of this proxy statement and is not incorporated by reference herein.
You may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) 732-0330 for further information on the public reference room. These SEC filings are also available to the public at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company through our investor relations website, www.nathansfamous.com. Our website address is provided as an inactive textual reference only.
You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:
Nathan’s Famous, Inc.
One Jericho Plaza
Second Floor — Wing A
Jericho, New York 11753
Attention: Investor Relations
If you would like to request documents from us, please do so by [•], 2026, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request.

If you have any questions about this proxy statement, the Special Meeting or the Merger or need assistance with voting procedures, you should contact our proxy solicitor:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (877) 629-6356
Email: info@okapipartners.com

ANNEX A
Execution Version
AGREEMENT AND PLAN OF MERGER
by and among
SMITHFIELD FOODS, INC.
BOARDWALK MERGER SUB INC.
and
NATHAN’S FAMOUS, INC.
January 20, 2026

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of January 20, 2026, is entered into by and among Smithfield Foods, Inc., a Virginia corporation (“Parent”), Boardwalk Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Nathan’s Famous, Inc., a Delaware corporation (the “Company”).
WHEREAS, subject to the terms and conditions of this Agreement, the parties intend that Merger Sub be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned Subsidiary of Parent in accordance with the Delaware General Corporation Law (as amended, the “DGCL”);
WHEREAS, the Company Board has (a) approved this Agreement and declared advisable the Merger and other transactions contemplated by this Agreement, (b) determined that this Agreement and the Merger and other transactions contemplated by this Agreement are fair to, and in the best interests of, the Company and its stockholders, (c) directed that this Agreement be submitted to the Company’s stockholders for their approval and (d) resolved, subject to the terms and conditions of this Agreement, to recommend that the Company’s stockholders adopt this Agreement;
WHEREAS, the Parent Board has (a) approved this Agreement and declared advisable the transactions contemplated by this Agreement and (b) determined that this Agreement and the Merger and other transactions contemplated by this Agreement are fair to and in the best interests of Parent;
WHEREAS, as a condition and material inducement to Parent and Merger Sub’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, certain shareholders of the Company have entered into a voting agreement with Parent and the other parties thereto, pursuant to which such shareholders have agreed, on the terms and subject to the conditions set forth therein, to, among other things, vote all of their shares of Company Common Stock in favor of the approval of this Agreement, the Merger and the other transactions contemplated hereby (the “Shareholder Voting Agreement”); and
WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the other transactions contemplated by this Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements of the parties set forth below, and for other good and valuable consideration the receipt and sufficient of which are hereby acknowledge, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
Section 1.01   Definitions.
(a)   As used herein, the following terms have the following meanings:
“Acceptable Confidentiality Agreement” means a customary confidentiality agreement between the Company and any Third Party containing terms no less favorable, in the aggregate, to the Company than the terms of the Confidentiality Agreement; provided, however, that such confidentiality agreement (i) may contain provisions that permit the Company to comply with this Agreement, including the provisions of Section 6.02, (ii) shall not in any way restrict the Company or its Representatives from complying with their respective obligations under this Agreement, (iii) need not contain any standstill or similar provision, (iv) need not contain any non-solicitation or non-contact provisions similar to the Confidentiality Agreement if the counterparty thereto does not operate in a business competitive with the Company or any of its Subsidiaries and (v) shall not require the Company or any of its Subsidiaries to reimburse the costs or expenses of any Person.
“Acquisition Proposal” means any written offer or proposal from any Third Party relating to any (i) direct or indirect purchase or other acquisition (whether in a single transaction or a series of related transactions) by any Third Party, whether from the Company or any other Person(s), of shares of Company Common Stock representing more than twenty percent (20%) of the Company Common Stock outstanding after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Third Party that, if consummated in accordance with its terms, would result in a Third Party beneficially owning more than twenty percent (20%) of the Company Common Stock outstanding after giving effect to the consummation of such tender or exchange offer; (ii) direct or indirect purchase or other acquisition (whether in a single transaction or a series of related transactions) by any Third Party, or stockholders or other equity holders of any such Third Party, of more than twenty percent (20%) of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or (iii) merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company or any of its Subsidiaries pursuant to which any Third Party, or stockholders or equity holders of any Third Party, would hold shares of Company Common Stock representing more than twenty percent (20%) of the Company Common Stock outstanding after giving effect to the consummation of such transaction.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. As used in this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Antitrust Laws” means the United States Sherman Act, as amended, the United States Clayton Act, as amended, the HSR Act, the United States Federal Trade Commission Act, as amended, foreign competition laws and all other federal, state and local statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Applicable Law” means, with respect to any Person, any international, national, federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, or regulation enacted, adopted, promulgated, issued or applied by a Governmental Authority that is binding upon and applicable to such Person, as amended unless expressly specified otherwise.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.
“CARES Act” shall mean the Coronavirus Aid, Relief, and Economic Security Act, as amended from time to time, and the regulations promulgated thereunder.
“CFIUS” means the Committee on Foreign Investment in the United States as established under the DPA.
“CFIUS Clearance” means the parties to this Agreement have received written notice from CFIUS that (i) the Merger is not a “covered transaction” within the meaning of the DPA, (ii) CFIUS has completed its assessment, review, or investigation of the Merger under the DPA and determined that there are no unresolved national security concerns with respect to the Merger and that all action under the DPA has been concluded or (iii) CFIUS has sent a report to the President requesting the President’s decision with respect to the CFIUS Notice and the President has announced a decision not to take any action to suspend, prohibit, or place any limitations on any of the transactions contemplated hereby. For the avoidance of doubt, if CFIUS is unable to complete action under the DPA with respect to the Merger on the basis of a CFIUS Declaration and indicates that the parties may file a written CFIUS Notice, but CFIUS has not requested that the parties submit a CFIUS Notice and has not initiated a unilateral CFIUS review of the Merger, such action shall not constitute CFIUS Clearance.
“CFIUS Declaration” means a filing submitted to CFIUS by the parties regarding the Merger that meets the content requirements of 31 C.F.R. § 800.404.
“CFIUS Notice” means a filing submitted to CFIUS by the parties regarding the Merger that meets the content requirements of 31 C.F.R. § 800.502.

“CFIUS Turndown” means CFIUS has informed the parties in writing that it has unresolved national security concerns with respect to the Merger and that it intends to refer the matter to the President and recommend in a report that the President prohibit the transactions contemplated hereby unless the parties abandon the Merger.
“Closing Date” means the date on which the Closing occurs.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Balance Sheet” means the consolidated balance sheet of the Company and its Subsidiaries as of March 30, 2025, and the footnotes thereto set forth in the Company’s annual report on Form 10-K for the fiscal year then ended filed by the Company with the SEC on June 10, 2025.
“Company Benefit Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) and each other bonus, stock option, stock purchase or other equity or equity-based, incentive compensation, profit sharing, savings, retirement, disability, vacation, deferred compensation, employment, individual consulting, services, severance, termination, retention, success, change of control, welfare, fringe benefit, and other similar plan, agreement (including individual agreements) or arrangement maintained or contributed to (or required to be contributed to) by the Company or any of its Subsidiaries (or to which the Company or a Subsidiary is a party) with or for the benefit of any current or former employee, director, or other individual service provider of the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has or would reasonably be expected to have any liability, other than any such plan, scheme or arrangement that is required to be maintained, or contributed to, by the Company or any of its Subsidiaries pursuant to Applicable Law, or any of the foregoing that is sponsored or maintained by a Governmental Authority.
“Company Board” means the Board of Directors of the Company.
“Company Common Stock” means shares of common stock, par value $0.01 per share, of the Company.
“Company Credit Facility” means the Credit Agreement, dated as of July 10, 2024, by and among the Company, as borrower, the Subsidiaries of the Company party thereto, as guarantors, the lenders party thereto from time to time and Citibank, N.A., as administrative agent, swingline lender and issuing lender.
“Company Equity Awards” means the Company Stock Options, the Company RSUs and any other outstanding equity-based award (whether vested or unvested) denominated in, or the value of which is based on, shares of Company Common Stock.
“Company FDD” means any franchise disclosure document used by the Company or any of its Subsidiaries in connection with the offer or sale of Company Franchises.
“Company Financial Advisor” means Jefferies LLC.
“Company Franchisee” means a Person other than the Company or any of its Subsidiaries that is granted a right (whether directly by the Company or any of its Subsidiaries or by another Company Franchisee) to develop or operate, or is granted a right to license others to develop or operate, a Company Franchise within a specific geographic area or at a specific location pursuant to a Company Franchise Agreement.
“Company Information” means all information, in any form, maintained, owned or controlled by or on behalf of the Company or any of its Subsidiaries.
“Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Company Material Adverse Effect” means any change, event, effect, development, condition, occurrence or circumstance that, individually or in the aggregate, has a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided that, none of the following will be deemed to be or constitute a Company Material Adverse Effect or be taken into account when determining whether a Company Material Adverse Effect has occurred (subject to the limitations set forth below):

(i)   changes in general economic conditions, or changes in conditions in the global, international or United States economy generally;
(ii)   changes in conditions in the financial markets, credit markets, capital markets or commodity markets (including oil, produce and livestock commodities markets) in the United States or any other country or region, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region or (D) changes in prices of any commodities (including oil, produce or livestock, or any commodities or products derived therefrom, including beef or beef trimmings) in the United States or any other country or region;
(iii)   conditions (or changes therein) in the industries in which the Company and its Subsidiaries conduct business;
(iv)   regulatory, legislative, tax or political conditions (or any changes therein), including civil unrest, protests and public demonstrations, any government responses thereto (e.g., curfews) and any escalation or worsening thereof;
(v)   any geopolitical conditions, outbreak of hostilities, acts of war (whether or not declared), sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, cyberterrorism, terrorism or military actions);
(vi)   earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events;
(vii)   any (A) epidemic, pandemic or disease outbreak, human health crises or other force majeure events, in each case, including any worsening thereof, or (B) Law or mandate, directive, pronouncement, guideline or recommendation issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place,” curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak or any change in such Law or directive, pronouncement or guideline or interpretation thereof or any material worsening of such conditions;
(viii)   changes in GAAP or Applicable Laws (or the enforcement, implementation or interpretation of any of the foregoing);
(ix)   the negotiation, execution, delivery or performance of this Agreement, or the announcement of this Agreement or the pendency of the Merger, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with customers, suppliers, lenders, lessors, business partners, employees, Governmental Authorities, vendors, franchisees, licensees, licensors or any other Person (provided that the exceptions set forth in this clause (ix) shall not apply in connection with any breach of or inaccuracy in any representation or warranty set forth in this Agreement expressly addressing the consequences of the negotiation, execution, delivery, performance or announcement of this Agreement or the transactions contemplated herein);
(x)   the compliance by the Company with the terms of this Agreement;
(xi)   any action taken or refrained from being taken, in each case to which Parent has expressly approved, consented to or requested in writing following the date of this Agreement;
(xii)   changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred, unless otherwise excluded by the exceptions to this definition); or
(xiii)   any failure, in and of itself, by the Company and its Subsidiaries to meet (A) any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period or (B) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure described in the foregoing clauses (A) or (B) may be taken into consideration when determining whether a Company Material Adverse Effect has occurred, unless otherwise excluded by the exceptions to this definition);
provided that, in each case of clauses (i), (ii), (iii), (iv), (v), (vi), (vii), and (viii), any such change, event, effect, development, condition, occurrence or circumstance shall be taken into account to the extent that such change, event, effect, development, condition, occurrence or circumstance has had, or would reasonably be expected to have, a disproportionate adverse effect on the Company relative to other similarly-situated companies operating in the same industry or industries in the United States (in which case only the incremental disproportionate adverse effect shall be taken into account in determining whether there has been a “Company Material Adverse Effect”).
“Company Organizational Documents” means (i) bylaws of the Company, as amended, and (ii) the certificate of incorporation of the Company, as amended, filed with the Secretary of State of the State of Delaware.
“Company RSU” means restricted stock units of the Company granted and outstanding pursuant to a Company Stock Plan, whether subject to time- or performance-based vesting.
“Company SEC Documents” means, collectively, all forms, reports, schedules, statements and other documents (including exhibits and schedules thereto and all other information incorporated by reference) filed or furnished (as applicable) by the Company with the SEC since and including March 27, 2023, under the Exchange Act or the Securities Act, including any amendments thereto since the time of their filing.
“Company Stock Option” means each option (whether vested or unvested) to purchase shares of Company Common Stock outstanding under a Company Stock Plan.
“Company Stock Plan” means the Company’s 2019 Stock Incentive Plan and the 2010 Stock Incentive Plan, as applicable.
“Company Termination Fee” means an amount equal to $10,581,814.
“Contract” means any written or oral contract, agreement, note, bond, indenture, mortgage, guarantee, option, lease (or sublease), license, sales or purchase order, warranty, commitment, or other instrument, obligation, arrangement or understanding of any kind to which the Company or any of its Subsidiaries is a party that is (or purports to be) legally binding.
“DPA” means Section 721 of the Defense Production Act of 1950, as amended, including all regulations of CFIUS promulgated thereunder.
“Environmental Law” means any Applicable Law relating to pollution (or the cleanup thereof), Releases of Hazardous Substances (or remediation thereof), protection of the environment or natural resources, or protection of human health or safety (with respect to pollution or exposure to Hazardous Substances).
“Environmental Permits” means any licenses, permits, authorizations or registrations required under Environmental Laws.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means each Person, trade or business, whether or not incorporated, under common control with the Company or any of its Subsidiaries and that, together with the Company or any of its Subsidiaries, is, has been (at a relevant time with respect to which the Company or any of its Subsidiaries continues to have any liability) or would be treated as a single employer for purposes of Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“executive officer” shall be as defined in Rule 16a-1(f) under the Exchange Act.

“FCPA” means the U.S. Foreign Corrupt Practices Act of 1977.
“Franchise” means any grant by the Company or any of its Subsidiaries to any Person of the right to engage in or carry on a business, or to sell or offer to sell any product or service, under or in association with any trademark, advertising or commercial symbol which constitutes a “franchise,” as that term is defined under the Franchise Laws applicable in the jurisdiction in which the franchised business is located or operates, if any.
“Franchise Laws” means the FTC Rule and any other Applicable Law regulating the offer or sale of franchises, business opportunities or seller-assisted marketing plans including any pre-sale registration or disclosure law.
“FTC” means the United States Federal Trade Commission or any successor thereto.
“FTC Rule” means the FTC trade regulation rule entitled “Disclosure Requirements and Prohibitions Concerning Franchising,” 16 C.F.R. Section 436.1 et seq.
“GAAP” means generally accepted accounting principles in the United States as in effect at the date of the subject financial statements, consistently applied.
“Ghost Kitchens” means ghost kitchens, cloud kitchens or virtual restaurants, which serve customers exclusively by delivery or pick-up based on phone or online ordering.
“Governmental Authority” means any government, political subdivision, governmental, administrative, self-regulatory or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.
“Governmental Authorization” means any authorizations, approvals, licenses, franchises (but excluding Franchises), clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements issued by or obtained from, and any notices, filings, registrations, qualifications, declarations and designations with or to, a Governmental Authority (including, for the avoidance of doubt, any liquor, beer, wine, mixed beverage or other alcohol permit or license).
“Hazardous Substance” means (i) any material, substance or waste that is listed, defined or regulated as “hazardous” or “toxic,” or as a “pollutant” or “contaminant” (or words of similar meaning and regulatory effect) under Environmental Laws; (ii) petroleum, its derivatives, or by-products; (iii) friable asbestos, urea formaldehyde insulation, per- and polyfluoroalkyl substances and polychlorinated biphenyls; and (iv) any radioactive substance, waste or material.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Indebtedness” means, with respect to the Company and its Subsidiaries, without duplication, (i) any indebtedness for borrowed money, including under the Company Credit Facility (other than between or among the Company and its Subsidiaries), (ii) any obligations evidenced by bonds, debentures, notes or similar instruments (other than between or among the Company and its Subsidiaries), (iii) any obligations or liabilities pursuant to guarantees and arrangements having the economic effect of (A) a guarantee of any Indebtedness or (B) the assumption or guarantee of any finance lease obligations, in each case, of any other Person (other than between or among the Company and its Subsidiaries), (iv) any obligations under any swap, forward, futures, warrant, option or other derivative transaction, or interest rate or foreign currency protection agreement, (v) any obligations in respect of letters of credit, bank guarantees, security or performance bonds or similar Contracts or arrangements (other than security or performance bonds entered into in the ordinary course of business consistent with past practice), and (vi) any obligations for guarantees by the Company or one of its Subsidiaries of any Indebtedness described in clauses (i) through (v) of any other Person, other than a wholly owned Subsidiary of the Company; provided that Indebtedness shall not include accounts receivable and payable in the ordinary course of business.
“Information Security Incident” means any (i) unauthorized access to or loss, alteration, destruction, use, disclosure or acquisition of Company Information or (ii) compromise to the security, confidentiality, integrity or availability of Personal Information, Company Information or Systems.

“Intellectual Property” means all of the following in any jurisdiction throughout the world: (i) patents, patent applications, utility models and applications for utility models, inventor’s certificates and applications for inventor’s certificates, and invention disclosure statements, together with all reissuances, continuations, continuations-in-part, divisionals, revisions, extensions, and reexaminations thereof (“Patents”); (ii) works of authorship and copyrights (whether registered or unregistered), applications for copyright registration (and all translations, adaptations, derivations and combinations of the foregoing) (“Copyrights”); (iii) trademarks, service marks, trade names, logos, slogans, trade dress and other source indicators and registrations and applications to register any of the foregoing, including intent-to-use applications or similar pending reservations of marks (as well as all goodwill associated with each of the foregoing) (“Marks”); (iv) internet domain names and social media identifiers and handles; (v) rights in software (including object code, source code, or other form), data, data sets, databases, and collections of data; (vi) rights in trade secrets, confidential information, know-how, ideas, methods, recipes, formulae, methodologies, processes, technology, customer lists and inventions; (vii) moral rights and rights of publicity; and (viii) any and all rights (created or arising under the laws of any jurisdiction anywhere in the world, whether statutory, common law, or otherwise) now existing and related to any of clauses (i) – (vii) above (or any other equivalent or similar type of proprietary intellectual property right arising from or related to intellectual property to the extent protectable by Applicable Law).
“Intervening Event” means a material fact, event, change, development or circumstance that was not known (or if known, the magnitude or material consequences of which were unknown and not reasonably foreseeable) by the Company Board as of the date hereof, and which fact, event, change, development or circumstances (or consequences thereof) becomes known to the Company Board after the date hereof and prior to obtaining the Company Stockholder Approval.
“Knowledge of the Company” means the actual knowledge of each of Eric Gatoff and Robert Steinberg.
“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, common law, ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.
“Lien” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude or transfer restriction.
“Material Contract” means any of the following Contracts (together with any Contract of the type described in subclauses (i) through (xix) entered into after the date of this Agreement and prior to the Closing) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their assets or businesses are legally bound:
(i)   any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K that constitute a Company Benefit Plan) with respect to the Company and its Subsidiaries, taken as whole, or any Contract that is required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC;
(ii)   any Contract with a Top Supplier or Top Customer;
(iii)   any Contract containing any covenant limiting the right of the Company or any of its Subsidiaries to (A) engage in any line of business, (B) own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or businesses or (C) solicit, hire, engage, retain or employ any Person’s current or former employees, in each case, other than (1) any such Contracts that may be cancelled without material liability to the Company or its Subsidiaries upon notice of ninety (90) days or less or (2) solely in the case of clauses (A) and (C), standard geographic area restrictions contained in the Company Franchise Agreements and any other restrictions that are not material to the Company and its Subsidiaries, taken as a whole;
(iv)   any Contract that limits the ability of the Company or its Subsidiaries to enter into a line of business or operate in any geographic area or market segment (including as a result of restrictions on the use of Company Intellectual Property) or that provides for exclusivity in connection with any of the foregoing, other than standard geographic area restrictions contained in the Company Franchise Agreements;
(v)   any Contract containing “most favored nation” or similar provisions that are material to the Company, other than any such Contracts that may be cancelled without material liability to the Company or its Subsidiaries upon notice of 90 days or less;
(vi)   any Contract (other than the Confidentiality Agreement) containing a standstill or similar agreement pursuant to which the Company or any of its Subsidiaries has agreed not to acquire (or agreed to cause any other Person not to acquire) assets or securities of a Person;
(vii)   any Contract (A) containing any “earn-out” provisions or other contingent payment obligations that would reasonably be expected to result in payment obligations by the Company or any of its Subsidiaries after the date of this Agreement or (B) under which the Company or any of its Subsidiaries has continuing obligations (1) relating to the disposition or acquisition of assets by the Company or any of its Subsidiaries with a fair market value in excess of two hundred fifty thousand Dollars ($250,000) other than in the ordinary course of business consistent with past practice; or (2) pursuant to which the Company or any of its Subsidiaries acquired and currently holds an ownership interest in any other Person or other business enterprise, other than any of the Subsidiaries of the Company, with such ownership interest having a fair market value in excess of two hundred fifty thousand Dollars ($250,000);
(viii)   any Contract under which the Company or any of its Subsidiaries has continuing obligations and involve payments after the date of this Agreement in excess of two hundred fifty thousand Dollars ($250,000) per annum;
(ix)   any Contract (A) with respect to Indebtedness for borrowed money; (B) providing for Indebtedness (other than for borrowed money) in excess of two hundred fifty thousand Dollars ($250,000); (C) providing for Indebtedness comprising guarantees of third party obligations or liabilities in excess of one hundred thousand Dollars ($100,000); or (D) that creates or grants a Lien on any material property or material asset of the Company or any of its Subsidiaries other than Permitted Liens (excluding, for the avoidance of doubt, intercompany loans between the Company and any of its Subsidiaries or between any Subsidiaries of the Company);
(x)   any Contract obligating the Company or any of its Subsidiaries to make any capital commitment or capital expenditure in an amount in excess of five hundred thousand Dollars ($500,000) that may not be cancelled without material liability to the Company or its Subsidiaries upon notice of ninety (90) days or less;
(xi)   any (A) Real Property Lease or (B) Contract relating to the future or potential acquisition, development, sale or lease of a restaurant or real property, under which the Company and its Subsidiaries owe an amount in excess of two hundred fifty thousand Dollars ($250,000), and that may not be cancelled without material liability to the Company or its Subsidiaries upon notice of ninety (90) days or less;
(xii)   any Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries or prohibits the pledging of capital stock of the Company or any of its Subsidiaries;
(xiii)   any Contract pursuant to which the Company or any of its Subsidiaries grants to a third party a license to any Company Intellectual Property or a third party grants to the Company or any of its Subsidiaries a license to any Intellectual Property owned by such third party, in each case, other than (A) Contracts involving payments of less than two hundred fifty thousand Dollars ($250,000) in the aggregate, (B) non-exclusive licenses granted to Company Franchisees and (C) non-exclusive licenses granted in the ordinary course of business consistent with past practice;
(xiv)   any employment, consulting, services, severance, termination, bonus or incentive compensation, deferred compensation or other compensatory Contract that (A) provides for annual compensation in excess of three hundred fifty thousand Dollars ($350,000); and (B) is not terminable on ninety (90) days or less notice without liability for any penalty or severance payment;
(xv)   any Contract providing for indemnification of any officer, director or employee by the Company or any of its Subsidiaries;
(xvi)   any collective bargaining agreement or other similar Contract with a labor union, works council, or labor organization;
(xvii)   any Contract with any Governmental Authority that involves amounts of two thousand and fifty Dollars ($250,000) or more;
(xviii)   any Contract that involves a joint venture or partnership (it being understood that this clause (xviii) does not include commercial arrangements where there is no joint ownership by the Company or any of its Subsidiaries and the counterparty of equity in a Person); and
(xix)   any Contract containing a commitment or agreement to enter into any of the foregoing.
“NASDAQ” means the Nasdaq Global Select Market.
“Order” means any order, judgment, judicial decision, decree (including any consent decree or similar agreed order or judgment), injunction, ruling, award, settlement, stipulation, writ or verdict, whether civil, criminal or administrative, in each case, that is entered, issued or rendered by any Governmental Authority of competent jurisdiction (whether temporary, preliminary or permanent).
“Organizational Documents” means the certificate or articles of incorporation, bylaws, certificate or articles of formation, partnership agreement, limited liability company agreement, operating agreement, declaration of trust and all other similar documents, instruments or certificates of a Person.
“Parent Board” means the Board of Directors of the Parent.
“Parent Termination Fee” means an amount equal to $7,407,270.
“Permitted Liens” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which an adequate reserve is reflected in the Company’s financial statements in accordance with GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other liens or security interests that are not yet due and payable or that are being contested in good faith and by appropriate proceedings and for which an adequate reserve is reflected in the Company’s financial statements in accordance with GAAP; (iii) liens imposed by Applicable Law (other than Laws in respect of Tax) for amounts not yet due and payable; (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Laws; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) defects, imperfections or irregularities in title, charges, easements, covenants and rights of way (unrecorded and of record) and other similar liens (or other encumbrances of any type), and zoning, building and other similar codes or restrictions, in each case, that do not adversely affect in any material respect the current occupancy and use of the applicable property; (vii) any non-exclusive licenses of any Intellectual Property entered into in the ordinary course of business (including Company Franchise Agreements); (viii) mortgages, pledges and other liens pursuant to the Company Credit Facility (and any refinancing, extension, renewal or replacement thereof); (ix) statutory, common Law or contractual liens securing payments not yet due and payable, including liens of landlords or lessors pursuant to the terms of any lease or liens against the interests of the landlord or owner of any leased real property unless caused by the Company or any of its Subsidiaries; (x) liens arising in the ordinary course of business with respect to surety bonds and supporting letters of credit; (xi) liens (or other encumbrances of any type) that do not materially and adversely affect the current use of the applicable property; or (xii) liens (or other encumbrances of any type) that do not secure a monetary obligation reflected in the Company SEC Documents prior to the date hereof.
“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Personal Information” means any Company Information relating to an identified or identifiable natural person, including, any information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular individual or household.
“President” means the President of the United States.
“Privacy Commitments” means all (i) Privacy Laws; (ii) the Company’s privacy policies, notices, or statements published by Company or its Subsidiaries; (iii) internal policies, procedures or standards of Company or its Subsidiaries; (iv) binding industry standards with respect to the security of Systems and the privacy, security, and other processing of Personal Information (including the Payment Card Industry Data Security Standard); and (v) Contracts to which the Company or its Subsidiaries is bound to the extent related to the collection, use, disclosure, sale, licensing, transfer, security, storage, retention, disposal or other processing of Personal Information.
“Privacy Laws” means any Applicable Laws relating to the privacy, confidentiality, protection, transfer, disclosure, sale or security of Personal Information or Systems.
“Proceeding” means any claim, action, charge, lawsuit, litigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.
“Real Property” means the Owned Real Property and the Leased Real Property.
“Registered Intellectual Property” means all United States, international and foreign (i) Patents and Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks); (iii) registered Copyrights and applications for Copyright registration; and (iv) internet domain names.
“Relationship Laws” means any Laws regulating Franchise termination, non-renewal, unfair practices or other aspects of the relationship between franchisors and franchisees, including the requirements under such Laws with respect to notice of default, time to cure and the actual termination of any Company Franchisee or business opportunity operator.
“Release” means any release, spill, emission, leaking, pumping, emitting, depositing, discharging, injecting, escaping, leaching, dispersing, dumping, pouring, or disposing into, onto or through the environment (including ambient air, surface water, ground water, land surface or subsurface strata).
“Representatives” means, with respect to any Person, the directors, officers, employees, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives of such Person.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.
“SEC” means the U.S. Securities and Exchange Commission or any successor thereto.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) representing more than fifty percent (50%) of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.
“Superior Proposal” means any written Acquisition Proposal (with all references to “20%” in the definition of Acquisition Proposal being deemed to be references to “50%”) on terms that the Company Board (or any committee thereof) has determined in good faith, after consultation with its financial advisors and outside legal counsel, and taking into account the changes, if any, to the terms of this Agreement proposed by Parent pursuant to Section 6.02(e), that (i) if consummated, would be more favorable, from a financial point of view, to the Company’s stockholders than the Merger and other transactions contemplated herein (taking into account all relevant legal, regulatory, financial, timing, financing and other aspects of such Acquisition Proposal as the Company Board (or any committee thereof) deems appropriate (including any conditions relating to financing, stockholder approval, regulatory approvals, or other events or circumstances beyond the control of the party invoking the condition)) and (ii) is reasonably likely to be, and is reasonably capable of being, consummated in accordance with its terms.
“Systems” means all of the following that are owned by, used or relied on by the Company and its Subsidiaries: (i) software and software engines, (ii) computer hardware (whether general or special purpose), (iii) websites, website content and links, (iv) equipment used to process, store, maintain and operate data, database operating systems and electronic data processing, record keeping and communications, (v) telecommunications systems, networks, interfaces, platforms, servers, peripherals and computer systems and (vi) other information technology infrastructure, including any outsourced systems and processes.
“Tax” means any U.S. federal, state, local and non-U.S. taxes, assessments and similar governmental charges and impositions in the nature of a tax imposed by a Governmental Authority (including taxes based upon or measured by gross receipts, income, profits, gains, sales, use, or occupation, value added, ad valorem, transfer, franchise, wage or other withholding, payroll, estimated, severance, employment, unemployment, social security (or similar), workers’ compensation, excise, property, government pension plan, accumulated earnings, premiums, conveyance, net worth, capital stock, stamp, personal holding company, goods and services, environmental customs duties, registration, alternative, add-on minimum) together with any interest, penalties and additions to tax imposed thereon.
“Tax Return” means any return, declaration, report, statement, or information return required to be filed with a Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
“Taxing Authority” means the U.S. Internal Revenue Service and any other Governmental Authority responsible for the administration, imposition, or collection of any Tax.
“Termination Fee” means either the Company Termination Fee or the Parent Termination Fee.
“Third Party” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than the Company, Parent or any of their respective Affiliates or Representatives (in such capacity).
“Transaction Litigation” means any Proceeding commenced or threatened against a party hereto, its Affiliates or its or their respective directors or officers or otherwise relating to, involving or affecting such party or its Affiliates or such directors or officers, in each case in connection with, arising from or otherwise relating to this Agreement or the transactions contemplated herein, other than a Proceeding solely among the parties related to this Agreement.
“Treasury Regulations” means the regulations promulgated under the Code by the United States Department of Treasury.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988 and any similar Law.
“Willful Breach” means an intentional and material breach, or an intentional and material failure to perform, in each case that is the consequence of an act or omission by a party hereto with the knowledge that the taking of such act or failure to take such act would cause a material breach of this Agreement.

Each of the following terms is defined in the Section set forth opposite such term:
Term	Section
Adverse Recommendation Change	6.02(d)
Agreement	Preamble
Alternative Acquisition Agreement	6.02(a)
Anti-Takeover Laws	4.03(c)
Benefits Continuation Period	6.06(a)
Board Recommendation	4.03(a)
Capitalization Date	4.06(a)
Certificate of Merger	2.02(a)
Certificates	2.03(a)
Closing	2.01
Company	Preamble
Company Disclosure Letter	Article 4
Company Franchise	4.19(a)
Company Franchise Agreements	4.19(a)
Company Qualified Plan	6.06(e)
Company Welfare Plan	6.06(f)
Company Securities	4.06(c)
Company Stockholder Approval	4.02
Confidentiality Agreement	6.12
Continuing Employee	6.06(a)
Covered Persons	6.08(a)
Current Premiums	6.08(c)
DGCL	Recitals
Effective Time	2.02(b)
End Date	8.01(c)
Enforceability Exceptions	4.02
Fairness Opinion	4.03(b)
Franchise Schedule Period	4.19(e)
Indemnification Agreements	6.08(a)
Leased Real Property	4.13(b)
License Extension	8.02(d)
Licensed Intellectual Property	4.15(b)
Merger	Recitals
Merger Sub	Preamble
Multiemployer Plan	4.18(b)
Multiple Employer Plan	4.18(b)
Notice of Change of Recommendation	6.02(e)(ii)
Notice of Change Period	6.02(e)(iii)
Option Consideration	2.06(a)
Other Anti-Bribery Laws	4.24
Owned Real Property	4.13(a)

Term	Section
Parent	Preamble
Paying Agent	2.04(a)
Payment Fund	2.04(a)
Per Share Merger Consideration	2.03(a)
Proxy Statement	6.03(a)
Proxy Statement Clearance Date	6.03(c)
Real Property Leases	4.13(b)
RSU Award Payment	2.06(b)
Sanctions	4.25(a)
Shareholder Voting Agreement	Recitals
Significant Subsidiary	4.07(d)
Stockholders’ Meeting	6.03(c)
Subsidiary Securities	4.07(b)
Top Customers	4.26(b)
Top Suppliers	4.26(a)
Surviving Corporation	2.02(c)
Section 1.02   Other Definitional and Interpretative Provisions.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term defined in this Agreement shall be deemed also to define the corollary plural definition, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to any statute are to that statute and to the rules and regulations promulgated thereunder, in each case, as amended from time to time. References to “$” and “dollars” are to the currency of the United States. References from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively. Accounting terms used, but not specifically defined, in this Agreement shall be construed in accordance with GAAP. The phrases “made available”, “furnished” or similar phrases as used in this Agreement shall mean that the subject documents were either posted in the “Project Cyclone” data room maintained by the Company or delivered to Parent or its accountants, attorneys or other agents in each case by 5:00 p.m. Eastern Time on the day prior to the date hereof. If the day by which an action is required or permitted to be taken under the Agreement is a non-Business Day, then such action may be taken on the next succeeding Business Day.
ARTICLE 2
THE MERGER
Section 2.01   The Closing.   Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) will take place at 9:00 a.m., Eastern time, on the date that is as soon as practicable (and, in any event, within three (3) Business Days) after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The Closing shall be by the electronic exchange of signatures and documents and, to the extent physical exchange and delivery is required, at the offices of Hunton Andrews Kurth LLP, 951 E. Byrd Street, Richmond, VA 23219, unless another place is agreed to in writing by the parties hereto.
Section 2.02   The Merger.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable after the Closing, Parent and the Company shall cause a certificate of merger (the “Certificate of Merger”) to be executed and delivered to the Secretary of State of the State of Delaware for filing as provided in the DGCL.
(b)   The Merger shall become effective on such date and at such time when the Certificate of Merger has been filed with the Secretary of State of the State of Delaware, or at such later time and date as may be agreed by the parties in writing and specified in the Certificate of Merger (the “Effective Time”).
(c)   At the Effective Time, Merger Sub shall be merged with and into the Company in accordance with the DGCL, whereupon the separate existence of Merger Sub shall cease, and the Company shall be the surviving corporation in the Merger (the “Surviving Corporation”), and the separate corporate existence of the Company, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger. The Merger shall have the effects specified in the DGCL.
Section 2.03   Conversion of Shares.   At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any capital stock of Parent, Merger Sub or the Company:
(a)   except as otherwise provided in Section 2.03(b), Section 2.03(c) or Section 2.05, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically canceled and converted into the right to receive $102.00 in cash without interest (the “Per Share Merger Consideration”). As of the Effective Time, all such shares of Company Common Stock shall no longer be issued and outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate formerly representing any such shares of Company Common Stock (each a “Certificate” and collectively the “Certificates;” provided, however, that any references herein to “Certificate” or “Certificates” are deemed to include references to book-entry account statements relating to the ownership of shares of Company Common Stock) shall cease to have any rights with respect thereto, except the right to receive the Per Share Merger Consideration for each share upon surrender of such Certificate in accordance with Section 2.04;
(b)   each share of Company Common Stock owned or held in treasury by the Company and any shares of Company Common Stock owned by Parent or Merger Sub (or any of their respective Affiliates) immediately prior to the Effective Time shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor; and
(c)   each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become one fully paid, nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.
Section 2.04   Surrender and Payment.
(a)   Prior to the Effective Time, Parent shall appoint Equiniti Trust Company, LLC, or one of its Affiliates, as the paying agent (or such other nationally recognized paying agent designated by Parent and reasonably acceptable to the Company) (the “Paying Agent”) to act as agent for the Company’s stockholders who shall become entitled to receive the Per Share Merger Consideration. Prior to the Effective Time, the Company and Parent shall enter into a paying agent agreement with the Paying

Agent, which agreement shall set forth the duties, responsibilities and obligations of the Paying Agent consistent with the terms of this Agreement and otherwise reasonably acceptable to the Company and Parent. Parent shall pay, or cause to be paid, all charges and expenses of the Paying Agent in connection with the exchange of shares of Company Common Stock for the Per Share Merger Consideration.
(b)   At or prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with the Paying Agent the aggregate Per Share Merger Consideration (the “Payment Fund”). To the extent such fund diminishes for any reason below the level required to make prompt payment of the aggregate Per Share Merger Consideration, Parent and the Surviving Corporation shall promptly replace or restore, or cause to be replaced or restored, the shortfall in such fund so as to ensure that it is, at all times, maintained at a level sufficient to make such payments as promptly as reasonably practical. The Payment Fund shall be invested by the Paying Agent as directed by Parent; provided, that (i) no such investment or losses thereon shall relieve Parent from making the payments required by this Article 2 or affect the amount of the aggregate Per Share Merger Consideration payable hereunder, and following any losses Parent shall promptly provide additional funds to the Paying Agent in the amount of any such losses, (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement and (iii) such investments shall be in short-term obligations of the United States with maturities of no more than thirty (30) days, or guaranteed by, and backed by the full faith and credit of, the United States. Any and all interest or other amounts earned with respect to such funds shall become part of the Payment Fund and shall be paid to the Surviving Corporation on the earlier of twelve (12) months after the Closing Date or the full payment of the aggregate Per Share Merger Consideration. The Payment Fund shall not be used for any other purpose. The Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of shares of Company Common Stock and the payment of the Per Share Merger Consideration in respect of such shares. Promptly after the Effective Time (and in no event later than three (3) Business Days after the Effective Time), Parent shall send, or shall cause the Paying Agent to send, to each record holder of shares of Company Common Stock immediately prior to the Effective Time whose shares were converted into the right to receive the Per Share Merger Consideration pursuant to Section 2.03(a) a letter of transmittal and instructions in customary forms reasonably satisfactory to the Company prior to the Effective Time (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery or transfer of the Certificates (or affidavits of loss in lieu of the Certificates pursuant to Section 2.09) to the Paying Agent for use in such exchange).
(c)   Each holder of shares of Company Common Stock that have been converted into the right to receive the Per Share Merger Consideration shall be entitled to receive the Per Share Merger Consideration in respect of each share of Company Common Stock represented by a Certificate, promptly, upon (i) surrender to the Paying Agent of a Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Paying Agent, or (ii) in the case of a book-entry transfer of shares of Company Common Stock, receipt of a customary “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request), and, in each case, delivery to the Paying Agent of such other documents as may reasonably be requested by the Paying Agent. Until so surrendered or transferred, each such Certificate shall represent after the Effective Time for all purposes only the right to receive such Per Share Merger Consideration. No interest shall be paid or accrued for the benefit of any holder of Company Common Stock on any amount payable upon the surrender or transfer of any Certificate.
(d)   If any portion of the Per Share Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of the Paying Agent that such Tax has been paid or is not applicable.
(e)   All Per Share Merger Consideration paid upon the surrender of Certificates in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate and from and after the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates are presented to Paying Agent or the Surviving Corporation, they shall be canceled and exchanged for the Per Share Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.
(f)   Any portion of the Payment Fund that remains unclaimed by the holders of shares of Company Common Stock on the date that is twelve (12) months after the Closing Date shall be delivered to Parent or the Surviving Corporation, as determined by Parent, and any such holder who has not exchanged shares of Company Common Stock for the Per Share Merger Consideration in accordance with this Section 2.04 prior to that time shall thereafter look only to the Surviving Corporation as general creditors thereof for payment of the Per Share Merger Consideration, without interest. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by Applicable Law, the property of Parent or its designee, free and clear of all claims or interest of any Person previously entitled thereto. Notwithstanding anything in this Agreement to the contrary, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Company Common Stock or any Company Equity Awards for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Law.
Section 2.05   Dissenting Shares.   Notwithstanding Section 2.03, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the adoption of this Agreement or consented thereto in writing, who is entitled to appraisal under the DGCL and who has properly exercised appraisal rights for such shares in accordance with Section 262 of the DGCL, shall not be converted into a right to receive the Per Share Merger Consideration but instead shall be entitled only to payment for such shares determined in accordance with Section 262 of the DGCL following which such shares shall automatically be canceled and shall cease to exist; provided, however, that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder’s right to appraisal pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Per Share Merger Consideration (less any amounts entitled to be deducted or withheld pursuant to Section 2.08, less any amounts previously paid to such holder pursuant to Section 262(h) of the DGCL), in accordance with Section 2.03(a), without interest thereon, upon surrender of such Certificate formerly representing such shares. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock, any withdrawal of any such demand and any other demand, notice, or instrument delivered to the Company prior to the Effective Time pursuant to Section 262 of the DGCL that relate to such demand, and Parent shall have the opportunity and right to participate in and control all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, the Company shall not make any payment with respect to, settle, compromise, or waive any holder’s failure to comply with the DGCL, or offer or agree to do any of the foregoing.
Section 2.06   Company Equity Awards.
(a)   Company Stock Options. Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each Company Stock Option, whether or not vested and exercisable, that is outstanding and unexercised immediately prior to the Effective Time, shall be automatically converted into the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such Company Stock Option, by (ii) the aggregate number of shares of Company Common Stock that were issuable upon exercise of such Company Stock Option immediately prior to the Effective Time (such product, the “Option Consideration”). From and after the Effective Time, Company Stock Options shall no longer represent the right to purchase shares of Company Common Stock by the former holder thereof, but shall only entitle such holder to the payment of the Option Consideration, if any. Payments of the Option

Consideration shall be paid by the later of (1) the first payroll date after the Effective Time or (2) three (3) Business Days after the Effective Time. All payments provided pursuant to this Section 2.06(a) shall be made through the Company’s payroll systems, subject to withholding in accordance with the provisions of Section 2.08. If the exercise price per share of any Company Stock Option equals or exceeds the Per Share Merger Consideration, the Option Consideration therefor shall be zero, such Company Stock Options shall be cancelled and none of Parent, the Surviving Corporation or any of their Affiliates shall have any obligation to make any payments or provide any other consideration to the holders in respect of such Company Stock Options.
(b)   Company Restricted Stock Units. Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each Company RSU shall be deemed to have been earned and become fully vested (in the case of any performance based award, with the applicable performance metrics at the target level), shall not be continued, assumed or substituted by Parent, Merger Sub or the Surviving Corporation in the Merger and shall be canceled and extinguished as of the Effective Time and, in exchange therefor, each former holder of any such Company RSU shall have the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (i) the number of shares of Company Common Stock subject to such Company RSU by (ii) the Per Share Merger Consideration (such amount, the “RSU Award Payment”). Any dividend equivalents earned prior to the Effective Time will be paid in cash as soon as administratively practicable following settlement of the Company RSUs. From and after the Effective Time, each Company RSU shall no longer represent the right to receive shares of Company Common Stock by the former holder thereof, but shall only entitle such holder to the payment of the RSU Award Payment. The RSU Award Payments shall be paid by the later of (1) the first payroll date after the Effective Time or (2) three (3) Business Days after the Effective Time. All payments provided pursuant to this Section 2.06(b) shall be made through the Company’s payroll systems, subject to withholding in accordance with the provisions of Section 2.08.
(c)   As soon as reasonably practicable following the date hereof and in any event prior to the Effective Time, the Company Board (or, if appropriate, any committee administering the 2019 Stock Incentive Plan or the 2010 Stock Incentive Plan) shall adopt such resolutions and take such actions that are necessary for the treatment of the Company Equity Awards pursuant to this Section 2.06, which resolutions will also provide that such Company Equity Awards and the 2019 Stock Incentive Plan and 2010 Stock Incentive Plan shall terminate conditioned upon, and effective immediately prior to, the Effective Time and the holders thereof will be entitled only to the amount, if any, specified herein in respect thereof.
Section 2.07   Adjustments.   If, during the period between the date hereof and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the Per Share Merger Consideration and any other amounts payable pursuant to Article 2 of this Agreement shall be adjusted to equitably provide holders of the Company Common Stock the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.07 shall be construed to permit the Company or any of its Subsidiaries to take any action with respect to its securities that is otherwise prohibited or restricted by the terms of this Agreement, including Section 6.01.
Section 2.08   Withholding Rights.   Each of Parent, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement (including any holder of Company Common Stock or a Company Equity Award who is entitled to receive a payment pursuant to this Agreement) such amounts as it is required to deduct or withhold with respect to the making of such payment under any provision of any Applicable Law in respect of Taxes. To the extent that amounts are so deducted or withheld and are paid to the applicable Taxing Authority in accordance with Applicable Law by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be (or caused to be so paid), such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. If the Company, the Surviving Corporation or Parent determine that any amounts are required to be deducted or withheld (other than any deduction or withholding with respect to any payments constituting compensation for services or any backup withholding), the Company, the Surviving Corporation or Parent shall use commercially reasonable efforts to, prior to deducting or withholding such amounts, notify each other in respect of such determination and shall provide a reasonable opportunity for the Person subject to such deduction or withholding to establish or obtain any exemption from or reduction in the amount of any such deduction or withholding that otherwise would be required.
Section 2.09   Lost Certificates.   In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof and, if required by Parent, an indemnity bond (in customary and reasonable sum), the Per Share Merger Consideration payable in respect thereof pursuant to this Article 2.
ARTICLE 3
THE SURVIVING CORPORATION
Section 3.01   Certificate of Incorporation.   By virtue of the Merger, at the Effective Time, the certificate of incorporation of the Company shall be amended and restated to read in its entirety as set forth on Exhibit A hereto (which contains such provisions as are necessary to give full effect to Section 6.08(a) hereof), and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with Applicable Law.
Section 3.02    Bylaws.   By virtue of the Merger, at the Effective Time, the bylaws of the Company shall be amended and restated to read in their entirety as the bylaws of Merger Sub in effect immediately prior to the Effective Time (which contain such provisions as are necessary to give full effect to Section 6.08(a) hereof), except the references to Merger Sub’s name shall be replaced by references to “Nathan’s Famous, Inc.”, and as so amended shall be the bylaws of the Surviving Corporation until amended in accordance with Applicable Law.
Section 3.03   Directors and Officers.   The parties hereto shall take all actions necessary so that, from and after the Effective Time, (a) the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation from and after the Effective Time, and shall hold such office until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified, and (b) the officers of Merger Sub immediately prior to the Effective Time, from and after the Effective Time, shall be the officers of the Surviving Corporation, and shall hold such office until the earlier of their death resignation or removal or until their respective successors are duly appointed and qualified.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
With respect to any Section of this Article 4, except (a) as disclosed in the Company SEC Documents filed by the Company with the SEC on or after January 1, 2024, and at least one (1) Business Day prior to the date of this Agreement (other than any disclosures contained under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk”, disclosure set forth in any “forward-looking statements” disclaimer or any other disclosures that are predictive or forward-looking in nature (other than any factual or historical information contained therein)) and including any exhibits or schedules thereto, provided, however, that nothing disclosed in such Company SEC Documents shall be deemed to qualify or modify the representations and warranties set forth in Section 4.01, Section 4.02, Section 4.03, Section 4.06 or Section 4.29; or (b) as set forth in the disclosure letter delivered by the Company to Parent and Merger Sub on the date of this Agreement prior to the execution hereof (the “Company Disclosure Letter”), the Company hereby represents and warrants to Parent and Merger Sub as follows:
Section 4.01   Organization and Good Standing.
(a)   The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to have such power or authority has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing (to the extent the applicable jurisdiction recognizes such concept) in each jurisdiction where the character of its properties owned or leased by it or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   True and complete copies of the Company Organizational Documents, each as in effect on the date of this Agreement, are included in the Company SEC Documents.
Section 4.02   Corporate Power; Enforceability.   The Company has all requisite corporate power and authority to enter into, deliver and perform its obligations under this Agreement and consummate the transactions contemplated herein, subject to the accuracy of the representations and warranties in Section 5.11 and, in the case of the consummation of the Merger, to obtaining the Company Stockholder Approval. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company, subject to the accuracy of the representations and warranties in Section 5.11 and, in the case of the consummation of the Merger, to obtaining the Company Stockholder Approval. Subject to the accuracy of the representations and warranties in Section 5.11, the only vote of holders of any class or series of capital stock of the Company necessary to adopt and approve this Agreement and to consummate the Merger and the transactions contemplated by this Agreement (under Applicable Law, the Company Organizational Documents or otherwise) is the adoption of this Agreement by the affirmative vote of a majority of the outstanding shares of Company Common Stock, voting as a single class (such vote, the “Company Stockholder Approval”). This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (a) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (b) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (such exceptions in clauses (a) and (b), the “Enforceability Exceptions”).
Section 4.03   Company Board Approval; Fairness Opinion; Anti-Takeover Laws.
(a)   Company Board Approval.   The Company Board has (i) determined that this Agreement, the Merger and the other transactions contemplated hereby are fair to, advisable and in the best interests of the Company and the stockholders of the Company, (ii) approved this Agreement, the Merger and the other transactions contemplated hereby and declared it advisable that the Company enter into this Agreement and consummate the Merger and other transactions contemplated hereby, (iii) authorized and approved the execution, delivery and performance by the Company of this Agreement and consummation of the Merger and other transactions contemplated hereby, (iv) subject to Section 6.02(e), determined to recommend that the stockholders of the Company approve the Merger and adopt this Agreement (the “Board Recommendation”), and (v) directed that this Agreement be submitted to a vote of the Company’s stockholders for purposes of obtaining the Company Stockholder Approval.
(b)   Fairness Opinion.   The Company Board has received an opinion (the “Fairness Opinion”) from the Company Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, qualifications and limitations set forth therein, the Per Share Merger Consideration to be received by holders of shares of Company Common Stock in the Merger pursuant to this Agreement is fair, from a financial point of view, to such holders (other than Parent, Merger Sub and their respective affiliates).
(c)   Anti-Takeover Laws.   Assuming that the representations of Parent and Merger Sub set forth in Section 5.06 and Section 5.11 are true and correct, the Company Board has taken all necessary actions so that no “fair price,” “moratorium,” “control share acquisition,” “significant stockholder,” “interested stockholder” or other anti-takeover Law, including Section 203 of the DGCL (collectively, “Anti-Takeover Laws”), or any comparable anti-takeover provisions of the Company Organizational

Documents, is applicable to or restricts or prohibits this Agreement, the Merger or any of the other transactions contemplated herein. The Company does not have in effect any “shareholder rights plan,” “poison pill” or similar arrangement that would restrict, prohibit or otherwise affect the consummation of the transactions contemplated herein.
Section 4.04   Non-Contravention.   The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the transactions contemplated herein (a) do not violate or conflict with any provision of (i) the Company Organizational Documents (assuming the accuracy of the representations and warranties in Section 5.11) or (ii) the Organizational Documents of any of the Subsidiaries of the Company; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract or Governmental Authorization; (c) do not, assuming the Governmental Authorizations referred to in Section 4.05 are made and obtained, violate or conflict with any Order or Law applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that (A) have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated herein or (B) result from actions contemplated by Section 6.01(c) of the Company Disclosure Letter.
Section 4.05   Requisite Governmental Approvals.   No Governmental Authorization is required on the part of the Company in connection with (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the transactions contemplated herein, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including the filing of the Proxy Statement with the SEC and compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of NASDAQ; (iv) compliance with any applicable requirements of any applicable Antitrust Laws, including the HSR Act, or CFIUS; (v) any Government Authorizations that are required to effect the actions contemplated by Section 6.01(c) of the Company Disclosure Letter; and (vi) such other Governmental Authorizations the failure of which to obtain have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated herein.
Section 4.06   Company Capitalization.
(a)   The authorized capital stock of the Company consists of 30,000,000 shares of Company Common Stock. As of 5:00 p.m., New York City time, on January 16, 2026 (such time and date, the “Capitalization Date”), (i) 4,094,405 shares of Company Common Stock were issued and outstanding; and (ii) 5,289,515 shares of Company Common Stock were held by the Company as treasury shares. All issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights. From the Capitalization Date to the date of this Agreement, neither the Company nor any of the Subsidiaries of the Company has (1) issued or granted any Company Securities (other than vesting and settlement of Company Stock Options and Company RSUs granted prior to the Capitalization Date) or (2) established a record date for, declared, set aside for payment or paid any dividend on, or made any other distribution in respect of, any Company Securities.
(b)   As of the Capitalization Date, the Company has reserved 173,392 shares of Company Common Stock for issuance pursuant to the Company Stock Plans. As of the Capitalization Date, there were (i) 130,000 shares of Company Common Stock subject to outstanding Company Stock Options; and (ii) 20,000 shares of Company Common Stock subject to outstanding Company RSUs. Section 4.06(b) of the Company Disclosure Letter sets forth a complete and correct list of (A) all outstanding Company Stock Options and (B) all outstanding Company RSUs, including, in each case, the number of shares of Company Common Stock underlying such Company Equity Awards, the name of the holder and the grant date. The Company Stock Options and Company RSUs set forth in Section 4.06(b) of the Company Disclosure Letter constitute all of the equity-based awards of the Company or any of its Subsidiaries outstanding as of the Capitalization Date. All Company Stock Options and Company RSUs may, by their terms or the terms of the Company Stock Plans, be treated in accordance with Section 2.06. All shares of Company Common Stock that may be issued pursuant to the Company Stock Plans will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights.
(c)   Except as set forth in Section 4.06(a) and Section 4.06(b) and for changes since the Capitalization Date pursuant to the vesting and settlement of Company Stock Options and Company RSUs granted and outstanding prior to the Capitalization Date, there are (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible, exchangeable or exercisable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; and (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other equity or voting interest in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively, the “Company Securities”).
(d)   The Company Stock Plans are the only plans or programs the Company or any of its Subsidiaries sponsors or maintains under which stock options, restricted stock awards, restricted stock units, stock appreciation rights or other equity-based awards or profit participation or similar rights are outstanding.
(e)   Other than the Shareholder Voting Agreement, there are no (i) voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; or (ii) obligations or binding commitments of any character to which the Company is a party or by which it is bound (A) restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company or (B) granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities. As of the date of this Agreement, the Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends or other distributions with respect to any outstanding shares of Company Common Stock or other Company Securities.
Section 4.07   Subsidiaries.
(a)   Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and (ii) has the requisite corporate or similar power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties and assets, except, in each case, as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased by it or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)   Section 4.07(b) of the Company Disclosure Letter sets forth each of the Subsidiaries of the Company existing as of the date of this Agreement, the direct owner of each such Subsidiary and the jurisdiction of organization of each such Subsidiary. Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens (other than Permitted Liens). Each outstanding share, limited liability company interest, partnership interest or other equity interest of each Subsidiary of the Company is duly authorized, validly issued, fully paid and nonassessable (to the extent applicable) and was issued free and clear of preemptive (or similar) rights. The Company does not own, directly or indirectly, any capital stock or other equity or voting interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity or voting interest of, any Person other than the Subsidiaries of the Company. No Subsidiary of the Company owns any Company Securities. Neither the Company nor its Subsidiaries is a party to any Contract pursuant to which it is obligated to make any investment (in the form of a subscription obligation, loan, capital contribution, credit enhancement, capital account funding obligation, assumption of Indebtedness or otherwise) in any Person (other than the Company with respect to its Subsidiaries). There are (i) no outstanding securities of any of the Subsidiaries of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, any such Subsidiary; (ii) no outstanding options, calls, subscriptions, warrants or other rights or arrangements to acquire from any of the Subsidiaries of the Company, or that obligate any such Subsidiary to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, any such Subsidiary; (iii) no obligations of any of the Subsidiaries of the Company to grant, extend or enter into any subscription, warrant, right, convertible, exchangeable or exercisable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, any such Subsidiary; and (iv) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other equity or voting interest in, any of the Subsidiaries of the Company (the outstanding shares, limited liability company interests, partnership interests or other equity interests of each Subsidiary of the Company and the items in clauses (i), (ii), (iii) and (iv), collectively, the “Subsidiary Securities”).
(c)   There are no (i) voting trusts, proxies or similar arrangements or understandings to which the Company or any of the Subsidiaries of the Company is a party or by which the Company or any of the Subsidiaries of the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, any of the Subsidiaries of the Company; or (ii) obligations or binding commitments of any character to which the Company or any of the Subsidiaries of the Company is a party or by which it is bound (A) restricting the transfer of any shares of capital stock of, or other equity or voting interest in, any of the Subsidiaries of the Company or (B) granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any of its Subsidiary Securities.
(d)   The Company has made available to Parent a true and complete copy of the Organizational Documents of each Subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1.02(w) of Regulation S-X as promulgated by the SEC (each, a “Significant Subsidiary”), each as in effect as of the date of this Agreement. Each such Organizational Document of such Significant Subsidiary is in full force and effect. No Significant Subsidiary is in violation of any of the provisions of its Organizational Documents, except for violations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 4.08   Company SEC Documents.   Since March 27, 2023, and through the date of this Agreement, the Company has timely filed or furnished, as applicable, all Company SEC Documents with the SEC that have been required to be filed or furnished by it pursuant to Applicable Laws prior to the date of this Agreement. To the extent that any Company SEC Documents available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC contain redactions pursuant to a request for confidential treatment or otherwise, the Company has made available to Parent the full text of such Company SEC Documents. As of their respective filing or furnishing dates or, if amended or superseded by a subsequent filing or furnishing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing each of the Company SEC Documents complied (and each Company SEC Documents filed after the date of this Agreement will comply) in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, each as in effect on the date that such Company SEC Documents was or will be filed or furnished. As of its filing or furnishing date (or, if amended or superseded by a filing or furnishing prior to the date of this Agreement, on the date of such amended or superseded filing or furnishing), each Company SEC Documents did not contain (and with respect to each Company SEC Document filed after the date of this Agreement, will not contain) any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC. As of the date hereof, there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Company SEC Documents. To the Knowledge of the Company, as of the date hereof, none of the Company SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation. The Company is in compliance in all material respects with (a) all applicable rules and all current listing and corporate governance requirements of NASDAQ and (b) all applicable rules, regulations and requirements of the Sarbanes-Oxley Act and the SEC.
Section 4.09   Company Financial Statements; Internal Controls.
(a)   Company Financial Statements.   The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Documents (i) were prepared from, and are in accordance with, the books and records of the Company, (ii) complied in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (iii) have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of interim financial statements, as may be permitted by the SEC for quarterly reports on Form 10-Q), and (iv) fairly present, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries as of the respective dates thereof for the periods referred to therein, subject, in the case of unaudited interim financial statements, to normal and recurring year-end audit adjustments.
(b)   Off Balance Sheet Arrangements.   Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture or off-balance sheet partnership, or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose, or limited purpose entity or Person, on the other hand, or similar “off-balance sheet arrangements”), where the result, purpose, or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or such Subsidiary’s published financial statements or other Company SEC Documents.
(c)   Disclosure Controls and Procedures.   The Company has designed and maintains a system of “internal control over financial reporting” (as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of the Company’s financial statements in accordance with GAAP. The Company’s disclosure controls and procedures are reasonably designed and maintained to ensure that all (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since March 27, 2023, through the date of this Agreement, no events, facts or circumstances have occurred such that management would not be able to complete its assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act when next due, and conclude, after such assessment, that such system was effective. Since March 27, 2023, through the date of this Agreement, the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act. Neither the Company nor its principal executive officer or principal financial officer has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications as of the date of this Agreement. Since March 27, 2023, through the date of this Agreement, neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (A) any significant deficiencies or material weakness in the system of internal control over financial reporting used by the Company and its Subsidiaries; or (B) any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since March 27, 2023, through the date of this Agreement no written complaints from any source regarding a material violation of accounting procedures, internal accounting controls or auditing matters, including from employees of the Company or its Subsidiaries, regarding questionable accounting, auditing or legal compliance matters have been received by the Company.
Section 4.10   No Undisclosed Liabilities.
(a)   Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any kind, whether or not accrued, contingent or otherwise, except for such liabilities or obligations (i) specifically reflected or reserved against in the Company Balance Sheet included in the Company SEC Documents filed prior to the date hereof; (ii) that were incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practice; (iii) arising pursuant to this Agreement or incurred in connection with the negotiation of this Agreement and the transactions contemplated herein; or (iv) that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Neither the Company nor any of its Subsidiaries has any outstanding Indebtedness for borrowed money, other than any amounts borrowed under the Company Credit Facility.
Section 4.11   Absence of Certain Changes.
(a)   Since March 30, 2025, through the date of this Agreement, except for the negotiation, execution and performance of this Agreement and the transactions contemplated herein, the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business consistent with past practice.
(b)   Since March 30, 2025, there has not been any change, event, effect, development, condition, occurrence or circumstance that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   Since March 30, 2025, through the date of this Agreement, there has not been any event, occurrence or action that, if taken after the execution and delivery of this Agreement without Parent’s consent, would constitute a breach of any of the covenants in clauses (i), (ii), (iii), (iv), (v), (vii) or (xxiv) (solely as it relates to the foregoing clauses) of Section 6.01(b).
Section 4.12   Material Contracts.
(a)   List of Material Contracts. Except as filed as exhibits to the Company SEC Documents, Section 4.12(a) of the Company Disclosure Letter contains a true and complete list of all Material Contracts (except for Company Benefit Plans or as set forth on Section 4.18(a) of the Company Disclosure Letter), as in effect as of the date of this Agreement.
(b)   Validity.   Each Material Contract (other than any Material Contract that has expired in accordance with its terms after the date of this Agreement) is valid and binding on the Company or each Subsidiary of the Company that is a party thereto and, to the Knowledge of the Company, each other party thereto and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the

Knowledge of the Company, each other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No condition exists or event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches and defaults that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since the date of the Company Balance Sheet through the date of this Agreement, none of the Company or any of its Subsidiaries has received written notice of any violation of or default under (or any condition which with the passage of time or the giving of notice would cause such a violation of or default under) or intent to terminate or cancel any Material Contract, except for violations, defaults, terminations or cancellations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 4.13   Real Property.
(a)   Section 4.13(a) of the Company Disclosure Letter sets forth a true and complete list of all real property and interests in real property owned in fee simple by the Company or any of its Subsidiaries (the “Owned Real Property”), together with the name of the owner thereof and street address of such real property. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have good, valid and marketable title, in fee simple, free and clear of all Liens other than Permitted Liens, to the Owned Real Property (including the buildings, structures and other improvements thereon and fixtures thereto).
(b)   Section 4.13(b) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of each lease, and any material licenses, subleases and occupancy agreements and all other agreements related thereto, including amendments, modifications, guarantees and subordination, non-disturbance and attornment agreements (the “Real Property Leases”), with respect to all property leased, licensed, subleased or otherwise used or occupied by the Company or its Subsidiaries (the “Leased Real Property”), together with the parties thereto, the effective date of the same and the street address of such real property. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company or one of its Subsidiaries has a good and valid leasehold estate in the Leased Real Property, free and clear of all Liens, except for Permitted Liens, and (ii) the Real Property Leases are legal, valid, binding and in full force and effect, subject to the Enforceability Exceptions. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has received written notice that it is currently in default under any Real Property Lease and no event or condition has occurred since March 27, 2023, or currently exists, which constitutes or could constitute (with or without notice, the happening of any event and/or the passage of time) a default or breach in any material respect under any Real Property Lease on the part of the Company or its applicable Subsidiary, or, to the Knowledge of the Company, the other party thereto.
Section 4.14   Environmental Matters.   The Company and its Subsidiaries are, and since March 27, 2023, have been, in material compliance with Environmental Laws and Environmental Permits that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries as presently conducted; (b) since March 27, 2023, to the date of this Agreement, no notice of violation, request for information, demand, consent agreement or order related to any Environmental Law has been received by the Company or any of its Subsidiaries from any Governmental Authority, the substance of which has not been resolved; (c) no Proceeding or claim is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries under, or alleging that the Company or any of its Subsidiaries have any liability with respect to, any Environmental Law; (d) to the Knowledge of the Company, there are no Hazardous Substances present at, on or underneath any real property currently or formerly owned or operated by the Company or its Subsidiaries in amount or condition that would reasonably be expected to result in any material liability or any remedial obligation on the part of the Company or any of its Subsidiaries pursuant to any Environmental Law; (e) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has Released any Hazardous Substance on or under real property currently owned, leased or operated by the Company or any of its Subsidiaries in quantities or concentrations that require remediation by the Company or any of its Subsidiaries pursuant to any Environmental Law, (f) to the Knowledge of the Company, there are no underground storage tanks, underground piping, or disposal areas on, under, at or in any way affecting any real property currently or formerly owned or operated by the Company or its Subsidiaries in noncompliance with Environmental Law or that require remediation pursuant to any Environmental Law; (g) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has arranged for the disposal or treatment of any Hazardous Substances at any location that has resulted in or that could reasonably be expected to result in any liability or obligation on the part of the Company or any of its Subsidiaries pursuant to any Environmental Law and (h) neither the Company nor any of its Subsidiaries has expressly assumed by Contract, or provided any contractual indemnity to a third party for, any outstanding liability of a third party under Environmental Law.
Section 4.15   Intellectual Property.
(a)   Section 4.15(a) of the Company Disclosure Letter sets forth a true and complete list as of the date of this Agreement of all Company Registered Intellectual Property. Since March 27, 2023, the Company has maintained all Company Registered Intellectual Property in the ordinary course consistent with reasonable business practices, except for any such failure to maintain that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Section 4.15(b) of the Company Disclosure Letter sets forth a true and complete list as of the date of this Agreement of all licenses of Intellectual Property (other than licenses concerning commercially available off-the-shelf software) granted by third parties to the Company or any of its Subsidiaries that are material to the business of the Company and its Subsidiaries, taken as a whole, including agreements concerning the ownership of particular recipes and the ownership and/or manufacture of an ingredient specifically designed for the Company (i.e., ingredients that are not readily commercially available) (“Licensed Intellectual Property”). Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or one of its Subsidiaries: (i) is the owner of all right, title and interest in and to each item of Company Intellectual Property free and clear of all Liens (other than Permitted Liens) and (ii) is entitled to use and exploit each item of Licensed Intellectual Property, which right, to the Knowledge of the Company, is valid, sufficient and enforceable for the current operation of the business of the Company and its Subsidiaries. All material Company Registered Intellectual Property (other than applications therefor) is unexpired, subsisting and, to the Knowledge of the Company, valid and enforceable in all material respects (except with respect to any registered trademarks which are not in current use). Immediately after the Closing, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Licensed Intellectual Property and all recipes used by the Company or its Subsidiaries will remain available for use by the Company and its Subsidiaries on the same terms and conditions as in effect immediately prior to the Closing.
(c)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no Proceedings pending or, to the Knowledge of the Company, threatened in writing by any Person against the Company or any of its Subsidiaries alleging infringement, misappropriation or violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person or challenging the ownership, validity or enforceability of any Company Intellectual Property.
(d)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the conduct of the business of the Company and its Subsidiaries as currently conducted does not infringe, misappropriate or violate any Intellectual Property of any Person and (ii) to the Knowledge of the Company, as of the date of this Agreement, no Person is infringing, misappropriating or violating any Company Intellectual Property.

(e)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries take (and since March 27, 2023, have taken) commercially reasonable actions to protect and enforce the Company Intellectual Property, including such commercially reasonable actions as are necessary to maintain the confidentiality of the material trade secrets forming a part of the Company Intellectual Property. To the Knowledge of the Company, no material trade secrets have been disclosed or authorized to be disclosed to any Person, other than in the ordinary course of business pursuant to an enforceable written confidentiality and non-disclosure agreement.
Section 4.16   Data Privacy and Security.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a)   The Company and its Subsidiaries and their respective officers and employees are, and since March 27, 2023, have been, in compliance with all applicable Privacy Commitments. To the Knowledge of the Company, all Personal Information collected, processed, transferred, disclosed, shared, stored, protected or used by the Company or its Subsidiaries, or shared with a third party, in connection with the operation of their respective businesses is, and since March 27, 2023, has been, collected, processed, transferred, disclosed, shared, stored, protected and used by the Company, its Subsidiaries or third parties acting on their behalf in accordance with all applicable Privacy Commitments. No disclosures made in any privacy policies, notices, or statements published by the Company or its Subsidiaries have been inaccurate, misleading or deceptive. The Company has not sold, licensed or rented any Personal Information to a third party for monetary or other valuable consideration. To the Knowledge of the Company, the Company and its Subsidiaries are not, and since March 27, 2023, have not been, (i) under audit or investigation by any Governmental Authority regarding the Company’s compliance with applicable Privacy Commitments or (ii) subject to any third-party notification, claim, demand, audit or action in relation to the Company’s collection, processing, transfer, disclosure, sharing, storing, security and use of Personal Information.
(b)   The Company and its Subsidiaries (i) have implemented and maintain commercially reasonable technical, physical, and organizational measures intended to protect against and identify anticipated threats or hazards to, the security, confidentiality, integrity and availability of Personal Information, Company Information and Systems, including a commercially reasonable incident response plan and backup procedures, and (ii) have commercially reasonable procedures in place designed to remediate (A) Information Security Incidents and (B) audit or security assessment findings deemed to be a material, critical or high risk to the effectiveness of the foregoing. The Company and its Subsidiaries have fully remediated any and all material, critical or high-risk security vulnerabilities associated with Systems for which the Company or its Subsidiaries have or should reasonably have become aware. To the Knowledge of the Company, there are no vulnerabilities existing in Systems that would reasonably be expected to cause an Information Security Incident.
(c)   To the Knowledge of the Company, since March 27, 2023, the Company and its Subsidiaries have not experienced any Information Security Incident involving the Company or any of its Subsidiaries or third parties that process Company Information on behalf of the Company or its Subsidiaries. To the Knowledge of the Company, since March 27, 2023, no circumstance has arisen in which applicable Privacy Laws would require the Company or its Subsidiaries to notify a person or Governmental Authority of a “breach of security” (or similar term such as “security breach”) as defined by applicable Privacy Laws.
Section 4.17   Tax Matters.
(a)   Each of the Company and its Subsidiaries has timely filed or caused to be timely filed (taking into account valid extensions) all income and other material Tax Returns required to be filed by it and each such Tax Return is true, correct and complete in all material respects. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any material Tax Returns (other than automatic extensions requested in the ordinary course of business).
(b)   The Company and each of its Subsidiaries has timely paid, or has adequately reserved (in accordance with GAAP) for the payment of, all income and other material Taxes that are required to be paid by it (whether or not shown on any Tax Return).

(c)   All material amounts collected or withheld by the Company or any of its Subsidiaries for the payment of Taxes have been, or will be, timely remitted to the Taxing Authority to whom such payment is due, and each of the Company and its Subsidiaries has withheld all material Taxes required to have been withheld by it.
(d)   Neither the Company nor any of its Subsidiaries has executed any waiver, except in connection with any ongoing Tax examination, of any statute of limitations on, or extended the period for the assessment or collection of, any material Tax, in each case that has not since expired, and no requests for any such waivers have been made that are still pending.
(e)   Neither the Company nor any of its Subsidiaries has received written notice of any actual or proposed deficiencies or assessments for material Taxes that have not been finally resolved with all amounts due either paid or accrued as a liability in the Company’s most recent balance sheet to the extent required by GAAP.
(f)   No audits or other examinations with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing.
(g)   No Liens for material Taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries, except for Liens for current Taxes that are not yet due and payable.
(h)   Neither the Company nor any of its Subsidiaries will be required to include any item of income or gain in, or exclude any item of deduction, loss or other Tax benefit from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date, as a result of any (i) change in method of accounting pursuant to Section 481 of the Code (or any similar provision of state, local or non-United States Law) for a taxable period ending on or prior to the Closing Date, (ii) closing agreement as described in Section 7121 of the Code (or any similar provision of state, local or non-United States Law) entered into prior to the Closing Date, or (iii) intercompany transaction, installment sale or open transaction made on or prior to the Closing Date.
(i)   Neither the Company nor any of its Subsidiaries (A) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation or indemnification agreement, other than any such agreement (1) solely between or among the Company and its Subsidiaries or (2) entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes; or (B) has any liability for the Taxes of any Person, other than the Company and its Subsidiaries, pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-U.S. Law).
(j)   Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4(b)(2).
(k)   The Company is not, and has not been during the prior five (5) years, a “United States real property holding corporation” within the meaning of Section 897(c) of the Code.
(l)   Each of the Company and each of its Subsidiaries is in material compliance with all applicable escheatment, unclaimed property or abandoned property Laws.
(m)   Neither the Company nor any of its Subsidiaries has made any election to defer the payment of the employer’s share of any “applicable employment taxes” pursuant to the CARES Act that are currently outstanding.
Section 4.18   Employee Benefits.
(a)   Section 4.18(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of all material Company Benefit Plans. The Company has made available to Parent and Merger Sub true and complete copies (to the extent applicable) of: (i) each material Company Benefit Plan current plan document and any amendments thereto (or, in the case of any such Company Benefit Plan that is unwritten, a description thereof); (ii) the most recent annual report on Form 5500 required to be filed with the IRS with respect to each material Company Benefit Plan; (iii) if any Company Benefit Plan is funded, the most recent financial statements required to be prepared under Applicable Law; (iv) the current summary plan description, summaries of material modifications, and summaries of benefits and coverage for each material Company Benefit Plan; (v) each current administrative service agreement, trust agreement and insurance or group annuity contract or other funding arrangement relating to any material Company Benefit Plan; (vi) the most recent IRS determination letter (or opinion or advisory letter upon which the Company is entitled to rely); (vii) copies of the most recent reports on Form 1094-C and 1095-C filed with the IRS and furnished to employees; (viii) all material non-routine correspondence to or from any Governmental Authority received in the last three (3) years with respect to any material Company Benefit Plan; and (ix) the most recently completed discrimination tests for each Company Benefit Plan for which such test is required.
(b)   Except as set forth on Section 4.18(b) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries maintains, sponsors or participates in, contributes to, or is required to contribute to or has any liability with respect to (including on account of an ERISA Affiliate): (i) a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) (a “Multiemployer Plan”); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA); (iii) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA); or (iv) a plan covered by Section 412 of the Code or Title IV of ERISA.
(c)   Each Company Benefit Plan has been established, maintained, funded, operated and administered in all material respects in accordance with its terms and with all Applicable Law, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority. Each Company Benefit Plan that is intended to be a “qualified plan” within the meaning of Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code has received a favorable determination letter, or may rely on a favorable opinion letter, as to its qualified status issued by the U.S. Internal Revenue Service, and, to the Knowledge of the Company, no event, condition or circumstance has occurred or is likely to occur that would reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan. All contributions, premiums and benefit payments under or in connection with the Company Benefit Plans that are required to have been made in accordance with the terms of the Company Benefit Plans have been timely made.
(d)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no Proceedings, examinations or audits pending or, to the Knowledge of the Company, as of the date of this Agreement, threatened on behalf of or against any Company Benefit Plan, the assets of any trust pursuant to any Company Benefit Plan, or the plan sponsor, plan administrator or any fiduciary or any Company Benefit Plan with respect to the administration or operation of such plans, other than routine claims for benefits.
(e)   None of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any of their respective directors, officers, employees or agents has, with respect to any Company Benefit Plan, engaged in or been a party to any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Sections 406 and 407 of ERISA) that would reasonably be expected to result in the imposition of a material Tax or material penalty.
(f)   No Company Benefit Plan that is a “welfare benefit plan” (as defined in Section 3(1) of ERISA) provides material post-termination or retiree life insurance or health benefits to any person, except as may be required by Section 4980B of the Code or any similar Law.
(g)   Except as set forth on Section 4.18(g) of the Company Disclosure Letter, none of the execution and delivery of this Agreement or the consummation of Merger or the transactions contemplated herein, either alone or in combination with another event, shall (i) entitle any current or former employee, officer, or director of the Company to any material compensation or benefit; (ii) accelerate the time of payment or vesting, trigger any payment or funding, or materially increase the amount of any compensation or benefits payable to any employee, officer, or director of the Company; (iii) result in any payment or benefit that could reasonably be expected to constitute a parachute payment within the meaning of Section 280G of the Code or require the Company or its Subsidiaries to make any “gross up” or similar payment in connection therewith; (iv) directly or indirectly cause the Company or any of its Subsidiaries to transfer or set aside any assets to fund any material benefits under any Company Benefit Plan; or (v) limit or restrict the right to merge, materially amend, terminate or transfer the assets of any Company Benefit Plan at or following the Effective Time. Neither the

Company nor any of its Subsidiaries is obligated to pay a Tax gross-up or Tax reimbursement payment to any current or former employee, director, or other service provider of the Company or any of its Subsidiaries.
(h)   No event has occurred, and no conditions or circumstance exists, that would reasonably be expected to subject the Company, any of its Subsidiaries or an Company Benefit Plan to material penalties, material excise taxes or material assessments under Sections 4980B, 4980D or 4980H of the Code or any provision of the Patient Protection and the Affordable Care Act, Pub. L. No. 111-148, the Health Care and Education Reconciliation Act of 2010, Pub. L. No. 111-152 (and the regulations and other guidance issued thereunder).
(i)   Each Company Benefit Plan that is subject to Section 409A of the Code has been written, executed, and operated in compliance in all material respects in form and operation with the requirements of Section 409A of the Code and the regulations and other guidance thereunder.
Section 4.19   Franchise Matters.
(a)   Section 4.19(a) of the Company Disclosure Letter sets forth a complete and correct list of all franchise agreements, license agreements, subfranchise agreements, sublicense agreements, master franchise agreements, development agreements, market development agreements, and reserved area agreements (in each case, other than agreements to operate Ghost Kitchens that result in payments of less than $10,000 per annum to the Company and its Subsidiaries and are not otherwise material to the business of the Company and its Subsidiaries taken as a whole) that are effective as of December 28, 2025, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or their properties is bound (other than any such agreements between a person and its Subsidiaries or among its Subsidiaries) and that grant or purport to grant to a person (each, a “Company Franchisee”) the right to operate or license others to operate or to develop within a specific geographic area or at a specific location “Nathan’s” and/or “Nathan’s Famous” restaurants (each such restaurant, a “Company Franchise”, and each such agreement a “Company Franchise Agreement” and, collectively, the “Company Franchise Agreements”). For the avoidance of doubt, the terms Company Franchise Agreements and Company Franchise include any area development agreements, area license or franchise agreements, master franchise agreements, area representative agreements and similar agreements with Persons that cover the development, franchising, or licensing of franchises of “Nathan’s” and/or “Nathan’s Famous” restaurants. The Company has made available to Parent a true, correct and complete copy of each such Company Franchise Agreement and any written amendments, addenda or agreements related thereto. The location of each Ghost Kitchen as of December 28, 2025, is set forth in Section 4.19(a) of the Company Disclosure Letter.
(b)   Except as set forth in Section 4.19(b) of the Company Disclosure Letter, the Company Franchise Agreements do not contain provisions that expressly: (i) grant the Company Franchisee the right to develop additional Company Franchises without the payment of additional initial franchise fees, other than in connection with incentive programs generally being offered by the Company or its Affiliates to new and/or existing franchisee at the time of the sale of such franchise; (ii) restrict the Company or any of its Affiliates from receiving and/or retaining payments, rebates or allowances from suppliers in connection with any Company Franchisee’s purchases from suppliers; and (iii) grant any rights of first offer, right of first refusal, or other options providing exclusive or protected rights relating to the development or operation of Company Franchises in areas that are in addition to the geographic areas designated as the unit territory or development area granted under such executed Company Franchise Agreement, excluding any rights of first offer, right of first refusal, or other options that have expired by their own terms.
(c)   Section 4.19(c) of the Company Disclosure Letter sets forth a true and complete list of all Company Franchisees, together with the total royalties paid by each such Company Franchisee to the Company or any of its Subsidiaries during the 2025 fiscal year. Except as set forth in Section 4.19(c) of the Company Disclosure Letter, to the Knowledge of the Company, as of the date of this Agreement: (i) no such Company Franchisee is currently involved as a debtor in any bankruptcy proceedings; and (ii) the Company has not received written notice of any Company Franchisee’s intentions or plans to close, cease to operate, leave or abandon, or sell its Company Franchises, or terminate or not renew Company Franchise Agreements (except as would not be material to the business of the Company and its Subsidiaries taken as a whole).
(d)   Each of the Company Franchise Agreements is to the Knowledge of the Company valid and binding on the Company or the Subsidiary of the Company party thereto and each other party thereto, is in full force and effect, and complies in all material respects with all Applicable Laws, subject to the Enforceability Exceptions. Except as set forth in Section 4.19(d) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has received any written notice of any material default or event that with or without notice or lapse of time, or both, would constitute a material default by the Company and its Subsidiaries under any Company Franchise Agreement, and there is no Legal Proceeding, examination or audit pending against (or to the Knowledge of the Company, threatened in writing against or naming as a party thereto), the Company or any of its Subsidiaries by any Company Franchisees alleging material defaults of any Company Franchise Agreement or violations of the Franchise Laws. Except as set forth in Section 4.19(d) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries of the Company has (i) provided any Company Franchisee with a notice of default under any Company Franchise Agreement which has not been cured in accordance with the applicable Company Franchise Agreement or otherwise resolved (whether by termination of the applicable Company Franchise Agreement, settlement or otherwise) or (ii) provided waivers of any material default by Company Franchisees under any Company Franchise Agreement (except as would not be material to the business of the Company and its Subsidiaries taken as a whole).
(e)   Section 4.19(e) of the Company Disclosure Letter sets forth: (i) a list of all Company FDDs that the Company or any of its Subsidiaries have used to offer or sell Company Franchises within the United States at any time since March 27, 2023 (the “Franchise Schedule Period”); (ii) a list of the jurisdictions in the United States in which the Company has currently effective registrations and exemptions under Franchise Laws or has had an effective registration or exemption during the Franchise Schedule Period; and (iii) the effective date and expiration date of each such current and past registration or exemption. The Company has made available to Parent and Merger Sub true and complete copies of: (A) each such Company FDD; and (B) copies of the listed franchise registrations, notices of exemption, and any orders, decrees issued to, from, or by any state authority under any United States Franchise Laws during the Franchise Schedule Period.
(f)   Since the beginning of the Franchise Schedule Period, to the Knowledge of the Company, all offers and sales of Company Franchises by the Company or any of its Subsidiaries have been made in material compliance with all applicable Franchise Laws in effect at the time of such offer or sale. Since the beginning of the Franchise Schedule Period, to the Knowledge of the Company, all Company FDDs that the Company or any of its Subsidiaries have used to offer and sell Franchises have contained in all material respects the information required by Franchise Laws and have otherwise been prepared and delivered to prospective Company Franchisees in compliance with applicable Franchise Laws in all material respects. To the Knowledge of the Company, since the beginning of the Franchise Schedule Period, none of the Company or any of its Subsidiaries have, in any Company FDD or in any franchise-related registration, application or filing with any Governmental Authority made any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(g)   Neither the Company nor any of its Subsidiaries is subject to any Order that would prohibit or restrict the offer or sale of Company Franchises in any jurisdiction, nor has the Company or any of its Subsidiaries received any written notice from any Governmental Authority indicating that such stop orders or other Legal Proceedings are or may be threatened.
(h)   To the Knowledge of the Company, all funds paid to the Company or any of its Subsidiaries by or on behalf of one or more Company Franchises at any time since the beginning of the Franchise Schedule Period for advertising and promotion have been administered in accordance in all material respects with the applicable Company Franchise Agreements and as described in the Company FDDs under which those Company Franchise Agreements were issued. To the Knowledge of the

Company, since the beginning of the Franchise Schedule Period, all rebates and other payments made by suppliers and other third parties to the Company or any of its Subsidiaries on account of Company Franchisees’ purchases from those suppliers and third parties or for purposes of doing business with those Company Franchisees, have been administered and spent in accordance in all material respects with the applicable Company Franchise Agreements, Applicable Laws, any applicable Contracts between those suppliers or third parties and the Company or any of its Subsidiaries, and as described in the Company FDDs under which the applicable Company Franchise Agreements were issued.
(i)   The Company has made available to the Parent and Merger Sub true and complete copies of a material sample of all advertising and promotional materials used by the Company or its Subsidiaries during the Franchise Schedule Period to market Company Franchises.
(j)   Except as set forth on Section 4.19(j) of the Company Disclosure Letter, during the Franchise Schedule Period, the Company and its Subsidiaries have not contracted with or used any independent sales representatives, brokers, consultants, franchise referral networks, or other third parties in connection with the offer or sale of Company Franchises. During the Franchise Schedule Period, the Company has, to the extent applicable, filed all broker and sales agent registrations on a timely basis as required by Franchise Laws during periods in which Company Franchises were offered or sold by such third parties on behalf of the Company in the applicable jurisdiction.
(k)   Except as set forth on Section 4.19(k) of the Company Disclosure Letter, the Company has not organized, sponsored, or given formal recognition to any franchisee advisory council, independent franchisee association, or other organization purporting to represent the interests of Company Franchisees. To the Knowledge of the Company, no independent association or franchisee organization exists which holds itself out as a representative of the Company Franchisees.
(l)   Except as set forth on Section 4.19(l) of the Company Disclosure Letter, in connection with all terminations, non-renewals, or requested and/or completed transfers of Company Franchise Agreements since the beginning of the Franchise Schedule Period, the Company and any of its Subsidiaries has complied in all material respects with all applicable Relationship Laws and the requirements of the applicable Company Franchise Agreements.
Section 4.20   Labor Matters.
(a)   Except as set forth on Section 4.20(a) of the Company Disclosure Letter, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to any written collective bargaining agreement, labor union Contracts or trade union agreements with any labor union, works council or labor organization. To the Knowledge of the Company, as of the date of this Agreement, there are no activities or proceedings of any labor union to organize any employees of the Company or any of its Subsidiaries with regard to their employment with the Company or any of its Subsidiaries. As of the date of this Agreement, there is no strike, lockout, concerted work slowdown, or concerted work stoppage against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened in writing directly against the Company or any of its Subsidiaries, except where such strike, lockout, slowdown or work stoppage has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, there are no labor organizational or decertification activities underway or threatened by, or on behalf of, or against any labor union, works council or labor organization with respect to employees of the Company or any of its Subsidiaries, and no such activities have occurred within the past two (2) years.
(b)   The Company and its Subsidiaries are in compliance with Applicable Laws with respect to the employment of their employees, including employee wage and hour requirements, employee immigration status (including with respect to their employees’ lawful right to work in the United States and retaining Forms I-9 of their applicable employees), discrimination in employment, employee health and safety, and collective bargaining, except for such noncompliance that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries have taken any action that would result in any material liability under the WARN Act during the three-year period prior to the date of this Agreement.

(c)   Since March 27, 2023, there have been no Proceedings pending or (to the Knowledge of the Company) threatened against the Company or any of its Subsidiaries related to any allegations of sexual or racial harassment or discrimination or unlawful retaliation by any employee of the Company or its Subsidiaries. Since March 27, 2023, there have been no investigations by or reports made to the Company’s audit committee related to any allegations of sexual or racial harassment or discrimination or unlawful retaliation by any employee of the Company or its Subsidiaries. To the Knowledge of the Company, there are no allegations of, and no investigations by Third Parties pending or threatened relating to allegations of, sexual or racial harassment or discrimination or unlawful retaliation by any executive officer of the Company. To the Knowledge of the Company, there are no allegations of, and no investigations by Third Parties pending or threatened relating to allegations of, sexual or racial harassment or discrimination or unlawful retaliation by any employee of the Company or any of its Subsidiaries that would be material to the business of the Company and its Subsidiaries, taken as a whole.
(d)   Except as set forth on Section 4.20(d) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has, within the forty-five (45) days prior to the date hereof, increased the compensation, bonus, severance, retention or termination pay payable or that could become payable to any employees of the Company or any of its Subsidiaries, in each case, other than any such increase required by Applicable Law or made in the ordinary course of business consistent with past practice.
Section 4.21   Compliance with Laws.
(a)   The Company and each of its Subsidiaries are, and since March 27, 2023, have been, in compliance with all Applicable Laws, except for such noncompliance that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. As of the date of this Agreement and since March 27, 2023, no written notice, charge or assertion has been received by the Company or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries alleging any violation of any Applicable Laws other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of their business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since March 27, 2023, have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of its businesses; and (iii) since March 27, 2023, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization, the substance of which has not been resolved.
Section 4.22   Proceedings; Orders.
(a)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and other than any Transaction Litigation brought after the date of this Agreement, there are no Proceedings pending or, to the Knowledge of the Company, threatened in writing, or, to the Knowledge of the Company, any investigations, examinations or audits pending against the Company or any of its Subsidiaries, or any of their respective properties or assets, or any of their respective officers or directors (in their capacity as officers or directors of the Company or any of its Subsidiaries).
(b)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is subject to any Order that is in effect.
Section 4.23   Insurance.   The Company and its Subsidiaries have all material policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of life, property, fire, workers’ compensation, cybersecurity, products liability, directors’ and officers’ liability, fiduciary and other casualty and liability insurance (but excluding any insurance policies underlying an Company Benefit Plan), that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries, a true and complete list of which, as of the date of this Agreement, is set forth on Section 4.23 of the Company Disclosure Letter. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the insurance policies maintained by the Company or any of its Subsidiaries are in full force and effect, (b) all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that are not yet due but may be required to be paid with respect to a period ending prior to the Effective Time), (c) no written notice of cancellation or termination has been received or, to the Knowledge of the Company, threatened with respect to any such policy other than ordinary renewals, (d) neither the Company nor any of its Subsidiaries is in breach of, or default under, any such insurance policy, and (e) neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time or both, would constitute a breach or default, or permit termination or modification, of any of such insurance policies.
Section 4.24   Anti-Corruption Compliance.   Except as would not be material to the Company and its Subsidiaries, taken as a whole, none of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any officer, director, employee or agent of the Company or any of its Subsidiaries has (in each case acting on behalf of the Company or its Subsidiaries), since March 27, 2023, directly or knowingly indirectly, taken any action that would cause any of the foregoing to be in material violation of any provision of the FCPA or any other applicable anti-bribery, anti-corruption and anti-money laundering Laws of any jurisdiction in which the Company or any of its Subsidiaries operate or in which any agent thereof is conducting or has conducted business on behalf of the Company or any of its Subsidiaries (collectively, the “Other Anti-Bribery Laws”).
Section 4.25   Economic Sanctions & Export Controls Compliance.
(a)   Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries are, and since March 27, 2023, have been, in material compliance with all applicable economic sanctions Laws or trade restrictions and export control Laws administered or enforced by the U.S. government (including the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or His Majesty’s Treasury (collectively, “Sanctions”).
(b)   None of the Company, any of its Subsidiaries or any of their respective directors or officers is a Person (i) that is organized or ordinarily resident in a country or territory with which dealings are broadly prohibited under comprehensive U.S. Sanctions, or (ii) with whom dealings are restricted or prohibited under any Sanctions.
(c)   Other than as set forth on Section 4.25(c) of the Company Disclosure Letter, none of the Company or any of its Subsidiaries has, or since March 27, 2023, has had, any operations, assets, properties, employees, or businesses outside of the United States.
Section 4.26   Top Suppliers; Top Customers.
(a)   Section 4.26(a) of the Company Disclosure Letter sets forth a true and complete list of the ten (10) largest suppliers or vendors (the “Top Suppliers”) to the Company and its Subsidiaries based on the consolidated cost of goods and services paid to such Persons by the Company or its Subsidiaries for the four (4) consecutive fiscal quarters ended September 28, 2025. Since the date of the Company Balance Sheet through the date of this Agreement, there has not been any material adverse change in the business relationship of the Company or any of its Subsidiaries with any Top Suppliers, and neither the Company nor any of its Subsidiaries has received any written communication or notice from any Top Supplier to the effect that any such supplier (i) has changed, modified, amended or reduced, or intends to change, modify, amend or reduce, its business relationship with the Company or any of its Subsidiaries in a manner inconsistent with the ordinary course of business, or (ii) will fail to perform in any respect, or intends to fail to perform in any respect, its obligations under any of its Contracts with the Company or any of its Subsidiaries, except in each case of clause (i) and (ii), as would not reasonably be expected to interfere materially with the ability of the Company and its Subsidiaries to conduct their businesses as presently conducted.

(b)   Section 4.26(b) of the Company Disclosure Letter sets forth a true and complete list of the ten (10) largest customers (the “Top Customers”) of the Company and its Subsidiaries based on the consolidated cost of goods and services paid by such Persons to the Company or its Subsidiaries for the four (4) consecutive fiscal quarters ended September 28, 2025. Since the date of the Company Balance Sheet through the date of this Agreement, there has not been any material adverse change in the business relationship of the Company or any of its Subsidiaries with any Top Customers, and neither the Company nor any of its Subsidiaries has received any written communication or notice from any Top Customer to the effect that any such customer (i) has changed, modified, amended or reduced, or intends to change, modify, amend or reduce, its business relationship with the Company or any of its Subsidiaries in a manner inconsistent with the ordinary course of business, or (ii) will fail to perform in any respect, or intends to fail to perform in any respect, its obligations under any of its Contracts with the Company or any of its Subsidiaries, except in each case of clause (i) and (ii), as would not reasonably be expected to interfere materially with the ability of the Company and its Subsidiaries to conduct their businesses as presently conducted.
Section 4.27   Quality and Safety of Food and Beverage Products.   Since March 27, 2023, (a) there have been no recalls or withdrawals of any food or beverage product served by the Company, whether ordered by a Governmental Authority or undertaken voluntarily by the Company or any of its Subsidiaries; (b) there have been no notices of warning or withholding, suspension or withdrawal of inspection, seizure, criminal referral, or other similar federal, state or private, or, to the Knowledge of the Company, threatened enforcement actions or other Proceedings, examinations or audits with respect to any food or beverage product served by the Company; (c) none of the food or beverage products of the Company or any of its Subsidiaries have been recalled, seized, withdrawn, detained, suspended, or the subject of any health or safety notification by the Company (or Subsidiary thereof) or any Governmental Authority; and (d) none of the food or beverage products of the Company or any of its Subsidiaries have been adulterated, misbranded, mispackaged, or mislabeled in violation of Applicable Law, or posed an inappropriate threat to the health or safety of a consumer when consumed in the intended manner, in each case, except, in the case of clause (a), (b), (c) or (d), as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 4.28   Related Party Transactions.   Except for compensation or other employment arrangements in the ordinary course of business, currently there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (including any director or officer thereof, but not including any wholly owned Subsidiary of the Company), on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.
Section 4.29   Brokers.   Except for the Company Financial Advisor, there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the transactions contemplated herein.
Section 4.30   No Other Representations or Warranties.
(a)   Except for the representations and warranties made by the Company in this Article 4 (as qualified by the applicable items disclosed in the Company Disclosure Letter or the Company SEC Documents, in each case, in accordance with the introduction to this Article 4), neither the Company nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or Merger Sub or made available to Parent or Merger Sub in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated herein. Without limiting the generality of the foregoing, the Company and its Subsidiaries expressly disclaim any other representations or warranties, whether made by the Company or any of its Subsidiaries or any of their respective Affiliates or Representatives.
(b)   The Company acknowledges and agrees that, except for the representations and warranties made by Parent and Merger Sub in Article 5, none of Parent, Merger Sub, or any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent, Merger Sub, or their respective Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Parent or Merger Sub or their respective Subsidiaries or any other matter furnished or provided to the Company or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated herein. The representations and warranties made by Parent and Merger Sub in Article 5 constitute the sole and exclusive representations and warranties of Parent and Merger Sub in connection with this Agreement or the transactions contemplated herein. The Company specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person or the accuracy or completeness of any information regarding Parent or its Subsidiaries (including Merger Sub) or any other matter furnished or provided to the Company or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated herein, and acknowledges and agrees that Parent and its Affiliates (including Merger Sub) have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties or the accuracy or completeness of any information regarding Parent and its Subsidiaries (including Merger Sub) or any other matter furnished or provided to the Company or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated herein.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
With respect to any Section of this Article 5, except as disclosed in the reports, statements and other documents filed by Parent with the SEC or furnished by Parent to the SEC, in each case, pursuant to the Exchange Act and on or after January 1, 2024 (including the documents incorporated by reference therein), and at least one (1) Business Day prior to the date of this Agreement (other than any disclosures contained under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk” that is not factual or historical in nature, disclosure set forth in any “forward-looking statements” disclaimer or any other disclosures that are predictive, cautionary or forward-looking in nature), provided, however, that nothing contained in such documents shall be deemed to qualify or modify the representations and warranties set forth in Section 5.01, Section 5.02, Section 5.06, Section 5.08, Section 5.11 or Section 5.12, Parent and Merger Sub hereby represent and warrant to the Company as follows:
Section 5.01   Corporate Existence and Power.   Parent (a) is duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia; and (b) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Merger Sub (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.
Section 5.02   Corporate Power; Enforceability.   Each of Parent and Merger Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. Assuming the due authorization, execution, and delivery hereof by the Company, this Agreement constitutes valid and binding agreements of each of Parent and Merger Sub, as applicable, enforceable against each such Person in accordance with its terms, subject to the Enforceability Exceptions.

Section 5.03   Non-Contravention.   The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective covenants and obligations hereunder, and the consummation of the transactions contemplated herein (a) do not violate or conflict with any provision of the Organizational Documents of Parent or Merger Sub; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any Contract, Governmental Authorization or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent, Merger Sub or any of their properties or assets may be bound; (c) do not, assuming the Governmental Authorizations referred to in Section 5.04 are made and obtained, violate or conflict with any Law applicable to Parent or Merger Sub or by which any of their properties or assets are bound; or (d) will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent or Merger Sub, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated herein or have a material adverse effect on the ability of Parent or Merger Sub to perform their respective covenants and obligations under this Agreement or to consummate the transactions contemplated herein.
Section 5.04   Requisite Governmental Approvals.   No Governmental Authorization is required on the part of Parent or Merger Sub in connection with (a) the execution and delivery of this Agreement by each of Parent and Merger Sub; (b) the performance by each of Parent and Merger Sub of their respective covenants and obligations pursuant to this Agreement; or (c) the consummation of the transactions contemplated herein, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of any applicable Antitrust Laws, including the HSR Act; and (iv) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated herein or have a material adverse effect on the ability of Parent or Merger Sub to perform their respective covenants and obligations under this Agreement or to consummate the transactions contemplated herein.
Section 5.05   Operation of Merger Sub.   All of the issued and outstanding capital stock of Merger Sub is, and at the Closing Date will be, owned by Parent. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, and prior to the Closing Date will have engaged in no other business activities and will have incurred no liabilities or obligations other than in connection with the transactions contemplated hereby or incidental to its formation.
Section 5.06   No Vote of Parent Stockholders; Required Approval.   No vote or consent of the holders of any class or series of capital stock of Parent is necessary to adopt or approve this Agreement, the Merger or the other transactions contemplated by this Agreement. The vote or consent of Parent, as the sole stockholder of Merger Sub, is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to adopt or approve the Agreement, the Merger or the other transactions contemplated herein. On the date hereof, Parent, as the sole stockholder of Merger Sub, will vote or provide its consent to approve this Agreement, the Merger and the other transactions contemplated hereby.
Section 5.07   Litigation.   There is no Proceeding pending against or, to the knowledge of Parent, threatened in writing against or affecting, Parent, Merger Sub or any of its other Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent and Merger Sub to perform their respective covenants and obligations under this Agreement or to consummate the transactions contemplated herein. None of Parent, Merger or any of its other Subsidiaries is subject to any Order that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent and Merger Sub to perform their respective covenants and obligations under this Agreement or to consummate the transactions contemplated herein.
Section 5.08   Sufficient Funds.   Parent has and will, at the Effective Time, have cash, cash equivalents and/or available sources of credit sufficient to (a) consummate the Merger and make all cash payments contemplated to be made by Parent and/or Merger Sub under this Agreement, including payment of all amounts required to be paid pursuant to Article 2, (b) pay all related fees and expenses, and (c) pay all outstanding obligations under the Company Credit Facility. Each of Parent and Merger Sub acknowledges that the obligations of Parent and Merger Sub under this Agreement are not contingent upon or subject to any conditions regarding Parent or Merger Sub’s ability to obtain financing for the consummation of the Merger or the other transactions contemplated herein.
Section 5.09   Solvency.   Assuming (a) satisfaction of all of the conditions set forth in Section 7.01 and Section 7.02, and after giving effect to the transactions contemplated by this Agreement, including the payment of the amounts contemplated in Article 2, (b) any repayment or refinancing of debt in connection with this Agreement and the transactions contemplated hereby, (c) the Company and its Subsidiaries, taken as a whole, are solvent immediately prior to the Closing, (d) the accuracy of the representations and warranties of the Company set forth in Article 4 hereof, (e) payment of all amounts required to be paid in connection with the consummation of the transactions contemplated by this Agreement, and (f) payment of all related fees and expenses, Parent and the Surviving Corporation, taken as a whole, will be solvent as of the Effective Time and immediately after the consummation of the transactions contemplated by this Agreement. For the purposes of this Agreement, the term “solvent” when used with respect to any Person, means that, as of any date of determination (x) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed the sum of (i) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with Applicable Laws governing determinations of the insolvency of debtors, plus (ii) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (y) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date, and (z) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of the preceding definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.
Section 5.10   Absence of Certain Agreements.   As of the date hereof, other than the Shareholder Voting Agreement, neither Parent, Merger Sub nor any of their respective Affiliates has entered into any agreement, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any agreement, arrangement or understanding (in each case, whether oral or written), (a) pursuant to which any stockholder of the Company would be entitled to receive in respect of any share of Company Common Stock, consideration of a different amount or nature than the Per Share Merger Consideration or pursuant to which any stockholder of the Company has agreed to vote to adopt this Agreement or has agreed to vote against any Superior Proposal or (b) pursuant to which any stockholder of the Company or any of its Subsidiaries has agreed to make an investment in, or contribution to, Parent or Merger Sub in connection with the transactions contemplated by this Agreement. Other than the Shareholder Voting Agreement, there are no agreements, arrangements or understandings (in each case, whether oral or written) between Parent, Merger Sub or any of their respective Affiliates, on the one hand, and any member of the Company’s management or directors, on the other band, as of the date hereof that relate to or are in connection with, the transactions contemplated by this Agreement.
Section 5.11   Stock Ownership.   None of Parent, Merger Sub or any other Subsidiary of Parent beneficially owns (as such term is used in Rule 13d-3 promulgated under the Exchange Act) any Company Common Stock or is party to any derivative or hedging arrangement, short position, borrowing or lending of Company Common Stock or other Contract or understanding, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from, Company Common Stock price changes for, or to increase or decrease the voting power of, Parent, Merger Sub or any other Subsidiary of Parent, in each case, with respect to Company Common Stock. None of Parent, Merger Sub or any of their respective Subsidiaries, or, to the knowledge of Parent, any other Affiliate of Parent is, nor at any time during the last three (3) years has been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL.
Section 5.12   Brokers’ Fees.   Other than the engagement of Goldman Sachs & Co. LLC by Parent to act as its financial advisor, no Person has acted, directly or indirectly, as a broker, finder or financial advisor for Parent in connection with the transactions contemplated by this Agreement and no such Person is entitled to any fee or commission or like payment from Parent in respect thereof.
Section 5.13   Information in Proxy Statement.   None of the written information supplied or to be supplied by Parent or Merger Sub expressly for inclusion or incorporation by reference in the Proxy Statement (or any amendment thereof or supplement thereto) will, at the date first mailed to the Company’s stockholders or at the time of the meeting of the Company’s stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by the Company or its Representatives.
Section 5.14   No Other Representations and Warranties; Investigation.
(a)   Except for the representations and warranties made by Parent and Merger Sub in this Article 5, none of Parent, Merger Sub or any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent, Merger Sub or their respective Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Parent or its Subsidiaries (including Merger Sub) or any other matter furnished or provided to the Company or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated herein. Without limiting the generality of the foregoing, Parent and its Subsidiaries (including Merger Sub) expressly disclaim any other representations or warranties, whether made by Parent or any of its Subsidiaries (including Merger Sub) or any of their respective Affiliates or Representatives.
(b)   Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties made by the Company in Article 4 (as qualified by the applicable items disclosed in the Company Disclosure Letter and the Company SEC Documents in accordance with the introduction to Article 4), neither the Company nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated herein. The representations and warranties made by the Company in Article 4 (as qualified by the applicable items disclosed in the Company Disclosure Letter in accordance with the introduction to Article 4) constitute the sole and exclusive representations and warranties of the Company in connection with this Agreement or the transactions contemplated herein. Each of Parent and Merger Sub specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or Merger Sub or made available to Parent or Merger Sub in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated herein, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or Merger Sub or made available to Parent or Merger Sub in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated herein.

(c)   Each of Parent and Merger Sub has conducted its own independent review and analysis of the business, operations, assets, intellectual property, technology, liabilities, results of operations, financial condition and prospects of the Company and its Subsidiaries and acknowledges that each of Parent and Merger Sub has been provided sufficient access to personnel, properties, premises and records of the Company and its Subsidiaries for such purposes. In entering into this Agreement, each of Parent and Merger Sub has relied solely upon its independent investigation and analysis of the Company and its Subsidiaries and the representations and warranties expressly set forth in this Agreement or a certificate delivered expressly pursuant hereto, and each of Parent and Merger Sub acknowledges and agrees that it has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by the Company, any of its Subsidiaries, or any of their respective Affiliates, stockholders, controlling persons or Representatives that are not expressly set forth in this Agreement or a certificate delivered expressly pursuant hereto, whether or not such representations, warranties or statements were made in writing or orally. Each of Parent and Merger Sub acknowledges and agrees that, to the fullest extent permitted by Applicable Law, the Company and its Subsidiaries, and their respective Affiliates, stockholders, controlling persons or Representatives shall not have any liability or responsibility whatsoever to Parent, Merger Sub or their respective Affiliates, stockholders, controlling persons or Representatives on any basis (including in contract or tort, under federal or state securities laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided or made available (including in any data rooms, management presentations, information or descriptive memorandum or supplemental information), or statements made (or any omissions therefrom), to Parent, Merger Sub or any of their Representatives, or any Affiliates, stockholders, or controlling persons of Parent or Merger Sub, except as and only to the extent expressly set forth in this Agreement (as qualified by the applicable items disclosed in the Company Disclosure Letter and the Company SEC Documents in accordance with the introduction to Article 4) or any certificate delivered expressly pursuant hereto, in the Shareholder Voting Agreement or in the case of fraud.
ARTICLE 6
COVENANTS
Section 6.01   Conduct of the Company.
(a)   Except (i) as expressly contemplated by this Agreement, (ii) as set forth in Section 6.01 of the Company Disclosure Letter, (iii) as required by Applicable Law or (iv) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 8 and the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to (A) conduct its business in all material respects in the ordinary course of business consistent with past practice and (B) preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with its officers, employees, suppliers, customers, distributors, licensors, Company Franchisees and the franchise system as a whole and other Persons with whom the Company or its Subsidiaries have material business dealings; provided that no action or inaction by the Company or its Subsidiaries with respect to matters specifically addressed by any provision of Section 6.01(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such relevant provision of Section 6.01(b).
(b)   Except (i) as expressly contemplated by this Agreement, (ii) as set forth in Section 6.01 of the Company Disclosure Letter, (iii) as required by Applicable Law or (iv) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 8 and the Effective Time, the Company shall not, and shall not permit any of its Subsidiaries to:
(i)   amend the Organizational Documents of the Company or any of its Subsidiaries (other than any immaterial amendments to the Organizational Documents of any of the Subsidiaries of the Company);

(ii)   propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;
(iii)   (A) issue, sell, deliver, grant, pledge, dispose of or encumber, or agree or commit to issue, sell, deliver, grant, pledge, dispose of or encumber, (1) any Company Securities (other than the issuance of Company Common Stock in accordance with the terms of any award agreements with respect to, and upon the exercise or settlement of, Company Stock Options or Company RSUs outstanding prior to the date hereof) or (2) any of Subsidiary Securities or (B) adopt a rights plan;
(iv)   reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its capital stock or other equity or voting interest, other than (A) the withholding of shares of Company Common Stock to satisfy the exercise price or Tax obligations incurred in connection with the settlement of Company Stock Options and Company RSUs outstanding prior to the date hereof or (B) the acquisition by the Company of Company RSUs outstanding prior to the date hereof in connection with the forfeiture of such awards, in each case, in accordance with their respective terms;
(v)   establish a record date for, declare, set aside or pay any dividends on, or make any other distribution (whether in cash, shares or other equity or property, including any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for (A) cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries and (B) up to two regular quarterly cash dividends on shares of Company Common Stock;
(vi)   (A) incur, assume or suffer to exist any Indebtedness, except (1) for trade payables incurred in the ordinary course of business consistent with past practice, or (2) for loans or advances to direct or indirect wholly owned Subsidiaries of the Company in the ordinary course of business consistent with past practice; (B) make any loans, advances or capital contributions to, or investments in, any other Person; or (C) mortgage or pledge any assets, tangible or intangible, or create or suffer to exist any Lien thereupon, except for any Permitted Liens;
(vii)   except to the extent required by Applicable Law or by any Company Benefit Plan or Contract in effect on the date of this Agreement, (A) enter into, adopt, materially amend, materially modify or terminate any Company Benefit Plan, (B) increase the compensation, bonus, severance, retention or termination pay payable or that could become payable to any current or former directors, officers or employees (excluding any compensation increases in the ordinary course of business consistent with past practice for any employees at Company-owned restaurant locations, other than restaurant general managers), or pay any benefit not required to be paid by any Company Benefit Plan in effect as of the date of this Agreement or (C) grant, amend or modify any Company Equity Awards or other equity or equity-based awards;
(viii)   settle any pending or threatened Proceeding, except for the settlement of any Proceeding that (A) does not require monetary payments by the Company or its Subsidiaries of more than one hundred thousand Dollars ($100,000) individually or five hundred thousand Dollars ($500,000) in the aggregate and does not impose any material non-monetary obligations on the Company or its Subsidiaries or (B) is Transaction Litigation and settled in compliance with Section 6.13;
(ix)   materially change the Company’s or its Subsidiaries’ methods, principles or practices of financial accounting or annual accounting period, except as required by GAAP, Regulation S-X of the Exchange Act or by any Governmental Authority;
(x)   (A) make, revoke or change any Tax election, change any method of Tax accounting, file any amended Tax Return or take action to surrender any claim for a refund of Taxes that, in each case, individually or in the aggregate, would materially and adversely affect the Tax liability of the Company or any of its Subsidiaries; (B) change the entity classification of any of the Subsidiaries of the Company; or (C) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment (other than any automatic extension of time in which to file a Tax Return);
(xi)   incur or commit to incur any capital expenditures in excess of one hundred thousand Dollars ($100,000) individually and five hundred thousand Dollars ($500,000) in the aggregate other than (A) consistent with the capital expenditure budget for the fiscal year 2026, (B) pursuant to obligations imposed by any Contract in effect as of the date of this Agreement or (C) emergency capital expenditures that are necessary to maintain the operations of the Company’s business and properties as currently conducted, provided that to the extent reasonably practicable the Company shall consult with Parent prior to incurring any emergency capital expenditures in excess of one hundred thousand Dollars ($100,000), individually;
(xii)   enter into, modify in any material respect, amend in any material respect, terminate (other than any Material Contract, Real Property Lease or other restaurant lease that has expired in accordance with its terms) or waive any material rights or material claims under any Material Contract, Real Property Lease or other restaurant lease except, in each case, for renewals of any Material Contract on substantially similar terms;
(xiii)   (i) enter into any new Company Franchise Agreement with a new Company Franchisee, (ii) renew any existing Company Franchise Agreement, (iii) modify in any material respect, amend in any material respect or terminate any Company Franchise Agreement, except, with respect to clauses (i) to (iii) above, (A) in the ordinary course of business consistent with past practice or if such amendment or modification would be on terms consistent with the Company’s form of franchise agreement, (B) as required by the terms of any Company Franchise Agreement in effect on the date hereof or (C) renewals in the ordinary course of business, provided, that no other material terms of the Company Franchise Agreement are modified or amended in connection with such renewal, (iv) except as may be necessary to comply with Franchise Laws, modify a Company FDD or any other materials that were created for or are used in connection with the offering or selling of any Company Franchise or entering into any development agreement or (v) become subject to any Franchise Laws in any jurisdiction in which the Company or its Subsidiaries are not currently subject to Franchise Laws, including by granting any Company Franchise in any such jurisdiction;
(xiv)   make any material change to the terms of the Company’s or any of its Subsidiaries’ system-wide or region-wide policies with respect to Company Franchisees, including any existing or new policies relating to (i) system-wide or region-wide Company Franchisee rent, royalty or other fees and charges, or maintenance of advertising funds, (ii) system-wide or region-wide franchisee incentives or franchisee economic assistance, or (iii) system-wide or region-wide mandates relating to equipment, hardware or software; except, in the case of each of clauses (i) to (iii) above, for updates to existing system-wide or region-wide policies in the ordinary course of business consistent with past practice (for purposes of this clause, “system-wide” means applicable to all Company Franchisees and “region-wide” means applicable to Company Franchisees in any of the following geographic regions: (A) United States; (B) Southeast Asia; (C) Latin America/Caribbean; or (D) Europe);
(xv)   engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(xvi)   acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any material equity interest therein or assets thereof in any one transaction or series of related transactions, other than acquisitions (A) of raw materials, supplies, equipment or inventory from vendors or suppliers for consumption or use in the ordinary course of business consistent with past practice or (B) that do not exceed one hundred thousand Dollars ($100,000) in the aggregate;
(xvii)   lease, acquire or sell, or enter into any Contract to lease, acquire or sell, any real property or any interest therein for an aggregate payment that exceeds one hundred thousand

Dollars ($100,000) in any one transaction or series of related transactions, in each case, without prior good faith consultation with Parent;
(xviii)   sell, assign, license, lease, transfer, abandon or otherwise dispose of, or create any Lien on (other than any Permitted Lien), or otherwise dispose of, any of the Company’s or its Subsidiaries’ tangible assets, other than such sales, assignments, licenses, leases, transfers, Liens or other dispositions (A) in the ordinary course of business consistent with past practice, (B) that are sales or other dispositions of equipment that is no longer used by the Company or its Subsidiaries in the operation of their respective businesses or (C) that have neither a fair market value of the assets nor an aggregate purchase price that exceeds one hundred thousand Dollars ($100,000) in any one transaction or series of related transactions;
(xix)   sell, assign, lease, license, sublicense, terminate, abandon, waive, allow to lapse or otherwise transfer or dispose of, or create or incur any Lien (other than Permitted Liens) on or grant any interest in or rights with respect to, any material Company Intellectual Property (except for (A) non-exclusive licenses entered into or granted in the ordinary course of business consistent with past practice or (B) allowing the lapse of Company Intellectual Property that is no longer actively used by the Company or its Subsidiaries in connection with the respective businesses);
(xx)   close any Company-owned restaurants;
(xxi)   fail to use commercially reasonable efforts to maintain in full force and effect material insurance policies covering the Company and its Subsidiaries and their respective directors, officers, properties, assets and businesses in a form and amount consistent with past practice in all material respects;
(xxii)   establish, adopt, enter into or amend any collective bargaining agreement (or recognize or certify any labor union, labor organization, works council or group of employees as the bargaining representative for any employees of the Company or any of its Subsidiaries);
(xxiii)   implement any employee layoffs that trigger the WARN Act; or
(xxiv)   agree, resolve or commit to take any of the actions prohibited by this Section 6.01(b).
(c)   The Company shall, and shall cause its applicable Subsidiaries to, use commercially reasonable efforts to take the actions set forth on Section 6.01(c) of the Company Disclosure Letter, in each case, within the time period set forth on Section 6.01(c) of the Company Disclosure Letter and in any event prior to the Closing.
Section 6.02   No Solicitation; Acquisition Proposals; Adverse Recommendation Change.
(a)   Subject to the other provisions of this Section 6.02, from the date hereof until the earlier to occur of the Effective Time or the termination of this Agreement pursuant to Article 8, the Company agrees that it shall, and it shall cause each of its Subsidiaries and its and their officers and directors to, and shall direct and use its commercially reasonable efforts to cause its and their other Representatives to, immediately (i) cease any solicitations, discussions, negotiations or communications with any Third Party with respect to any Acquisition Proposal that would be prohibited by this Section 6.02(a); (ii) request the prompt return or destruction of all non-public information concerning the Company or its Subsidiaries previously furnished to any such Third Party (or such Third Party’s Representatives) with whom a confidentiality agreement was entered into at any time within the one (1)-year period preceding the date of this Agreement, to the extent such Third Party is required to do so by such confidentiality agreement; (iii) cease providing any further information or access with respect to the Company and its Subsidiaries or otherwise in connection with any Acquisition Proposal to any such Third Party (or such Third Party’s Representatives); and (iv) terminate all access granted to any such Third Party (or such Third Party’s Representatives) to any physical or electronic data room. Subject to the other provisions of this Section 6.02, the Company shall not, and it shall cause each of its Subsidiaries and its and their officers and directors not to, and shall not authorize and shall direct and use commercially reasonable efforts to cause its and their other Representatives not to, directly or indirectly, (A) solicit, initiate, knowingly encourage or knowingly facilitate any Acquisition Proposal, including by providing information (including non-public information) relating to the Company or any of its Subsidiaries or affording access to the business, properties, assets, books or records of the Company or its Subsidiaries to any Third Party (or such Third Party’s Representatives) in connection with or for the purposes of knowingly encouraging or knowingly facilitating an Acquisition Proposal, (B) engage in, enter into or otherwise participate in any discussions or negotiations with any Third Party (or such Third Party’s Representatives) with respect to an Acquisition Proposal, (C) approve or recommend an Acquisition Proposal, (D) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement relating to an Acquisition Proposal, other than an Acceptable Confidentiality Agreement (any of the foregoing, an “Alternative Acquisition Agreement”) or requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by this Agreement, or (E) propose or agree to do any of the foregoing.
(b)   Notwithstanding anything to the contrary in Section 6.02(a), if prior to obtaining the Company Stockholder Approval the Company receives an unsolicited written Acquisition Proposal from a Third Party that did not result from a material breach of this Section 6.02 and the Company Board (or a committee thereof) has determined in good faith, after consultation with the Company’s independent financial advisors and outside legal counsel, that (x) such Acquisition Proposal constitutes or could be reasonably expected to result in a Superior Proposal and (y) the failure to take the actions set forth in clauses (i) and (ii) of this paragraph would be inconsistent with its fiduciary duties under Applicable Law, the Company and its Subsidiaries and Representatives may, in response to such Acquisition Proposal, (i) furnish information (including non-public information) relating to the Company or any of its Subsidiaries and afford access to the business, properties, assets, personnel, books and records of the Company or its Subsidiaries to such Third Party (and such Third Party’s Representatives) making such Acquisition Proposal (provided, however, that (A) prior to so furnishing such information, the Company receives from the Third Party an executed Acceptable Confidentiality Agreement, and (B) any non-public information concerning the Company or its Subsidiaries that is provided to such Third Party (or its Representatives) shall, to the extent not previously provided to Parent, be provided to Parent as promptly as reasonably practicable after providing it to such Third Party or its Representatives (and in any event within twenty-four (24) hours thereafter)), and (ii) enter into, engage, maintain or otherwise participate in discussions or negotiations with such Third Party (and such Third Party’s Representatives) with respect to such Acquisition Proposal, or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations.
(c)   The Company shall notify Parent reasonably promptly (but in no event later than twenty-four (24) hours) after receipt of any Acquisition Proposal or any request for non-public information regarding the Company or any of its Subsidiaries by any Third Party that informs the Company that it is considering making, or has made, an Acquisition Proposal, or any other inquiry from any Third Party seeking non-public information or to have discussions or negotiations with the Company or its Representatives regarding a possible Acquisition Proposal. Such notice shall be made in writing and shall identify the Third Party making such Acquisition Proposal or request and indicate the material terms and conditions of any such Acquisition Proposal, to the extent known (including, if applicable, providing copies of any written Acquisition Proposal and any proposed agreements related thereto). The Company shall also reasonably promptly (and in any event within twenty-four (24) hours) notify Parent, in writing, if it enters into discussions or negotiations concerning any Acquisition Proposal or provides non-public information to any Third Party as permitted by Section 6.02(b), promptly notify Parent of any change to the financial and other material terms and conditions of any such Acquisition Proposal and otherwise keep Parent reasonably informed of the status and terms of any such Acquisition Proposal, including by providing a copy of all written proposals, counter-proposals, offers, drafts of proposed agreements and any material correspondence relating thereto. Neither the Company nor any of its Subsidiaries shall, after the date of this Agreement, enter into any confidentiality or similar agreement that would prohibit it from providing such information to Parent or otherwise complying with its obligations under this Agreement.
(d)   Except as permitted by Section 6.02(e), neither the Company Board nor any committee thereof shall (i) (A) change, withhold, withdraw, modify or qualify in any manner adverse to Parent or

Merger Sub or resolve to or publicly propose or announce its intention to change, withhold, withdraw, modify or qualify in a manner adverse to Parent or Merger Sub, the Board Recommendation, (B) approve, adopt or recommend or resolve to or publicly propose or announce its intention to approve, adopt or recommend any Acquisition Proposal, (C) fail to include the Board Recommendation in the Proxy Statement, (D) within ten (10) Business Days of Parent’s written request, fail to make or reaffirm the Board Recommendation following the date any Acquisition Proposal or any material modification thereto is first disclosed or given to stockholders of the Company, (E) fail to recommend, in a Solicitation/ Recommendation Statement on Schedule 14D-9, against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten (10) Business Days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer, or (F) publicly propose or agree to any of the foregoing (any of the actions described in clauses (A) through (F) of this Section 6.02(d), an “Adverse Recommendation Change”) or (ii) approve, adopt, declare advisable or recommend (or agree to, resolve or propose to approve, adopt, declare advisable or recommend), or cause or permit the Company or any of its Subsidiaries to enter into, any Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 6.02) or publicly propose or announce its intention to do any of the foregoing.
(e)   Notwithstanding anything in Section 6.02(d) or any other provision in this Agreement to the contrary, at any time after the date hereof and prior to obtaining the Company Stockholder Approval, the Company Board may (A) effect an Adverse Recommendation Change in response to an Intervening Event; or (B) if the Company has received a written Acquisition Proposal that did not result from a breach of this Section 6.02 and that the Company Board (or a committee thereof) has determined, after consultation with the Company’s outside legal counsel and independent financial advisors, constitutes a Superior Proposal, effect an Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 8.01(i) with respect to such Superior Proposal, in each of clause (A) or (B), if and only if:
(i)   the Company has complied in all material respects with its obligations under Section 6.02;
(ii)   the Company Board (or a committee thereof) has determined, after consultation with the Company’s outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary or other duties under Applicable Law;
(iii)   the Company has provided a prior written notice (a “Notice of Change of Recommendation”) to Parent stating that the Company Board (or a committee thereof) intends to take such action and the basis therefor, which notice shall (x) in the case of an Intervening Event, describe such Intervening Event in reasonable detail and (y) in the case of a Superior Proposal, identify the Third Party making the Superior Proposal, describe in reasonable detail the material terms and conditions of such Superior Proposal and include, to the extent applicable, copies of all relevant documents relating to such Superior Proposal, including any proposed merger or other agreement, financing documents and commitment letters;
(iv)   during the four (4) Business Day period following Parent’s receipt of the Notice of Change of Recommendation (a “Notice of Change Period”), the Company shall, and shall cause its Representatives to, negotiate with Parent (to the extent Parent desires to negotiate) to make such adjustments or modifications in the terms and conditions of this Agreement so that, (x) in the case of an Intervening Event, the failure to effect such Adverse Recommendation Change would no longer reasonably be expected to be inconsistent with the directors’ fiduciary or other duties under Applicable Law and (y) in the case of a Superior Proposal, such Acquisition Proposal ceases to constitute a Superior Proposal; and
(v)   following such Notice of Change Period, the Company Board (or a committee thereof) has determined, after consultation with the Company’s outside legal counsel and independent financial advisors, and taking into account any changes to this Agreement or the Merger and other transactions contemplated herein proposed by Parent in response to the Notice of Change of Recommendation or otherwise, that the failure of the Company Board (or a committee thereof) to effect an Adverse Recommendation Change and/or terminate this Agreement pursuant to

Section 8.01(i), as applicable, could reasonably be expected to be inconsistent with the directors’ fiduciary or other duties under Applicable Law and, with respect to a Superior Proposal, that such Acquisition Proposal continues to constitute a Superior Proposal.
(f)   Any amendment to the financial terms (including the form, amount or timing of payment of consideration) or any other material amendment of a Superior Proposal will require a new Notice of Change of Recommendation, and the Company will be required to comply again with the requirements of Section 6.02(e); provided, however, that the Notice of Change Period will be reduced to two (2) Business Days following receipt by Parent of such new Notice of Change of Recommendation. The parties agree that the delivery of the Notice of Change of Recommendation by the Company will not, in and of itself, constitute an Adverse Recommendation Change.
(g)   Nothing contained in this Agreement will prohibit the Company, the Company Board, or a committee thereof from (i) taking and disclosing to the Company’s stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of the Company that is required by Applicable Law (it being agreed that (A) a factually accurate public statement by the Company that describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto or (B) the issuance by the Company or the Company Board (or a committee thereof) of a “stop, look and listen” or any similar statement of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act will not constitute an Adverse Recommendation Change); provided, however, that neither the Company nor the Company Board or any committee thereof will be permitted to recommend that the stockholders of the Company tender any securities in connection with any tender offer or exchange offer that is an Acquisition Proposal or otherwise effect an Adverse Recommendation Change, except in accordance with the other provisions of this Section 6.02.
(h)   The Company agrees (i) that it will promptly instruct its and its Subsidiaries’ respective Representatives of the obligations undertaken in this Section 6.02 and (ii) any violation or breach of the restrictions set forth in this Section 6.02 by any of the Subsidiaries of the Company or any director, officer, employee or other Representative of the Company or any of its Subsidiaries acting at the direction of the Company or on its behalf shall be deemed to be a breach or violation of this Section 6.02 by the Company for all purposes of this Agreement.
Section 6.03   Approval of Merger
(a)   As soon as reasonably practicable following the date of this Agreement (and in any event within forty-five (45) days thereof, subject to Parent’s timely performance of its obligations under Section 6.03(b)), the Company shall prepare and shall cause to be filed with the SEC in preliminary form a proxy statement relating to the Stockholders’ Meeting (together with any amendments thereof or supplements thereto, the “Proxy Statement”). The Company will cause the Proxy Statement, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Stockholders’ Meeting, to not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by the Company with respect to information supplied by Parent or Merger Sub in writing expressly for inclusion or incorporation by reference in the Proxy Statement. The Company will cause the Proxy Statement to comply in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder and to satisfy all rules of NASDAQ. The Company shall, as promptly as reasonably practicable, notify Parent and Merger Sub upon the receipt of any comments from the SEC or the staff of the SEC or any request from the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement, and shall, as promptly as reasonably practicable, provide Parent and Merger Sub with copies of all correspondence between the Company or its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand. The Company shall use commercially reasonable efforts to respond as promptly as reasonably practicable to any comments of the SEC or the staff of the SEC with respect to the Proxy Statement. Prior to the filing of the Proxy Statement or the dissemination thereof to the Company’s stockholders, or responding to any comments of the SEC or the staff of the SEC with respect thereto, the Company shall provide Parent and Merger Sub and their Representatives a reasonable opportunity to review and to propose comments on such document or response and shall consider in good faith any comments so proposed.
(b)   Parent shall promptly provide to the Company all information concerning Parent and Merger Sub as may be reasonably requested by the Company in connection with the Proxy Statement and shall otherwise reasonably cooperate with the Company upon request in the preparation of the Proxy Statement and response to any comments of the SEC or its staff related thereto. Parent will cause the information relating to Parent or Merger Sub supplied by it in writing expressly for inclusion in the Proxy Statement, at the time the Proxy Statement is first mailed to stockholders of the Company or of any amendments or supplements thereto, and at the time of the Stockholders’ Meeting, not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by Parent or Merger Sub with respect to information supplied by the Company or any other Person for inclusion or incorporation by reference in the Proxy Statement. Each of Parent and Merger Sub will furnish to the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement promptly following request therefor from the Company.
(c)   The Company shall cause the definitive Proxy Statement to be filed with the SEC and mailed to the Company’s stockholders as promptly as reasonably practicable, and in no event more than ten (10) Business Days, after the later of (i) the expiration of the ten (10)-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act, (ii) the date on which the Company learns the SEC staff has no further comments on the Proxy Statement or (iii) the date on which the conditions set forth in Section 7.01(c) and Section 7.01(d) shall have been satisfied or, to the extent permitted by Applicable Law, waived (the “Proxy Statement Clearance Date”). The Company will take, in accordance with Applicable Law and the Company Organizational Documents, all reasonable action necessary to establish a record date for and give notice of a meeting of its stockholders, for the purpose of obtaining the Company Stockholder Approval (the “Stockholders’ Meeting”). The Company shall duly call, convene and hold the Stockholders’ Meeting as promptly as reasonably practicable after the Proxy Statement Clearance Date; provided, however, that in no event shall such meeting be held later than thirty (30) calendar days following the date the Proxy Statement is mailed to the Company’s stockholders without Parent’s prior written consent. Except to the extent the Company Board (or a committee thereof) shall have withdrawn, modified or qualified its recommendation thereof or otherwise effected an Adverse Recommendation Change in accordance with Section 6.02(e), which Adverse Recommendation Change is not thereafter withdrawn by the Company Board or a committee thereof, the Proxy Statement shall include the Board Recommendation and the Company shall use reasonable best efforts to solicit proxies in favor of the adoption of this Agreement and, in any event, shall ensure that all proxies solicited by or on behalf of the Company in connection with the Stockholders’ Meeting are solicited in compliance with all Applicable Laws and all rules of NASDAQ. The Company agrees that, unless this Agreement shall have been terminated in accordance with Article 8, its obligations pursuant to this Section 6.03 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal or (except as expressly set forth in the preceding sentence) by the making of any Adverse Recommendation Change.
(d)   The Company may, and at Parent’s request shall, adjourn the Stockholders’ Meeting in one or more successive adjournments to a date that is no later than thirty (30) days after the date on which the Stockholders’ Meeting was originally scheduled (excluding any adjournments or postponements required by Applicable Law) (i) if a quorum has not been established, (ii) to allow reasonable additional time to solicit additional proxies if necessary in order to obtain the Company Stockholder Approval or (iii) after consultation with Parent, to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company Board (or a committee thereof) has determined in good faith is necessary or advisable under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Stockholders’ Meeting. The Company shall keep Parent reasonably informed with respect to the number of proxies received and its preliminary vote tabulation prior to and at the Stockholders’ Meeting.

(e)   If at any time prior to the Effective Time any event or circumstance relating to the Company or any of its Subsidiaries or its or their respective officers or directors should be discovered by the Company which, pursuant to Applicable Law, should be set forth in an amendment or a supplement to the Proxy Statement, they shall as promptly as reasonably practicable inform Parent. Each of Parent, Merger Sub and the Company agree to correct any information provided by it for use in the Proxy Statement which shall have become false or misleading. Each of the Company and Parent shall cause all documents that such party is responsible for filing with the SEC in connection with the Merger to comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and, as applicable, not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
Section 6.04   Access to Information.   From the date of this Agreement until the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.01, the Company shall, upon reasonable prior notice, give Parent and Merger Sub, their officers and employees and their authorized Representatives, reasonable access during normal business hours to the contracts, books, records, analyses, projections, financial and operating data, plans, systems, senior management, employees, other Representatives, offices and other facilities and properties of the Company as Parent or Merger Sub or their respective Representatives may from time to time reasonably request in writing. The terms of the Confidentiality Agreement shall apply to any information provided to Parent or Merger Sub pursuant to this Section 6.04. Notwithstanding anything to the contrary set forth herein, the Company shall not be required to provide access to, or to disclose information, where such access or disclosure would, as advised by outside counsel, (a) jeopardize the attorney-client privilege of the Company or its Subsidiaries or (b) contravene any Applicable Law or any applicable antitrust principles or contractual restriction; provided, that the Company shall in such event use commercially reasonable efforts to make reasonable alternative arrangements to permit such access or disclosure in a way that does not violate such obligations or Applicable Law or would not result in the loss of such legal protections, including entering into a joint defense agreement in customary form. Promptly following the execution of this Agreement, the Company shall deliver to Parent a true and complete copy of the written Fairness Opinion solely for informational purposes, and it is understood and agreed that such Fairness Opinion may not be relied upon by Parent or Merger Sub.
Section 6.05   Notice of Certain Events.   The Company shall give prompt notice to Parent and Merger Sub, and Parent and Merger Sub shall give prompt written notice to the Company, of the occurrence or non-occurrence of any event whose occurrence or non-occurrence, as the case may be, would reasonably be likely to cause any condition to Closing set forth in Section 7.02(a), Section 7.02(b) and Section 7.02(c) to not be satisfied; provided, however, that the delivery of any notice pursuant to this Section 6.05 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice or the representations or warranties of the parties, or the conditions to the obligations of the parties hereto. Furthermore, each party shall give prompt notice to the other parties of any notice or other communication received by such party from any Governmental Authority in connection with this Agreement, the Merger or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the transactions contemplated hereby.
Section 6.06   Employee Benefit Plan Matters.
(a)   In addition to any other obligation set forth in this Section 6.06, for a period of nine (9) months following the Closing Date (the “Benefits Continuation Period”), Parent shall provide to employees of the Company and its Subsidiaries, while their employment continues during the Benefits Continuation Period (the “Continuing Employees”), (i) base salary or wage level and target cash bonus opportunities that is no less than, in the aggregate, the base salary or wage level (as applicable) and target cash bonus opportunities provided to them as employees of the Company or its Subsidiaries as in effect immediately prior to the Effective Time and (ii) employee benefits that are substantially comparable in the aggregate to those provided to such Continuing Employees immediately prior to the Effective Time. For the avoidance of doubt, Parent shall not be required to provide to any Continuing Employees any equity-based compensation.

(b)   Parent shall, or shall cause its applicable Subsidiary to (i) credit each Continuing Employee with his or her years of service with the Company and any predecessor entities for purposes of eligibility, vesting and benefit accrual (including but not limited to accrual of paid time off and levels of severance benefits under severance arrangements) with respect to the Company Benefit Plans and any replacement or successor benefit plan of Parent that a Continuing Employee is eligible to participate in following the Closing Date, except for benefit accrual under a defined benefit pension plan or to the extent such credit would result in a duplication of benefits, (ii) use commercially reasonable efforts to waive any applicable pre-existing condition exclusions and waiting periods with respect to participation and coverage requirements in any replacement or successor welfare benefit plan of Parent that a Continuing Employee is eligible to participate in following the Closing Date to the extent such exclusions or waiting periods were inapplicable to, or had been satisfied by, such Continuing Employee immediately prior to the Closing Date under the analogous Company Benefit Plan in which such Continuing Employee participated, and (iii) use commercially reasonable efforts to provide each Continuing Employee with credit for any co-payments and deductibles paid during the portion of the applicable plan year in which Closing Date occurs (to the same extent such credit was given under the analogous Company Benefit Plan prior to the Closing Date) in satisfying any applicable deductible or out of pocket requirements.
(c)   No provision of this Agreement shall (i) constitute the establishment or adoption of, or amendment to, any Company Benefit Plan or employee benefit plan, or require Parent or the Company or any of their respective Subsidiaries or Affiliates to continue any Company Benefit Plan or other employee benefit plan, (ii) create any third party beneficiary rights in any current or former employee, officer, director or other service provider of the Company or any of its Affiliates (including any beneficiary or dependent thereof) in respect of continued employment by the Company, Parent, any of their respective Affiliates or otherwise, or (iii) in any way limit the ability of the Company, Parent or any of their Subsidiaries or Affiliates to terminate the employment of any individual at any time or for any reason.
(d)   Notwithstanding any other provision of this Agreement to the contrary, Parent shall, and shall cause any of its Affiliates to, provide Continuing Employees whose employment terminates during the Benefits Continuation Period with severance benefits at levels no less than and pursuant to the terms set forth in Section 6.06(d) of the Company Disclosure Letter.
(e)   Prior to the Closing, the Company shall, and shall cause each of its Subsidiaries to, at Parent’s request, take all actions necessary for the termination of each Company Benefit Plan that constitutes a plan qualified under Section 401(a) of the Code (each such plan, a “Company Qualified Plan”), as set forth on Section 6.06(e) of the Company Disclosure Letter, with such termination effective no later than the date immediately preceding the Closing Date. The resolutions and other actions taken to terminate any such Company Qualified Plan, and any amendments required in connection with such termination, if applicable, shall be in a form and manner reasonably acceptable to Parent, and the Company shall provide Parent with evidence reasonably satisfactory to Parent that each Company Qualified Plan has been amended and terminated in accordance with the applicable Company Qualified Plan document and Applicable Law. Parent shall, if a Company Qualified Plan is terminated as contemplated above, permit rollover (other than loan rollover) from such Company Qualified Plan.
(f)   Prior to the Closing, the Company shall, and shall cause each of its Subsidiaries to, at Parent’s request, take all actions necessary for the termination of the Company Benefit Plans offering group health or welfare benefits, as identified by Parent prior to the Closing (the “Company Welfare Plans”), with such termination to be effective upon the Closing Date. The resolutions and other actions taken to terminate any such Company Welfare Plan, if applicable, shall be in a form and manner reasonably acceptable to Parent, and the Company shall provide Parent with evidence reasonably satisfactory to Parent that each Company Welfare Plan will be terminated effective upon the Closing in accordance with the terms of the applicable Company Welfare Plan documents and Applicable Law.
Section 6.07   State Takeover Laws.   If any “control share acquisition,” “fair price” or other anti-takeover laws or regulations enacted under state or federal law becomes or is deemed to become applicable to the Company, the Merger or any other transactions contemplated hereby, then the Company, the Company Board or an appropriate committee thereof, as applicable, shall grant such approvals and take such actions as are necessary so that the Merger and other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise use commercially reasonable efforts to render the restrictions imposed by such statute (or the relevant provisions thereof) inapplicable to the foregoing.
Section 6.08   Director and Officer Liability.
(a)   For a period of six (6) years after the Closing, Parent shall cause the Surviving Corporation to honor and perform all of the obligations of the Company, to the fullest extent permissible under Applicable Law, under the Company Organizational Documents and the Organizational Documents of the Company’s Subsidiaries in effect on the date hereof, and under any indemnification or other similar agreements in effect on the date hereof that have been provided to Parent prior to the date hereof (the “Indemnification Agreements”), to indemnify and advance expenses to their respective directors, officers and other persons covered by such Company Organizational Documents, the Organizational Documents of the Company Subsidiaries or Indemnification Agreements (the “Covered Persons”) arising out of or relating to actions or omissions in such capacity at or prior to the Effective Time, including in connection with the approval of this Agreement and the transactions contemplated hereby.
(b)   Without limiting the provisions of Section 6.08(a), for a period of six (6) years after the Effective Time, Parent shall, or shall cause the Surviving Corporation to: (i) indemnify and hold harmless each Covered Person against and from any costs, fees or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, action, suit, proceeding or investigation arises out of or pertains to: (A) any action or omission or alleged action or omission in such Covered Person’s capacity as such prior to the Effective Time, or (B) this Agreement and any of the transactions contemplated hereby; and (ii) pay in advance of the final disposition of any such claim, action, suit, proceeding or investigation the expenses (including attorneys’ fees) of any Covered Person upon receipt, to the extent required by the DGCL, of an undertaking by or on behalf of such Covered Person to repay such amount if it shall ultimately be determined that such Covered Person is not entitled to be indemnified.
(c)   Effective as of the Effective Time, the Company shall purchase, after prior consultation with Parent and at a price not to exceed three hundred percent (300%) of the amount per annum the Company paid for such insurance in its last full fiscal year prior to the date of this Agreement (the “Current Premiums”), a directors’ and officers’ liability insurance “tail” or “runoff” insurance program for a period of six (6) years after the Effective Time with respect to wrongful acts and/or omissions committed or allegedly committed by Covered Persons at or prior to the Effective Time (such coverage shall have an aggregate coverage limit over the term of such policy in an amount not to exceed the annual aggregate coverage limit under the Company’s and its Subsidiaries’ existing directors’ and officers’ liability policy, and in all other material respects shall be comparable to such existing coverage). If the Company fails to timely purchase such prepaid “tail” or “runoff” policy, then either (i) Parent may purchase such “tail” or “runoff” policy on behalf of the Company or the Surviving Corporation or (ii) the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions that are not less favorable with respect to matters occurring prior to the Effective Time; provided, however, that in no event shall Parent or the Surviving Corporation be required to expend pursuant to this Section 6.08(c) more than an amount per year equal to three hundred percent (300%) of the Current Premiums and if such premiums for such insurance would at any time exceed three hundred percent (300%) of the Current Premiums of such insurance programs, then Parent or the Surviving Corporation shall cause to be maintained policies of insurance that, in Parent’s or the Surviving Corporation’s good faith judgement, provide the maximum coverage available at an annual premium equal to three hundred percent (300%) of the Current Premiums.
(d)   In the event, during the period six (6) years after the Effective Time, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then and in each such case, Parent shall use commercially reasonable efforts to cause such continuing or surviving corporation or entity or transferee of such assets, as the case may be, to assume all of the applicable obligations set forth in this Section 6.08.
(e)   The Covered Persons (and their successors and heirs) are intended third party beneficiaries of this Section 6.08 and this Section 6.08 shall not be amended in a manner that is adverse to the Covered Persons (or their successors or heirs) or terminated without the prior written consent of the Covered Persons (or their successors or heirs) affected thereby.
Section 6.09   Consents and Approvals.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, and subject to any different standard set forth herein with respect to any covenant or obligation, Parent and Merger Sub shall (and shall cause their respective Subsidiaries to, if applicable), on the one hand, and the Company shall (and shall cause its Subsidiaries to, if applicable), on the other hand, use their respective reasonable best efforts to (i) take (or cause to be taken) all actions; (ii) do (or cause to be done) all things; and (iii) assist and cooperate with the other parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to Applicable Law or otherwise to consummate and make effective the transactions contemplated hereby, as promptly as practicable, and in any event prior to the End Date, including by (A) obtaining all consents, licenses, permits, waivers, clearances, approvals, Orders and authorizations required to be obtained from any Governmental Authority and (B) making all required registrations, declarations and filings with any Governmental Authority, in each case that are necessary or advisable to consummate the transactions contemplated hereby; provided, that this Section 6.09(a) shall not apply to any applications or filings required under any applicable Antitrust Law, including the HSR Act, or any CFIUS Declaration or CFIUS Notice, which shall be governed by Section 6.09(b) and Section 6.09(c).
(b)   Each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall (and shall cause their respective Subsidiaries, if applicable, to) (i) make or cause to be made the applications or filings required to be made by Parent, Merger Sub or the Company or any of their respective Subsidiaries, as applicable, under or with respect to all applicable Antitrust Laws, including the HSR Act, within twenty (20) Business Days after the date hereof and (ii) (A) submit jointly to CFIUS a CFIUS Declaration in respect of the Merger as promptly as practicable after the date of this Agreement, and (B) provide any supplemental information and other related information requested by CFIUS pursuant to the DPA as soon as reasonably practicable (and, in any case, within the time periods allotted). Unless otherwise agreed in writing by the Parent and the Company, the parties shall seek early termination of the waiting period with respect to any filings under the HSR Act.
(c)   If CFIUS is unable to complete action under the DPA with respect to the Merger on the basis of a CFIUS Declaration, or if CFIUS should request that the parties submit a CFIUS Notice following its assessment of a CFIUS Declaration, the parties shall as promptly as reasonably practicable (i) prepare and submit a draft CFIUS Notice pursuant to the DPA, and (ii) after prompt resolution of all questions and comments received from CFIUS on such draft CFIUS Notice, prepare and submit the final CFIUS Notice, which shall in any event be made promptly after the date all questions and comments received from CFIUS on such draft have been resolved or after CFIUS staff shall have indicated to the parties that it has no questions or comments. During any review or investigation in connection with the CFIUS Notice, the parties shall use their reasonable best efforts to provide any supplemental information and other related information requested by CFIUS pursuant to the DPA as soon as reasonably practicable (and, in any case, within the time periods allotted).
(d)   Without limiting any of the foregoing, each party hereto shall (and shall cause its respective Affiliates to) use its reasonable best efforts, subject to the terms and conditions of this Agreement, to obtain CFIUS Clearance as promptly as practicable after the date hereof, and each of Parent and the Company shall (i) allow each other to have an opportunity to review in advance and comment on drafts of filings and submissions, subject to redactions of information reasonably determined by such party to be confidential, (ii) inform each other of any communication received by such party from, or given by such party to, CFIUS, by promptly providing copies to the other of any such written communications, except for any exhibits to such communications providing the personal identifying information required by 31 C.F.R. § 800.502(c)(5)(vi), any communications that are otherwise requested by CFIUS to remain confidential from the other party or information reasonably determined by such party to be confidential, (iii) permit each other to review in advance any written or oral communication that such party gives to CFIUS, except for any communications that are requested by CFIUS to remain confidential from the other party or information reasonably determined by such party to be confidential, reasonably consulting with the other in advance of any meeting, telephone call or conference with CFIUS, and to the extent not prohibited by CFIUS, giving the other the opportunity to attend and participate in any telephonic conferences or in-person meetings with CFIUS. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, in the event of a CFIUS Turndown, the Company or Parent may, in its discretion, request a withdrawal of the CFIUS Notice filed with CFIUS in connection with the CFIUS Clearance, none of the parties hereto shall have any further obligation to seek CFIUS Clearance and this Agreement may be terminated in accordance with Section 8.01(b).
(e)   Parent and the Company shall, and shall cause their respective Subsidiaries to, (i) reasonably cooperate and coordinate with the other party in connection with the other party’s applications, filings or submissions with respect to the HSR Act; (ii) give the other party a reasonable opportunity to review any such applications, filings or submissions; (iii) promptly inform the other party of the occurrence and contents of any substantive oral communications from, and promptly provide to the other party copies of any substantive written communications from, any Governmental Authority in respect of such filings, applications or submissions; (iv) provide the other party with drafts of any substantive written communications to any Governmental Authority in respect of such filings, applications or submissions and give the other party a reasonable opportunity to review such draft communications; and (v) provide to the other party such necessary information and reasonable assistance as the other party may reasonably request, including with respect to any requests for additional information, documents or other materials by any Governmental Authority; provided, that each of the Company, Parent and Merger Sub may designate any non-public or competitively sensitive information (including trade secrets) provided to any Governmental Authority with respect to the HSR Act as restricted to “outside counsel only” and any such information shall not be shared with employees, officers or directors or their equivalents of Parent or Merger Sub, without approval of the Company, if the Company is providing the non-public or competitively sensitive information, or to the Company, without approval of Parent, if Parent or Merger Sub is providing the non-public or competitively sensitive information, and none of the Company, Parent and Merger Sub shall be required to share information that is entitled to legal privilege with the other parties, even on an “outside counsel only” basis, where this would cause such information to cease to be entitled to legal privilege. To the extent reasonably practicable, each party agrees not to participate, or to permit their respective Subsidiaries or Representatives to participate, in any substantive meeting or discussion, either in person or by telephone, with any Governmental Authority with respect to HSR Act applications, filings or submissions unless it consults with the other party in advance and, to the extent not prohibited by such Governmental Authority, gives the other party the opportunity to attend and participate.
(f)   Notwithstanding anything in this Agreement to the contrary, no party nor any of its respective Affiliates will be required, either pursuant to this Section 6.09 or otherwise, to (and, without Parent’s prior written consent, the Company and its Affiliates and Representatives will not) (i) negotiate, commit to or effect, by consent decree, hold separate order or otherwise, the sale, lease, license, divestiture or disposition of any assets, rights, product lines or businesses of such party or any of its respective Affiliates, (ii) terminate any existing relationships, contractual rights or obligations of such party or any of its respective Affiliates, (iii) terminate any joint venture or other arrangement, (iv) create any relationship, contractual rights or obligations of such party or any of its respective Affiliates, (v) effectuate any other change or restructuring of such party or any of its respective Affiliates, (vi) otherwise take or commit to take any actions, including agreeing to prior approval restrictions, with respect to the businesses, product lines or assets of such party or any of its respective Affiliates, or (vii) enter into litigation to overturn or challenge any governmental determination or action.
(g)   If consent of the counterparty to a Material Contract is required under the terms thereof in connection with the Merger or the other transactions contemplated by this Agreement (other than the transactions contemplated by Section 6.01(c) of the Company Disclosure Letter), then as promptly as practicable after the date hereof, the Company shall give any notices to such counterparties and shall use commercially reasonable efforts to obtain such consents or waivers with respect to Material Contracts to which the Company or any of its Subsidiaries is a party (which the parties acknowledge may or may not be obtained); provided, however, that in no event will any Party be required to, and in no event shall the Company prior to the Effective Time, without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), pay any fee, penalty or other consideration or make any accommodation to any Third Party to obtain any consent, approval or waiver required with respect to any such Material Contract. The Company shall, at Parent’s request, obtain payoff instructions and a customary payoff letter in connection with the repayment and termination of the Company Credit Facility and any other Contract providing for Indebtedness for borrowed money and any Liens resulting therefrom.
(h)   If any Proceeding is instituted (or threatened to be instituted) by a Governmental Authority challenging the transactions contemplated hereby as violative of any Applicable Law, each of the parties hereto shall, and shall cause their respective Affiliates to, cooperate and use commercially reasonable efforts to contest and resist any such Proceeding, including any Proceeding that seeks a temporary restraining order or preliminary injunction that would prohibit, prevent or restrict consummation of the transactions contemplated hereby.
(i)   On the date hereof, Parent shall vote (or act by written consent with respect to) all of the shares of capital stock of Merger Sub in favor of the adoption of this Agreement in accordance with Applicable Law.
Section 6.10   Public Announcements.   Neither the Company nor Parent, nor any of their respective controlled Affiliates, shall issue or cause the publication of any press release or other announcement with respect to the Merger or this Agreement without the prior consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such party determines, after consultation with counsel, that it is required by Applicable Law, Proceeding, or by any listing agreement with or the listing rules of a national securities exchange or trading market to issue or cause the publication of any press release or other announcement with respect to the Merger or this Agreement, in which event such party shall endeavor, on a basis reasonable under the circumstances, to provide an opportunity to the other party to review and comment upon such press release or other announcement; provided, however, that notwithstanding the foregoing, the Company shall not be required to consult with Parent before issuing any press release or making any other public statement with respect to an Adverse Recommendation Change effected in accordance with Section 6.02(e); provided, further, neither the Company, on the one hand, nor Parent or the Merger Sub, on the other hand, shall be required to consult with the other before issuing any press release or making any other public statement with respect to the termination of this Agreement or the effects or consequences thereof or any Proceeding between the parties hereto; provided, further, each party hereto and their respective controlled Affiliates may make disclosures or statements that are substantially the same as previous press releases, public disclosures or public statements made by Parent and the Company in compliance with this Section 6.10 and do not contain any information relating to the Company, Parent or the transactions contemplated by this Agreement that has not been previously announced or made public in accordance with the terms of this Section 6.10. Prior to either party making any written communications to the employees of the Company or any of its Subsidiaries pertaining to employment, compensation or benefit matters that are affected by the transactions contemplated by this Agreement, each party shall provide the other party with a copy of the intended communication, the other party shall have a reasonable period of time to review and comment on the communication, and the parties shall cooperate in providing any such mutually agreeable communication. The Company shall use commercially reasonable efforts to facilitate a reasonable number of meetings, at reasonable times and upon reasonable advance notice, between Parent and the employees of the Company or any of its Subsidiaries as Parent may request from time to time for purposes of discussing matters related to post-Closing employment of such employees.
Section 6.11   Section 16 Matters.   Parent and the Company agree that, in order to most effectively compensate and retain those officers and directors of the Company who are subject to the reporting requirements of Section 16(a) of the Exchange Act in connection with the Merger, prior to and after the Effective Time, it is desirable that such Persons not be subject to a risk of liability under Section 16(b) of the Exchange Act to the fullest extent permitted by Applicable Law in connection with the transactions contemplated by this Agreement and, for that compensatory and retentive purpose, agree to the provisions of this Section 6.11. Accordingly, promptly after the date hereof, the Company shall take all such steps as may be required to cause any dispositions of shares of Company Common Stock resulting from the transactions contemplated by this Agreement by each individual who is a director or officer of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Applicable Law.
Section 6.12   Confidentiality.   Parent and the Company hereby acknowledge and agree to continue to be bound by the letter agreement dated as of June 10, 2025, between Parent and the Company (the “Confidentiality Agreement”); provided, that (a) the actions taken by Parent, Merger Sub or their Affiliates or their respective Representatives required by or in connection with this Agreement shall not be deemed to be a violation of the Confidentiality Agreement, and (b) the confidentiality, non-disclosure and use restrictions on Parent and its Affiliates and Representatives under the Confidentiality Agreement shall terminate upon the Closing.
Section 6.13   Transaction Litigation.   Between the date hereof and the Effective Time, the Company will provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings, demand letters and other correspondence with respect thereto) and keep Parent reasonably informed with respect to the status thereof. Subject to the preservation of privilege and confidential information (it being understood and agreed that the Company shall use commercially reasonable efforts to make reasonable alternative arrangements that would not result in the loss of privilege, including entering into a joint defense agreement in customary form), the Company will (a) give Parent the opportunity to participate in (but not control) the defense, settlement or prosecution of any Transaction Litigation; and (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company shall not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).
Section 6.14   Stock Exchange Delisting.   The Company shall cooperate with any reasonable request of Parent, and in respect thereof use commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Applicable Law and rules and policies of NASDAQ to enable delisting by the Surviving Corporation of the Company Common Stock from NASDAQ and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time (and, in any event, within ten (10) days after the Closing Date).
Section 6.15   No Control of the Other Party’s Business.   The parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company or its Subsidiaries, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent, Merger Sub and the Company and its Subsidiaries shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own respective business and operations.
ARTICLE 7
CONDITIONS TO THE MERGER
Section 7.01   Conditions to the Obligations of Each Party.   The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction of or, to the extent permitted by Applicable Law, waiver of, at or prior to the Closing, the following conditions:
(a)   the Company Stockholder Approval shall have been obtained;
(b)   no Governmental Authority having jurisdiction over any party hereto shall have issued any Order or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no Law shall have been adopted that makes consummation of the Merger illegal or otherwise prohibited;

(c)   the applicable waiting period (and any extension thereof, subject to Section 6.09) applicable to the Merger under any applicable Antitrust Law, including the HSR Act, shall have expired or been terminated; and
(d)   the parties shall have received CFIUS Clearance.
Section 7.02   Conditions to the Obligations of Parent and Merger Sub.   The obligation of Parent and Merger Sub to consummate the Merger is subject to the satisfaction of, or, to the extent permitted by Applicable Law, waiver by Parent of, at or prior to the Closing, the following conditions:
(a)   the representations and warranties of the Company set forth in: (i) Section 4.01 (Organization and Good Standing), Section 4.02 (Corporate Power; Enforceability), Section 4.03 (Company Board Approval; Fairness Opinion; Anti-Takeover Laws), Section 4.06 (Capitalization), Section 4.07(b) (Subsidiaries) and Section 4.29 (Brokers’ Fees) shall be true and correct in all respects (except for failures to be true and correct that are de minimis) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except for any representation or warranty that is expressly made as of a specified date, in which case such representation or warranty shall be so true and correct only as of such specified date), and (ii) Article 4 (other than the representations and warranties referred to in the foregoing clause (i)) shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” and words of similar import set forth therein) as of the date of this Agreement and as of the Closing Date as though made on and as such date (except for any such representation or warranty that is expressly made as of a specified date, in which case such representation or warranty shall be so true and correct only as of such specified date), except in the case of this clause (ii) only, where the failure of such representations and warranties to be so true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
(b)   the Company shall have performed and complied in all material respects with all covenants required to be performed or complied with by the Company under this Agreement on or prior to the Closing Date;
(c)   since the date of this Agreement, no Company Material Adverse Effect (or any change, event, effect, development, condition, occurrence or circumstance that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect) shall have occurred; and
(d)   Parent shall have received at the Closing a certificate signed on behalf of the Company by an authorized officer of the Company certifying that the conditions set forth in Section 7.02(a), Section 7.02(b) and Section 7.02(c) have been satisfied.
Section 7.03   Conditions to the Obligations of the Company.   The obligation of the Company to consummate the Merger is subject to the satisfaction of, or, to the extent permitted by Law, waiver by the Company of, at or prior to the Closing, the following conditions:
(a)   the representations and warranties of Parent and Merger Sub set forth in (i) Section 5.01, Section 5.02, Section 5.06, Section 5.08, Section 5.09, Section 5.12 and Section 5.13 shall be true and correct in all respects (except for failures to be true and correct that are de minimis) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except for any representation or warranty that is expressly made as of a specified date, in which case such representation or warranty shall be so true and correct only as of such specified date) and (ii) Article 5 (other than the representations and warranties referred to in the foregoing clause (i)) shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “material adverse effect” and words of similar import set forth therein) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent any such representation or warranty expressly relates to a specified date, in which case such representation or warranty shall be so true and correct only on and as of such specific date), except where the failure of such representations and warranties to be so true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent and Merger Sub to consummate the Merger and the other transactions contemplated herein;

(b)   Parent and Merger Sub shall have performed and complied in all material respects with all covenants required to be performed or complied with by Parent or Merger Sub under this Agreement on or prior to the Closing Date; and
(c)   the Company shall have received at the Closing a certificate signed on behalf of Parent by any authorized officer of Parent certifying that the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied.
Section 7.04   Frustration of Conditions.   Neither Parent nor Merger Sub may rely, as a basis for not consummating the Merger or the other transactions contemplated by this Agreement, on the failure of any conditions set forth in Section 7.01 or Section 7.02 to be satisfied if such failure was caused by the material breach by Parent or Merger Sub of any provision of this Agreement (including for these purposes the failure by the Parent or the Merger Sub to take any actions which would result in the Company being unable to take the actions contemplated by Section 6.01(c) of the Company Disclosure Letter). The Company may not rely, as a basis for not consummating the Merger or the other transactions contemplated by this Agreement, on the failure of any conditions set forth in Section 7.01 or Section 7.03 to be satisfied if such failure was caused by the material breach by the Company of any provision of this Agreement.
ARTICLE 8
TERMINATION
Section 8.01   Termination.   This Agreement may be terminated and the Merger may be abandoned, whether before or after the Company Stockholder Approval has been obtained (except as otherwise provided below), at any time prior to the Effective Time:
(a)   by mutual written consent of Parent and the Company;
(b)   by either Parent or the Company, upon written notice to the other party, if there is a CFIUS Turndown;
(c)   by either Parent or the Company, upon written notice to the other party, if the Merger has not been consummated on or before June 22, 2026 (the “End Date”); provided, however, that if, as of such date, all of the Conditions set forth in Article 7 have been satisfied or (to the extent permitted by Applicable Law) waived, other than (i) (A) those conditions set forth in Section 7.01(b) (solely with respect to Antitrust Laws, including the HSR Act, or CFIUS), Section 7.01(c) or Section 7.01(d), (B) the Stockholders’ Meeting shall not yet have occurred and the Company Stockholder Approval shall not yet have been obtained solely as a result of the conditions set forth in Section 8.01(c)(i)(A) having not been satisfied and (C) those actions contemplated by Section 6.01(c) of the Company Disclosure Letter shall not yet have occurred, and (ii) those conditions that by their terms are to be satisfied at Closing, which conditions shall be capable of being satisfied at such time, then the End Date shall be automatically extended until October 20, 2026 (and such date shall thereafter be the End Date for all purposes hereof); provided, further, that the right to terminate this Agreement under this Section 8.01(c) shall not be available (1) to any party whose material breach of any provision of this Agreement has caused the failure to consummate the Merger on or prior to the End Date or (2) to either party until five (5) Business Days after the completion of the Stockholders’ Meeting (including after any postponement, recess or adjournment thereof taken in accordance with this Agreement) if, prior to the End Date, those conditions set forth in Section 7.01(b) (solely with respect to Antitrust Laws, including the HSR Act, or CFIUS), Section 7.01(c) and Section 7.01(d) have been satisfied or (to the extent permitted by Applicable Law) waived;
(d)   by either Parent or the Company, upon written notice to the other party, if any Governmental Authority of competent jurisdiction shall have issued a final and non-appealable Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Merger; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 8.01(d) shall not have breached in any material respect its obligations under Section 6.09, which breach is the primary cause or directly resulted in the issuance of such Order or other action;

(e)   by either Parent or the Company, upon written notice to the other party, if the Stockholders’ Meeting shall have concluded (including after any postponement, recess or adjournment thereof taken in accordance with this Agreement) and the Company Stockholder Approval shall not have been obtained thereat;
(f)   by Parent, upon written notice to the Company, in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained herein that (i) would result in any condition set forth in Section 7.02 not being satisfied and (ii) has not been cured prior to the earlier of the End Date or the thirtieth (30th) calendar day following Parent’s delivery of written notice of such breach to the Company; provided, however, that Parent shall not be entitled to terminate this Agreement pursuant to this Section 8.01(f) if, at the time of such termination, either Parent of Merger Sub is then in breach of any representation, warranty, covenant or agreement contained in this Agreement such that a condition set forth in Section 7.03 would not be satisfied;
(g)   by the Company, upon written notice to Parent, in the event of a breach by Parent or Merger Sub of any representation, warranty, covenant or other agreement contained herein that (i) would result in any condition set forth in Section 7.03 not being satisfied and (ii) has not been cured prior to the earlier of the End Date or the thirtieth (30th) calendar day following the Company’s delivery of written notice describing such breach to Parent; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.01(g) if, at the time of such termination, the Company is then in breach of any representation, warranty, covenant or agreement contained in this Agreement such that a condition set forth in Section 7.02 would not be satisfied;
(h)   by Parent, upon written notice to the Company, if (i) the Company Board or any committee thereof shall have effected an Adverse Recommendation Change; provided, however, that the exercise of such termination right by Parent must occur within ten (10) days following such Adverse Recommendation Change, or (ii) the Company has breached its obligations under Section 6.02 or Section 6.03 in any material respect; or
(i)   by the Company, upon written notice to Parent, if (i) prior to obtaining the Company Stockholder Approval, the Company Board shall have effected an Adverse Recommendation Change in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with Section 6.02(e), (ii) the Company has complied in all material respects with Section 6.02 and Section 6.03 and (iii) the Company pays to Parent the Company Termination Fee in accordance with Section 8.02(b) or (c), as applicable.
Section 8.02   Effect of Termination; Payment of Termination Fee.
(a)   If this Agreement is terminated pursuant to Section 8.01, this Agreement shall become void and of no effect without liability of any party (or any Representative of such party) to each other party hereto; provided, however, that the Confidentiality Agreement, the provisions of Section 6.10, Section 6.12, this Section 8.02 and Article 9 shall survive any termination hereof pursuant to Section 8.01. Notwithstanding anything to the contrary provided in this Agreement, including in the foregoing provisions of this Section 8.02(a), nothing shall relieve any party hereto from liability for a Willful Breach prior to such termination.
(b)   In the event that this Agreement is terminated by the Company pursuant to Section 8.01(i) (Superior Proposal) and neither Parent nor Merger Sub is in material breach of this Agreement at the time of such termination, then the Company shall pay Parent the Company Termination Fee by wire transfer of same-day funds to an account designated by Parent, immediately prior to or substantially concurrently with such termination.
(c)   In the event that:
(i)   this Agreement is terminated (A) by Parent pursuant to Section 8.01(h) (Adverse Recommendation Change) or (B) by Parent or the Company pursuant to Section 8.01(e) (Failure to Obtain Company Stockholder Approval) if, at the time of such termination pursuant to Section 8.01(e), Parent would have been entitled to terminate this Agreement pursuant to

Section 8.01(h) (Adverse Recommendation Change) and, in either case, neither Parent nor Merger Sub is in material breach of this Agreement at the time of such termination; or
(ii)   (A) this Agreement is terminated by (1) Parent or the Company pursuant to Section 8.01(c) (End Date) (but in the case of termination by the Company pursuant to Section 8.01(c), only if at such time Parent had the right to terminate this Agreement pursuant to Section 8.01(c) (End Date)), (2) Parent or the Company pursuant to Section 8.01(e) (Failure to Obtain Company Stockholder Approval) or (3) Parent pursuant to Section 8.01(f) (Company Breach); (B) prior to (1) such termination, in the case of a termination pursuant to Section 8.01(c) (End Date) or Section 8.01(f) (Company Breach), or (2) the Stockholders’ Meeting, in the case of a termination pursuant to Section 8.01(e) (Failure to Obtain Company Stockholder Approval), an Acquisition Proposal shall have been made publicly or to the Company Board, and not publicly withdrawn; (C) within nine (9) months of the date this Agreement is terminated the Company consummates or enters into a definitive agreement for an Acquisition Proposal (whether or not such Acquisition Proposal is subsequently consummated); and (D) neither Parent nor Merger Sub is in material breach of this Agreement at the time of such termination; provided, that, for purposes of this Section 8.02(c)(ii), all percentages in the definition of Acquisition Proposal shall be replaced with fifty percent (50%);
then the Company shall pay Parent the Company Termination Fee by wire transfer of same-day funds to an account designated by Parent (A) in the case of Section 8.02(c)(i), within two (2) Business Days after such termination or (B) in the case of Section 8.02(c)(ii) on the earlier of the date that the Company consummates or enters into a definitive agreement for the Acquisition Proposal (or no later than the next Business Day if such event occurs on a day that is not a Business Day).
(d)   In the event that:
(i)   this Agreement is terminated by Parent or the Company pursuant to Section 8.01(b) (CFIUS Turndown) and the Company is not in material breach of this Agreement at the time of such termination; or
(ii)   this Agreement is terminated by Parent or the Company pursuant to Section 8.01(c) (End Date) (but in the case of termination by Parent pursuant to Section 8.01(c), only if at such time the Company had the right to terminate this Agreement pursuant to Section 8.01(c) (End Date)) and at the time of such termination, (A) one or more of the conditions set forth in Section 7.01(b) (solely with respect to CFIUS), or Section 7.01(d) has not been satisfied, (B) the conditions set forth in Section 7.01(a) and Section 7.02 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing) or waived, and (C) no breach by the Company of its obligations under Section 6.09 has been the primary cause of the failure to be satisfied of all or any of the conditions set forth in Section 7.01(b), or Section 7.01(d) and (D) the Company is not in material breach of this Agreement at the time of such termination;
then, at the Company’s option, which the Company may exercise in its sole discretion, (1) Parent and the Company shall, concurrently with such termination, cause the execution and delivery of an amendment to the license agreement between Nathan’s Famous Systems, Inc., a Subsidiary of the Company, and a Subsidiary of Parent, dated December 5, 2012, in the form attached hereto as Exhibit B (the “License Extension”) and (2) Parent shall pay the Parent Termination Fee by wire transfer of same-day funds to an account designated by the Company within two Business Days after the execution and delivery of the License Extension.
(e)   For the avoidance of doubt, (i) the Company shall not be required to pay the Company Termination Fee on more than one occasion, (ii) Parent shall not be required to pay the Parent Termination Fee on more than one occasion and (iii) Parent shall not be required to pay the Parent Termination Fee unless the License Extension has been executed and delivered by Nathan’s Famous Systems, Inc., a Subsidiary of the Company. In the event that a party shall become entitled to receive payment of a Termination Fee pursuant to this Section 8.02 then the receipt of the Termination Fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by the party receiving the Termination Fee and any of its Affiliates (including Merger Sub, in the event that Parent receives the Company Termination Fee) or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination, the party that pays the Termination Fee shall have no further liability, whether pursuant to a claim at law or in equity, to the party receiving the Termination Fee and any of its Affiliates (including Merger Sub, in the event that Parent receives the Company Termination Fee) in connection with this Agreement (and the termination hereof), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination, and neither the party that receives the Termination Fee, nor any of its Affiliates (including Merger Sub, in the event that Parent receives the Company Termination Fee), nor any other Person shall be entitled to bring or maintain any claim, action or Proceeding against the party that pays the Termination Fee, any of its Affiliates or any of their respective directors, officers and employees for damages or any equitable relief arising out of or in connection with this Agreement (other than equitable relief to require payment of the applicable Termination Fee), any of the transactions contemplated by this Agreement or any matters forming the basis for such termination, except, in each case, with respect to liability of any such Person for a Willful Breach prior to the relevant termination.
(f)   Each of the Company, Parent and Merger Sub acknowledges that (i) the agreements contained in this Section 8.02 are reasonable and an integral part of the Agreement, (ii) without these agreements, the parties would not have entered into this Agreement and (iii) if the Company or Parent fails to pay a Termination Fee as required by this Agreement and the party owed a Termination Fee commences a suit which results in a final, non-appealable judgment against the party owing the Termination Fee for a Termination Fee or any portion thereof, then the party owing the Termination Fee shall pay the party owed the Termination Fee its costs and expenses (including attorney’s fees and disbursements) in connection with such suit, together with interest on the Termination Fee at the “prime rate” as published in The Wall Street Journal in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of three hundred and sixty-five (365) days and the actual number of days elapsed, without compounding).
ARTICLE 9
MISCELLANEOUS
Section 9.01   Notices.   Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered if delivered in person, (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, (c) on the next Business Day if transmitted by national overnight courier or (d) on the date delivered if sent by e-mail, provided that the e-mail transmission (i) is promptly confirmed by telephone, a responsive e-mail by the recipient thereof or otherwise clearly evidenced (excluding “bounce-backs,” out-of-office replies or other notice of non-delivery) or (ii) is followed up within one (1) Business Day after e-mail by one of the methods described in the foregoing clauses (a), (b) or (c), in each case as follows:
if to Parent, Merger Sub or the Surviving Corporation, to:
Smithfield Foods, Inc.
200 Commerce Street
Smithfield, VA 23430
Attention:
Tennille Checkovich

Email:
[***]

with a copy to (which shall not constitute notice):
Hunton Andrews Kurth LLP
951 E. Byrd Street
Richmond, VA 23219
Attn:
Richard Warren
Charles Brewer

Email:
rwarren@hunton.com
cbrewer@hunton.com

if to the Company (prior to the Merger) to:
Nathan’s Famous, Inc.
One Jericho Plaza
Jericho, NY 11753
Attention:
Eric Gatoff

Email:
[***]

with a copy to (which shall not constitute notice):
Akerman LLP
1251 Avenue of the Americas
37th Floor
New York, NY 10020
Attention:
Wayne Wald
Palash Pandya
James Macpherson

Email:
wayne.wald@akerman.com
palash.pandya@akerman.com
james.macpherson@akerman.com

Section 9.02   No Survival.   The covenants, agreements, representations and warranties contained herein or in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time; provided, however, that this Section 9.02 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.
Section 9.03   Amendments and Waivers.
(a)   Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that following receipt of the Company Stockholder Approval, no amendment may be made that requires the further approval of the stockholders of the Company under the DGCL unless the required further approval is obtained.
(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 9.04   Expenses.   Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Merger is consummated. For the avoidance of doubt, Parent shall pay all filing fees payable pursuant any Antitrust Law, including the HSR Act, or in connection with seeking CFIUS Clearance.
Section 9.05   Assignment; Benefit.   This Agreement shall not be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties; provided, that Parent or Merger Sub may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, at or after the Effective Time, to any debt financing sources for purposes of creating a security interest herein or otherwise assigning this Agreement as collateral in respect of such secured debt financing, but no such assignment by Parent or Merger Sub shall relieve them of their obligations hereunder. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except for, from and after the Effective Time, (i) the rights of the Company’s stockholders to receive the Per Share Merger Consideration pursuant to Article 2, (ii) the rights of the holders of Company Equity Awards to receive the payments in respect thereof pursuant to Section 2.06 and (iii) the rights of the Covered Persons pursuant to Section 6.09. The parties hereto further agree that the rights of third-party beneficiaries under this Section 9.05 shall not arise unless and until the Merger is consummated.

Section 9.06   Governing Law.   This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the Merger, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.
Section 9.07   Jurisdiction.   The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in the Court of Chancery of the State of Delaware, or if that court does not have jurisdiction, any state or federal court sitting in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of each such court in respect of any Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement, or relating to enforcement of any of the terms of this Agreement, and hereby irrevocably waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by such courts. Each party hereto agrees that notice or the service of process in any Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be properly served or delivered if delivered in the manner contemplated by Section 9.01 or in any other manner permitted by law.
Section 9.08   Waiver of Jury Trial.   EACH OF THE PARTIES HERETO HEREBY KNOWINGLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.08.
Section 9.09   Specific Performance; Remedies.
(a)   Except as otherwise expressly provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.
(b)   The parties hereto agree that irreparable injury, for which monetary damages would not be an adequate remedy, will occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. It is agreed that, unless and until this Agreement has been validly terminated pursuant to Section 8.01 and any dispute over the right to termination has been finally resolved, each party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other party, to a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and to any further equitable relief in each case in accordance with Section 9.07, this being in addition to any other remedy to which such party entitled under the terms of this Agreement at law or in equity.
(c)   The parties’ rights in this Section 9.09 are an integral part of the transactions contemplated by this Agreement and each party hereby waives any objections to any remedy referred to in this Section 9.09 (including any objection on the basis that there is an adequate remedy at Law). In the event any party hereto seeks any remedy referred to in this Section 9.09, such party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy.
(d)   Notwithstanding anything to the contrary in this Agreement, if prior to the End Date any party initiates a Proceeding to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, then the End Date shall be automatically extended by (i) the amount of time during which such Proceeding is pending plus twenty (20) Business Days or (ii) such other time period established by the court presiding over such Proceeding.
Section 9.10   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such a determination, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.
Section 9.11   Parent Guarantee.   Parent shall cause Merger Sub to comply in all respects with each of the covenants, obligations, agreements and undertakings made or required to be performed by Merger Sub in accordance with the terms of this Agreement, the Merger, and the other transactions contemplated by this Agreement. As a material inducement to the Company’s willingness to enter into this Agreement and perform its obligations hereunder, Parent hereby unconditionally guarantees full performance by Merger Sub of each of the covenants, obligations and undertakings required to be performed by Merger Sub under this Agreement and the transactions contemplated by this Agreement, subject to all terms, conditions and limitations contained in this Agreement, and hereby represents, acknowledges and agrees that any such breach of any such representation and warranty or default in the performance of any such covenant, obligation, agreement or undertaking of Merger Sub shall also be deemed to be a breach or default of Parent, and the Company shall have the right, exercisable in its sole discretion, to pursue any and all available remedies it may have arising out of any such breach or nonperformance directly against either or both of Parent and Merger Sub in the first instance.
Section 9.12   Entire Agreement.   This Agreement, the Company Disclosure Letter, the exhibits and schedules to this Agreement and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect thereto.
Section 9.13   Rules of Construction.   Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation.
Section 9.14   Company Disclosure Letter.   The parties hereto agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties of the Company that are set forth in the corresponding Section or subsection of this Agreement and (b) any other representations and warranties of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties is reasonably apparent on the face of such disclosure. The inclusion of an item in the Company Disclosure Letter as an exception to a representation or warranty of the Company set forth in this Agreement shall not be construed as an admission or indication by the Company of any non-compliance with, or breach or violation of, any third-party rights, Contract, Law or Order, such disclosures having been made solely for the purposes of creating exceptions to the representations and warranties of the Company set forth in this Agreement or of disclosing any information required to be disclosed under this Agreement.

Section 9.15   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
SMITHFIELD FOODS, INC.
By
/s/ C. Shane Smith

Name:
C. Shane Smith

Title:
President and Chief Executive Officer

BOARDWALK MERGER SUB INC.
By
/s/ Mark L. Hall

Name:
Mark L. Hall

Title:
President

NATHAN’S FAMOUS, INC.
By
/s/ Eric Gatoff

Name:
Eric Gatoff

Title:
Chief Executive Officer

Signature Page to Merger Agreement

EXHIBIT A
Form of Amended and Restated Certificate of Incorporation of the Surviving Corporation
[Omitted]

EXHIBIT B
Form of License Extension
[Omitted]

ANNEX B
Execution Version
VOTING AGREEMENT
THIS VOTING AGREEMENT (this “Agreement”), dated as of January 20, 2026, is entered into by and among Smithfield Foods, Inc., a Virginia corporation (“Parent”), Boardwalk Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Nathan’s Famous, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company listed on Schedule A hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger (as the same may be amended, modified or supplemented from time to time, the “Merger Agreement”), pursuant to which (and subject to the terms and conditions set forth therein), among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Parent;
WHEREAS, as of the date hereof, each Stockholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act, which meaning will apply for all purposes of this Agreement whenever the terms “beneficial owner,” “beneficial ownership” or “own beneficially” are used) of and is entitled to dispose and vote the number of shares of Company Common Stock set forth on Schedule A hereto (with respect to each Stockholder, the “Owned Shares” and, together with any additional shares of Company Common Stock or other voting securities of the Company of which such Stockholder acquires record or beneficial ownership and has an entitlement to dispose of and vote after the date hereof, including, without limitation, by purchase, by grant, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities or any Company RSUs or Company Stock Options, such Stockholder’s “Covered Shares”);
WHEREAS, as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent, Merger Sub, the Company and the Stockholders are entering into this Agreement; and
WHEREAS, the Stockholders acknowledge that Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholders set forth in this Agreement and would not enter into the Merger Agreement if any Stockholder did not enter into this Agreement.
AGREEMENTS
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub, the Company and the Stockholders hereby agree as follows:
Section 1.   Agreement to Vote.   Prior to the Termination Date, each Stockholder who owns Covered Shares as of the applicable record date, in his or her capacity as a stockholder of the Company, hereby irrevocably and unconditionally agrees that at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of stockholders of the Company, such Stockholder shall (a) when a meeting is held, appear at such meeting or otherwise cause the Covered Shares owned by such Stockholder to be counted as present thereat for the purpose of establishing a quorum, and respond to each request by the Company for written consent, if any, and (b) vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Covered Shares owned as of the record date for such meeting or consent of the stockholders (i) in favor of the Merger, the adoption of the Merger Agreement and any other matters necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement, including any proposal to adjourn or postpone the

Stockholders’ Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Stockholders’ Meeting is held, and (ii) against the following actions (other than the Merger and the transactions contemplated thereby): (A) any Acquisition Proposal, (B) any proposal for any recapitalization, reorganization, liquidation, dissolution, merger, sale of assets or other business combination between the Company and any other Person, and (C) any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement or this Agreement (collectively, the “Covered Proposals”). Except as expressly set forth in this Section 1 with respect to Covered Proposals, the Stockholders shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the stockholders of the Company.
Section 2.   No Inconsistent Agreements.   Each Stockholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Covered Shares and (b) has not granted any currently effective proxy or power of attorney with respect to any Covered Shares, and shall not grant at any time prior to the Termination Date any proxy or power of attorney with respect to any Covered Shares, in either case, which is inconsistent with such Stockholder’s obligations under this Agreement.
Section 3.   Termination.   This Agreement and all obligations of the parties hereto hereunder shall automatically terminate without any action by any party hereto and shall be of no further force and effect upon the earliest to occur of (a) the Closing, (b) the termination of the Merger Agreement in accordance with its terms, (c) the completion of the Stockholders’ Meeting and the inspectors’ certification of the voting results thereat, (d) written notice of termination of this Agreement by Parent to the Stockholders, (e) the Company Board or a committee thereof having effected an Adverse Recommendation Change (f) the entry into or effectiveness of amendment, modification or waiver of the Merger Agreement that (i) reduces the amount or changes the form of the Per Share Merger Consideration or (ii) extends the End Date beyond October 20, 2026, or (g) with respect to any Stockholder, the mutual written agreement of such Stockholder and Parent (such earliest date being referred to herein as the “Termination Date”); provided, that the provisions set forth in Section 8 and Section 11 to Section 23 shall survive the termination of this Agreement; provided, further, that any liability incurred by any party hereto as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.
Section 4.   Representations and Warranties of the Stockholders.   Each Stockholder, as to such Stockholder (severally and not jointly and severally), hereby represents and warrants to Parent and Merger Sub as of the date hereof as follows:
(a)   Such Stockholder is the beneficial owner of, and has good and valid title to, the Covered Shares, free and clear of all Liens other than as created by this Agreement, pursuant to applicable securities Laws or as would not restrict, prohibit or impair the exercise by Parent or Merger Sub of its rights under this Agreement or have an adverse effect on such Stockholder’s ability to perform such Stockholder’s obligations hereunder. As of the date hereof, other than the Owned Shares and any Company RSUs or Company Stock Options, such Stockholder does not own beneficially or of record any shares of capital stock or voting securities of the Company. Such Stockholder (i) has the sole voting and sole disposition power over all of the Covered Shares, and (ii) is not subject to any voting trusts or voting agreements with respect to the Covered Shares.
(b)   Each Stockholder has all requisite power and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions.
(c)   Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of such Stockholder for the execution, delivery and performance of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby nor compliance by such Stockholder with any of the provisions hereof shall (A) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on such property or asset of such Stockholder pursuant to, any Contract to which such Stockholder is a party or by which such Stockholder or any property or asset of such Stockholder is bound or affected or (B) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Stockholder or any of such Stockholder’s properties or assets, in each case, other than as would not restrict, prohibit or impair the exercise by Parent or Merger Sub of its rights under this Agreement or have an adverse effect on such Stockholder’s ability to perform such Stockholder’s obligations hereunder.
(d)   As of the date of this Agreement, there is no litigation pending against any such Stockholder, or, to the knowledge of such Stockholder, threatened against such Stockholder that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Parent or Merger Sub of its rights under this Agreement or the performance by any such Stockholder of such Stockholder’s obligations under this Agreement.
(e)   Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations and warranties of such Stockholder contained herein.
(f)   No agent, broker, investment banker, finder or other intermediary is or will be entitled to any fee or commission or reimbursement of expenses from Parent, Merger Sub or the Company or any of their respective Affiliates in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.
The representations and warranties of the Stockholders contained herein shall not survive the Termination Date.
Section 5.   Restrictions on Transfer.   Each Stockholder, as to such Stockholder (severally and not jointly), hereby covenants and agrees as follows:
(a)   Prior to the Termination Date, and except as contemplated hereby, such Stockholder shall not (i) (x) tender into any tender or exchange offer, (y) sell, transfer, pledge, hypothecate, grant, encumber, assign or otherwise dispose of (collectively “Transfer”), or enter into any Contract, option, agreement or other arrangement or understanding with respect to the Transfer of any of the Covered Shares or beneficial ownership or voting power thereof or therein (including by operation of law), or (z) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares or (ii) knowingly take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling such Stockholder from performing such Stockholder’s obligations under this Agreement; provided, however, that nothing contained herein shall prohibit (A) any Transfer to (1) any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family or (2) any person or entity if and solely to the extent required by any non-consensual, final and non-appealable injunction, order, judgment or decree of any Governmental Authority, by divorce decree or by will, intestacy or other similar law, so long as the permitted transferee executes a joinder to this Agreement pursuant to which such transferee agrees to become a party hereto and be subject to the restrictions applicable to such Stockholder hereunder or (B) (1) the net settlement of Company Stock Options (to pay the exercise price thereof and any tax withholding obligations), (2) the net settlement of Company RSUs (to pay any tax withholding obligations), (3) the exercise of Company Stock Options, to the extent such options would expire prior to the Effective Time, (4) the sale of a sufficient number of shares of Company Common Stock acquired upon exercise of Company Stock Options pursuant to the foregoing clause (3) as would generate sales proceeds sufficient to pay the aggregate applicable exercise price of the shares then exercised under such Company Stock Options and the taxes payable by such Holder as a result of such exercise or settlement. Any Transfer in violation of this Section 5(a)

shall be null and void ab initio. To the extent a Transfer is permitted under this Agreement, such Transfer must also comply with all applicable Laws.
(b)   Prior to the Termination Date, in the event that such Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional shares of Company Common Stock or other voting interests with respect to the Company, such shares of Company Common Stock or other voting interests shall, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, and the number of shares of Company Common Stock held by such Stockholder set forth on Schedule A hereto will be deemed amended accordingly. Each Stockholder shall promptly notify Parent in writing of any such event.
(c)   Each Stockholder hereby waives all right to dissent or seek appraisal under the Delaware General Corporation Law, including Section 262 thereof, or otherwise exercise any appraisal rights with respect to all of such Stockholder’s Covered Shares owned (beneficially or of record) by such Stockholder in connection with the Merger, the Merger Agreement and the other transactions contemplated therein.
(d)   Notwithstanding any provision of this Agreement to the contrary, nothing herein shall prevent a Stockholder from complying with his or her disclosure obligations under applicable Laws.
Section 6.   No Solicitation.   Until the Termination Date, each Stockholder hereby agrees that he or she will not, directly or indirectly, take any action or omit to take any action that the Company is not permitted to take or omit to take pursuant to Section 6.02 of the Merger Agreement. Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take certain actions set forth in Section 6.02 of the Merger Agreement, each Stockholder will be free to participate in any such actions in accordance with and subject to the provisions of the Merger Agreement.
Section 7.   Stockholder Capacity.   This Agreement is being entered into by each Stockholder solely in such Stockholder’s capacity as a stockholder of the Company and not in any other capacity, and, without limiting Parent’s and Merger Sub’s rights under the Merger Agreement, nothing in this Agreement shall restrict or limit (a) the ability of any Stockholder to take any action in such Stockholder’s capacity as a director, officer or employee of the Company or its Subsidiaries, and exercising such Stockholder’s fiduciary duties and responsibilities in such capacity, or the ability of the Stockholder to vote or provide written consent as a director of the Company in his or her sole discretion on any matter, whether in connection with the Merger Agreement or otherwise, and no action or omissions by any such Stockholder in his or her capacity as a director of the Company shall be deemed to constitute a breach of any provision of this Agreement, or (b) the Company from taking any actions that are otherwise permitted by the Merger Agreement, including with respect to a Superior Proposal.
Section 8.   Disclosure.   Each Stockholder hereby authorizes Parent, Merger Sub and the Company to publish and disclose in any announcement or disclosure required by the SEC and in the Proxy Statement such Stockholder’s identity and ownership of the Covered Shares, this Agreement and the nature of such Stockholder’s obligations under this Agreement. Parent will not make any other disclosures regarding any Stockholder in any press release or otherwise without the prior written consent of such Stockholder (such approval not to be unreasonably withheld, conditioned or delayed). Parent hereby authorizes each Stockholder to disclose in any disclosure required by any Governmental Authority Parent’s identity and the nature of Parent’s obligations under this Agreement.
Section 9.   Further Assurances.   From time to time, at the request of Parent and without further consideration, each Stockholder shall take such further action as may reasonably be deemed by Parent to be necessary to consummate and make effective the transactions contemplated by this Agreement.
Section 10.   Amendment and Modification.   This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party and otherwise as expressly set forth herein.
Section 11.   Waiver.   At any time prior to the Termination Date, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.
Section 12.   Notices.   Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered if delivered in person, (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, (c) on the next Business Day if transmitted by national overnight courier or (d) on the date delivered if sent by e-mail, provided that the e-mail transmission (i) is promptly confirmed by telephone, a responsive e-mail by the recipient thereof or otherwise clearly evidenced (excluding “bounce-backs,” out-of-office replies or other notice of non-delivery) or (ii) is followed up within one (1) Business Day after e-mail by one of the methods described in the foregoing clauses (a), (b) or (c), in each case as follows:
(i)
if to Parent or Merger Sub:

Smithfield Foods, Inc.
200 Commerce Street
Smithfield, VA 23430
Attention:
Tennille Checkovich

Email:
[***]

with a copy (which shall not constitute notice) to:
Hunton Andrews Kurth LLP
951 E. Byrd Street
Richmond, VA 23219
Attention:
Richard Warren
Charles Brewer

Email:
rwarren@hunton.com
cbrewer@hunton.com

(ii)
if to the Company:

Nathan’s Famous, Inc.
One Jericho Plaza
Jericho, New York 11752
Attention:
Eric Gatoff

Email:
[***]

with a copy (which shall not constitute notice) to:
Akerman LLP
1251 Avenue of the Americas
37th Floor
New York, NY 10020
Attention:
Wayne Wald
Palash Pandya
James Macpherson

Email:
wayne.wald@akerman.com
palash.pandya@akerman.com
james.macpherson@akerman.com

(iii)
if to a Stockholder:

As set forth on Schedule A hereto, in each case with a copy (which shall not constitute notice) to:
Akerman LLP
1251 Avenue of the Americas
37th Floor
New York, NY 10020
Attention:
Wayne Wald
Palash Pandya
James Macpherson

Email:
wayne.wald@akerman.com
palash.pandya@akerman.com
james.macpherson@akerman.com

Section 13.   Entire Agreement.   This Agreement constitutes the entire agreement, and supersedes all prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter hereof and thereof.
Section 14.   No Third Party Beneficiaries.   Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.
Section 15.   Relationship Among the Parties.   This Agreement is intended to create a contractual relationship among Parent, Merger Sub, the Company and the Stockholders and is not intended to create, and does not create, any agency, partnership, joint venture or any similar relationship among the parties hereto. Without limiting the generality of the foregoing, none of Parent, Merger Sub, the Company or any Stockholder, by entering into this Agreement, intends to form a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law with Parent or Merger Sub or any other stockholder of the Company. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder, and, except as expressly provided herein, Parent and Merger Sub shall have no authority to direct any Stockholder in the voting or disposition of any of the Covered Shares. Parent and Merger Sub shall not be deemed to be the beneficial owner of any Covered Shares by virtue of this Agreement.
Section 16.   Governing Law and Venue; Waiver of Jury Trial.
(a)   This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the Merger, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.
(b)   The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in the Court of Chancery of the State of Delaware, or if that court does not have jurisdiction, any state or federal court sitting in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of each such court in respect of any Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement, or relating to enforcement of any of the terms of this Agreement, and hereby irrevocably waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by such courts. Each party hereto agrees that notice or the service of process in any Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be properly served or delivered if delivered in the manner contemplated by Section 12 or in any other manner permitted by Law.

(c)   EACH OF THE PARTIES HERETO HEREBY KNOWINGLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.
Section 17.   Assignment; Successors.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void; provided, however, that Parent and Merger Sub are expressly permitted to assign their rights under this Agreement to any Affiliate of Parent (including by way of a transfer of shares of capital stock of Merger Sub), and any such Person shall be entitled to assume Parent’s and/or Merger Sub’s obligations under this Agreement; provided, that no such assignment and assumption shall release Parent or Merger Sub from any of its obligations under this Agreement to the extent not performed. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.
Section 18.   Enforcement.   The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any actual or threatened breach of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement. Each of the parties hereby agrees (i) that such party shall not oppose the granting of such relief by reason of there being an adequate remedy at law, (ii) that such party hereby irrevocably waives any requirement for the security or posting of any bond in connection with such relief and (iii) that such relief may be granted without the requirement that the party seeking such relief offer proof of actual damages. The parties further agree that, by seeking the remedies provided for in this Section 18, a party shall not in any respect waive such party’s right to seek any other form of relief, at law or in equity, that may be available to a party under this Agreement, including monetary damages in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 18 are not available or otherwise are not granted.
Section 19.   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Notwithstanding the foregoing, upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.
Section 20.   No Presumption Against Drafting Party.   Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation.
Section 21.   Stockholder Obligations Several and Not Joint.   The obligations of each Stockholder hereunder shall be several and not joint and several, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

Section 22.   Expenses.   Except as set forth in the Merger Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Merger is consummated.
Section 23.   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.
[Signature Page Follows]

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and the Stockholders have caused to be executed or executed this Agreement as of the date first written above.
Parent:
SMITHFIELD FOODS, INC.
By:
/s/ C. Shane Smith

Name:
C. Shane Smith

Title:
President and Chief Executive Officer

Merger Sub:
BOARDWALK MERGER SUB INC.
By:
/s/ Mark L. Hall

Name:
Mark L. Hall

Title:
President

[Signature Page to Voting Agreement]

Company:
NATHAN’S FAMOUS, INC.
By:
/s/ Eric Gatoff

Name:
Eric Gatoff

Title:
Chief Executive Officer

[Signature Page to Voting Agreement]

Stockholder:
/s/ Eric Gatoff

Eric Gatoff
[Signature Page to Voting Agreement]

Stockholder:
/s/ Joanne Podell

Joanne Podell
[Signature Page to Voting Agreement]

Stockholder:
LORBER ALPHA II LP, a Nevada limited partnership
By:
Lorber Alpha II, LLC, its general partner

By:
/s/ Howard M. Lorber

Name:
Howard M. Lorber

Title:
Manager

[Signature Page to Voting Agreement]

Stockholder:
/s/ Howard M. Lorber

Howard M. Lorber
[Signature Page to Voting Agreement]

Stockholder:
LORBER GAMMA LP, a Nevada limited partnership
By:
Lorber Gamma, LLC, its general partner

By:
/s/ Howard M. Lorber

Name:
Howard M. Lorber

Title:
Manager

[Signature Page to Voting Agreement]

Stockholder:
ISAGEN, LLC
By:
/s/ Robert J. Eide

Name:
Robert J. Eide

Title:
Authorized Signatory

[Signature Page to Voting Agreement]

Stockholder:
/s/ Robert J. Eide

Robert J. Eide
[Signature Page to Voting Agreement]

Stockholder:
/s/ A.F. Petrocelli

A.F. Petrocelli
[Signature Page to Voting Agreement]

Stockholder:
/s/ Barry Leistner

Barry Leistner
[Signature Page to Voting Agreement]

Stockholder:
/s/ Brain S. Genson

Brian S. Genson
[Signature Page to Voting Agreement]

Stockholder:
/s/ Andrew M. Levine

Andrew M. Levine
[Signature Page to Voting Agreement]

Stockholder:
/s/ Wayne Norbitz

Wayne Norbitz
[Signature Page to Voting Agreement]

Stockholder:
/s/ Charles Raich

Charles Raich
[Signature Page to Voting Agreement]

Schedule A
Stockholder Name and Notice Information	Number of Shares
Howard M. Lorber c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	719,521
Lorber Alpha II LP c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	250,000
Lorber Gamma LP c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	20,320
Robert J. Eide c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	15,987.1473
Isagen, LLC c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	138
Andrew M. Levine c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	0
A.F. Petrocelli c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	50,000
Eric Gatoff c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	78,752
Charles Raich c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	45,920
Barry Leistner c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	36,409
Brian S. Genson c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	7,042

Stockholder Name and Notice Information	Number of Shares
Wayne Norbitz c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	0
Joanne Podell c/o Nathan’s Famous, Inc. One Jericho Plaza Jericho, New York 11752	0

ANNEX C
January 20, 2026
The Board of Directors
Nathan’s Famous, Inc.
One Jericho Plaza
Jericho, New York 11753
Members of the Board:
We understand that Nathan’s Famous, Inc. (the “Company”), Smithfield Foods, Inc. (“Parent”), and Boardwalk Merger Sub Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”) in a transaction in which each outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), other than shares of Company Common Stock held in the treasury of the Company or owned by the Company, Parent or Merger Sub or any of their respective subsidiaries, all of which shares will be cancelled, or as to which dissenters rights have been properly exercised, will be converted into the right to receive $102.00 in cash (the “Per Share Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the Per Share Merger Consideration to be received by the holders of shares of Company Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders (other than Parent, Merger Sub and their respective affiliates).
In arriving at our opinion, we have, among other things:
(i)
reviewed a draft dated January 20, 2026 of the Merger Agreement;

(ii)
reviewed certain publicly available financial and other information about the Company;

(iii)
reviewed certain information furnished to us and approved for our use by the Company’s management, including financial forecasts and analyses, relating to the business, operations and prospects of the Company;

(iv)
held discussions with members of senior management of the Company concerning the matters described in clauses (ii) and (iii) above;

(v)
reviewed the share trading price history and valuation multiples for the Company Common Stock and compared them with those of certain publicly traded companies that we deemed relevant;

(vi)
compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed relevant; and

(vii)
conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available to us by the Company or that was publicly available to us (including, without limitation, the information described above), or that was otherwise reviewed by us. We have relied on assurances of the management of the Company that it is not aware of any facts or circumstances that would make any of the foregoing information incomplete, inaccurate or misleading. In our review, we did not obtain any independent evaluation or appraisal of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise), nor did we conduct a physical inspection of any of the properties or facilities of, the Company, and we have not been furnished with and assume no responsibility to obtain, any such evaluations, appraisals or physical inspections. We have not evaluated the solvency or fair value of the Company, Parent or any other entity under any laws relating to bankruptcy, insolvency or similar matters.
With respect to the financial forecasts provided to and reviewed by us, we note that projecting future results of any company is inherently subject to uncertainty. However, we have been advised, and we have assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company and the other matters covered thereby. We express no opinion as to the Company’s financial forecasts or the assumptions on which they are based.
Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.
We have made no independent investigation of, and we express no view or opinion as to, any legal, regulatory, accounting or tax matters affecting or relating to the Company, and we have assumed the correctness in all respects material to our analyses and opinion of all legal, regulatory, accounting and tax advice given to the Company and its Board of Directors, including, without limitation, with respect to changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting the Company or the Merger and legal, regulatory, accounting and tax consequences of the terms of, and transactions contemplated by, the Merger Agreement and related documents to the Company and its stockholders. In addition, in preparing this opinion, we have not taken into account any tax consequences of the transaction to any holder of Company Common Stock. We have assumed that the Merger will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement and in compliance with all applicable laws, documents and other requirements and that the final form of the Merger Agreement will be substantially similar to the last draft reviewed by us. We have also assumed that in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Merger or otherwise, including with respect to any divestitures or other requirements, no delay, limitation, restriction or condition will be imposed or occur that would have an adverse effect on the Company, Parent or the contemplated benefits of the Merger or that otherwise would be material in any respect to our analyses or opinion.
Our opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Merger or the terms of the Merger Agreement or the documents referred to therein, including the form or structure of the Merger or any term, aspect or implication of any other agreements, arrangements or understandings entered into in connection with, or contemplated by or resulting from the Merger or otherwise. Our opinion does not constitute a recommendation as to how any holder of shares of Company Common Stock should vote on the Merger or any matter related thereto. We have not been asked to address, and our opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company or any other party, other than the holders of shares of Company Common Stock. We express no view or opinion as to the price at which shares of Company Common Stock will trade or otherwise be transferrable at any time. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any of the Company’s officers, directors or employees, or any class of such persons, in connection with the Merger relative to the Per Share Merger Consideration to be received by holders of shares of Company Common Stock or otherwise. Our opinion has been authorized by the Fairness Committee of Jefferies LLC.

It is understood that our opinion is for the use and benefit of the Board of Directors of the Company (in its capacity as such) in its consideration of the Merger.
We have been engaged by the Company to act as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and a significant portion of which is payable contingent upon consummation of the Merger. We also will be reimbursed for expenses incurred. The Company has also agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. As you are aware, during the past two years we have not provided financial advisory or financing services to the Company (other than in connection with our current engagement), Parent or WH Group Limited for which we have received compensation. In the ordinary course of our business, we and our affiliates may trade or hold securities or financial instruments (including loans and other obligations) of the Company, Parent, WH Group Limited and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions or otherwise effect transactions in those securities. In addition, we may seek to, in the future, provide financial advisory and financing services to the Company, Parent, WH Group Limited or entities that are affiliated with the Company, Parent or WH Group Limited, for which we would expect to receive compensation. Except as otherwise expressly provided in our engagement letter with the Company, our opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any manner, without our prior written consent.
Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Per Share Merger Consideration to be received by the holders of shares of Company Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders (other than Parent, Merger Sub and their respective affiliates).
Very truly yours,
JEFFERIES LLC

NATHAN’S FAMOUS, INC.ONE JERICHO PLAZAJERICHO, NEW YORK 11753ATTN: ERIC GATOFFVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time on [TBD], 2026. Have your proxy card inhand when you access the web site and follow the instructions to obtain your recordsand to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/[TBD]You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time on [TBD], 2026. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V86676-TBDKEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.NATHAN'S FAMOUS, INC.The Board of Directors recommends you vote “FOR” Proposals 1, 2, and 3.For Against Abstain1. To adopt the Agreement and Plan of Merger, dated as of January 20, 2026 (as it may be amended from time to time, the “MergerAgreement”), by and among Smithfield Foods, Inc., a Virginia corporation (“Parent”), Boardwalk Merger Sub Inc., a Delawarecorporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, providing for, among other things, the mergerof Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiaryof Parent (the “Merger Proposal”).2. To approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s namedexecutive officers that is based on or otherwise relates to the Merger (the “Compensation Advisory Proposal”).3. To approve one or more adjournments of the special meeting of stockholders of the Company (the "Special Meeting") to a later dateor time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at thetime of the Special Meeting (the “Adjournment Proposal”).NOTE: The proxy holders are also authorized to vote in their discretion on such other matters as may properly come before the meetingor any postponement or adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When shares are held byjoint owners, both should sign. When signing as attorney, executor, administrator,or other fiduciary, please give full title as such.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.comV86677-TBDPRELIMINARY PROXY CARD DATED MARCH 6, 2026 - SUBJECT TO COMPLETIONV86677-TBDNATHAN'S FAMOUS, INC.SPECIAL MEETING PROXY CARD[TBD], 2026 [TBD] EASTERN TIMEThis proxy is solicited by the Board of DirectorsThe undersigned, revoking all previous proxies, hereby appoints Howard M. Lorber and Eric Gatoff, or either of them, as proxies,each with the full power of substitution and revocation, and hereby authorizes them to represent and to vote, as designatedon the reverse side of this ballot, all of the shares of common stock of Nathan's Famous, Inc., a Delaware corporation, that theundersigned is entitled to vote at the Special Meeting of Stockholders scheduled to be held at [TBD], ET on [TBD], 2026, live viathe Internet at www.virtualshareholdermeeting.com/[TBD] and any adjournment, postponement or rescheduling thereof. Onlystockholders of record on [•], 2026 may vote at the Special Meeting or any adjournment thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTIONIS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXYHOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT,POSTPONEMENT OR RESCHEDULING THEREOF.(Continued, and to be marked, dated and signed on the other side.)